EXHIBIT 10.21

SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

BANK OF AMERICA, N.A.,

THE ADMINISTRATIVE AND COLLATERAL AGENT

FOR THE LENDERS REFERENCED HEREIN

MOTHERS WORK, INC.

THE LEAD BORROWER

FOR THE BORROWERS REFERENCED HEREIN

AND

THE GUARANTORS PARTY HERETO

MARCH 13, 2007

TABLE OF CONTENTS

ARTICLE I. - DEFINITIONS:		2
ARTICLE II. - THE REVOLVING CREDIT		41
2.1	ESTABLISHMENT OF REVOLVING CREDIT	41
2.2	ADVANCES IN EXCESS OF BORROWING BASE (OVERLOANS)	42
2.3	RISKS OF VALUE OF COLLATERAL	42
2.4	COMMITMENT TO MAKE REVOLVING CREDIT LOANS AND SUPPORT LETTERS OF CREDIT	43
2.5	REVOLVING CREDIT LOAN REQUESTS	43
2.6	MAKING OF REVOLVING CREDIT LOANS	45
2.7	SWINGLINE LOANS	46
2.8	THE LOAN ACCOUNT	46
2.9	THE REVOLVING CREDIT NOTE	47
2.10	PAYMENT OF THE LOAN ACCOUNT	48
2.11	INTEREST ON REVOLVING CREDIT LOANS	49
2.12	REVOLVING CREDIT COMMITMENT FEE	50
2.13	INTENTIONALLY OMITTED	50
2.14	UNUSED LINE FEE	50
2.15	EARLY TERMINATION FEE	50
2.16	CONCERNING FEES	51
2.17	INTENTIONALLY OMITTED	51
2.18	PROCEDURES FOR ISSUANCE OF L/C’S	51
2.19	FEES FOR L/C’S	52
2.20	CONCERNING L/C’S	54
2.21	CHANGED CIRCUMSTANCES	55
2.22	LENDERS’ COMMITMENTS	57
2.23	DESIGNATION OF LEAD BORROWER AS BORROWERS’ AGENT	58
ARTICLE III. - CONDITIONS PRECEDENT:		59
3.1	CORPORATE DUE DILIGENCE	59
3.2	OPINION	59
3.3	OFFICERS’ CERTIFICATES	59
3.4	ADDITIONAL DOCUMENTS	60
3.5	REPRESENTATIONS AND WARRANTIES	62
3.6	MINIMUM DAY ONE EXCESS AVAILABILITY	62
3.7	ALL FEES AND EXPENSES PAID	62
3.8	NO BORROWER DEFAULT	63
3.9	NO ADVERSE CHANGE	63
3.10	FINALIZATION OF TERM LOAN FACILITY	63
3.11	VALIDITY OF LIENS	63
3.12	DOCUMENTS	63
ARTICLE IV. - GENERAL REPRESENTATIONS, COVENANTS AND WARRANTIES:		63
4.1	PAYMENT AND PERFORMANCE OF LIABILITIES	63
4.2	DUE ORGANIZATION. CORPORATE AUTHORIZATION. NO CONFLICTS	64

i

4.3	TRADE NAMES	65
4.4	INFRASTRUCTURE	65
4.5	GUARANTOR	66
4.6	LOCATIONS	66
4.7	TITLE TO ASSETS	67
4.8	INDEBTEDNESS	68
4.9	INSURANCE	70
4.10	LICENSES; MATERIAL CONTRACTS	71
4.11	LEASES	71
4.12	REQUIREMENTS OF LAW	71
4.13	LABOR RELATIONS	72
4.14	MAINTAIN PROPERTIES	72
4.15	TAXES	73
4.16	NO MARGIN STOCK OR SECURITIES	74
4.17	ERISA	74
4.18	HAZARDOUS MATERIALS AND ENVIRONMENTAL COMPLIANCE	75
4.19	LITIGATION	78
4.20	DIVIDENDS; INVESTMENTS; CORPORATE ACTION	78
4.21	LOANS	80
4.22	PROTECTION OF ASSETS	80
4.23	LINE OF BUSINESS	80
4.24	AFFILIATE TRANSACTIONS	80
4.25	FURTHER ASSURANCES	81
4.26	ADEQUACY OF DISCLOSURE	81
4.27	NO RESTRICTIONS ON LIABILITIES	82
4.28	OTHER COVENANTS	82
ARTICLE V. - FINANCIAL REPORTING AND PERFORMANCE COVENANTS:		82
5.1	MAINTAIN RECORDS	82
5.2	ACCESS TO RECORDS	83
5.3	IMMEDIATE NOTICE TO AGENT	84
5.4	BORROWING BASE CERTIFICATE	85
5.5	WEEKLY REPORTS	85
5.6	MONTHLY REPORTS	86
5.7	QUARTERLY REPORTS	87
5.8	ANNUAL REPORTS	88
5.9	OFFICERS’ CERTIFICATES	88
5.10	INVENTORIES, APPRAISALS, AND AUDITS	89
5.11	ADDITIONAL FINANCIAL INFORMATION	90
5.12	FINANCIAL PERFORMANCE COVENANTS	91
ARTICLE VI. - USE AND COLLECTION OF COLLATERAL:		91
6.1	USE OF INVENTORY COLLATERAL	91
6.2	INVENTORY QUALITY	92
6.3	ADJUSTMENTS AND ALLOWANCES	92
6.4	VALIDITY OF ACCOUNTS	92
6.5	NOTIFICATION TO ACCOUNT DEBTORS	93

ARTICLE VII. - CASH MANAGEMENT; PAYMENT OF LIABILITIES:		93
7.1	DEPOSITORY ACCOUNTS	93
7.2	CREDIT CARD RECEIPTS	94
7.3	THE CONCENTRATION, BLOCKED, AND OPERATING ACCOUNTS	94
7.4	PROCEEDS AND COLLECTION OF ACCOUNTS	96
7.5	PAYMENT OF LIABILITIES	97
7.6	THE OPERATING ACCOUNT AND DISBURSEMENT ACCOUNT	98
ARTICLE VIII. - GRANT OF SECURITY INTEREST:		98
8.1	GRANT OF SECURITY INTEREST	98
8.2	EXTENT AND DURATION OF SECURITY INTEREST	100
8.3	PERFECTION OF SECURITY INTERESTS	100
ARTICLE IX. - COLLATERAL AGENT AS BORROWERS’ ATTORNEY-IN-FACT:		103
9.1	APPOINTMENT AS ATTORNEY-IN-FACT	103
9.2	NO OBLIGATION TO ACT	104
ARTICLE X. - EVENTS OF DEFAULT:		105
10.1	FAILURE TO PAY REVOLVING CREDIT	105
10.2	FAILURE TO MAKE OTHER PAYMENTS	105
10.3	FAILURE TO PERFORM COVENANT OR LIABILITY (NO GRACE PERIOD)	105
10.4	FAILURE TO PERFORM COVENANT OR LIABILITY (GRACE PERIOD)	106
10.5	MISREPRESENTATION	106
10.6	ACCELERATION OF OTHER DEBT. BREACH OF LEASE	106
10.7	DEFAULT UNDER OTHER AGREEMENTS	107
10.8	INTENTIONALLY OMITTED	107
10.9	ATTACHMENT; JUDGMENT; RESTRAINT OF BUSINESS	107
10.10	BUSINESS FAILURE	107
10.11	BANKRUPTCY	108
10.12	DEFAULT BY GUARANTOR OR AFFILIATE	108
10.13	INDICTMENT - FORFEITURE	108
10.14	TERMINATION OF GUARANTY	108
10.15	CHALLENGE TO LOAN DOCUMENTS	108
10.16	INTENTIONALLY OMITTED	109
10.17	CHANGE IN CONTROL	109
10.18	UNINSURED LOSSES	109
10.19	ERISA	109
ARTICLE XI. - RIGHTS AND REMEDIES UPON DEFAULT:		109
11.1	RIGHTS OF ENFORCEMENT	109
11.2	SALE OF COLLATERAL	110
11.3	OCCUPATION OF BUSINESS LOCATION	111
11.4	GRANT OF NONEXCLUSIVE LICENSE	111
11.5	ASSEMBLY OF COLLATERAL	111
11.6	RIGHTS AND REMEDIES	111
ARTICLE XII. - NOTICES:		112
12.1	NOTICE ADDRESSES	112
12.2	NOTICE GIVEN	113
ARTICLE XIII. - TERM:		113

13.1	TERMINATION OF REVOLVING CREDIT	113
13.2	ACTIONS ON TERMINATION	114
ARTICLE XIV. - GENERAL:		114
14.1	PROTECTION OF COLLATERAL	114
14.2	PUBLICITY	114
14.3	SUCCESSORS AND ASSIGNS	114
14.4	SEVERABILITY	115
14.5	AMENDMENTS; COURSE OF DEALING	115
14.6	POWER OF ATTORNEY	115
14.7	APPLICATION OF PROCEEDS	116
14.8	INCREASED COSTS	116
14.9	COSTS AND EXPENSES OF THE AGENT AND LENDERS	116
14.10	COPIES AND FACSIMILES	117
14.11	NEW YORK LAW	117
14.12	CONSENT TO JURISDICTION	117
14.13	INDEMNIFICATION	118
14.14	RULES OF CONSTRUCTION	118
14.15	INTENT	120
14.16	PARTICIPATIONS	120
14.17	RIGHT OF SET-OFF	121
14.18	PLEDGES TO FEDERAL RESERVE BANKS	121
14.19	MAXIMUM INTEREST RATE	121
14.20	WAIVERS	121
14.21	COUNTERPARTS	122
14.22	ELECTRONIC SUBMISSIONS	122
14.23	BANK OF AMERICA, N.A.. AS AGENT	123
14.24	JOINT BORROWER PROVISIONS	123
14.25	TRANSITIONAL ARRANGEMENTS	127
14.26	CONFIDENTIALITY	128

EXHIBITS

2.7	:	SwingLine Note

2.9	:	Revolving Credit Note

2.22	:	Revolving Credit Lenders’ Commitments

4.2	:	Affiliates

4.3	:	Trade Names

4.6(a)	:	Locations, Leases, and Landlords

4.6(c)	:	Form of Landlord Waiver

4.7(a)	:	Encumbrances

4.7(d)	:	Third Party Bailees

4.8	:	Indebtedness

4.9	:	Insurance Policies

4.10	:	Licenses; Material Contracts

4.11	:	Capital Leases

4.15	:	Taxes

4.17	:	ERISA

4.18	:	Environmental Compliance

4.19	:	Litigation

4.20	:	Investments

5.4	:	Form of Borrowing Base Certificate

5.9	:	Officer’s Compliance Certificate

5.12(a)	:	Financial Performance Covenants

5.12(b)	:	Business Plan

7.1	:	DDA’s

7.2	:	Credit Card Arrangements

8.3(d)	:	Investment Property

v

SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

March 13, 2007

THIS AGREEMENT is made between

Bank of America, N.A., a national banking association, with offices at 100 Federal Street, Boston, Massachusetts 02110, as agent (in such capacity, herein the “Administrative Agent”) for the benefit of the Lenders, on a Pro Rata basis, based upon each Lender’s Percentage Commitment, who are, at present, those financial institutions identified on the signature pages of this Agreement and who in the future are those Persons (if any) who become a “Lender” in accordance with the provisions of Article VII of the Agency Agreement;

and

Bank of America, N.A., a national banking association, with offices at 100 Federal Street, Boston, Massachusetts 02110, as agent (in such capacity, herein the “Collateral Agent”) for the benefit of the Lenders and the Administrative Agent,

and

Cave Springs, Inc., a Delaware corporation (collectively, with the Lead Borrower, the “Borrowers” and each individually, a “Borrower”), which has its principal executive offices at Little Falls Centre II, 2751 Centerville Road, Suite 3207, Wilmington, DE 19808,

Mothers Work, Inc., a Delaware corporation with its principal executive offices at 456 North Fifth Street, Philadelphia, Pennsylvania 19123 (the “Lead Borrower” and a “Borrower”),

and

Mothers Work Canada, Inc., a Delaware corporation (“Guarantor”), which has its principal executive offices at 456 North Fifth Street, Philadelphia, Pennsylvania 19123,

in consideration of the mutual covenants contained herein and benefits to be derived herefrom,

WITNESSETH:

ARTICLE I. - DEFINITIONS:

As herein used, the following terms have the following meanings or are defined in the section of this Agreement so indicated:

“Acceleration”: With respect to any Indebtedness, its becoming due and payable prior to its stated maturity. Derivations of the word “Acceleration” (such as “Accelerate”) are used with like meaning in this Agreement.

“Accounts” and “Accounts Receivable” “Accounts” as defined in the UCC, and also all: accounts, accounts receivable, receivables, and rights to payment (whether or not earned by performance) for: property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of; services rendered or to be rendered; a policy of insurance issued or to be issued; a secondary obligation incurred or to be incurred; energy provided or to be provided; for the use or hire of a vessel; arising out of the use of a credit or charge card or information contained on or used with that card; winnings in a lottery or other game of chance; and also all Inventory which gave rise thereto, and all rights associated with such Inventory, including the right of stoppage in transit; all reclaimed, returned, rejected or repossessed Inventory (if any) the sale of which gave rise to any Account.

“ACH”: Automated clearing house.

“Account Debtor”: Has the meaning given that term in the UCC.

“Acquired Real Property”: Any real property acquired by the Borrowers after the date hereof, other than the Headquarters Facility, and including but not limited to real property acquired by the Borrowers after the date hereof consisting of the Lead Borrower’s leased Domestic Distribution Center located at the Philadelphia Naval Business Center.

“Administrative Agent”: Defined in the Preamble.

“Affiliate”:

(a) With respect to any two Persons, a relationship in which (i) one holds, directly or indirectly, not less than Twenty-Five Percent (25%) of the capital stock, beneficial interests, partnership interests, or other equity interests of the other; or (ii) one has, directly or indirectly, the right, under ordinary circumstances, to elect a majority of the directors (or other body or Person who has those powers customarily vested in a board of directors of a corporation); or (iii) the same third Person holds, directly or indirectly, not less than Twenty-Five Percent (25%) of their respective capital stock, beneficial interests, partnership interests or other equity interests; or has directly or indirectly the right to elect the majority of directors of both such parties; or

(b) Any corporation, limited liability company, trust, partnership, joint venture, or other enterprise which: is a parent, brother-sister, subsidiary, or affiliate, of any Obligor; has such enterprise’s tax returns or financial statements consolidated with the Lead Borrower’s; is a member of the same controlled group of corporations (within the meaning of Section 1563(a)(1), (2) and (3) of the Internal Revenue Code of 1986, as amended from time to time) of which the Lead Borrower is a member; controls or is controlled by the Lead Borrower.

“Agreement”: This Second Amended and Restated Loan and Security Agreement, as it may be modified, amended, supplemented or restated from time to time.

“Agency Agreement”: That certain Agency Agreement dated March 13, 2007, by and among the Administrative Agent, the Collateral Agent, and the Lenders.

“Agent”: When not preceded by “Administrative” or “Collateral”, the terms “Agent” or “Agents” refer collectively and individually to the Administrative Agent and the Collateral Agent.

“Agent Fee Letter”: That certain letter of even date by and between the Administrative Agent and the Borrowers concerning Administrative Agent’s and Collateral Agent’s fees.

“Agent’s Rights and Remedies”: Defined in Section 11.6.

“Appraised Inventory Liquidation Percentage”: That percentage, obtained by the Collateral Agent from the then most recent appraisal of the Borrowers’ Inventory obtained by the Collateral Agent, to reflect the appraiser’s estimate of the consolidated net recovery (liquidation value) as a percentage of cost including raw materials.

“Approved Electronic Form Notice”: Defined in Section 14.22.

“Approved Electronic Form”: Defined in Section 14.22.

“Approved Security-Free SERPS”: All non-qualified supplemental employee retirement plans approved by a majority of the independent members of the Obligor’s board of directors providing for payments by the Obligor into a Security-Free Rabbi Trusts, and designated as an “Approved Security-Free SERP” in a writing from the Lead Borrower to the Administrative Agent, which writing identifies the date on which such members of the board of directors have approved such plan.

“Authorized Officer”: The Lead Borrower’s Chief Executive Officer, Chief Operating Officer, President, Treasurer or Chief Financial Officer duly authorized by the Lead Borrower’s Board of Directors, or, in the case of Borrowing Base Certificates, such person as is authorized by the Board of Directors of the Borrower.

“Availability”: The sum of:

(a)	The Borrowing Base

Minus

(b)	The aggregate unpaid balance of the Loan Account

Minus

(c)	The aggregate undrawn Stated Amount of all then outstanding L/C’s.

“Availability Reserves”: Such reserves as the Collateral Agent from time to time determines in the Collateral Agent’s reasonable discretion as being appropriate (determined in accordance with customary credit considerations) to reflect the impediments to the Collateral Agent’s ability to realize upon the Collateral. Without limiting the generality of the foregoing, Availability Reserves may include (but are not limited to) reserves based on the following:

(i)	Rent for any location in a Landlord State with respect to which a Landlord Waiver has not been received by the Collateral Agent (which initially shall be one (1) month rent for any such location).

(ii)	Customer Credit Liabilities (the Availability Reserve for which initially shall be up to Thirty-Three Percent (33%) of Customer Credit Liabilities and which may be adjusted based on changes in the operation of the Borrower’s business).

(iii)	Taxes and other governmental charges, including, ad valorem, personal property, and other taxes which might have priority over the Collateral Interests of the Collateral Agent in the Collateral.

(iv)	Payables (based upon payables which are past the Borrower’s normal trade terms).

“Bank of America”: Bank of America, N.A. in its individual capacity.

“Bankruptcy Code”: Title 11, U.S.C., as amended from time to time.

“Base”: The Base is the publicly announced prime rate from time to time by Bank of America (or any successor in interest to Bank of America) (which is not intended to be Bank of America’s lowest or most favorable rate in effect at any time). In the event that said bank (or any such successor) ceases to announce such a rate, “Base” shall refer to that rate or index announced or published from time to time as the Administrative Agent, in good faith, designates as the functional equivalent to said rate. Any change in “Base” shall be effective, for purposes of the calculation of interest due hereunder, when such change is made effective generally by the bank on whose rate or index “Base” is being set. In all events, interest that is determined by reference to Base (or any successor to Base) shall be calculated on a 365/366-day year and actual days elapsed.

“Base Margin”: Zero Percent (0.00%).

“Base Margin Loan”: Each Revolving Credit Loan while bearing interest at the Base Margin Rate.

“Base Margin Rate”: The aggregate of Base plus the applicable Base Margin.

“Blocked Account”: Defined in Section 7.3(a)(ii).

“Blocked Account Agreement”: An agreement, in form satisfactory to the Collateral Agent, which agreement recognizes the Collateral Agent’s Collateral Interest in the contents of the DDA which is the subject of such agreement and agrees that such contents shall be transferred only to the Concentration Account or as otherwise instructed by the Collateral Agent.

“Borrowers”: Defined in the Preamble.

“Borrowing Base”: The lesser of:

(a) the lesser of the Revolving Credit Loan Ceiling or Borrowing Base A;

or

(b) the Borrowing Base B.

“Borrowing Base A”: The sum of:

(a)	The lesser of (1) 50% of the sum of clauses (b), (c), (d), and (e) below or (2) the sum of:

(i)	the face amount of Eligible Accounts arising from the sale of goods in wholesale arrangements multiplied by Eighty-Five Percent (85%), plus

(ii)	the face amount of Eligible Accounts arising from the leasing of a customer list, marketing services, or an Account owing to a Borrower from an account debtor operating a department or specialty store or other location in which a Borrower leases or licenses a portion of the space in such store (provided, however, that customer list or marketing services Accounts shall be included only to the extent that they do not exceed $7,000,000 in the aggregate) multiplied by Eighty Percent (80%),

Plus

(b)	the face amount of Eligible Credit Card Receivables multiplied by the Credit Card Advance Rate;

Plus

(c)	approved Eligible Nondomestic Licensing Accounts, multiplied by the Nondomestic Licensing Advance Rate;

Plus

(d)	the sum of:

(i) the NOLV of Eligible Raw Materials Inventory (net of Inventory Reserves) multiplied by the applicable Inventory Advance Rate,

(ii) (A) the sum of (I) the NOLV of Eligible Finished Goods Inventory (net of Inventory Reserves) not located in department or specialty stores or other locations in which a Borrower leases or licenses a portion of the space in such store; plus (II) the lesser of (a) 21% of the sum of the NOLV of Eligible Finished Goods Inventory, Eligible L/C Inventory, and Eligible In-Transit Inventory (in each case, net of Inventory Reserves) or (b) the NOLV of Eligible Finished Goods Inventory (net of Inventory Reserves) located in department or specialty stores or other locations in which a Borrower leases or licenses a portion of the space in such store multiplied by (B) the applicable Inventory Advance Rate, and

(iii) the lesser of $20,000,000 or the sum of (A) the NOLV of Eligible L/C Inventory (net of Inventory Reserves) multiplied by the applicable Inventory Advance Rate; plus (B) the NOLV of Eligible In-Transit Inventory (net of Inventory Reserves) multiplied by the applicable Inventory Advance Rate;

Plus

(e)	the amount equal to (i) the Determined Value of the Eligible Fixed Assets multiplied by the Real Estate Advance Rate; less (ii) the Second Mortgage Cap; less (iii) the New HQ Encumbrance Amount;

Plus

(f)	the sum of:

(i) 100% of Eligible Liquid Collateral consisting of a money market fund held by Bank of America whose assets entirely consist of cash;

PLUS

(ii) 90% of Eligible Liquid Collateral consisting of a money market fund whose assets entirely consist of cash (other than a fund held by Bank of America);

PLUS

(iii) 100% of Eligible Liquid Collateral consisting of certificates of deposit with maturities of 365 days or less from the date of acquisition issued by Bank of America (or a money market fund held by Bank of America whose assets consist entirely of cash and certificates of deposit with maturities of 365 days or less from the date of acquisition issued by a FDIC-insured financial institution);

PLUS

(iv) 90% of Eligible Liquid Collateral consisting of certificates of deposit with maturities of 365 days or less from the date of acquisition issued by a FDIC-insured financial institution other than Bank of America (or a money market fund (other than a fund held by Bank of America) whose assets consist entirely of cash and certificates of deposit with maturities of 365 days or less from the date of acquisition issued by FDIC-insured financial institutions);

PLUS

(v) 90% of Eligible Liquid Collateral consisting of securities with maturities of 180 days or less from the date of acquisition issued or fully guaranteed or insured as to payment of principal and interest by the United States

Treasury held by Bank of America (or a money market fund held by Bank of America whose assets consist entirely of cash, securities with maturities of 180 days or less from the date of acquisition issued or fully guaranteed or insured as to payment of principal and interest by the United States Treasury, and certificates of deposit with maturities of 365 days or less from the date of acquisition issued by a FDIC-insured financial institution);

PLUS

(vi) 85% of Eligible Liquid Collateral consisting of securities (not held by Bank of America) with maturities of 180 days or less from the date of acquisition issued or fully guaranteed or insured as to payment of principal and interest by the United States Treasury (or a money market fund (other than a fund held by Bank of America) whose assets consist entirely of cash, securities with maturities of 180 days or less from the date of acquisition issued or fully guaranteed or insured as to payment of principal and interest by the United States Treasury, and certificates of deposit with maturities of 365 days or less from the date of acquisition issued by a FDIC-insured financial institution);

PLUS

(vii) 80% of Eligible Liquid Collateral consisting of senior unsecured bonds of a domestic corporate issuer rated at least A- by a rating agency acceptable to the Collateral Agent with maturities of 2 years or less from the date of acquisition held by Bank of America (or a money market fund held by Bank of America whose assets consist entirely of cash, senior unsecured bonds of a domestic corporate issuer rated at least A- by a rating agency acceptable to the Collateral Agent with maturities of 2 years or less from the date of acquisition, securities with maturities of 180 days or less from the date of acquisition issued or fully guaranteed or insured as to payment of principal and interest by the United States Treasury, and certificates of deposit with maturities of 365 days or less from the date of acquisition issued by a FDIC-insured financial institution);

PLUS

(viii) 75% of Eligible Liquid Collateral consisting of senior unsecured bonds (not held by Bank of America) of a domestic corporate issuer rated at least A- by a rating agency acceptable to the Collateral Agent with maturities of 2 years or less from the date of acquisition (or a money market fund (other than a fund held by Bank of America) whose assets consist entirely of cash, senior unsecured bonds of a domestic corporate issuer rated at least A- by a rating agency acceptable to the Collateral Agent with maturities of 2 years or less from the date of acquisition, securities with maturities of 180 days or less from the date of acquisition issued or fully guaranteed or insured as to payment of principal and interest by the United States Treasury, and certificates of deposit with maturities of 365 days or less from the date of acquisition issued by a FDIC-insured financial institution);

Minus

(g)	Availability Reserves.

“Borrowing Base B”: At any time that the Indenture Agreement restricts Indebtedness, the sum that the Lead Borrower and those Obligors that are Restricted Subsidiaries (as defined in the Indenture Agreement) are permitted to incur as Indebtedness (as defined in the Indenture Agreement) hereunder on a consolidated basis without violating the Indenture Agreement.

“Borrowing Base Certificate”: Defined in Section 5.4.

“Business Day”: Any day (with any references herein to time of day requirements meaning such times based on Eastern time) other than (a) Saturday or Sunday; (b) any day on which banks in Boston, Massachusetts or New York City, New York, generally are not open to the general public for the purpose of conducting commercial banking business; or (c) a day on which the principal office of the Administrative Agents or any Lender is not open to the general public to conduct business.

“Business Plan”: The Borrowers’ business plan annexed hereto as EXHIBIT 5.12(b) and any revision, amendment, or update of such business plan, provided such revision, amendment, or update has been accepted in writing by the Administrative Agent.

“Capital Adequacy Demand”: Defined in Section 14.8.

“Capital Adequacy Charge”: Defined in Section 14.8.

“Capital Expenditures”: The expenditure of funds or the incurrence of liabilities which are capitalized in accordance with GAAP.

“Capital Lease”: Any lease which is capitalized in accordance with GAAP.

“Certificate”: Any certificate in form and substance acceptable to the Agents. Each Certificate shall be deemed to be given under oath by the signatory to such Certificate.

“Change in Control”: The occurrence of any of the following:

(a) The failure of the Lead Borrower to directly or indirectly own, beneficially and of record, 100% of the capital stock of all of the other Obligors; provided, however, it shall not constitute a “Change in Control” under this Agreement if the Lead Borrower no longer owns 100% of the capital stock of any other Obligor as a result of a merger or consolidation of such other Obligor with and into Lead Borrower, with Lead Borrower being the survivor thereof.

(b) The acquisition after the date hereof, by any group of persons (within the meaning of the Securities Exchange Act of 1934, as amended) or by any Person, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended), directly or indirectly, of 50% or more of the issued and outstanding capital stock of any Obligor having the right to vote for the election of directors of such Obligor.

(c) More than half of the persons who were directors of the Lead Borrower on the first day of any period consisting of Twelve (12) consecutive calendar months (the first of which Twelve (12) month periods commencing with the first day of the month during which this Agreement was executed), cease, for any reason other than death or disability, to be directors of the Lead Borrower, and the board of directors as thereafter constituted is not acceptable to the Administrative Agent.

“Chattel Paper”: Has the meaning given that term in the UCC.

“Closing Date”: The date on which all conditions precedent in Article III of this Agreement are satisfied.

“Collateral”: Defined in Section 8.1.

“Collateral Agent”: Defined in the Preamble.

“Collateral Interest”: Any interest in property to secure an obligation, including, without limitation, a security interest, mortgage, and deed of trust.

“Commitment”: With respect to each Lender, that respective Lender’s Dollar Commitment.

“Concentration Account”: Defined in Section 7.3(a)(i).

“Consolidated”: When used to modify a financial term, test, statement, or report, refers to the application or preparation of such term, test, statement, or report (as applicable) based upon the consolidation, in accordance with GAAP, with any adjustments or modifications agreed to between the Lead Borrower and the Administrative Agent, of the financial condition or operating results of the Borrowers.

“Costa Rican Facilities”: Includes (i) Property # A F 007368-000; Industrial Unit A2, Alajuela, District 09 Rio Segundo, County 01, (ii) Property # A 182290-00, Alajuela, District 02 San Jose, County 01, (iii) Property # A 205774-000, Alajuela, District 02 San Jose, County 01, and (iv) Property # P 084214-000, lot for construction, Puntarenas, District 01 Quepos, County 06.

“Costa Rican Transaction”: The sale or lease of the Costa Rican Facilities individually or as a whole.

“Costs of Collection”: Includes, without limitation, all attorneys’ reasonable fees and reasonable out-of-pocket expenses incurred by the Agents’ attorneys, and all reasonable costs incurred by any Agent including, without limitation, reasonable costs and expenses associated with any bankruptcy or insolvency proceeding or travel on behalf of any Agent, where such costs and expenses are directly or indirectly related to or in respect of such Agent’s: administration and management of the Liabilities; negotiation, documentation, and amendment of any Loan Document; or efforts to preserve, protect, collect, or enforce the Collateral, the Liabilities, and/or the Agent’s Rights and Remedies and/or any of the rights and remedies of any such Agent against or in respect of any guarantor or other person liable in respect of the Liabilities (whether or not suit is instituted in connection with such efforts). “Costs of Collection” shall also include the reasonable costs and expenses similar to the foregoing of Lender’s Special Counsel. The Costs of Collection are Liabilities, and at the Administrative Agent’s option may bear interest at the then effective Base Margin Rate.

“Credit Card Advance Rate”: Ninety Percent (90%).

“Customer Credit Liability”: Gift certificates, customer deposits, merchandise credits, layaway obligations, frequent shopping programs, and similar liabilities of any Borrower to its retail customers and prospective customers.

“Customs Broker Agreement”: An agreement in form satisfactory to the Collateral Agent, among the Lead Borrower or any Obligor, Collateral Agent, Term Loan Collateral Agent, and a customs broker or other carrier, in which the customs broker or other carrier acknowledges that it has control over and holds the documents evidencing ownership of the subject Inventory for the benefit of the Collateral Agent and the Term Loan Collateral Agent and agrees, upon notice from the Collateral Agent or the Term Loan Collateral Agent, to hold and dispose of the subject Inventory solely as directed by the Collateral Agent or the Term Loan Collateral Agent.

“DDA”: Any checking or other demand depository account maintained by any of the Borrowers other than an Exempt DDA.

“Deposit Account”: Has the meaning given that term in the UCC.

“Determined Value”: At the relevant time of reference thereto, the appraised value of such assets on fair market value basis determined by the most recent appraisal thereof acceptable to the Collateral Agent in its discretion.

“Distributions”: Includes (i) the payment of any dividends or other distributions on capital stock of the Lead Borrower (except distributions in such stock), and (ii) the redemption or acquisition of Securities.

“Documents”: Has the meaning given that term in the UCC.

“Documents of Title”: Has the meaning given that term in the UCC.

“Dollar Commitment”: As set forth on EXHIBIT 2.22, annexed hereto (as such amounts may change in accordance with the provisions of this Agreement). The aggregate of the Dollar Commitments shall not exceed the Revolving Credit Loan Ceiling.

“Domestic Distribution Centers:” The Borrowers’ distribution centers located at the Headquarters Facility and Naval Yard, Philadelphia, or elsewhere upon prior written notice to the Collateral Agent.

“EBITDA”: The Borrowers’ Consolidated earnings (excluding extraordinary gains and gains from the sale of assets other than in the ordinary course of business) before interest, taxes, depreciation, amortization, loss on extinguishment of debt, and other non-cash expenses properly deducted in determining earnings in accordance with GAAP. The term “non-cash expenses” includes, without limitation, stock-based compensation expense, gain or loss on impairment of long-lived assets, and gain or loss on disposal of assets.

“Eligible Accounts”: Includes an Account owing to a Borrower with respect to (A) the leasing of a customer list or marketing services, (B) an Account owing to a Borrower arising from a department or specialty store or other location in which a Borrower leases or licenses a portion of the space in such store, or (C) a wholesale Account, each of which arose in the ordinary course of a Borrower’s business from the lease of customer lists, sale of goods or rendition of services. Eligible Accounts shall be determined without duplication of Eligible Credit Card Receivables. In no event shall Accounts purchased by a Borrower or held by a Borrower whose stock has been purchased by a Borrower constitute Eligible Accounts until after a determination thereof has been made by the Collateral

Agent in its reasonable discretion (determined in accordance with customary credit considerations). Without limiting the generality of the foregoing, no Account shall be an Eligible Account if:

(i)	it arises out of a sale made by a Borrower to a Subsidiary or an Affiliate of a Borrower or to a Person controlled by an Affiliate of a Borrower; or

(ii)	(a) if arising under clause (A) above, it is due or unpaid more than 60 days after the original due date shown on the invoice or more than 90 days after the date of such invoice;

(b) if arising under clause (B) above, it is due or unpaid more than 30 days from the date such account is owing under the applicable agreement; or

(c) if arising under clause (C) above, it is due or unpaid more than 60 days after the original due date shown on the invoice or more than 120 days after the date of such invoice;

(iii)	50% or more of the Accounts from the Account Debtor are not deemed Eligible Accounts hereunder; or

(iv)	the total unpaid Accounts of the Account Debtor exceed 20% of the net amount of all Eligible Accounts, to the extent of such excess (other than those Account Debtors as to which the Collateral Agent has agreed in writing that this clause (iv) does not apply); or

(v)	any covenant, representation or warranty contained in the Agreement with respect to such Account has been breached; or

(vi)	the Account Debtor is also a Borrower’s creditor or supplier, or the Account Debtor has disputed liability with respect to such Account, or the Account Debtor has made any claim with respect to any other Account due from such Account Debtor to any Borrower or the Account otherwise is or may become subject to any right of setoff by the Account Debtor (but in the case of such claims or setoff, the portion of the Accounts of such Account Debtor in excess of the amount at any time and from time to time owed by such Borrower to such Account Debtor or claimed owed by such Account Debtor may be an Eligible Account); or

(vii)

the Account Debtor has commenced a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or made an assignment for the benefit of creditors, or a decree or order for relief has been entered by a court having jurisdiction in the premises in respect of the Account Debtor in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other petition or other application for relief under the federal bankruptcy laws has been filed against the Account Debtor, or if the Account Debtor has failed, suspended business, ceased to be solvent, or consented to or suffered a receiver, trustee, liquidator or custodian to be appointed for it or for all or a significant portion of its assets or affairs; or

(viii)	it arises from a sale to an Account Debtor outside the United States, unless the sale is on letter of credit, guaranty or acceptance terms, in each case acceptable to Collateral Agent in its sole discretion; or

(ix)	it arises from a sale to the Account Debtor on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or any other repurchase or return basis; or

(x)	the Account Debtor is the United States of America or any department, agency or instrumentality thereof, unless such Borrower assigns its right to payment of such Account to Collateral Agent for the benefit of the Lenders, in a manner satisfactory to Collateral Agent, so as to comply with the Assignment of Claims Act of 1940 (31 U.S.C. §§ 203 et seq., as amended); or

(xi)	the Account is not at all times subject to Lender’s duly perfected, first priority security interest and no other Encumbrance other than a Permitted Encumbrance; or

(xii)	the goods giving rise to such Account have not been delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by a Borrower and accepted by the Account Debtor or the Account otherwise does not represent a final sale; or

(xiii)	the Account is evidenced by chattel paper or an Instrument of any kind, or has been reduced to judgment; or

(xiv)	such Borrower has made any agreement with the Account Debtor for any deduction therefrom, except for discounts or allowances which are made in the ordinary course of business for prompt payment and which discounts or allowances are reflected in the calculation of the face value of each invoice related to such Account; or

(xv)	such Borrower has made an agreement with the Account Debtor to extend the time of payment thereof in the ordinary course of business (provided, however that such Account shall cease to be an Eligible Account if it is due or unpaid beyond the applicable limited period of days after the original invoice date or original due date set forth in clause (ii) above); or

(xvi)	the Account is otherwise deemed unacceptable by the Collateral Agent in its reasonable discretion (determined in accordance with customary credit considerations).

The criteria for Eligible Accounts set forth above may only be changed and any new criteria for Eligible Accounts may only be established by Collateral Agent in its reasonable credit judgment (determined in accordance with customary credit considerations) based on either: (i) an event, condition or other circumstance arising after the date hereof, or (ii) an event, condition or other circumstance existing on the date hereof to the extent Collateral Agent has no written notice thereof from Borrower prior to the date hereof, in either case under clause (i) or (ii) which adversely affects or could reasonably be expected to adversely affect the Accounts in the good faith determination of Collateral Agent. Any Accounts which are not Eligible Accounts shall nevertheless be part of the Collateral.

“Eligible Credit Card Receivables”: Accounts due on a non-recourse basis from major credit card processors (which, if due on account of a private label credit card program, are deemed in the reasonable discretion of the Collateral Agent to be eligible (determined in accordance with customary credit considerations)), which accounts have been outstanding for no more than Five (5) Business Days.

“Eligible Finished Goods Inventory”: Eligible Inventory consisting of finished goods.

“Eligible Fixed Assets”: The Headquarters Facility to the extent that it is (a) owned by the Borrowers, (b) subject to a Mortgage, (c) properly insured in accordance with the provisions of Section 4.9, and (d) not encumbered by an Encumbrance other than Permitted Encumbrances.

“Eligible Inventory”: Borrowers’ Inventory in the United States, at such locations, and of such types, character, quality and quantities, as the Collateral Agent in its reasonable discretion from time to time determines to be acceptable for inclusion in the calculation of the Borrowing Base purposes (determined in accordance with customary credit considerations), as to which the Collateral Agent has a perfected security interest that is prior and superior to all claims and all Encumbrances (other than Permitted Encumbrances, subject to the Collateral Agent’s rights to establish Reserves therefore). In no event shall Inventory purchased by a Borrower out of the ordinary course or held by a Borrower whose common stock has been purchased by a Borrower constitute Eligible Inventory until after the results of an appraisal thereof satisfactory to Collateral Agent in its discretion has been performed by an appraiser satisfactory to Collateral Agent in its reasonable discretion and the determination thereof has been made by the Collateral Agent in its reasonable discretion (determined in accordance with customary credit considerations).

In no event, shall “Eligible Inventory” include: (i) any non-merchandise inventory (such as labels, bags, and packaging materials); (ii) damaged goods, return to vendor merchandise, packaways, consigned inventory, and other similar categories of Goods; (iii) any Inventory located in any store of the Borrowers which has been closed for business for more than 20 days in any fiscal quarter; and (iv) work in process.

“Eligible In-Transit Inventory”: That portion of the Borrowers’ Inventory (without duplication of other Eligible Inventory and Eligible L/C Inventory) that meets the following criteria, which criteria may be revised by the Collateral Agent in its reasonable discretion (determined in accordance with customary credit considerations) from time to time after the Closing Date:

(a)	such Inventory currently is in transit (whether by vessel, air, or land) from a location outside of the continental United States to one of the Borrower’s Domestic Distribution Centers, which is expected to be delivered to such Domestic Distribution Center and received by such Borrower within 30 days,

(b)	title to such Inventory has passed to the Borrower,

(c)	such Inventory is insured against types of loss, damage, hazards, and risks, and in amounts, satisfactory to the Collateral Agent in its reasonable discretion,

(e)	such Inventory either

(1)	is the subject of a negotiable bill of lading that (x) is consigned to Lender (either directly or by means of endorsements), (y) was issued by the carrier respecting the subject Inventory, and (z) either is (I) in the possession of Collateral Agent or a customs broker or (II) if such Inventory was the subject of a documentary L/C, the subject of a telefacsimile copy that Collateral Agent has received from the Issuer which issued the LC and as to which Collateral Agent also has received a confirmation from such Issuer that such document is in-transit by air-courier to Collateral Agent or a customs broker, or

(2)	is the subject of a negotiable cargo receipt and is not the subject of a bill of lading (other than a negotiable bill of lading consigned to, and in the possession of, a consolidator or Collateral Agent, or their respective agents) and such negotiable cargo receipt is (x) consigned to Collateral Agent (either directly or by means of endorsements), (y) that was issued by a consolidator respecting the subject Inventory, (z) that either is (I) in the possession of Collateral Agent or a customs broker, or (II) if such Inventory was the subject of a documentary L/C, the subject of a telefacsimile copy that Collateral Agent has received from the Issuer which issued the LC and as to which Collateral Agent also has received a confirmation from such Issuer that such document is in-transit by air-courier to Collateral Agent or a customs broker, and

(f)

Borrower has provided a Borrowing Base Certificate to Collateral Agent that certifies that, to the best knowledge of Borrower, such Inventory meets all of Borrower’s representations and warranties contained in the

Loan Documents concerning Eligible Inventory, that Borrower knows of no reason why such Inventory would not be accepted by the Borrower when it is delivered to Borrower, and that the shipment as evidenced by the documents conforms to the related order documents.

“Eligible L/C Inventory”: That portion of the Borrowers’ Inventory (without duplication of other Eligible Inventory and Eligible In-Transit Inventory) the purchase of which is supported by a documentary L/C and which is expected to be delivered to such Domestic Distribution Center and received by such Borrower within 30 days, provided that

(a) Such Inventory is of such types, character, quality and quantities as the Collateral Agent in its reasonable discretion (determined in accordance with customary credit considerations) from time to time determines to be Eligible Inventory; and

(b) The documentary L/C which relate to such shipment names the Collateral Agent as consignee of the subject Inventory and the Collateral Agent has control over the documents which evidence ownership of the subject Inventory (such as by the providing to the Collateral Agent of a Customs Brokers Agreement to the Collateral Agent).

“Eligible Liquid Collateral”: Each of the following:

(i)	a money market fund whose assets consist entirely of cash, securities with maturities of 180 days or less from the date of acquisition issued or fully guaranteed or insured as to payment of principal and interest by the United States Treasury, and certificates of deposit with maturities of 365 days or less from the date of acquisition issued by a FDIC-insured financial institution;

(ii)	certificates of deposit with maturities of 365 days or less from the date of acquisition issued by a FDIC-insured financial institution;

(iii)	securities with maturities of 180 days or less from the date of acquisition issued or fully guaranteed or insured as to payment of principal and interest by the United States Treasury; and

(iv)	senior unsecured bonds of a domestic corporate issuer rated at least A- by a rating agency acceptable to the Collateral Agent with maturities of 2 years or less from the date of acquisition;

in each case only to the extent (i) subject to the Collateral Agent’s first priority, perfected, valid, and enforceable security interest to secure the Liabilities; (ii) immediately available to the Collateral Agent; (iii) not subject to any restriction on their use (other than in favor of Collateral

Agent and the Term Loan Collateral Agent; and (iv) either held by Bank of America or by another financial institution acceptable to the Collateral Agent with whom the Collateral Agent and the applicable Borrower have agreed to a written control agreement in form and substance satisfactory to Collateral Agent. In no event shall Investment Property or other assets or investments which are assets or investments of a Security-Free Rabbi Trust held under an Approved Security-Free SERP constitute Eligible Liquid Collateral.

“Eligible Nondomestic Licensing Accounts”: Accounts arising from licensing or franchising of Borrower’s intellectual property which would qualify as Eligible Accounts except that it arises from an Account Debtor outside the United States, which is subject in each case to due diligence and approval by the Collateral Agent and first priority perfection under the local law of the United States and the local laws of the jurisdiction of such Account Debtor.

“Eligible Raw Materials Inventory”: Eligible Inventory consisting of raw materials .

“Employee Benefit Plan”: As defined in ERISA.

“Encumbrance”: Each of the following:

(a) Any security interest, mortgage, pledge, hypothecation, lien, attachment, or charge of any kind (including any agreement to give any of the foregoing); the interest of a lessor under a Capital Lease; conditional sale or other title retention agreement; sale of Accounts or Chattel Paper; or other arrangement pursuant to which any Person is entitled to any preference or priority with respect to the property or assets of another Person or the income or profits of such other Person or which constitutes an interest in property to secure an obligation; each of the foregoing whether consensual or non-consensual and whether arising by way of agreement, operation of law, legal process or otherwise.

(b) The filing of any financing statement under the UCC or comparable law of any jurisdiction.

“End Date”: The date upon which both (a) all Liabilities have been indefeasibly paid in full and (b) all obligations of the Agents and Lenders to make loans and advances and to provide other financial accommodations to the Borrowers hereunder shall have been irrevocably terminated.

“Environmental Laws”: All of the following:

(a) Any and all federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements which regulate or relate to, or impose any standard of conduct or liability on account of or in respect to environmental protection matters, including, without limitation, Hazardous Materials, as are now or hereafter in effect.

(b) The common law relating to damage to Persons or property from Hazardous Materials.

“Equipment”: Includes, without limitation, Obligors’ Goods which qualify as “equipment” as defined in the UCC.

“ERISA”: The Employee Retirement Income Security Act of 1974, as amended, together with all orders, regulations and interpretations thereunder or related thereto.

“ERISA Affiliate”: Any Person which is under common control with the Obligors within the meaning of Section 4001 of ERISA or is part of a controlled group including the Obligors and which would be treated as a single employer under Section 414(b), (c), (m), and (o) of the Internal Revenue Code of 1986, as amended.

“Events of Default”: Defined in Article X. Each reference to an “Event of Default” is to an Event of Default that has not duly waived in writing by the Administrative Agent. In the event of such due waiver, the so-waived Event of Default shall be deemed never to have occurred, other than with respect to any post-default interest which accrued prior to such waiver and with respect to any reimbursement obligation in respect of any Costs of Collection.

“Excess Availability”: The difference of (a) Availability minus (b) all then past due obligations of the Borrowers (other than those being contested in good faith for which adequate reserves have been established by Borrowers), including accounts payable which are beyond customary trade terms and rent obligations for leases which are beyond applicable grace periods.

“Exempt DDA”: A depository account maintained by any Obligor, the only contents of which may be transfers from the Operating Account and actually used solely (i) for petty cash purposes; or (ii) for payroll and payroll taxes, together with such other depository accounts agreed to by Collateral Agent in writing as constituting an Exempt DDA.

“First Agreement”: That certain Loan and Security Agreement dated May 24, 1998, by and between Lead Borrower, Cave Springs and Fleet Capital Corporation, successor-by-assignment to Fleet Retail Group, Inc., as amended.

“Fiscal Year”: Each Twelve (12) month accounting period of the Borrowers, which ends on September 30th of each year.

“Fixed Charge Coverage Ratio”: For any twelve month period, the ratio of Borrowers’ consolidated (a) EBITDA minus Gross Non-Financed Capital Expenditures minus the payment of any dividends or other distributions on capital stock of the Lead Borrower (except distributions in such stock), plus (or minus) the increase (or decrease) in total deferred rent liability, to (b) scheduled cash interest expense, plus scheduled principal payments on account of current maturities of long term Indebtedness, plus, without duplication, payments for the scheduled redemption or acquisition of Securities, plus income taxes paid in cash, all as determined in accordance with GAAP, provided, however, that contributions made by Borrowers under any Approved Security-Free SERP into a Security-Free Rabbi Trust shall be treated as a reduction of EBITDA as used in the calculation of the Fixed Charge Coverage Ratio, and the GAAP Supplemental Employee Retirement Plan expense related to such Security-Free Rabbit Trust will not be treated as a reduction of EBITDA as used in the calculation of the Fixed Charge Coverage Ratio.

“Fixtures”: Has the meaning given that term in the UCC.

“GAAP”: Principles which are consistent with those promulgated or adopted by the Financial Accounting Standards Board and its predecessors (or successors) in effect and applicable to that accounting period in respect of which reference to GAAP is being made, provided, however, in the event of a Material Accounting Change, then unless otherwise specifically agreed to by the Lead Borrower and the Administrative Agent, (a) the Lead Borrower’s compliance with the financial performance covenants imposed pursuant to Section 5.12 shall be determined as if such Material Accounting Change had not taken place and (b) the Lead Borrower shall include, with its monthly, quarterly, and annual financial statements a schedule, certified by its chief financial officer, on which the effect of such Material Accounting Change to the statement with which provided shall be described.

“General Intangibles”: Includes, without limitation, “general intangibles” as defined in the UCC; and also all: rights to payment for credit extended; deposits; amounts due to the Obligors; credit memoranda in favor of the Obligors; warranty claims; tax refunds and abatements; insurance refunds and premium rebates; all means and vehicles of investment or hedging, including, without limitation, options, warrants, and futures contracts; records; customer lists; telephone numbers; goodwill; causes of action; judgments; payments under any settlement or other agreement; payments or right to receive payments on account of any transfer of any interest in any Leasehold Interest; literary rights; rights to performance; royalties; license and/or franchise fees; rights of admission; licenses; franchises; license agreements, including all rights of the Obligors to enforce the foregoing; permits, certificates of convenience and necessity, and similar rights granted by any governmental authority; patents, patent applications, patents pending, and other intellectual property; internet addresses and domain names; developmental ideas and concepts; proprietary processes; blueprints, drawings, designs, diagrams, plans, reports, and charts; catalogs; manuals; technical data; computer software programs (including the source and object codes therefor), computer records, computer software, rights of access to computer record service bureaus, service bureau computer contracts, and computer data; tapes, disks, semi-conductors chips and printouts; trade secrets rights, copyrights, copyrightable materials, copyright registrations and applications, mask work rights and interests, and derivative works and interests; user, technical reference, and other manuals and materials; trade names, trademarks, service marks, and all goodwill relating thereto; registrations, applications for registration of the foregoing; and all other intangible property of the Obligors in the nature of intellectual property; proposals; cost estimates, and reproductions on paper, or otherwise, of any and all concepts or ideas, and any matter related to, or connected with, the design, development, manufacture, sale, marketing, leasing, or use of any or all property produced, sold, or leased, by the Obligors or credit extended or services performed, by the Obligors, whether intended for an individual customer or the general business of the Obligors, or used or useful in connection with research and development by the Obligors.

“Goods”: Has the meaning given that term in the UCC.

“Gross Margin”: With respect to the subject accounting period for which it is being calculated, the decimal equivalent of the following:

Sales (Minus) Cost of Goods Sold

Sales

“Gross Non-Financed Capital Expenditures”: The amount equal to: (a) Capital Expenditures minus (b) only to the extent included in clause (a) hereof, the amount of Capital Expenditures financed through Indebtedness (other than Indebtedness incurred under this Agreement).

“Hazardous Materials”: Any (a) hazardous materials, hazardous waste, hazardous or toxic substances or petroleum products, which (as to any of the foregoing) are defined or regulated as a hazardous material in or under any Environmental Law and (b) oil in any physical state.

“Headquarters Facility”: The Obligors’ headquarters building and related real estate located at 456 North Fifth Street, Philadelphia, Pennsylvania 19123.

“Import Landing Costs”: To the extent not included in the Stated Amount of an L/C, Landing Costs for Inventory, the purchase of which is supported by such L/C, or customs, duty, freight, and other out-of-pocket costs and expenses which will be expended to “land” in transit Inventory and which is not included in invoices for prepaid Inventory.

“Indebtedness”: All indebtedness and obligations of or assumed by any Person on account of or in respect to any of the following:

(a) Money borrowed (including any indebtedness which is non-recourse to the credit of such Person but which is secured by an Encumbrance on any asset of such Person) whether or not evidenced by a promissory note, bond, debenture or other written obligation to pay money;

(b) Any reimbursement obligations and other liabilities of such Person with respect to surety bonds (whether bid, performance or otherwise) letter of credit or acceptance transactions (including, without limitation, the Stated Amount of all outstanding letters of credit and acceptances issued for the account of such Person, and (without duplication) any amount for which such Person would be obligated to provide reimbursement or for which such Person is liable in connection with a letter of credit or acceptance transaction;

(c) The provision of recourse in connection with the sale or discount of Accounts or Chattel Paper of such Person;

(d) On account of recourse or repayment obligations with respect to deposits or advances;

(e) As lessee under Capital Leases;

(f) In connection with any sale and leaseback transaction.

(g) All obligations with respect to redeemable stock and redemption or repurchase obligations under any equity securities issued by such Person.

“Indebtedness” also includes:

(a) Indebtedness of others secured by an Encumbrance on any asset of such Person, whether or not such Indebtedness is assumed by or is a personal liability of such Person.

(b) Any guaranty, endorsement, suretyship or other undertaking pursuant to which that Person may be liable on account of any obligation of any third party other than on account of the endorsement of checks and other items in the ordinary course.

(c) The Indebtedness of a partnership or joint venture in which such Person is a general partner or joint venturer.

“Indemnified Person”: Defined in Section 14.13.

“Indenture Agreement”: That certain Indenture Agreement dated as of August 5, 2002, by and between the Lead Borrower, as Issuer, Cave Springs, Inc., eSpeciality Brands, LLC, Dan Howard Industries, Inc., Mother’s Stores, Inc., as subsidiary guarantors, and J.P. Morgan Trust Company, National Association, as trustee, as amended, modified, or supplemented from time to time.

“Index Business Day”: Any day which is both a Business Day and a day on which the principal market in LIBOR deposits in London in which Bank of America or its successors participate is open for dealings in United States Dollar deposits.

“Index Loan”: Any Revolving Credit Loan which bears interest at an Index Rate.

“Index Margin”: As determined pursuant to the applicable section of the Margin Pricing Grid set forth in Section 2.11(f), for loans initiated on or after the date when so set, that is to say Index contracts in effect at the time of increases/decreases in margin will remain in effect at the margin originally utilized when the contract was opened. The margin in effect at a given time will apply to contracts opened at that time, and shall be based upon the Margin Pricing Grid.

“Index Offer Rate”: For any Interest Period with respect to any Index Loan, the rate per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period. If such rate is not available at such time for any reason, then the “Index Offer Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Index Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period. In the event that the Index Offer Rate for an Index Loan cannot be determined through any of the methods provided above, it will be determined in whatever manner Administrative Agent may reasonably determine or if Administrative Agent deems that it cannot be determined, the Index Offer Rate will be unavailable. “Index Rate”: That per annum rate (calculated on a 365/366-day year and actual days elapsed) equal to the Index Offer Rate plus the Index Margin except that, in the event that the Administrative Agent determines that any Lender may be subject to the Reserve Percentage, the “Index Rate” shall mean, with respect to any Index Loans then outstanding (from the date on which that Reserve Percentage first became applicable to such loans), and with respect to all Index

Loans thereafter made, an interest rate per annum equal the sum of (a) plus (b), where:

(a) is the decimal equivalent of the following fraction:

Index Offer Rate

1 minus Reserve Percentage

(b) is the applicable Index Margin.

“Instruments”: Has the meaning given that term in the UCC.

“Intercreditor Agreement”: That certain Intercreditor Agreement dated as of even date herewith by and among the Administrative Agent, the Collateral Agent, the Term Loan Agent, and the Term Loan Collateral Agent, acknowledged by the Obligors as of the date hereof, as it may be amended or restated.

“Interest Payment Date”: With reference to:

(a) Each Index Loan: the earlier of the last day of the Interest Period relating thereto or quarterly, whichever is earlier, and the Termination Date and the End Date.

(b) Each Base Margin Loan: the last Business Day of each month in arrears; the Termination Date; and the End Date.

“Interest Period”:

(a) With respect to each Index Loan: subject to Subsection (b), below, the period commencing on the date of the making or continuation of, or conversion to, the subject Index Loan and ending on the day that corresponds numerically to such date, One (1), Two (2), Three (3), or Six (6) months thereafter, as the Lead Borrower may elect by irrevocable notice (pursuant to Section 2.5(b)) to the Administrative Agent.

(b) The setting of Interest Periods is in all instances subject to the following:

(i) Any Interest Period for a Index Loan which would otherwise end on a day that is not a Index Business Day shall be extended to the next succeeding Index Business Day, unless that succeeding Index Business Day is in the next calendar month, in which event such Interest Period shall end on the last Index Business Day of the month during which the Interest Period ends.

(ii) Subject to Subsections (iii) and (iv), below, any Interest Period applicable to a Index Loan, which Interest Period begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period ends, shall end on the last Index Business Day of the month during which that Interest Period ends.

(iii) Any Interest Period which would otherwise end after the Revolving Credit Termination Date shall end on the Revolving Credit Termination Date.

(iv) The Lead Borrower shall not select, renew, or convert any interest rate for a Revolving Credit Loan such that, in addition to interest at the Base Margin Rate, there are more than Six (6) Interest Periods applicable to Index Loans at any one time.

“Inventory”: Includes, without limitation, “inventory” as defined in the UCC and also all: packaging, advertising, and shipping materials related to any of the foregoing, and all names or marks affixed or to be affixed thereto for identifying or selling the same; Goods held for sale or lease or furnished or to be furnished under a contract or contracts of sale or service by the Obligors, or used or consumed or to be used or consumed in the Obligors’ business; Goods of said description in transit: returned, repossessed and rejected Goods of said description; and all Documents (whether or not negotiable) which represent any of the foregoing.

“Inventory Advance Rate”: The following percentages for the applicable timeframes:

Timeframe	Percentage
From the Closing Date to (but not including) the first day of the first calendar month beginning after the first anniversary of the Closing Date	100%
From and including the first day of the first calendar month beginning after the first anniversary of the Closing Date to (but not including) the first day of the first calendar month beginning after the second anniversary of the Closing Date	95%

From and including the first day of the first calendar month beginning after the second anniversary of the Closing Date to Maturity	90%

“Inventory Reserves”: Such reserves as may be established from time to time by the Collateral Agent in the Collateral Agent’s reasonable discretion with respect to the determination (determined in accordance with customary credit considerations) of the saleability, at Retail, of the Eligible Inventory or which reflect such other factors as affect the market value of the Eligible Inventory. Without limiting the generality of the foregoing, Inventory Reserves may include (but are not limited to) reserves based on the following:

(i) Obsolescence (based upon Inventory on hand beyond a given number of days).

(ii) Seasonality.

(iii) Shrinkage.

(iv) Imbalance.

(v) Change in Inventory character.

(vi) Change in Inventory composition.

(vii) Change in Inventory mix.

(viii) Markdowns (both permanent and point of sale)

(ix) Retail markons and markups inconsistent with prior period practice and performance; industry standards; current business plans; or advertising calendar and planned advertising events.

(x) Return to vendors.

(xi) Damage.

(xii) Inventory in the possession of any bailee.

(xiii) Design room Inventory.

“Investment Property”: Has the meaning given that term in the UCC.

“Issuer”: The issuer of any L/C.

“Landlord State”: Initially Washington, Virginia, and Pennsylvania and such other states in which a landlord’s claim for rent has priority over the Encumbrances of the Collateral Agent in the Collateral.

“L/C”: Any letter of credit, the issuance of which is procured by the Administrative Agent for the account of any Borrower and any acceptance made on account of such letter of credit, including without limitation, any letter of credit presently issued by Bank of America, including without limitation any letter of credit issued under the First Agreement, Second Agreement, and the Special Purpose Letter of Credit.

“Lease”: Any lease or other agreement, no matter how styled or structured, pursuant to which any Obligor is entitled to the use or occupancy of any space.

“Leasehold Interest”: Shall mean the Obligors’ leasehold estate or interest in each of the properties subject to a Lease at or upon which any Obligor conducts business, offers any Inventory for sale, or maintains any of the Collateral, whether or not for retail sale, together with the Obligors’ interest in any of the improvements and fixtures located upon or appurtenant to each such estate or interest, including without limitation, any rights of the Obligor to payment, proceeds or value of any kind or nature realized upon the sale, transfer or assignment of any such estate or interest, whether or not such sale, assignment or transfer occurs during any case commenced under the Bankruptcy Code.

“Lender’s Special Counsel”: Shall mean counsel retained by the Lenders other than the Agent.

“Letter-of-Credit Rights”: Has the meaning given that term in the UCC and also refers to any right to payment or performance under an L/C, whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance.

“Liabilities”: Includes, without limitation, the following:

(a) All and each of the following, whether now existing or hereafter arising under this Agreement or under any of the other Loan Documents:

(i) Any and all direct and indirect liabilities, debts, and obligations of the Obligors to any Agent or the Lenders, each of every kind, nature, and description.

(ii) Each obligation to repay any loan, advance, indebtedness, note, obligation, overdraft, or amount now or hereafter owing by the Obligors to any Agent or the Lenders, (including all future advances whether or not made pursuant to a commitment by any Agent or the Lenders), whether or not any of such are liquidated, unliquidated, primary, secondary, secured, unsecured, direct, indirect, absolute, contingent, or of any other type, nature, or description, or by reason of any cause of action which any Agent or the Lenders, may hold against the Obligors.

(iii) All notes and other obligations of the Obligors now or hereafter assigned to or held by any Agent or the Lenders, each of every kind, nature, and description.

(iv) All interest, fees, and charges and other amounts which may be charged by any Agent or the Lenders, to the Obligors and/or which may be due from the Obligors to any Agent or the Lenders, from time to time, including, without limitation, interest and fees that accrue after the commencement by or against any Obligor or any Affiliate thereof of any proceeding under the Bankruptcy Code naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

(v) All costs and expenses incurred or paid by any Agent or the Lenders, in respect of any agreement between the Obligors and any Agent or the Lenders, or instrument furnished by the Obligors to any Agent or Lenders (including, without limitation, Costs of Collection, attorneys’ reasonable fees, including reasonable fees and expenses of Lenders’ Special Counsel), and all court and litigation costs and expenses).

(vi) Any and all covenants of the Obligors to or with any Agent or the Lenders, and any and all obligations of the Obligors to act or to refrain from acting in accordance with any agreement between the Obligors and any Agent or the Lenders, or instrument furnished by the Obligors to any Agent or the Lenders.

(vii) Each of the foregoing as if each reference to “Agent,” were to each Affiliate of such Agent and each of the foregoing as if each reference to “Lenders,” were to each Affiliate of the Lenders.

(b) Any and all direct or indirect liabilities, debts, and obligations of the Obligors to any Agent or the Lenders or any Affiliate of any Agent or Affiliate of the Lenders, each of every kind, nature, and description owing on account of any service or accommodation provided to, or for the account of any Obligors pursuant to this or any other Loan Document, including cash management services and the issuances of L/C’s, including without limitation the Special Purpose Credit.

(c) Notwithstanding the foregoing, Indebtedness arising solely under the Term Loan Agreement does not constitute Liabilities as that term is defined herein.

“Liquidation”: The exercise, by the Collateral Agent, of those rights accorded to the Collateral Agent under the Loan Documents as a creditor of the Obligors following and on account of the occurrence of an Event of Default looking towards the realization on the Collateral. Derivations of the word “Liquidation” (such as “Liquidate”) are used with like meaning in this Agreement.

“Liquid Collateral Investments”: The Borrower’s Investment Property in which the Collateral Agent holds a first priority (other than a prior security interest held by the securities intermediary maintaining a securities account in which the Investment Property is maintained, to the extent such prior security interest secures the securities intermediary’s customary fees and charges), perfected, valid, and enforceable lien and security interest to secure the Liabilities, which are not subject to any restriction on their use (other than restrictions in favor of Collateral Agent), but excluding any Investment Property or any other assets of any Security-Free Rabbi Trust.

“Loan Account”: Defined in Section 2.8.

“Loan Documents”: This Agreement, each instrument and document executed and/or delivered as contemplated by Article III, below (including without limitation the fee letters by and between any of the Agents and the Borrowers or any of the Lenders and the Borrowers) and each other instrument or document from time to time executed and/or delivered in connection with the arrangements contemplated hereby or in connection with any transaction with any Agent or any Affiliate of any Agent, including, without limitation, any transaction which arises out of any cash management (including any ACH transfer arrangements), depository, investment, letter of credit (including, without limitation, the Special Purpose Credit), or interest rate protection, or equipment leasing services provided by any Agent or any Affiliate of any Agent, as each may be amended from time to time.

“Margin Adjustment Date”: As defined in Section 2.11(f).

“Margin Pricing Grid”: Provides for quarterly adjustment to the interest rate to be charged on Revolving Credit Loans based upon the level of Pricing Adjusted Availability then existing and is shown in Section 2.11(f).

“Master Letter of Credit Agreement”: Defined in Section 2.18(d).

“Material Accounting Change”: Any change in GAAP applicable to accounting periods subsequent to the Borrowers’ fiscal year most recently completed prior to the execution of this Agreement, if such change has a material effect on the Borrowers’ financial condition or operating results, as reflected on financial statements and reports prepared by or for the Borrowers, when compared with such condition or results as if such change had not taken place, or where preparation of the Borrowers’ statements and reports in compliance with such change results in the breach of a financial performance covenant imposed pursuant to Section 5.12, where such a breach would not have occurred if such change had not taken place or visa versa.

“Material Adverse Effect”: (a) Any material adverse change in the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of the Obligors (taken as a whole), (b) the material impairment of the ability of any Obligors to perform its Liabilities, or of the Agent’s ability to enforce the Liabilities or realize upon any portion of the Collateral, or (c) a material impairment of the priority of the liens with respect to the Collateral.

“Maturity Date”: March 13, 2012, or if such day is not a Business Day, the next succeeding Business Day.

“Mortgage”: Includes, but not limited to, that certain existing mortgage as described in Section 8.3, as the same may be amended, modified, renewed, extended, replaced, restated or substituted from time to time, executed by the Lead Borrower and PIDC Financing Corporation in favor of the Collateral Agent, for the benefit of the Lenders.

“Mortgaged Property”: Includes the Headquarters Facility and any Real Estate which is subject to any Mortgage.

“Net Capital Expenditures”: The amount equal to: (a) Capital Expenditures minus (b) the amount of tenant improvement allowances received in cash, to the extent not already deducted from clause (a) hereof.

“New HQ Encumbrance Amount”: The maximum amount of Indebtedness secured by an Encumbrance permitted by clause (j) of the definition of Permitted Encumbrances.

“NOLV”: Net orderly liquidation value of any item or group of items of Inventory as determined by the Collateral Agent in accordance with customary credit considerations after review of the then-most recent appraisal report prepared by an appraiser satisfactory to the Collateral Agent, as updated from time to time as the Collateral Agent may reasonably determine.

“Nondomestic Licensing Advance Rate”: The amount determined by the Collateral Agent’s sole discretion from time to time as being the Nondomestic Licensing Advance Rate.

“Notice Address”: With respect to the Administrative Agent, as provided in Section 12.1.

With respect to the Collateral Agent, as provided in Section 12.1.

With respect to any Lender, as indicated adjacent to such Lender’s signature at the foot of this Agreement. With respect to any Person who becomes a Lender hereafter pursuant to Section 7.2 of the Agency Agreement, as indicated in the Assignment and Acceptance of such Person.

Each Notice Address is subject to change as provided in Section 12.1.

“Obligor”: Individually, each Guarantor and each Borrower, and, “Obligors”, collectively, the Borrower and Guarantors.

“Operating Account”: Defined in Section 7.3(a)(iii).

“Overloan”: A loan, advance, or providing of credit support (such as the issuance of any L/C) to the extent that, at the time it is made, it exceeds Availability immediately prior to the making of such loan, advance, or providing of credit support.

“Participant”: Defined in Section 14.16.

“Payment Intangible”: Has the meaning given that term in the UCC and also refers to any general intangible under which the Account Debtor’s primary obligation is a monetary obligation.

“Percentage Commitment”: As set forth on EXHIBIT 2.22, annexed hereto, reflecting, with respect to any Lender, the ratio of (i) the amount of the Dollar Commitment of such Lender to (ii) the aggregate amount of the Dollar Commitments of all Lenders (as such percentage may change in accordance with the provisions of this Agreement).

“Permissible Overloans”: Defined in the Agency Agreement.

“Permitted Acquisition”: Any acquisition by Borrowers, whether by purchase, merger or otherwise, of all or substantially all of the assets of, of more than 50% of the capital stock of, or a business line or a division of, any Person; provided:

(i)	immediately prior to, and after giving effect thereto, no Suspension Event or Event of Default shall have occurred and be continuing or would result therefrom;

(ii)	all transactions in connection therewith shall be consummated in accordance with all applicable laws and in conformity with all applicable governmental authorizations;

(iii)	all of the capital stock acquired or otherwise issued by such Person or any newly formed Subsidiary of a Borrower in connection with such acquisition shall be pledged to Collateral Agent, for the benefit of Lenders, pursuant hereto, and Borrowers shall have taken, or caused to be taken, as of the date such Person becomes a Subsidiary of Borrowers, each of the Permitted Acquisition Requirements; and

(v)	all Persons, assets or divisions acquired shall be in the lines of business in which Obligors are currently engaged or in a business reasonably related thereto or such other lines of business as may be consented to by Administrative Agent.

“Permitted Acquisition Requirements”: The Borrowers (a) immediately causing any new Subsidiary to become a Borrower or guarantor hereunder, as determined by the Administrative Agent, by executing and delivering to Administrative Agent a counterpart agreement acceptable to Administrative Agent in its discretion, (b) immediately thereupon, causing the Collateral Agent to hold in such acquired assets or capital stock a first priority perfected Collateral Interest (subject only to Permitted Encumbrances) to secure the Liabilities and (c) taking all such actions and executing and delivering, or causing to be executed and delivered, all such documents, instruments, agreements, and certificates as Agent may require in its discretion.

“Permitted Creation”: Any creation by Borrowers of a Person wholly-owned by Borrowers, provided:

(i)	immediately prior to, and after giving effect thereto, no Suspension Event or Event of Default shall have occurred and be continuing or would result therefrom;

(ii)	all transactions in connection therewith shall be consummated in accordance with all applicable laws and in conformity with all applicable governmental authorizations;

(iii)	all of the capital stock acquired or otherwise issued by such Person or any newly formed Subsidiary of a Borrower in connection with such acquisition shall be pledged to Collateral Agent, for the benefit of Lenders, pursuant hereto, and Borrowers shall have taken, or caused to be taken, as of the date such Person becomes a Subsidiary of Borrowers, each of the Permitted Creation Requirements; and

(v)	all Persons, assets or divisions created shall be in the lines of business in which Obligors are currently engaged or in a business reasonably related thereto or such other lines of business as may be consented to by Administrative Agent.

“Permitted Creation Requirements” The Borrowers (a) immediately causing any new Subsidiary to become a Borrower or guarantor hereunder, as determined by the Administrative Agent, by executing and delivering to Administrative Agent a counterpart agreement acceptable to Administrative Agent in its discretion, (b) immediately thereupon, causing the Collateral Agent to hold in such acquired assets or capital stock a first priority perfected Collateral Interest (subject only to Permitted Encumbrances) to secure the Liabilities and (c) taking all such actions and executing and delivering, or causing to be executed and delivered, all such documents, instruments, agreements, and certificates as Agent may require in its discretion.

“Permitted Encumbrances”: The following:

(a) Encumbrances in favor of the Collateral Agent.

(b) Those Encumbrances (if any) listed on EXHIBIT 4.7, annexed hereto.

(c) Those Encumbrances securing the Term Loan Facility.

(d) Liens securing the payment of taxes, either not yet overdue or the validity of which is being contested in good faith by the Obligors and for which the Obligors have established adequate cash reserve; non-consensual statutory liens (other than liens securing the payment of taxes) arising in the ordinary course of Obligors’ business to the extent such liens secure (i) indebtedness that is not overdue, or (ii) indebtedness relating to claims or liabilities which are fully insured and being defended at the sole cost and expense and at the sole risk of the insurer or are being contested by the Obligors in good faith by appropriate proceedings diligently pursued, in each instance prior to the commencement of foreclosure or other similar proceedings and provided that adequate reserves therefor have been set aside on the Obligors’ books (provided, however, that the inclusion of any of the foregoing as “Permitted Encumbrances” shall not affect their respective relative priorities vis-à-vis the security interests created herein), or (iii) zoning restrictions, easements, licenses, covenants and other restrictions affecting the use of real property.

(e) Deposits under workmen’s compensation, unemployment insurance and social security laws, or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations or surety or appeal bonds, or to secure indemnity, performance or other similar bonds arising in the ordinary course of business.

(f) Landlord’s liens arising by operation of law where waivers have not been obtained.

(g) Purchase money security interests or capitalized equipment leases on any Equipment acquired or held by the Obligors and securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such Equipment; provided however that (i) any such Encumbrance attaches to such property concurrently with or within twenty (20) days after the acquisition thereof, (ii) such Encumbrance attaches solely to the Equipment so acquired in such transaction, and (iii) the principal amount of the Indebtedness secured thereby does not exceed 100% of the cost of such Equipment; provided, however, that with respect to any Indebtedness on account of purchase money security interests or capitalized leases on or of such Equipment that arises during a period in which (x) the outstanding principal amount of Indebtedness arising after the date hereof on account of purchase money security interests or capitalized equipment leases on or of such Equipment exceeds (y) $5,000,000 (the “Excess Indebtedness”), the holder of any such Excess Indebtedness shall have agreed that the Collateral Agent shall have the right to utilize, at no cost or expense to the Agents or Lenders (other than a pro rated amount for the period in which the Collateral Agent is utilizing such Equipment), such Equipment to the extent necessary or appropriate to sell, lease or otherwise dispose of the Collateral, such agreement to be in form and substance satisfactory to the Collateral Agent in its sole discretion, provided further, that the foregoing proviso shall not apply to any Equipment that is located in the headquarters portion, and not the Domestic Distribution Center portion, of the Headquarters Facility.

(h) Purchase money security interests on any Acquired Real Property and securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such Acquired Real Property; provided however that (i) any such Encumbrance attaches to such Acquired Real Property concurrently with or within twenty (20) days after the acquisition thereof, (ii) such Encumbrance attaches solely to the Acquired Real Property so acquired in such transaction or the improvements and fixtures thereon, and (iii) the principal amount of the Indebtedness secured thereby does not exceed 100% of the cost of such Acquired

Real Property, together with the improvements and fixtures thereon.

(i) Purchase money security interests on any improvements or fixtures on Acquired Real Property securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such improvements or fixtures on the Acquired Real Property; provided however that (i) any such Encumbrance attaches to such improvements or fixtures on the Acquired Real Property concurrently with or within twenty (20) days after the acquisition thereof, (ii) such Encumbrance attaches solely to Acquired Real Property or the improvements or fixtures thereon, and (iii) the principal amount of the Indebtedness secured thereby does not exceed 100% of the cost of the Acquired Real Property, together with the improvements and fixtures thereon .

(j) Purchase money security interests on any improvements to or fixtures on or the construction of an addition or additions to the Headquarters Facility or additional buildings at the Headquarters Facility securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of constructing, or of acquiring such additions, improvements or fixtures on the Headquarters Facility; provided however that (i) any such Encumbrance attaches to such improvements or fixtures on the Headquarters Facility concurrently with or within twenty (20) days after the acquisition thereof, (ii) such Encumbrance attaches solely to the Headquarters Facility or the improvements or fixtures thereon, and (iii) the principal amount of the Indebtedness secured thereby does not exceed 100% of the cost of such additions, improvements and fixtures provided, however, that the holder of any such Indebtedness shall have agreed that the Collateral Agent shall have the right to utilize the Domestic Distribution Center portion of the Headquarters Facility, at no cost or expense to the Agents or Lenders (other than a pro rated amount for the period in which the Collateral Agent is utilizing such portion of the Headquarters Facility), to the extent necessary or appropriate to sell, lease or otherwise dispose of the Collateral, such agreement to be in form and substance satisfactory to the Collateral Agent in its sole discretion.

(k) Inclusive of those Encumbrances (if any) listed on EXHIBIT 4.7 in favor of landlords, liens or security interests held by the Borrowers’ landlords for up to a maximum of twenty (20) store locations in the aggregate.

“Permitted Store Openings/Closings”: See Section 4.6(d)(ii).

“Person”: Any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party or foreign or United States government (whether federal, state, county, city, municipal or otherwise), including, without limitation, any instrumentality, division, agency, body or department thereof.

“PIDA”: Pennsylvania Industrial Development Authority, a body corporate and politic.

“PIDA Mortgage”: The existing mortgage held by PIDA on the Headquarters Facility.

“PIDC Financing Corporation”: PIDC Financing Corporation, a Pennsylvania non-profit corporation.

“Pricing Adjusted Availability”: The sum of:

(i) The sum of (a) the lesser of (I) Borrowing Base A; or (II) At any time that the Indenture Agreement restricts Indebtedness, the sum that the Lead Borrower and those Obligors that are Restricted Subsidiaries (as defined in the Indenture Agreement) are permitted to incur as Indebtedness (as defined in the Indenture Agreement) hereunder on a consolidated basis without violating the Indenture Agreement; plus (b) the average amount of Liquid Collateral Investments for the applicable fiscal quarter (for purposes of the calculation of this average amount, any “overnight funds” consisting of Liquid Collateral Investments shall be included only on the date of purchase of such overnight funds).

Minus

(ii) The aggregate unpaid balance of the Loan Account

Minus

(iii) The aggregate undrawn Stated Amount of all then outstanding L/C’s.

“Proceeds”: Includes, without limitation, “Proceeds” as defined in the UCC (defined below), and proceeds of all Collateral.

“Pro Forma Fixed Charge Coverage Ratio”: For any twelve month period, the ratio of Borrowers’ consolidated (a) EBITDA during such period minus projected Gross Non-Financed Capital Expenditures for the following twelve month period minus projected Distributions for the following twelve month period plus (or minus) the projected increase (or decrease) in total deferred rent liability for the following twelve month period, to (b) projected cash interest expense for the following twelve month period, plus projected principal payments on account of current maturities of long term Indebtedness for the following twelve month period, plus projected income taxes paid in cash for the following twelve month period, all as determined in accordance with GAAP, provided, however, that contributions made by Borrowers under any Approved Security-Free SERP into a Security-Free

Rabbi Trustshall be treated as a reduction of EBITDA as used in the calculation of the Pro Forma Fixed Charge Coverage Ratio, and the GAAP Supplemental Employee Retirement Plan expense related to such Security-Free Rabbi Trusts will not be treated as a reduction of EBITDA as used in the calculation of the Pro Forma Fixed Charge Coverage Ratio. Any projections used in computing Pro Forma Fixed Charge Coverage Ratio shall be determined by the Borrowers and acceptable to the Administrative Agent in its reasonable discretion.

“Property”: Any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Pro Rata”: (a) With respect to any Lender vis-à-vis any other Lender, a fraction (expressed as a percentage), the numerator of which shall be the amount of such Lender’s Dollar Commitment and the denominator of which shall be the aggregate of all of the Lenders’ Dollar Commitments, as adjusted from time to time in accordance with the provisions of Section 7.1 of the Agency Agreement, provided that, if all Loan Commitments have been terminated, the numerator shall be the unpaid amount of such Lender’s Loans and its interest in L/C exposure and the denominator shall be the aggregate unpaid principal amount of all unpaid Loans and L/C exposure.

“Real Estate”: Includes all real property including the Headquarters Facility, owned or leased (as lessee or sublessee) by the Borrowers or any of their Subsidiaries.

“Real Estate Advance Rate”: Sixty Percent (60%).

“Receipts”: All cash, cash equivalents, checks, and credit card slips and receipts as arise out of the sale of the Collateral.

“Receivables Collateral”: That portion of the Collateral which consists of rights to payment.

“Regulatory Change”: Defined in Section 2.21(c).

“Requirement of Law”: As to any Person:

(a) (i) All statutes, rules, regulations, orders, or other requirements having the force of law and (ii) all court orders and injunctions, arbitrator’s decisions, and/or similar rulings, in each instance ((i) and (ii)) of or by any federal, state, municipal, and other governmental authority, or court, tribunal, panel, or other body which has or claims jurisdiction over such Person, or any property of such Person, or of any other Person for whose conduct such Person would be responsible.

(b) That Person’s charter, certificate of incorporation, articles of organization, and/or other organizational documents, as applicable; and

(c) That Person’s by-laws and/or other instruments which deal with corporate or similar governance, as applicable.

“Reserve Percentage”: The decimal equivalent of that rate applicable to a Lender under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement of that Lender with respect to “LIBOR liabilities” as defined in such regulations. The Reserve Percentage applicable to a particular Index Loan shall be based upon that in effect during the subject Interest Period, with changes in the Reserve Percentage which take effect during such Interest Period to take effect (and to consequently change any interest rate determined with reference to the Reserve Percentage) if and when such change is applicable to such loans.

“Reserves”: The following: Availability Reserves and Inventory Reserves.

“Revolving Credit”: Defined in Section 2.1(a).

“Revolving Credit Commitment Fee”: Defined in Section 2.12.

“Revolving Credit Early Termination Fee”: Defined in Section 2.15.

“Revolving Credit Loans”: Defined in Section 2.1(a).

“Revolving Credit Loan Ceiling”: $65,000,000, provided that at the written request of the Borrowers, accompanied by a certificate of each Obligor’s respective Secretary as to the due adoption and continued effectiveness of each corporate resolution adopted with respect to such increase and attesting to the true signatures of each Person authorized as a signatory to any document effecting such increase, and with the prior written consent of the Administrative Agent in its sole discretion, the Revolving Credit Loan Ceiling shall be increased an additional $20,000,000, in increments of $2,500,000 up to a maximum Revolving Credit Loan Ceiling of $85,000,000. Notwithstanding the foregoing, at any time that the Indenture Agreement restricts Indebtedness, the Revolving Credit Loan Ceiling shall at no time exceed the amount that the Indenture Agreement permits Borrowers and the Restricted Subsidiaries (as defined in the Indenture Agreement) to incur as Indebtedness (as defined in the Indenture Agreement) hereunder at such time.

“Revolving Credit Note”: Defined in Section 2.9.

“Revolving Credit Obligations”: The aggregate of the Borrowers’ liabilities, obligations, and indebtedness of any character on account of or in respect to the Revolving Credit.

“Second Agreement”: That certain Amended and Restated Loan and Security Agreement dated as of October 15, 2004, by and between Borrowers, Guarantors, Agents, and Lenders, as amended (except as amended hereby).

“Second Mortgage Cap”: The amount as might be agreed to from time to time between the Collateral Agent and PIDA as constituting the extent of the mortgage lien evidenced by the PIDA Mortgage, subject to further reduction upon Collateral Agent’s determination that the holder of the PIDA Mortgage has agreed in writing to further limitations on the extent of its mortgage lien in the Headquarters Facility.

“Security”: Shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

“Security-Free Rabbi Trust”: Shall be the grantor trusts established by Mothers Work, Inc. in accordance with Internal Revenue Service Revenue Procedure 92-64 to accept both employer and employee contributions made under the terms of the Approved Security-Free SERPS, so long as the Lead Borrower has designated such grantor trust as a Security-Free Rabbi Trust in a writing delivered to the Administrative Agent, which writing designates the name of the trust company with whom such trust has been established and the date of such establishment. In no circumstances shall the Collateral Agent or the Lenders under this Agreement have a security interest in the assets of such grantor trusts.

“Series A Preferred Stock”: All shares of Series A Preferred Stock of the Lead Borrower that were issued and then redeemed by the Lead Borrower which shares continue to be held as of the date hereof by certain holders pending presentation by such holders of proper documentation to the Lead Borrower required to receive payment in respect of such redemption.

“Special Purpose Credit”: Shall mean the letter of credit issued under that certain Letter of Credit and Reimbursement Agreement dated as of July 1, 1998 among the Lead Borrower, Fleet Capital Corporation, as predecessor-in-interest to the Administrative Agent as Lender, and Fleet National Bank, predecessor in interest to Bank of America, related to those certain $4,000,000 Philadelphia Authority for Industrial Development Variable/Fixed Rate Federally Taxable Economic Development Bonds (Mothers Work, Inc. Project) Series of 1995, as it may be or may have been amended, modified, restated, supplemented, replaced, or substituted.

“Stated Amount”: The maximum amount for which an L/C may be honored, less any amounts already drawn thereunder.

“Subordinated Debt”: Includes unsecured Indebtedness of Borrowers that is subordinated to the Liabilities in a manner, under terms and subject to a written agreement satisfactory to Administrative Agent.

“Subsidiary”: Any corporation of which more than Fifty Percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time stock of any other class of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned by any Obligor, or any partnership, joint venture or limited liability company of which more than fifty percent (50%) of the outstanding equity interests are at the time, directly or indirectly, owned by any Obligor or any partnership of which any Obligor is a general partner.

“Supporting Obligation”: Has the meaning given that term in the UCC and also refers to a Letter-of-Credit Right or secondary obligation which supports the payment or performance of an Account, Chattel Paper, a Document, a General Intangible, an Instrument, or Investment Property.

“Suspension Event”: Any occurrence, circumstance, or state of facts with respect to a Borrower which (a) is an Event of Default; or (b) would become an Event of Default if any requisite notice were given and/or any requisite period of time were to run and such occurrence, circumstance, or state of facts were not cured within any applicable grace period.

“Sweep Period”: Defined in Section 7.3(e).

“Sweep Suspension”: Defined in Section 7.3(e).

“SwingLine Lender”: Bank of America or its successor, or another financial institution designated by the Administrative Agent.

“SwingLine Loan Ceiling”: $10,000,000.

“SwingLine Loans”: Defined in Section 2.7(a).

“SwingLine Note”: Defined in Section 2.7(c).

“Tax”: In relation to any Index Loans and the applicable Index Rate, any tax, levy, impost, duty, deduction, withholding or charges of whatever nature required to be paid by the Agent and/or (ii) to be withheld or deducted from any payment otherwise required hereby to be made by the Borrowers to the Agent; provided, that the term “Tax” shall not include any taxes imposed upon the net income of the Agent.

“Term Loan Agent”: Bank of America, N.A. in its capacity as agent under the Term Loan Agreement or any successor therein.

“Term Loan Collateral Agent”: Bank of America, N.A. in its capacity as collateral agent under the Term Loan Agreement or any successor therein.

“Term Loan Agreement”: That certain senior term loan facility of even date between Borrowers and Bank of America, N.A. as Term Loan Agent.

“Term Loan Facility”: That certain term loan facility in the initial amount of $90,000,000, subject to increase to up to $140,000,000 as provided under and as documented by the Term Loan Agreement.

“Term Priority Collateral”: As defined in the Intercreditor Agreement.

“Termination Date”: The earliest of (a) the Maturity Date; or (b) the occurrence of any event described in Section 10.11, below; or (c) the date set as the Termination Date in a notice by the Administrative Agent to the Lead Borrower on account of the occurrence of any Event of Default other than as described in Section 10.11, below; or (d) the date of the Borrowers’ termination of the Lenders’ commitments to advance Revolving Credit Loans hereunder.

“Transfer”: Wire transfer pursuant to the wire transfer system maintained by the Board of Governors of the Federal Reserve Board, or as otherwise may be agreed to from time to time by the Administrative Agent. Wire instructions may be changed in the same manner that Notice Addresses may be changed pursuant to Section 12.1 of this Agreement, except that no change of the wire instructions for Transfers to the Administrative Agent shall be effective without the consent of the Administrative Agent.

“UCC”: The Uniform Commercial Code as presently in effect in New York as used herein in the context of any definitions; otherwise, as in effect from time to time is New York.

“Unused Line Fee”: Defined in Section 2.14.

“Voting Stock”: Includes securities of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

ARTICLE II. - THE REVOLVING CREDIT

2.1 ESTABLISHMENT OF REVOLVING CREDIT.

(a) The Lenders hereby establish a revolving line of credit (the “Revolving Credit”) in the Borrowers’ favor pursuant to which the Lenders, acting through the Administrative Agent, shall make loans and advances and otherwise provide financial accommodations to and for the account of the Borrowers until the Maturity Date its Pro Rata share of advances (each, a “Revolving Credit Loan”) as provided herein in each instance equal to its applicable Percentage Commitment of Availability, up to a maximum amount of its applicable Dollar Commitment. The obligations of each Lender hereunder shall be several and not joint.

(b) Loans, advances, and financial accommodations under the Revolving Credit shall be made with reference to the Borrowing Base and shall be subject to Availability. The Borrowing Base and Availability shall be determined by the Collateral Agent by reference to Borrowing Base Certificates furnished as provided in Section 5.4 below (subject to Reserves established by the Collateral Agent):

(c) The commitment of each Lender to provide such loans, advances, and financial accommodations is subject to Section 2.2.

(d) The proceeds of borrowings under the Revolving Credit shall be used solely to refinance the Second Agreement, to provide financing for working capital purposes, debt prepayments (including on account of the notes issued under the Indenture Agreement and any prepayment fees and costs and expenses related thereto), Distributions, Capital Expenditures and other general corporate purposes of the Borrowers, all solely to the extent permitted by this Agreement. No proceeds of a borrowing under the Revolving Credit may be used, nor shall any be requested, with a view towards the accumulation of any general fund or funded reserve of the Borrowers other than in the ordinary course of the Borrowers’ business and consistent with the provisions of this Agreement.

2.2 ADVANCES IN EXCESS OF BORROWING BASE (OVERLOANS).

(a) No Lender has any obligation to make any loan or advance, or otherwise to provide any credit to or for the benefit of the Borrowers where the result of such loan, advance, or credit is an Overloan except in respect to Permissible Overloans which the Agents deem prudent.

(b) The Lenders’ obligations, among themselves, are subject to Section 3.3 of the Agency Agreement (which relates to each Lender’s making amounts available to the Administrative Agent) and to Sections 6.1(d) and 6.5(a) of the Agency Agreement (which relate to Permissible Overloans).

(c) The Lenders’ providing of an Overloan on any one occasion does not affect the obligations of the Borrowers hereunder (such as the Borrowers’ obligation to immediately repay any amount which otherwise constitutes an Overloan) nor shall it obligate the Lenders to do so on any other occasion.

2.3 RISKS OF VALUE OF COLLATERAL.

Any reference to a given asset in connection with the making of loans, credits, and advances and the providing of financial accommodations under the Revolving Credit and/or the monitoring of compliance with the provisions hereof shall not be deemed a determination by any Agent or the Lenders relative to the actual value of the asset in question. All risks concerning the value of the Collateral are and remain upon the Obligors. All Collateral secures the prompt, punctual, and faithful performance of the Liabilities and, with respect to the Guarantor, secures its Liabilities, whether or not relied upon by the Agents in connection with the making of loans, credits, and advances and the providing of financial accommodations under the Revolving Credit.

2.4 COMMITMENT TO MAKE REVOLVING CREDIT LOANS AND SUPPORT LETTERS OF CREDIT.

Subject to the provisions of this Agreement, the Lenders shall make a loan or advance under the Revolving Credit and the Administrative Agent shall endeavor to have an L/C issued for the account of the Borrowers, in each instance if duly and timely requested by the Lead Borrower as provided herein provided that:

(a) No Overloan is then outstanding and none will result therefrom.

(b) No Suspension Event or Event of Default has occurred or would result therefrom.

2.5 REVOLVING CREDIT LOAN REQUESTS.

(a) Requests for loans and advances under the Revolving Credit or for the continuance or conversion of an interest rate applicable to a Revolving Credit Loan may be requested by the Lead Borrower in such manner as may from time to time be reasonably acceptable to the Administrative Agent.

(b) Subject to the provisions of this Agreement, the Lead Borrower may request a Revolving Credit Loan and elect an interest rate and Interest Period to be applicable to that Revolving Credit Loan by giving notice to the Administrative Agent by no later than the following:

(i)	If such Revolving Credit Loan is to be or is to be converted to a Base Margin Loan: By 1:00 p.m. on the Business Day on which the subject Revolving Credit Loan is to be made or is to be so converted . Base Margin Loans requested by the Lead Borrower, other than those resulting from the conversion of an Index Loan, shall not be less than $10,000.00.

(ii)	If such Revolving Credit Loan is to be or is to be converted to an Index Loan: By 1:00 p.m., three (3) Index Business Days before the commencement of any new Interest Period or the end of the then applicable Interest Period. Index Loans and conversions to Index Loans shall each be not less than $1,000,000.00 and in increments of $500,000.00 in excess of such minimum.

(iii)	Any Index Loan which matures while a Suspension Event or Event of Default exists, may be converted, at the option of the Administrative Agent, to a Base Margin Loan notwithstanding any notice from the Lead Borrower that such Revolving Credit Loan is to be continued as an Index Loan.

(c) Any request for a Revolving Credit Loan or for the continuance or conversion of a Revolving Credit Loan which is made after the applicable deadline therefor, as set forth above, shall be deemed to have been made at the opening of business on the then next Business Day or Index Business Day, as applicable, unless the Administrative Agent, in its discretion, determines to deem it to have been made earlier. Each request for a Revolving Credit Loan or for the conversion of a Revolving Credit Loan shall be made in such manner as may from time to time be acceptable to the Administrative Agent.

(d) Intentionally omitted.

(e) The Lead Borrower may request that the Administrative Agent cause the issuance of L/C’s for the account of the Borrowers as provided in Section 2.18.

(f) The Administrative Agent may rely on any request for a loan or advance, or other financial accommodation under the Revolving Credit which the Administrative Agent, in good faith, believes to have been made by a Person duly authorized to act on behalf of the Lead Borrower and may decline to make any such requested loan or advance, or issuance, or to provide any such financial accommodation pending the Administrative Agent’s being furnished with such documentation concerning that Person’s authority to act as may be satisfactory to the Administrative Agent. As an accommodation to Borrowers, Administrative Agent may in its discretion permit telephonic requests for Revolving Credit Loans and electronic transmittal of instructions, authorizations, agreements or reports to Administrative Agent by Borrowers, provided that Administrative Agent only shall accept or act upon telephonic or electronic communications from an authorized representative of Lead Borrower, or such other individuals identified by Lead Borrower from time to time in a written notice delivered to Administrative Agent. Administrative Agent and Lenders shall have no liability to Borrowers for any loss or damage suffered by Borrowers as a result of Administrative Agent’s honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Administrative Agent by an authorized representative of Borrowers, and Administrative Agent shall have no duty to verify the origin of any such communication or the authority of the Person sending it.

(g) A request by the Lead Borrower for loan or advance or other financial accommodation under the Revolving Credit shall be irrevocable and shall constitute certification by each Borrower that as of the date of such request, each of the following is true and correct:

(i)	There has been no material adverse change in the Borrowers’ financial condition (taken as a whole) from the most recent financial information furnished Administrative Agent or any Lender pursuant to this Agreement.

(ii)	Each representation, not relating to a specific date, which is made herein or in any of the Loan Documents is then true and correct in all material respects as of and as if made on the date of such request (except (A) to the extent of changes resulting from transactions contemplated or permitted by this Agreement or the other Loan Documents and changes occurring in the ordinary course of business which singly or in the aggregate would not reasonably be expected to have a Material Adverse Effect and (B) to the extent that such representations and warranties expressly relate to an earlier date).

(iii)	No Suspension Event or Event of Default has occurred which is continuing.

(h) If, at any time or from time to time, a Suspension Event or Event of Default exists which is continuing,

(i)	The Administrative Agent may suspend the Revolving Credit immediately, in which event neither the Administrative Agent nor the Lenders shall be obligated during such suspension to make any loans or advances or to provide any financial accommodation hereunder or to seek the issuance of any L/C.

(ii)	The Administrative Agent may suspend the right of the Lead Borrower to request any Index Loan or to convert any Base Margin Loan to an Index Loan.

2.6 MAKING OF REVOLVING CREDIT LOANS.

(a) A loan or advance under the Revolving Credit shall be made by the Transfer of the proceeds of such loan or advance to the Operating Account or as otherwise instructed by the Lead Borrower.

(b) A loan or advance shall be deemed to have been made under the Revolving Credit (and the Borrowers shall be indebted to the Agent or Lenders for the amount thereof immediately) upon the Administrative Agent’s initiation of the Transfer of the proceeds of such loan or advance in accordance with the Lead Borrower’s instructions (if such loan or advance is of funds requested by the Lead Borrower) or the charging of the amount of such loan to the Loan Account (in all other circumstances).

(c) There shall not be any recourse to or liability of the Agent or Lenders (except to the extent caused by the gross negligence or willful misconduct of the Agent or Lenders as determined by a court of competent jurisdiction), on account of:

(i)	Any delay in the making of any loan or advance requested under the Revolving Credit.

(ii)	Any delay by any bank or other depository institution in treating the proceeds of any such loan or advance as collected funds.

(iii)	Any delay in the receipt, and/or any loss, of funds which constitute a loan or advance under the Revolving Credit, the wire transfer of which was properly initiated by the Agent or Lenders in accordance with wire instructions provided to the Administrative Agent by the Lead Borrower).

2.7 SWINGLINE LOANS.

(a) For ease of administration of Revolving Credit Loans, Revolving Credit Loans which are Base Margin Loans may be made by the Administrative Agent, in its capacity as the SwingLine Lender (in the aggregate, the “SwingLine Loans”) in accordance with the procedures set forth in this Agreement for the making of Revolving Credit Loans. The unpaid principal balance of the SwingLine Loans shall not at any one time be in excess of the SwingLine Loan Ceiling (which SwingLine Loan Ceiling is subject to amendment from time to time, by reasonable advance notice by the Administrative Agent to the Lead Borrower).

(b) The aggregate unpaid principal balance of SwingLine Loans shall bear interest at the rate applicable to Base Margin Loans and shall be repayable as a Revolving Credit Loan under the Revolving Credit.

(c) The Borrower’s obligation to repay SwingLine Loans may be evidenced by a Note in the form of EXHIBIT 2.7 (“SwingLine Note”), executed by the Borrowers and payable to the Administrative Agent. Neither the original nor a copy of the SwingLine Note shall be required to establish or prove any Liability. Upon the Lead Borrower being provided with an affidavit (which shall include an indemnity reasonably satisfactory to the Lead Borrower) from the Administrative Agent to the effect that the SwingLine Note has been lost, mutilated, or destroyed, the Borrowers shall execute and deliver a replacement of any SwingLine Note to the Administrative Agent.

(d) For all purposes of this Loan Agreement, the SwingLine Loans and the Borrower’s obligations to the Administrative Agent constitute Revolving Credit Loans and are secured as “Liabilities.”

(e) SwingLine Loans may be subject to periodic settlement with the Lenders.

2.8 THE LOAN ACCOUNT.

(a) An account (“Loan Account”) shall be opened on the books of the Administrative Agent in which a record shall be kept of all loans and advances made under the Revolving Credit.

(b) The Administrative Agent may also keep a record (either in the Loan Account or elsewhere, as the Administrative Agent may from time to time elect) of all interest, fees,

service charges, costs, expenses, and other debits owed to the Agent and the Lender on account of the Liabilities and of all credits against such amounts so owed.

(c) All credits against the Liabilities shall be conditional upon receipt of final payment to the Administrative Agent and the Lenders of the items giving rise to such credits. The amount of any item credited against the Liabilities which is charged back against the Agent or the Lenders for any reason or is not so paid shall be a Liability and shall be added to the Loan Account, whether or not the item so charged back or not so paid is returned.

(d) Except as otherwise provided herein, all fees, service charges, costs, and expenses for which the Borrowers are obligated hereunder are payable on demand. In the determination of Availability, the Administrative Agent may deem fees, service charges, accrued interest (except for interest charged on Index Loans, which, unless charged earlier, shall be charged on the Interest Payment Date), and other payments which will be due and payable between the date of such determination and the first day of the then next succeeding month as having been advanced under the Revolving Credit whether or not such amounts are then due and payable.

(e) The Administrative Agent, without the request of the Lead Borrower, may advance under the Revolving Credit any interest, fee, service charge, or other payment to which the Agent or any Lender is entitled from the Borrowers pursuant hereto and may charge the same to the Loan Account notwithstanding that such amount so advanced may result in Borrowing Base being exceeded. Any amount which is added to the principal balance of the Loan Account as provided in this Section 2.8(e) shall bear interest, at the interest rate then and thereafter applicable to Base Margin Loans. Such action on the part of the Administrative Agent shall not constitute a waiver of the Administrative Agent’s right or the Borrowers’ obligations under Section 2.10(b).

(f) Any statement rendered by the Agent or the Lenders to the Borrowers concerning the Liabilities shall, in the absence of manifest error, be considered correct and accepted by the Borrowers and shall be conclusively binding upon the Borrowers unless the Lead Borrower provides the Administrative Agent with written objection thereto within Twenty (20) days from the mailing of such statement, which written objection shall indicate, with particularity, the reason for such objection. In the absence of manifest error, the Loan Account and the Agent’s and Lenders’ books and records concerning the loan arrangement contemplated herein and the Liabilities shall be prima facie evidence and proof of the items described therein.

2.9 THE REVOLVING CREDIT NOTE.

The Borrowers’ obligation to repay loans and advances under the Revolving Credit, with interest as provided herein, may be evidenced by a Note or Notes (each, individually, and collectively, in the aggregate, a “Revolving Credit Note”) in the form of EXHIBIT 2.9, annexed hereto, executed by the Lead Borrower and the other Borrowers, payable to the applicable Lender. Neither the original nor a copy of any Revolving Credit Note shall be required, however, to establish or prove any Liability. Upon the Lead Borrower being provided with an affidavit (which shall include an indemnity reasonably satisfactory to the Lead Borrower) from any Lender to the effect that a Revolving Credit Note has been lost, mutilated, or destroyed, the Lead Borrower and the other Borrowers shall execute and deliver a replacement thereof to such Lender.

2.10 PAYMENT OF THE LOAN ACCOUNT.

(a) The Borrowers may repay all or any portion of the principal balance of the Loan Account from time to time until the Termination Date, without premium or penalty except as expressly set forth herein.

(b) The Borrowers, without notice or demand from the Administrative Agent, shall pay the Administrative Agent that amount, from time to time, which is necessary so that there is no Overloan outstanding.

(c) The Borrowers shall repay the then entire unpaid balance of the Revolving Credit and all other Liabilities on the Termination Date.

(d) The Administrative Agent shall cause payments, pursuant to Sections 2.10(a) and 2.10(b), to be applied in accordance with Section 7.5(a) of this Agreement, provided that the Administrative Agent shall cause those application of payments (if any), pursuant to Sections 2.10(a) and 2.10(b) against Index Loans then outstanding in such manner as results in the least cost to the Borrowers, but shall not have any affirmative obligation to do so nor liability on account of the Administrative Agent’s failure to have done so. In no event shall action or inaction taken by the Administrative Agent excuse the Borrowers from any indemnification obligation under Section 2.10(e).

(e) Upon the request of the Administrative Agent, each Borrower, jointly and severally, shall indemnify the Agent and Lenders and hold the Agent and Lenders harmless from and against any loss, cost or expense (including loss of anticipated profits) which the Agent or Lenders may sustain or incur (including, without limitation, by virtue of acceleration after the occurrence of any Event of Default) as a consequence of any of the following:

(i)	Default by the Borrowers in payment of the principal amount of or any interest on any Index Loan as and when due and payable, including any such loss or expense arising from interest or fees payable by the Agent or Lenders in order to maintain its Index Loans.

(ii)	Default by the Borrowers in making a borrowing or conversion after the Borrowers has given (or is deemed to have given) a request for a Revolving Credit Loan or a request to convert a Revolving Credit Loan from one applicable interest rate to another.

(iii)	The making of any payment on an Index Loan or the making of any conversion of any such Loan to a Base Margin Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by the Agent and Lenders as “breakage fees”.

2.11 INTEREST ON REVOLVING CREDIT LOANS.

(a) Each Revolving Credit Loan which consists of a Base Margin Loan shall bear interest at the Base Margin Rate (determined based upon a 365/366-day year and actual days elapsed), unless and until it is made as, or is converted to, an Index Loan pursuant to Section 2.5 hereof.

(b) Each Revolving Credit Loan which consists of an Index Loan shall bear interest at the applicable Index Rate (determined based upon a 365/366-day year and actual days elapsed).

(c) Subject to, and in accordance with, the provisions of this Agreement, the Lead Borrower may cause all or a part of the unpaid principal balance of Revolving Credit Loans to bear interest at the Base Margin Rate or the Index Rate as specified from time to time by the Lead Borrower.

(d) The Lead Borrower shall not select, renew, or convert any interest rate for a Revolving Credit Loan such that there are more than Six (6) Interest Periods applicable to the outstanding Index Loans at any one time.

(e) The Borrowers shall pay accrued and unpaid interest on each Revolving Credit Loan in arrears on the applicable Interest Payment Date therefor. Following the occurrence and during the continuance of any Event of Default (and whether or not the Agent exercises the Agent’s rights on account thereof), all Revolving Credit Loans shall bear interest, at the option of the Agent, at a rate which is the aggregate in the case of Base Margin Loan, of the then applicable Base Margin Rate plus Two Percent (2.00%) per annum, and in the case of Index Loans, the then applicable Index Rate plus Two Percent (2.00%) per annum.

(f) The Index Margin and Base Margin shall be reset for each fiscal quarter as of the first (1st) day of such fiscal quarter (the “Margin Adjustment Date”) based upon the Margin Pricing Grid set forth below for the prior fiscal quarter, subject to the provisions in the definitions of “Base Margin” and “Index Margin”:

MARGIN PRICING GRID

Tier	Pricing Adjusted Availability*	INDEX MARGIN (Percentage)	BASE MARGIN (Percentage)
I	>$35,000,000	1.00%	0.00%
II	>$17,500,000 and ≤ $35,000,000	1.25%	0.00%
III	≤$17, 500,000	1.50%	0.00%

*	Pricing Adjusted Availability will be determined based upon a Certificate by an Authorized Officer delivered to the Administrative Agent no later than ten (10) days after the end of each fiscal quarter certifying as to average Pricing Adjusted Availability maintained for the prior fiscal quarter. If there is a change in the applicable Index Margin or Base Margin, the Administrative Agent and Borrower agree that all such changes shall be retroactive to the Margin Adjustment Date. Failure of the Administrative Agent to receive such Certificate within the time frame specified shall, in addition to any other remedy provided for in this Agreement, result in an increase in the Index Margin and the Base Margin to the highest level set forth in the foregoing grid, until next Margin Adjustment Date following receipt of such Certificate demonstrating that such an increase is not required. If an Event of Default has occurred and is continuing at the time any reduction in the Index Margin and Base Margin is to be implemented, that reduction shall be deferred until the next Margin Adjustment Date following the date on which such Event of Default is waived or cured.

2.12 REVOLVING CREDIT COMMITMENT FEE.

As compensation for the respective commitments of the Lenders at the execution of this Agreement to make loans and advances to the Borrowers under the Revolving Credit and as compensation for the Lenders’ maintenance of sufficient funds available for such purpose, the Lenders shall have earned as of the Closing Date the “Revolving Credit Commitment Fee” in the amount set forth in the Agent’s Fee Letter.

2.13 INTENTIONALLY OMITTED.

2.14 UNUSED LINE FEE.

In addition to any other fee to be paid by the Borrowers on account of the Revolving Credit, the Borrowers shall pay the Administrative Agent, for the benefit of the Lenders, an “Unused Line Fee”. The Unused Line Fee shall equal Two-Tenths of One Percent (0.20%) per annum of the average difference, during the fiscal quarter just ended (or relevant period with respect to the payment being made on the Termination Date) between the Revolving Credit Loan Ceiling and the sum of (i) the unpaid principal balance of the Loan Account and (ii) the Stated Amount of L/Cs. The Unused Line Fee shall be paid in arrears, on the first day of each fiscal quarter after the execution of this Agreement and on the Termination Date.

2.15 EARLY TERMINATION FEE.

In the event that the Termination Date occurs, for any reason, prior to the Maturity Date, the Borrowers shall pay to the Administrative Agent, for the benefit of the Lenders, the “Revolving Credit Early Termination Fee” determined and payable as follows:

(a) One-Fifth of One Percent (0.20%) of the Revolving Credit Loans as in effect immediately prior to such termination or reduction in the event termination occurs prior to two years after the Closing Date.

(b) Zero Percent (0.00%) of the Revolving Credit Loans as in effect immediately prior to such termination or reduction in the event termination occurs after two years after the Closing Date.

Notwithstanding the foregoing, the Administrative Agent and Lenders agree to waive the Revolving Credit Early Termination Fee in the event that the Borrowers refinance the Revolving Credit with Bank of America, N.A. or any of its Affiliates, it being understood that, neither Bank of America, N.A. nor any of its Affiliates are hereby committing to provide such refinancing.

For the avoidance of doubt, no prepayment fees shall be payable under Section 2.15 of the Second Agreement in connection with the execution and delivery of this Agreement as an amendment and restatement thereof.

2.16 CONCERNING FEES.

The Borrowers shall not be entitled to any credit, rebate or repayment of the Revolving Credit Commitment Fee, Unused Line Fee, Revolving Credit Early Termination Fee, or other fee earned by the Agent or Lenders pursuant to this Agreement or any Loan Document notwithstanding any termination of this Agreement or suspension or termination of the Agent’s or Lenders’ obligation to make loans and advances hereunder.

2.17 INTENTIONALLY OMITTED.

2.18 PROCEDURES FOR ISSUANCE OF L/C’S.

(a) The Lead Borrower may request that the Administrative Agent cause the issuance of L/C’s for the account of the Borrower. Each such request shall be in such manner as may from time to time be acceptable to the Administrative Agent.

(b) The Administrative Agent will endeavor to cause the issuance of any L/C so requested by the Lead Borrower, provided that, at the time that the request is made, the Revolving Credit has not been suspended as provided in Section 2.5(h) and if so issued:

(i)	The aggregate Stated Amount of all L/C’s then outstanding (giving effect to the issuance of the requested L/C), does not exceed Thirty Million Dollars ($30,000,000);

(ii)	The expiry of the requested L/C is not later than the earlier of Thirty (30) days prior to the Maturity Date or the following:

(A)	For standby L/C’s: One (1) year from initial issuance.

(B)	For documentary L/C’s: One hundred (120) days from issuance; and

(iii)	an Overloan will not result from the issuance of the subject L/C.

(c) Unless otherwise agreed between the Lead Borrower and the Administrative Agent, the Issuer of all L/C’s shall be Bank of America and any successor to Bank of America.

(d) The Lead Borrower shall also execute such other documentation to apply for and support the issuance of an L/C as may be required by Bank of America or its successor or any other Issuer, including, without limitation, in respect of the Special Purpose Credit. This Agreement shall control any conflict between this Agreement and any such documentation.

(e) There shall not be any recourse to, nor liability of, the Agent or Lenders on account of

(i)	Any delay or refusal by an Issuer to issue an L/C; or

(ii)	Any action or inaction of an Issuer on account of or in respect to, any L/C.

(f) The Borrowers shall reimburse the Issuer for the amount of any honoring of a drawing under an L/C on the same day on which such honoring takes place. The Borrowers authorize the Administrative Agent and the Issuer to charge Borrowers’ Operating Account for such purpose. In the event the funds in the Operating Account are not sufficient, the Administrative Agent or Lenders, without the request of the Lead Borrower, may advance under the Revolving Credit (and charge to the Loan Account) the amount of any honoring of any L/C and other amount for which the Borrowers, the Lenders, the Agent, or the Issuer becomes obligated on account of, or in respect to, any L/C. Such advance shall be made whether or not a Suspension Event exists or such advance would result in an Overloan. Such action shall not constitute a waiver of the Administrative Agent’s rights under Section 2.10(b) hereof.

2.19 FEES FOR L/C’S.

(a) The Borrowers shall pay to the Administrative Agent a fee, for the benefit of the Lenders, on account of each L/C procured by the Administrative Agent, quarterly in arrears, and on the Termination Date and on the End Date, equal to the following:

(i)	For standby L/C’s: (a) For the first $8,500,000 of the Stated Amount of such standby L/Cs, the applicable Index Margin less One-Half of One Percent (0.50%) per annum, of the Stated Amount of such standby L/Cs, and (b) for the excess, if any, over $8,500,000, the applicable Index Margin, of the Stated Amount of such standby L/Cs, in each case payable on the Stated Amount of each outstanding standby L/C quarterly in arrears on the first day of each fiscal quarter.

(ii)	For documentary L/C’s: The applicable Index Margin less One-Half of One Percent (0.50%) per annum, payable on the weighted average of the Stated Amount of such documentary L/C outstanding at any time during the period since the then most recent payment of such fee, payable quarterly in arrears, on the first day of each fiscal quarter, and on the End Date.

(iii)	Notwithstanding Subsections (i) and (ii), above, following the occurrence of any Event of Default (and whether or not the Administrative Agent exercises the Administrative Agent’s rights on account thereof), the above fees, at the option of the Administrative Agent, shall be Two Percent (2.00%) per annum above the applicable rates above.

(b) In addition to the fee to be paid as provided in Section 2.19(a), above, the Borrowers shall pay to the Administrative Agent (or to the Issuer, if so requested by Administrative Agent), on demand, all issuance, processing, negotiation, amendment, and administrative fees and other amounts charged by the Issuer on account of, or in respect to, any L/C.

(c) If any change in any law, executive order or regulation, or any directive of any administrative or governmental authority (whether or not having the force of law), or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof, shall either:

(i)	impose, modify or deem applicable any reserve, special deposit or similar requirements against letters of credit heretofore or hereafter issued by any Issuer or with respect to which the Agent, the Lenders or any Issuer has an obligation to lend to fund drawings under any L/C; or

(ii)	impose on any Issuer any other condition or requirements relating to any such letters of credit;

and the result of any event referred to in Section 2.19(c)(i) or 2.19(c)(ii), above, shall be to increase the cost to the Agent, the Lenders or any Issuer issuing or maintaining any L/C (which increase in cost shall be the result of such Issuer’s reasonable allocation among that Issuer’s letter of credit customers of the aggregate of such cost increases resulting from such events), then, upon demand by the Administrative Agent and delivery by the Administrative Agent to the Lead Borrower of a certificate of an officer of the Administrative Agent or the subject Issuer describing such change in law, executive order, regulation, directive, or interpretation thereof, its effect on such Issuer, and the basis for determining such increased costs and their allocation, the Borrowers shall immediately pay to the Administrative Agent, from time to time as specified by the Administrative Agent, such amounts as shall be sufficient to compensate the Agent, the Lenders or the subject Issuer for such increased cost. Any Issuer’s determination of costs incurred under Section 2.19(c)(i) or 2.19(c)(ii), above, and the allocation, if any, of such costs among the Borrowers and other letter of credit customers of such Issuer, if done in good faith and made on an equitable basis and in accordance with such officer’s certificate, shall be conclusive and binding on the Borrowers.

2.20 CONCERNING L/C’S.

(a) None of the Issuer, the Issuer’s correspondents, or any advising, negotiating, or paying bank with respect to any L/C shall be responsible in any way for:

(i)	The performance by any beneficiary under any L/C of that beneficiary’s obligations to any Borrower.

(ii)	The form, sufficiency, correctness, genuineness, authority of any person signing, falsification, or the legal effect of, any documents called for under any L/C if such documents on their face appear to be in order.

(b) The Issuer may honor, as complying with the terms of any L/C and of any drawing thereunder, any drafts or other documents otherwise in order, but signed or issued by an administrator, executor, conservator, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, or other legal representative of the party authorized under such L/C to draw or issue such drafts or other documents.

(c) Unless the Lead Borrower on behalf of itself and the other Borrowers instructs any Issuer otherwise, in the particular instance, the Lead Borrower hereby authorizes any Issuer to:

(i)	Select an advising bank;

(ii)	Select a paying bank; and

(iii)	Select a negotiating bank.

(d) All directions, correspondence, and funds transfers relating to any L/C are at the risk of the Borrowers. The Issuer shall have discharged the Issuer’s obligations under any L/C or the drawing thereunder which includes payment instructions if the Issuer initiates the method of payment called for thereby (or initiates any other commercially reasonable and comparable method). None of the Agent, the Lenders or the Issuer shall have any responsibility for any inaccuracy, interruption, error, or delay in transmission or delivery by post, telegraph or cable, or for any inaccuracy of translation, excepting gross negligence or willful misconduct.

(e) The Agent’s, the Lenders’ and the Issuer’s rights, powers, privileges and immunities specified in or arising under this Agreement are in addition to any heretofore or at any time hereafter otherwise created or arising, whether by statute or rule of law or contract.

(f) Except to the extent otherwise expressly provided hereunder or agreed to in writing by the Issuer and the Lead Borrower, the L/C will be governed by either, at the election of the Issuer, the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce, Publication No. 500, and any subsequent revisions thereof, or the International Standby Practices – ISP 98, International Chamber of Commerce Publication, No 590, and subsequent revisions thereto.

The obligations of the Borrowers under this Agreement with respect to L/C’s are absolute, unconditional, and irrevocable and shall be performed strictly in accordance with the terms hereof under all circumstances, whatsoever including, without limitation, the following:

(i)	Any lack of validity or enforceability or restriction, restraint, or stay in the enforcement of this Agreement, any L/C, or any other agreement or instrument relating thereto;

(ii)	Any amendment or waiver of, or consent to the departure from, any L/C;

(iii)	The existence of any claim, set-off, defense, or other right which the Borrowers may have at any time against the beneficiary of any L/C; and

(iv)	Any good faith honoring of a drawing under any L/C, which drawing possibly could have been dishonored based upon a strict construction of the terms of the L/C.

2.21 CHANGED CIRCUMSTANCES.

(a) Subject to the provisions of this Agreement, the Borrowers shall have the option (A) as of any date, to convert all or any part of Base Margin Loans to, or request that new Revolving Credit Loans be made as, Index Loans of various Interest Periods, (B) as of the last day of any Interest Period, to continue all or any portion of the relevant Index Loans as Index Loans; (C) as of the last day of any Interest Period, to convert all or any portion of the Index Loans to Base Margin Loans; and (D) at any time, to request new Revolving Credit Loans as Base Margin Loans; provided, that Revolving Credit Loans may not be continued as or converted to Index Loans, if the continuation or conversion thereof would violate the provisions of Sections 2.21(b) or 2.21(c) of this Agreement or if an Event of Default has occurred and is continuing.

(b) The Administrative Agent’s determination of the Index Rate as provided above shall be conclusive. Furthermore, if the Administrative Agent or the Lenders determines, in good faith (which determination shall be conclusive), prior to the commencement of any Interest Period that (A) U.S. Dollar deposits of sufficient amount and maturity for funding the Revolving Credit Loans are not available to the Administrative Agent or the Lenders in the London Interbank Eurodollar market in the ordinary course of business, or (B) by reason of circumstances affecting the London Interbank Eurodollar market, adequate and fair means do not exist for ascertaining the rate of interest to be applicable to the Revolving Credit Loans requested by the Borrowers to be Index Loans or the Revolving Credit Loans bearing interest at the rates set forth in this Agreement shall not represent the effective pricing to the Administrative Agent for U.S.

Dollar deposits of a comparable amount for the relevant period (such as for example, but not limited to, official reserve requirements required by Regulation D to the extent not given effect in determining the rate), the Administrative Agent shall promptly notify the Lead Borrower and (1) all existing Index Loans shall convert to Base Margin Loans upon the end of the applicable Interest Period, and (2) no additional Index Loans shall be made until such circumstances are cured.

(c) If, after the date hereof, the introduction of, or any change in any applicable law, treaty, rule, regulation or guideline or in the interpretation or administration thereof by any governmental authority or any central bank or other fiscal, monetary or other authority having jurisdiction over the Agent, the Lenders or their respective lending offices (a “Regulatory Change”), shall, in the opinion of counsel to the Agent or the Lenders, make it unlawful for the Agent or the Lenders to make or maintain Index Loans, then the Administrative Agent shall promptly notify the Lead Borrower and (A) the Index Loans shall immediately convert to Base Margin Loans on the last Business Day of the then existing Interest Period or on such earlier date as required by law and (B) no additional Index Loans shall be made until such circumstance is cured.

(d) If, for any reason, an Index Loan is paid prior to the last Business Day of any Interest Period or if an Index Loan does not occur on a date specified by the Lead Borrower in its request (other than as a result of a default by the Agent or the Lenders), the Borrowers agree to indemnify the Agent and the Lenders against any loss (including any loss on redeployment of the deposits or other funds acquired by the Agent or the Lenders to fund or maintain such Index Rate Loan) cost or expense incurred by the Agent or the Lenders as a result of such prepayment or failure to occur.

(e) If any Regulatory Change (whether or not having the force of law) shall (A) impose, modify or deem applicable any assessment, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of or loans by, or any other acquisition of funds or disbursements by, the Agent or the Lenders; (B) subject the Agent, the Lenders or the Index Loans to any Tax or change the basis of taxation of payments to the Agent or the Lenders of principal or interest due from the Borrowers to the Agent or the Lenders hereunder (other than a change in the taxation of the overall net income of the Agent or the Lenders); or (C) impose on the Agent or the Lenders any other condition regarding the Index Loans or the Agent’s or Lenders’ funding thereof, and the Administrative Agent or Lenders shall determine (which determination shall be conclusive) that the result of the foregoing is to increase the cost to the Agent or the Lenders of making or maintaining the Index Loans or to reduce the amount of principal or interest received by the Agent or Lenders hereunder, then the Borrowers shall pay to the Agent or the Lenders, on demand, such additional amounts as the Administrative Agent or the Lenders shall, from time to time, determine are sufficient to compensate and indemnify the Agent or Lenders from such increased cost or reduced amount. Each Lender will use reasonable efforts to designate a different lending office for the Liabilities if such designation will avoid the need for, or reduce the amount of such compensation and will not, in the reasonable opinion of such Lender (including, without limitation, by reason of any economic, legal, or regulatory cost or disadvantage that such Lender may bear or suffer by reason of such designation).

(f) The Agent and Lenders shall receive payments of amounts of principal of and interest with respect to the Index Loans free and clear of, and without deduction for, any Taxes. If (A) the Agent or any Lender shall be subject to any Tax in respect of any Index Loans or any part thereof or, (B) the Borrowers shall be required to withhold or deduct any Tax from any such amount, the Index Rate applicable to such Index Loans shall be adjusted by the Administrative Agent or such Lender to reflect all additional costs incurred by the Agent or such Lender in connection with the payment by the Agent or such Lender or the withholding by the Borrowers of such Tax and the Borrowers shall provide the Agent or such Lender with a statement detailing the amount of any such Tax actually paid by the Borrowers. Determination by the Administrative Agent or such Lender of the amount of such costs shall be conclusive absent manifest error. If after any such adjustment any part of any Tax paid by the Agent or such Lender is subsequently recovered by the Agent or such Lender, the Agent or such Lender, as applicable, shall reimburse the Borrowers to the extent of the amount so recovered. A certificate of an officer of the Administrative Agent or such Lender setting forth the amount of such recovery and the basis therefor shall be conclusive absent manifest error.

2.22 LENDERS’ COMMITMENTS.

(a) Subject to Section 7.1 of the Agency Agreement (which provides for assignments and assumptions of commitments), each Lender’s “Percentage Commitment”, and “Dollar Commitment” is set forth on EXHIBIT 2.22(a).

(b) The obligations of each Lender are several and not joint. No Lender shall have any obligation to make any loan or advance under the Revolving Credit in excess of the lesser of the following:

(i)	that Lender’s Percentage Commitment of the subject loan or advance or of Availability; and

(ii)	that Lender’s unused Dollar Commitment.

(c) No Lender shall have any liability to the Borrowers on account of the failure of any other Lender to provide any loan or advance under the Revolving Credit nor any obligation to make up any shortfall which may be created by such failure.

(d) The Dollar Commitments, Percentage Commitments, and identities of the Lenders may be changed, from time to time by the reallocation or assignment of Dollar Commitments and Percentage Commitments amongst the Lenders or with other Persons who become “Lenders”, provided, however unless an Event of Default has occurred (in which event, no consent of the Lead Borrower is required) any assignment to a Person not then a Lender shall be subject to the prior written consent of the Lead Borrower (not to be unreasonably withheld), which consent will be deemed given unless the Lead Borrower provides the Administrative Agent with written objection, not more than Five (5) Business Days after the Administrative Agent shall have given the Lead Borrower written notice of a proposed assignment.

(e) Upon written notice given the Lead Borrower from time to time by the Administrative Agent, of any assignment or allocation referenced in Section 2.22(d):

(i)	The Lead Borrower and the other Borrowers, if required by the Administrative Agent, shall execute one or more Revolving Credit Notes (which notes shall replace any Revolving Credit Notes theretofore provided by the Borrowers) to reflect such changed Dollar Commitments, Percentage Commitments, and identities and shall deliver such Revolving Credit Notes to the Administrative Agent (which promptly thereafter shall cancel and deliver to the Lead Borrower the Revolving Credit Notes so replaced, if any). In the event that the Administrative Agent does not require the delivery of Revolving Credit Notes or that in the event that a Revolving Credit Note is to be exchanged following its acceleration or the entry of an order for relief under the Bankruptcy Code with respect to the Borrowers, the Administrative Agent, in lieu of causing the Lead Borrower to execute one or more new Revolving Credit Notes, may issue the Administrative Agent’s Certificate confirming the resulting Dollar Commitments and Percentage Commitments.

(ii)	Such change shall be effective from the effective date specified in such written notice and any Person added as a Lender shall have all rights and privileges of a Lender hereunder thereafter as if such Person had been a signatory to this Agreement and any other Loan Document to which a Lender is a signatory and any Person removed as a Lender shall be relieved of any obligations or responsibilities of a Lender hereunder thereafter.

2.23 DESIGNATION OF LEAD BORROWER AS BORROWERS’ AGENT.

(a) Each Borrower hereby irrevocably designates and appoints the Lead Borrower as that Borrower’s agent to obtain loans and advances under the Revolving Credit, the proceeds of which shall be available to each Borrower for those uses as those set forth in this Agreement. As the disclosed principal for its agent, each Borrower shall be obligated to the Agent and Lenders on account of loans and advances so made as if made directly by the Agent or Lenders to that Borrower, notwithstanding the manner by which such loans and advances are recorded on the books and records of the Lead Borrower and of any Borrower.

(b) Each Borrower recognizes that credit available to it under the Revolving Credit is in excess of and on better terms than it otherwise could obtain on and for its own account and that one of the reasons therefor is its joining in the credit facility contemplated herein with all other Borrowers. Consequently, each Borrower hereby assumes and agrees to discharge all Liabilities of each of the other Borrowers as if the Borrower which is so assuming and agreeing were each of the other Borrowers.

(c) The Lead Borrower shall act as a conduit for each Borrower (including itself, as a “Borrower”) on whose behalf the Lead Borrower has requested a Revolving Credit Loan.

(d) The proceeds of each loan and advance provided under the Revolving Credit which is requested by the Lead Borrower shall be deposited into the Operating Account or as otherwise indicated by the Lead Borrower. The Lead Borrower shall cause the transfer of the proceeds thereof to the Borrower(s) on whose behalf such loan and advance was obtained. The Agent and Lenders shall not have any obligation to assure the proper application of such proceeds.

ARTICLE III. — CONDITIONS PRECEDENT:

As a condition to the effectiveness of this Agreement, the establishment of the Revolving Credit, the procurement of the initial L/C issued hereunder, and the making of the first loan under the Revolving Credit, each of the documents respectively described in Sections 3.1 through and including 3.4 (each in form and substance satisfactory to the Agent) shall have been delivered to the Agent, and the conditions respectively described in Sections 3.5 through and including 3.10, shall have been satisfied as of the Closing Date:

3.1 CORPORATE DUE DILIGENCE.

(a) A Certificate of corporate good standing issued with respect to each Obligor by the Secretary of State of the State in which that Obligor was organized.

(b) Certificates of qualification to do business as a foreign corporation, issued by the Secretary(ies) of State of each State in which such Obligor’s conduct of business or ownership of assets of requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect.

(c) A Certificate of each Obligor’s respective Secretary as to the due adoption and continued effectiveness of, each corporate resolution adopted in connection with the establishment of the loan arrangement contemplated by the Loan Documents and attesting to the true signatures of each Person authorized as a signatory to any of the Loan Documents, such certificate to set forth the text of each such resolution in an attachment thereto.

3.2 OPINION.

An opinion of counsel to the Obligors in form and substance satisfactory to the Agent.

3.3 OFFICERS’ CERTIFICATES.

Certificates executed by the Chief Executive Officer, Chief Operating Officer, President or Chief Financial Officer of each Obligor stating that the representations and warranties made by such Obligor to the Agent in the Loan Documents are true and complete in all material respects as of the date of such certificate, and that no event has occurred which is or which, solely with the giving of notice or passage of time (or both), would be an Event of Default.

3.4 ADDITIONAL DOCUMENTS.

Such additional instruments and documents as the Agent or its counsel reasonably may require or request including, without limitation, the following:

(a) Loan Documents. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto shall be in full force and effect and shall be in form and substance satisfactory to Agent.

(b) Assignment. An assignment of Fleet Retail Group, LLC’s right, title and interest in and to the Second Agreement.

(c) Agency Agreement. An executed copy of the Agency Agreement dated as of the Closing Date, by and between the Administrative Agent, the Collateral Agent and the Lenders.

(d) Certificates of Insurance. (a) A certificate of insurance from an independent insurance broker dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, policy terms and otherwise describing the insurance obtained in accordance with this Agreement, and (b) copies of all policies evidencing such insurance.

(e) Blocked Account Agreements.

(i) Duly executed and delivered amendment to the Blocked Account Agreement by and between Collateral Agent, Lead Borrower and JPMorgan Chase Bank, N.A., successor-in-interest to Bank One, N.A., in form and substance satisfactory to Collateral Agent,

(ii) Duly executed and delivered notification to Wells Fargo Bank, N.A., with respect to the Blocked Account Agreement by and between Collateral Agent, Lead Borrower and Wells Fargo Bank, N.A., in form and substance satisfactory to Collateral Agent; and

(iii) Subject to Section 7.3(a)(ii) duly executed and delivered Blocked Account Agreement by and between Collateral Agent, Term Loan Agent, Lead Borrower and Wachovia Bank, N.A., in form and substance satisfactory to Collateral Agent.

(f) Credit Card Notifications. Delivery of notification, executed on behalf of the Borrowers, to each of the Borrowers’ credit card processors of notice (in form satisfactory to Collateral Agent), which notice provides that payment of all credit card charges submitted by the Borrowers to that processor and any other amount payable to the Borrowers by such processor shall be directed to the Operating Account or as otherwise designated from time to time by the Collateral Agent.

(g) Borrowing Base Certificate. Delivery of the initial Borrowing Base Certificate dated as of the Closing Date.

(h) Letter Agreement. Delivery of the Letter Agreement by and between the Obligors, Administrative Agent and Collateral Agent regarding the Leased Department Agreements, Marketing Partnership Agreements, Licensing Agreements and Internet Agreements, in form and substance satisfactory to the Administrative Agent.

(i) Pledge Agreements. (i) Delivery of the Amended and Restated Pledge Agreement from Mothers Work, Inc. to the Term Loan Collateral Agent and Collateral Agent, for stock in Cave Springs, Inc., and up to 66% of the stock in Mothers Work Canada, Inc., in form and substance satisfactory to the Term Loan Collateral Agent and the Collateral Agent; and (ii) Delivery of the Pledge Agreement from Mothers Work Canada, Inc. to the Collateral Agent, for up to 66% of the stock in stock in Maternity Factory Warehouse Centre, Inc., in form and substance satisfactory to the Collateral Agent.

(j) Collateral Agent’s Fee Letter. Side Letter dated as of the Closing Date by and between the Collateral Agent and the Borrowers.

(k) Trademark Security Agreement. Duly executed and delivered Amended and Restated Trademark Security Agreement dated as of the Closing Date, by and between Obligors, Term Loan Agent, and Collateral Agent.

(l) Landlord Waivers. Duly executed and delivered notifications to the landlords in connection with the Collateral Access Agreements for the Domestic Distribution Centers, in form and substance reasonably satisfactory to the Collateral Agent, together with any waiver and subordination agreements required under the Term Loan Agreement.

(m) Guaranties. Delivery of the Guaranty by Mothers Work Canada, Inc. in favor of the Collateral Agent and Administrative Agent for the benefit of the Lenders, in form and substance satisfactory to Collateral Agent.

(n) Lender’s Fee Letter. Side Letter dated as of the Closing Date by and between the Lender and the Borrowers.

(o) Assignment of Mortgage. Delivery of an Assignment of Original Mortgage for the Headquarters Facility from Fleet Retail Group, Inc. to Collateral Agent, in form and substance satisfactory to Collateral Agent.

(p) Customs Broker Agreement. Duly executed and delivered notifications to each of Barthco International, Jose David Gonzalez, Excel and Garden City Customs Services, regarding the Custom Broker Agreement by and between each such party, respectively, Lead Borrower, and the Collateral Agent, each in form and substance satisfactory to Collateral Agent.

(q) DDA Notifications. Delivery of notification, executed on behalf of a Borrower, to each depository institution in which any DDA is maintained (in form satisfactory to Collateral Agent).

(r) Date-down to Title Policy. A date-down endorsement to the existing loan policy of title insurance issued by Commonwealth Land Title Insurance Company with respect to the Mortgaged Property, subject to the exceptions set forth in the existing title policy for the Mortgaged Property and such other exceptions as may be acceptable to Collateral Agent and confirming that all real estate taxes are paid through the date of such date-down.

(s) Mortgage Amendment. The Collateral Agent, the term Lender, the Lead Borrower and PIDCFC shall have recorded an amendment to the Mortgage in form and substance satisfactory to the Collateral Agent (the “Mortgage Amendment”) to reflect the Term Loan Agreement as being secured by a fourth priority mortgage.

(t) Subordination Amendment. PIDA shall have amended its existing Subordination Agreement with Collateral Agent (as successor in interest to Fleet Capital Corporation) in order to confirm the effect of the Mortgage Amendment and its relative priority of the obligations described above and to determine the Second Mortgage Cap;

(u) Authorization/Incumbency. Borrower shall have provided copies or originals as appropriate of the resolutions of the board of directors of the Lead Borrower, PIDA, and PIDCFC and any other usual evidence of authority and incumbency for the Lead Borrower, PIDA, and PIDCFC to enter into all documents related to the Mortgage Amendment and the amendment to the Subordination Agreement; and

(v) Intercreditor Agreement. The Intercreditor Agreement with the Term Loan Agent and the Term Loan Collateral Agent with respect to the Term Loan Facility, together with the Term Loan Agreement and all documentation required for the Term Loan Facility, each in form and substance satisfactory to the Administrative Agent and the Collateral Agent.

3.5 REPRESENTATIONS AND WARRANTIES.

Each of the representations made by or on behalf of the Obligors in this Agreement or in any of the other Loan Documents or in any other report, statement, document, or paper provided by or on behalf of the Borrowers shall be true and complete as of the date as of which such representation or warranty was made, except to the extent it specifically relates solely to an earlier date.

3.6 MINIMUM DAY ONE EXCESS AVAILABILITY.

On the Closing Date, after giving effect to any initial funding under the Revolving Credit, all then held checks (if any), accounts payable which are beyond credit terms then accorded the Borrowers, overdrafts, any charges to the Loan Account made in connection with the establishment of the credit facility contemplated hereby; and L/C’s to be issued at, or immediately subsequent to, such establishment, Excess Availability shall not be less than $20,000,000.

3.7 ALL FEES AND EXPENSES PAID.

All fees due at or immediately after the first funding under the Revolving Credit and all costs and expenses incurred by the Agent and Lenders in connection with the establishment of the credit facility contemplated hereby (including the reasonable fees and expenses of counsel to the Agent and Lenders and including all fees under the Collateral Agent’s fee letter and the Revolving Credit Commitment Fee) shall have been paid in full.

3.8 NO BORROWER DEFAULT.

No Suspension Event or Event of Default has occurred which is continuing.

3.9 NO ADVERSE CHANGE.

No event shall have occurred or failed to occur, which occurrence or failure is or could have a materially adverse effect upon the Borrowers’ financial condition when compared with such financial condition or circumstances at June 30, 2004.

3.10 FINALIZATION OF TERM LOAN FACILITY

Documentation providing for the Term Loan Facility is finalized and acceptable to the Administrative Agent in all respects, and an intercreditor agreement respecting the Term Loan Facility is finalized and acceptable to the Administrative Agent in all respects.

3.11 VALIDITY OF LIENS.

All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Collateral Agent to protect and preserve such Collateral Interests shall have been duly effected. The Collateral Agent shall have received evidence thereof in form and substance satisfactory to the Collateral Agent.

3.12 DOCUMENTS.

No document shall be deemed delivered to the Agent until received and accepted by the Agent at its offices in Boston, Massachusetts or at such other office as any Agent may advise Obligors in writing. Under no circumstances shall this Agreement take effect until executed and accepted by the Agent at said office.

ARTICLE IV. - GENERAL REPRESENTATIONS, COVENANTS AND WARRANTIES:

To induce the Agent and Lenders to establish the credit facility contemplated herein and to make loans and advances and to provide financial accommodations under this Agreement (each of which loans shall be deemed to have been made in reliance thereupon) the Obligors, in addition to all other representations, warranties, and covenants made by the Obligors in any other Loan Document, represents, warrants, and covenants as follows:

4.1 PAYMENT AND PERFORMANCE OF LIABILITIES.

The Obligors shall pay each Liability when due (or when demanded, if payable on demand) and shall promptly, punctually, and faithfully perform each other Liability.

4.2 DUE ORGANIZATION. CORPORATE AUTHORIZATION. NO CONFLICTS.

(a) The exact name of each Obligor, as set forth in each Obligor’s organizational documents, is set forth in EXHIBIT 4.2 hereof. Each Obligor presently is and shall hereafter remain in good standing as the type of entity indicated on EXHIBIT 4.2 hereof and be duly organized under the laws of the state of its incorporation indicated in EXHIBIT 4.2 hereof and shall hereafter remain duly qualified and in good standing in every other State in which, by reason of the nature or location of that Obligor’s assets or operation of that Borrower’s business, such qualification may be necessary, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect. EXHIBIT 4.2 accurately describes the corporate structure of the Obligors and any Affiliates, including the identity of shareholders holding more than 25% of the issued and outstanding stock having the right to vote, limited and general partners, or members, as the case may be.

(b) Each Affiliate of the Obligors is listed on EXHIBIT 4.2. The Lead Borrower shall provide the Administrative Agent with prior written notice of any entity’s becoming or ceasing to be an Affiliate (provided, however, that with respect to any Affiliate that become or cease to become Affiliate solely due to issuances or exchanges of the publicly-traded stock of the Lead Borrower, the Lead Borrower shall provide the Administrative Agent with written notice thereof on or before the thirtieth (30th) day of the next month thereafter).

(c) No Obligor shall change its State of incorporation or its taxpayer identification number without twenty-one (21) days prior written notice to Administrative Agent and its counsel, provided that no such change shall occur unless no Suspension Event has occurred that is continuing.

(d) Each Obligor has all requisite corporate power and authority to execute and deliver all Loan Documents to which the Obligor is a party and has and will hereafter retain all requisite corporate power to perform all Liabilities.

(e) The execution and delivery by each Obligor or by the Lead Borrower of each Loan Document on behalf of each Obligor that is a party thereto, such Obligor’s consummation of the transactions contemplated by such Loan Documents (including, without limitation, the creation of Collateral Interests by such Obligor to secure the Liabilities), such Borrower’s performance under such Loan Document, the borrowings hereunder, and the use of the proceeds thereof:

(i)	Have been duly authorized by all necessary corporate action on the part of such Obligor;

(ii)	Do not, and will not, contravene in any material respect any provision of any Requirement of Law or material obligation of such Obligor; and

(iii)	Will not result in the creation or imposition of, or the obligation to create or impose, any Encumbrance upon any assets of such

Obligor pursuant to any Requirement of Law or obligation of such Obligor, except pursuant to the Loan Documents and the Term Loan Agreement.

(f) The Loan Documents have been duly executed and delivered by the Lead Borrower and the other Borrowers or by the Lead Borrower on behalf of itself and the other Borrowers and by the Guarantor, as the case may be and are the legal, valid and binding obligations of the Obligors, enforceable against the Obligors in accordance with their respective terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency, moratorium, or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

4.3 TRADE NAMES.

(a) EXHIBIT 4.3 is a listing of:

(i)	All names under which each Obligor has conducted its business within the past Five (5) years, and

(ii)	All entities and/or persons with whom each Obligor ever consolidated or merged within the past five (5) years, or from whom each Obligor ever acquired in a single transaction or in a series of related transactions substantially all of such entity’s or Person’s assets within the past five (5) years.

(b) The Lead Borrower will provide the Administrative Agent with not less than twenty-one (21) days prior written notice (with reasonable particularity) of any change to any Obligor’s name from that under which such Obligor is conducting its business at the execution of this Agreement and such Obligor will not effect such change unless no Suspension Event has occurred that is continuing.

4.4 INFRASTRUCTURE.

(a) The Obligor have and will maintain a sufficient infrastructure to conduct their business as presently conducted and as contemplated to be conducted as described in the Business Plan.

(b) Each Obligor owns and possesses, or has the right to use (and will hereafter own, possess, or have such right to use) all patents, industrial designs, trademarks, trade names, trade styles, brand names, service marks, logos, copyrights, trade secrets, know-how, confidential information, and other intellectual or proprietary property of any third Person necessary for the Obligors’ conduct of the Obligor’ business, except where such failure could not reasonably be expected to have a Material Adverse Effect.

(c) The conduct by the Obligors of the Obligors’ business does not presently infringe (nor will the Obligors conduct their business in the future so as to infringe) the patents, industrial designs, trademarks, trade names, trade styles, brand names, service marks, logos, copyrights, trade secrets, know-how, confidential information, or other intellectual or proprietary property of any third Person, except where the infringement could not reasonably be expected to have a Material Adverse Effect.

4.5 GUARANTOR.

The Guarantor will not conduct any business in the United States or hold any assets in the United States, other than (i) holding the leases for certain stores in Canada that sell the Borrowers’ inventory; and (ii) holding assets in the corporate headquarters portion of the Headquarters Facility.

4.6 LOCATIONS.

(a) The Collateral, and the books, records, and papers of the Obligors pertaining thereto, are kept and maintained solely at the Obligors’ chief executive offices and those locations which are listed on EXHIBIT 4.6(a), which includes, with respect to each such location, the name and address of the landlord on the Lease which covers such location (or an indication that the Obligors own the subject location) and of all service bureaus with which any such records are maintained. The Obligors shall supplement EXHIBIT 4.6(a) on a monthly basis after the date hereof to reflect any Permitted Store Openings/Closings, additional Domestic Distribution Centers (for which prior notice has been given pursuant to the definition thereof), or new chief executive offices.

(b) The Obligors shall not remove any of the Collateral from such chief executive office or those locations listed on EXHIBIT 4.6(a) except to:

(i)	accomplish the Costa Rican Transaction;

(ii)	accomplish sales of Inventory in the ordinary course of business;

(iii)	move Inventory from one such location to another such location;

(iv)	utilize such of the Collateral as is removed from such locations in the ordinary course of business (such as motor vehicles); or

(v)	move Inventory from one store to another store in connection with Permitted Store Openings/Closings.

(c) The Borrowers shall use their reasonable efforts to provide the Collateral Agent with Landlord Waivers or subordinations, in substantially the form annexed hereto as EXHIBIT 4.6(c) for each of the Borrowers’ locations in any of the Landlord States or the chief executive office (if it is not located in the Headquarters Facility) or any new Domestic Distribution Center. The Collateral Agent may establish an Availability Reserve for each such location as to which such a waiver is not so delivered, which Availability Reserve shall be reduced or eliminated upon delivery of a waiver for such location.

(d) The Borrowers will not:

(i)	Execute, alter, modify, or amend any Lease for the Headquarters Facility or the Domestic Distribution Facilities, unless such alteration, modification or amendment is for more economically favorable terms for the Borrowers.

(ii)	Commit to, or open or close any location at which the Borrowers maintains, offers for sales, or stores any of the Collateral, except that (A) the Borrowers may open or close, in their business judgment, locations within department or specialty stores or other locations in which a Borrower leases or licenses a portion of the space in such store; and (B) the Borrowers may: (I) open, during any Fiscal Year, new stores in an amount not to exceed Twenty Percent (20%) of the number of stores (other than locations within department or specialty stores or other locations in which a Borrower leases or licenses a portion of the space in such store) existing as of the first day of such Fiscal Year (including stores that have closed since such first day), and (II) close, during any Fiscal Year, stores in an amount not to exceed Twenty Percent (20%) of the number of stores (other than locations within department or specialty stores or other locations in which a Borrower leases or licenses a portion of the space in such store) existing as of the first day of such Fiscal Year (not including stores that have opened since such first day) (“Permitted Store Openings/Closings”).

(e) No tangible personal property of the Borrowers is in the care or custody of any third party or stored or entrusted with a bailee or other third party and none shall hereafter be placed under such care, custody, storage, or entrustment, except (i) as otherwise disclosed pursuant to, or permitted by, this Section 4.6, (ii) for Inventory located in department or specialty stores or other locations in which a Borrower leases or licenses a portion of the space in such store; (iii) for goods in control of a customs broker, which has entered into a Customs Brokers Agreement, (iv) for work-in-progress at contractors (whether or not in the United States), and (v) to the extent such goods do not constitute Eligible Inventory, Eligible In-Transit Inventory or Eligible L/C Inventory, any raw materials at contractors (whether or not in the United States), finished goods out for re-working, and goods in transit.

4.7 TITLE TO ASSETS.

(a) The Obligors are, and shall hereafter remain, the owners of the Collateral free and clear of all Encumbrances other than Encumbrances or exceptions to ownership listed on EXHIBIT 4.7(a) and other Permitted Encumbrances. The Obligors do not and shall not have possession of any property on consignment to the Obligors.

(b) The Obligors shall not acquire or obtain the right to use any Equipment in which Equipment any third party has an interest (notwithstanding that the acquisition or right to use of such Equipment is otherwise permitted by this Agreement), except for:

(i)	Equipment which is merely incidental to the conduct of the Obligors’ business.

(ii)	Equipment subject to (a) Capital Leases or purchase money security interests comprised in each case of Permitted Encumbrances; and (b) operating leases.

(c) The Obligors do not have any goods, documents of title or other Collateral in the custody, control, or possession of a third party, except as set forth in EXHIBIT 4.7(d) and except for goods located in the United States in transit to a location of the Borrowers permitted herein or in the ordinary course of business of the Obligors in the possession of the carrier transporting such goods. In the event that any goods, documents of the title or other Collateral are at any time after the date hereof in the custody, control or possession of any other person not referred to in EXHIBIT 4.7(d) or such carriers, Obligors shall promptly notify the Collateral Agent thereof in writing. Promptly upon Collateral Agent’s request, the Obligors shall deliver to the Agent a collateral access agreement, in form and substance acceptable to the Collateral Agent in its sole discretion, duly authorized, executed and delivered by such person and Borrowers.

(d) EXHIBIT 4.7(d) is a schedule of all customs brokers employed by the Obligors for the transport of goods in the ordinary course of the business of the Obligors. The Obligors shall not employ any other customs brokers unless (i) the Obligors have provided the Collateral Agent with thirty (30) days prior notice thereof and (ii) such customs broker has executed and delivered to the Collateral Agent a Customs Broker Agreement. The Collateral Agent shall not give notice to any of the Obligors’ customs brokers to follow the instructions of the Collateral Agent as provided in any Customs Brokers Agreement except upon or following the occurrence and during the continuance of an Event of Default and not in violation of the Intercreditor Agreement.

4.8 INDEBTEDNESS.

(a) The Obligors do not and shall not hereafter have any Indebtedness with the exceptions of:

(i)	Any Indebtedness under the Revolving Credit or the Term Loan Facility;

(ii)	The Indebtedness (if any) listed on EXHIBIT 4.8, annexed hereto;

(iii)	Indebtedness for Equipment or Real Estate secured by purchase money security interests or purchase money liens that are Permitted Encumbrances;

(iv)	Capital Leases that are Permitted Encumbrances for the acquisition of Equipment or Real Estate;

(v)	unsecured Indebtedness up to the aggregate amount of $75,000,000;

(vi)	Indebtedness of Guarantor to Borrowers up to the amount equal to Fifteen Million Dollars ($15,000,000) less the amount of any capital contributions or other investments by Borrowers to Guarantor or its Subsidiaries made after the date hereof, in the aggregate;

(vii)	Any unsecured Indebtedness related to the redemption of the Series A Preferred Stock, in the maximum aggregate amount of $800,000;

(viii)	Indebtedness to finance the construction of an addition or additions to the Headquarters Facility or additional buildings on the Headquarters Facility premises or to acquire fixtures for the Headquarters Facility to the extent secured by Permitted Encumbrances described in clause (j) of the definition thereof; and

(ix)	Any Indebtedness between any of the Borrowers.

provided, that, the amount of any Capital Leases and Indebtedness for Equipment is in compliance with the provision on Capital Expenditures set forth in EXHIBIT 5.12(a).

(b) The Obligors shall not permit more than 25% of that portion of the aggregate of their Indebtedness for the purchase of goods or services which is not the subject of a good faith dispute to remain unpaid more than 30 days beyond then current trade terms provided to the subject Borrower by the supplier of such goods and services.

(c) The Obligors shall not prepay Indebtedness except (i) the Liabilities; (ii) Indebtedness under the Term Loan Agreement as follows: (A) other than in connection with a Liquidation and not in contravention of the Intercreditor Agreement: (1) mandatory prepayments of Indebtedness under the Term Loan Agreement; and (2) so long as no Suspension Event or Event of Default has occurred and is continuing, voluntary prepayments of Indebtedness under the Term Loan Agreement but only to the extent that, upon and after giving effect thereto, pro forma Excess Availability would not be less than 22.5% of the Borrowing Base; or (B) in connection with a Liquidation, prepayments of Indebtedness under the Term Loan Agreement in accordance with the Intercreditor Agreement; (iii) not in contravention of any intercreditor or subordination agreement as may be in effect with respect to other Indebtedness, and so long as no Suspension Event or Event of Default has occurred and is continuing, prepayments of such other Indebtedness but only to the extent that, upon and after giving effect thereto, pro forma Excess Availability would not be less than 22.5% of the Borrowing Base; or (iv) prepayments associated with the redemption of the Series A Preferred Stock, in the maximum aggregate amount of $800,000.

(d) Except for prepayments permitted under Section 4.8(c), the Borrowers shall not make any payment of any part or all of any Subordinated Debt or take any other action or omit to take any other action in respect of any Subordinated Debt in contravention of the written terms of any instrument evidencing such Subordinated Debt, or enter into any agreement (written or oral) which could in any way be considered to amend, modify or terminate any instrument or agreement evidencing or relating to Subordinated Debt.

4.9 INSURANCE.

(a) EXHIBIT 4.9, is a schedule of all insurance policies owned by the Obligors or under which the Obligors are the named insured. Each of such policies is in full force and effect. The Obligors are not in material default or violation of any such policy and, to the Obligors’ knowledge, no issuer is in material default or violation of any such policy.

(b) The Obligors shall have and maintain at all times insurance covering such risks, in such amounts, containing such terms, in such form, and for such periods customary for entities in similar industries and in similar locations as Obligors, and written by such companies as may be reasonably satisfactory to the Agent.

(c) All insurance carried by the Obligors shall provide for a minimum of thirty (30) days’ written notice of cancellation to the Collateral Agent and all such insurance which covers the Collateral shall include an endorsement in favor of the Collateral Agent that is reasonably acceptable to the Collateral Agent.

(d) The coverage reflected on EXHIBIT 4.9 presently satisfies the foregoing requirements, it being recognized by the Obligors, however, that such requirements may change hereafter to reflect changing circumstances.

(e) The Obligors shall furnish the Agent from time to time with certificates or other evidence reasonably satisfactory to the Agent regarding compliance by the Borrowers with the foregoing requirements.

(f) In the event of the failure by the Obligors to maintain insurance as required herein, the Collateral Agent, at its option, may obtain such insurance, provided, however, the Collateral Agent’s obtaining of such insurance shall not constitute a cure or waiver of any Event of Default occasioned by the Obligors’ failure to have maintained such insurance.

(g) The Lead Borrower shall advise the Collateral Agent of each claim in excess of $1,000,000 (or, following the occurrence and during the continuance of an Event of Default, $100,000) made by any Obligor under any policy of insurance which covers the Collateral and will permit the Collateral Agent, at the Collateral Agent’s option in each instance, to the exclusion of the Obligors, to conduct the adjustment of each such claim in excess of such amounts (and, at the Collateral Agent’s option in each instance, of all claims following the occurrence of any Event of Default). Upon and following the occurrence and during the continuation of an Event of Default, the Obligors hereby appoint the Collateral Agent as the Obligors’ attorney in fact to obtain, adjust, settle, and cancel any insurance described in this section and to endorse in favor of the Collateral Agent any and all drafts and other instruments with respect to such insurance. The within appointment, being coupled with an interest, is irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Collateral Agent. The Agent shall not be liable on account of any exercise pursuant to said power except where there has been a final judicial determination (in a proceeding in which the Agent had an opportunity to be heard) that such exercise was conducted in a grossly negligent manner or in willful misconduct. The Administrative Agent may apply any proceeds of such insurance against the Liabilities, whether or not such have matured, in such order of application as the Administrative Agent may determine. The Administrative Agent’s and Collateral Agent’s rights under this Section 4.09(g) shall be subject to the Intercreditor Agreement.

4.10 LICENSES; MATERIAL CONTRACTS.

EXHIBIT 4.10 is a schedule of all presently effective material agreements and licenses, distributorships, franchises, and similar agreements, copies of which have previously been delivered (in final, executed form, subject to such exceptions as are satisfactory to the Administrative Agent) to the Administrative Agent. Each agreement, license, distributorship, franchise, and similar agreement issued to the Obligor, or to which the Obligor is a party is in full force and effect in each case except those the failure of which to be in full force and effect do not have a Material Adverse Effect. No party to any such license or agreement is in default or violation thereof in each case except those the default or violation of which do not have a Material Adverse Effect. The Obligors have not received any notice or threat of cancellation of any such license or agreement.

4.11 LEASES.

EXHIBIT 4.11 is a schedule of all presently effective Capital Leases and includes a list of all other presently effective Leases. Each of such Leases and Capital Leases is in full force and effect. No party to any such Lease or Capital Lease is in default or violation of any such Lease or Capital Lease and none of the Obligors have received any notice or threat of cancellation of any such Lease or Capital Lease which in any such case could reasonably be expected to have a Material Adverse Effect. After the occurrence and during the continuance of an Event of Default, the Obligors hereby authorize the Agent at any time and from time to time to contact any of the Obligors’ landlords in order to confirm the continued compliance by any Obligor with the terms and conditions of the Lease(s) between such Borrower and that landlord and to discuss such issues, concerning such Obligor’s occupancy under such Lease(s), as the Agent may reasonably determine.

4.12 REQUIREMENTS OF LAW.

The Obligors are in compliance with, and shall hereafter comply with and use their respective assets in compliance with, all Requirements of Law except where the failure of such compliance will not have a Material Adverse Effect. No Obligor has received any notice of any violation of any Requirement of Law (other than of a violation which has no Material Adverse Effect, or any such violations that have been cured or otherwise remedied).

4.13 LABOR RELATIONS.

(a) No Obligor has been and is presently a party to any collective bargaining or other labor contract.

(b) There is not presently pending and, to the Obligors’ knowledge, there is not threatened any of the following:

(i)	Any strike, slowdown, picketing, work stoppage, or employee grievance process;

(ii)	Any proceeding against or affecting any Obligor relating to the alleged violation of any Requirement of Law pertaining to labor relations or National Labor Relations Board, the Equal Employment Opportunity Commission, or any comparable governmental body, organizational activity, or other labor or employment dispute against or affecting any Obligor, which, if determined adversely to such Obligor could not have a Material Adverse Effect;

(iii)	Any lockout of any employees by any Obligor, (and no such action is contemplated by any Obligor); or

(iv)	Any application for the certification of a collective bargaining agent.

(c) No work stoppage or other labor dispute exists, and, to Obligors’ knowledge, no event has occurred or circumstance exists that could provide the basis for any work stoppage or other labor dispute.

(d) Each Obligor:

(i)	(A) Has complied in all material respects with all Requirements of Law relating to employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, and occupational safety and health, except such noncompliance which would not reasonably be expected to have a Material Adverse Effect; and (B) has complied in all material respects with all Requirements of Law relating to collective bargaining, the payment of social security and similar taxes, and plant closing.

(ii)	Is not liable for the payment of more than a de minimus amount of compensation, damages, taxes, fines, penalties, or other amounts, however designated, for such Obligor’s failure to comply with any Requirement of Law referenced in Section 4.12.

4.14 MAINTAIN PROPERTIES.

Each Obligor shall:

(a) Keep the Collateral in good order and repair (ordinary reasonable wear and tear and insured casualty excepted);

(b) Not suffer or cause the waste or destruction of any material part of the Collateral;

(c) Not use any of the Collateral in material violation of any policy of insurance thereon; and

(d) Not sell, lease, or otherwise dispose of any of the Collateral, other than the following:

(i)	The Costa Rican Transaction

(ii)	The sale of Inventory in compliance with this Agreement;

(iii)	The disposal of Equipment which is obsolete, worn out, or damaged beyond repair, which Equipment is replaced to the extent necessary to preserve or improve the operating efficiency of such Borrower;

(iv)	The turning over to the Agent of all Receipts as provided herein; and

(v)	The sale, lease, or disposition of Collateral in connection with the movement of Inventory from one store to another store in connection with Permitted Store Openings/Closings.

4.15 TAXES.

(a) Each Obligor has filed, or caused to be filed, in a timely manner all Federal, state and other material tax returns, reports and declarations which are required to be filed by it. All information in such tax returns, reports and declarations is complete and accurate in all material respects. Each Obligor has paid or caused to be paid all taxes due and payable or claimed due and payable in any assessment received by it, which, if unpaid, would result in a material Encumbrance on any of its properties or assets, except taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to such Borrower and with respect to which adequate reserves in conformity with GAAP have been set aside on its books. Adequate provision has been made for the payment of all accrued and unpaid Federal, state, county, local, foreign and other taxes whether or not yet due and payable and whether or not disputed.

(b) No agreement is extant which waives or extends any statute of limitations applicable to the right of the Internal Revenue Service or any state taxing authority to assert a deficiency or make any other claim for or in respect to any Federal or state taxes. No issue has been raised in any such examination which, by application of similar principles, reasonably could be expected to result in the assertion of a deficiency for any fiscal year open for examination, assessment, or claim by any Federal or state or local taxing authority.

(c) Except as disclosed on EXHIBIT 4.15, there are no examinations of or with respect to the Obligors presently being conducted by the Internal Revenue Service or any other taxing authority.

(d) The Obligors have, and hereafter shall: pay, as they become due and payable, all taxes and unemployment contributions and other charges of any kind or nature levied, assessed or claimed against any Obligor or the Collateral by any person or entity whose claim could result in an Encumbrance upon any asset of any Obligor or by any governmental authority (other than taxes and charges being contested in good faith and for which adequate reserves have been established); properly exercise any trust responsibilities imposed upon the Obligors by reason of withholding from employees’ pay or by reason of the Obligors’ receipt of sales tax or other funds for the account of any third party; timely make all contributions and other payments as may be required pursuant to any Employee Benefit Plan now or hereafter established by the Obligors; and timely file all tax and other returns and other reports with each governmental authority to whom the Obligors are obligated to so file, except in those cases where extensions have been granted or are permitted of which the Obligors have given the Administrative Agent written notice.

(e) At its option, the Agent may, but shall not be obligated to, pay any taxes, unemployment contributions, and any and all other charges levied or assessed upon the Obligors or the Collateral by any person or entity or governmental authority (provided that, if no Liabilities (other than Liabilities solely attributable to the L/C’s) are outstanding, then Agent may pay such amounts only if the Obligors have not paid them when due), and make any contributions or other payments on account of the Obligors’ Employee Benefit Plan as the Agent, in the Agent’s discretion, may deem necessary or desirable, to protect, maintain, preserve, collect, or realize upon any or all of the Collateral or the value thereof or any right or remedy pertaining thereto, provided, however, the Agent’s making of any such payment shall not constitute a cure or waiver of any Event of Default occasioned by the Obligors’ failure to have made such payment.

4.16 NO MARGIN STOCK OR SECURITIES.

The Obligors are not engaged in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulations U, T, and X of the Board of Governors of the Federal Reserve System of the United States). No part of the proceeds of any borrowing hereunder will be used at any time to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock.

4.17 ERISA.

Neither the Obligors nor any ERISA Affiliate ever has or hereafter shall:

(a) Violate or fail to be in material compliance with Employee Benefit Plan maintained by the Obligors;

(b) Except as set forth in EXHIBIT 4.17, fail timely to file all reports and filings required by ERISA to be filed by the Borrowers;

(c) Engage in any “prohibited transactions” or “reportable events” (respectively as described in ERISA);

(d) Engage in, or commit, any act such that a tax or penalty could be imposed upon the Obligors on account thereof pursuant to ERISA;

(e) Accumulate any material funding deficiency within the meaning of ERISA;

(f) Terminate any Employee Benefit Plan such that a lien could be asserted against any assets of the Obligors on account thereof pursuant to ERISA; or

(g) Be a member of, contribute to, or have any obligation under any Employee Benefit Plan which is a multiemployer plan within the meaning of Section 4001(a) of ERISA.

4.18 HAZARDOUS MATERIALS AND ENVIRONMENTAL COMPLIANCE.

(a) The Obligors have never:

(i)	Been legally responsible for any release or threat of release of any Hazardous Material; or

(ii)	Received notification of any release or threat of release of any Hazardous Material from any site or vessel occupied or operated by the Borrowers and/or of the incurrence of any expense or loss in connection with the assessment, containment, or removal of any release or threat of release of any Hazardous Material from any such site or vessel.

(b) The Obligors shall:

(i)	Dispose of any Hazardous Material only in compliance with all Environmental Laws; and

(ii)	Not store on any site or vessel occupied or operated by the Obligors and not transport or arrange for the transport of any Hazardous Material, except if such storage or transport is in the ordinary course of the Obligors’ business and is in compliance with all Environmental Laws.

(c) The Lead Borrower shall provide the Administrative Agent with written notice upon obtaining knowledge of any expense or loss incurred by any governmental authority or other Person in connection with the assessment, containment, or removal of any Hazardous Material, for which expense or loss the Borrowers may be liable.

(d) The Borrowers have taken all necessary steps to investigate the past and present condition and usage of the Headquarters Facility and the Domestic Distribution Facilities and the operations conducted thereon and, based upon such diligent investigation, has determined that:

(i)	none of the Borrowers, their Subsidiaries or any operator of the Headquarters Facility and the Domestic Distribution Facilities or any operations thereon is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act (“RCRA”), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986 (“SARA”), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state, local or foreign law, statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter “Environmental Laws”), which violation would have a material adverse effect on the environment or a Material Adverse Effect, provided that for operators or operation prior to the time that Borrowers owned or operated such real estate, said representation shall be limited to Borrower’s knowledge;

(ii)

neither the Borrowers nor any of their Subsidiaries has received notice from any third party including, without limitation, any Governmental Authority, (A) that any one of them has been identified by the United States Environmental Protection Agency (“EPA”) as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B; (B) that any hazardous waste, as defined by 42 U.S.C. §6903(5), any hazardous substances as defined by 42 U.S.C. §9601(14), any pollutant or contaminant as defined by 42 U.S.C. §9601(33) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws (“Hazardous Substances”) which any one of them has generated, transported or disposed of has been found at any site at which a Governmental Authority has conducted or has ordered that any Borrowers or any of their Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party’s incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances;

(iii)

except as set forth on EXHIBIT 4.18 attached hereto: (A) no portion of the Headquarters Facility and the Domestic Distribution Facilities has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Headquarters Facility and the Domestic Distribution Facilities; (B) in the course of any activities conducted by the Borrowers, their Subsidiaries or operators of its properties, no Hazardous Substances have been generated or are being used on the Headquarters Facility and the Domestic Distribution Facilities except in accordance with applicable Environmental Laws; (C) there have been no releases (i.e. any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Substances on, upon, into or from the properties of the Borrowers or their Subsidiaries, which releases would have a material adverse effect on the value of any of the Headquarters Facility and the Domestic Distribution Facilities or adjacent properties or the environment; (iv) to the best of the Borrowers’ knowledge, there have been no releases on, upon, from or into any real property in the vicinity of any of the Headquarters Facility and the Domestic Distribution Facilities which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Headquarters Facility and the Domestic Distribution Facilities ; and (v) in addition, any Hazardous Substances that have been generated on any of the Headquarters Facility and the Domestic Distribution Facilities have been transported offsite only by carriers having an identification number issued by the EPA (or the equivalent thereof in any foreign jurisdiction), treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of the Borrowers’ knowledge, operating in compliance with such permits and applicable Environmental Laws provided that for purposes of this clause (iii), representations relating to real property for a period prior to the operation or occupation by Borrowers shall be to Borrowers’ knowledge; and

(iv)	none of the Borrowers and their Subsidiaries, any Mortgaged Property or the Headquarters Facility and the Domestic Distribution Facilities is subject to any applicable Environmental Law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any Governmental Authority or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the recording of any Mortgage or to the effectiveness of any other transactions contemplated hereby.

4.19 LITIGATION.

Except as described in EXHIBIT 4.19 there is not presently pending or threatened by or against any Obligor any suit, action, proceeding, or investigation which, if determined adversely to such Obligor, would have a Material Adverse Effect.

4.20 DIVIDENDS; INVESTMENTS; CORPORATE ACTION.

(a) The Obligors shall not, except as set forth in EXHIBIT 4.20:

(i) Pay any cash dividend or make any other distribution in respect of any class of the Obligors’ capital stock (except as permitted in Section 4.20(b));

(ii) Redeem, retire, purchase, or acquire any Obligor’s capital stock or Securities, except as permitted under Section 4.20(b), and, in any event, unless such stock repurchases are approved by the Lead Borrower’s Board of Directors and be no be less favorable to the Borrowers than those which would have been charged and imposed in an arms length transaction;

(iii) Invest in or purchase any stock or securities or rights to purchase any such stock or securities, of any corporation or other entity (except (A) in Eligible Liquid Collateral, (B) investments (including, without limitation, capital contributions and loans) to Guarantor or its Subsidiaries, in an aggregate amount not to exceed Fifteen Million Dollars ($15,000,000) (without duplication of the advances permitted under Section 4.21(e) hereof) in the aggregate after the Closing Date; (C) as permitted in Section 4.20(c); (D) so long as there has not occurred a Suspension Event or an Event of Default, and no Suspension Event or Event of Default would result therefrom, contributions under one or more Approved Security-Free SERPS to the related Security-Free Rabbi Trusts in the amount of not more than $4,000,000 per annum, and not more than $10,000,000 in the aggregate, and subject to delivery of a certificate to the Administrative Agent demonstrating pro forma compliance with Section 5.12 hereof upon and following the making of such contributions); (E) investments of the assets held in any Security-Free Rabbi Trusts pursuant to Approved Security-Free SERPs; and (F) fixed income instruments or fixed income equity securities, in each case rated A- or better by a rating agency acceptable to Administrative Agent with intermediate to perpetual maturities that (i) are structured with frequent short-term auction periods of the type described in EXHIBIT 4.20 and that meet the qualifications with respect thereto as set forth therein; and (ii) are subject to the first-priority security interest in favor of the Term Loan Collateral Agent and a security interest in favor of the Collateral Agent second only in priority to the Term Loan Collateral Agent to the extent and in the degree set forth in the Intercreditor Agreement pursuant to Section 8.3(d)(ii);

(iv) Merge or consolidate or be merged or consolidated with or into any other corporation or other entity (except as permitted in Section 4.20(c));

(v) Consolidate any of the Obligors’ operations with those of any other corporation or other entity (other than with any other present or future Obligor) (except as part of a Permitted Acquisition or Permitted Creation);

(vi) Organize any Affiliate (except as permitted in Section 4.20(c)), or create any Affiliate, except pursuant to a Permitted Creation;

(vii) Subordinate any debts or obligations owed to the Obligors by any third party to any other debts owed by such third party to any other Person;

(viii) Acquire any assets other than in the ordinary course and conduct of the Obligors’ business as conducted at the execution of this Agreement (except as permitted in Section 4.20(c)); or

(ix) Make any Loans except as permitted in Section 4.21.

(b) Borrowers may make dividends, distributions and common stock buybacks provided that (A) no Suspension Event or Event of Default has occurred which is continuing at the time of such dividend, distribution, or buyback, and (B) upon and after giving effect thereto, pro forma Excess Availability is at least 22.5% of Borrowing Base. Lead Borrower may repurchase capital stock held by officers, directors, and employees in an amount not to exceed $5,000,000 in the aggregate per annum provided that upon and after giving effect thereto, pro forma Excess Availability is at least 15% of the Borrowing Base and such purchase is approved by the Lead Borrower’s Board of Directors and conducted on an arm’s length basis.

(c) So long as there is no Suspension Event that has occurred or would occur as a result thereof, and the pro forma Excess Availability is at least 22.5% of the Borrowing Base upon and after giving effect thereto, the Borrowers may make Permitted Acquisitions and Permitted Creations, provided, that, the aggregate amount of consideration for all Permitted Acquisitions and Permitted Creations (including all Indebtedness incurred, repaid or assumed in connection with all acquisitions occurring after the Closing Date and net of cash and cash equivalents acquired), cash paid, and capital stock issued or expended in respect of all such acquisitions after the Closing Date shall not exceed $75,000,000 (exclusive of any consideration delivered to another Borrower, whether such Borrower is now a Borrower or becomes a Borrower prior to delivery of such consideration (whether in the form of cash of capital stock)) in the aggregate following the Closing Date.

4.21 LOANS.

The Obligors shall not make any loans or advances to, nor acquire the Indebtedness of, any Person, provided, however, the foregoing does not prohibit any of the following:

(a) Advance payments made to the Obligors’ suppliers in the ordinary course; and

(b) Advances to the Obligors’ officers, employees, and salespersons with respect to reasonable expenses to be incurred by such officers, employees, and salespersons for the benefit of the Obligors, which expenses are properly substantiated by the person seeking such advance and properly reimbursable by the Obligors.

(c) Additional advances to the Obligors’ employees approved by the Chief Financial Officer, in an amount not more than $1,000,000 in the aggregate.

(d) Advances from a Borrower to another Borrower.

(e) Advances to Guarantors and their Subsidiaries, in an aggregate amount not to exceed Fifteen Million Dollars ($15,000,000) (without duplication of the investments permitted under Section 4.20(a)(iii)(B)).

4.22 PROTECTION OF ASSETS.

The Agent may in its discretion from time to time, discharge any tax or Encumbrance on any of the Collateral, or take any other action which the Agent may deem necessary or desirable to repair, insure, maintain, preserve, collect, or realize upon any of the Collateral. The Agent shall not have any obligation to undertake any of the foregoing and shall have no liability on account of any action so undertaken except where there is a specific finding in a judicial proceeding (in which the Agent has had an opportunity to be heard), from which finding no further appeal is available, that the Agent had acted in actual bad faith or in a grossly negligent manner. The Borrowers shall pay to the Administrative Agent, on demand, or the Administrative Agent, in its discretion, may add to the Loan Account, all amounts paid or incurred by the Agent pursuant to this Section 4.22. The obligation of the Borrowers to pay such amounts is a Liability.

4.23 LINE OF BUSINESS.

The Obligors shall not engage in any business other than the business in which it is currently engaged or a business reasonably related thereto, or such other lines of business as may be consented to by the Administrative Agent.

4.24 AFFILIATE TRANSACTIONS.

The Obligors shall not make any payment, nor give any value to any Affiliate except for goods and services actually purchased by the Obligors from, or sold by the Borrowers to, such Affiliate for a price and on terms which shall be no be less favorable to the Borrowers than those which would have been charged and imposed in an arms length transaction, other than the investments permitted under clauses (B), (C), (D), and (E) of Section 4.20(a)(iii) and dividends, distributions and common stock buybacks and repurchases permitted by Section 4.20(b).

4.25 FURTHER ASSURANCES.

(a) Other than property and assets in Canada and as otherwise provided in this Agreement, the Obligors are not the owner of, nor have they any interest in, any property or asset in which a Collateral Interest is required to be granted hereunder which, immediately upon the satisfaction of the conditions precedent to the effectiveness of the credit facility contemplated hereby (Article III) will not be subject to perfected Collateral Interests in favor of the Collateral Agent (subject only to Permitted Encumbrances) to secure the Liabilities.

(b) The Obligors will not hereafter acquire any asset or any interest in property in which a Collateral Interest is required to be granted hereunder which is not, immediately upon such acquisition, subject to such a perfected Collateral Interest in favor of the Collateral Agent (subject only to Permitted Encumbrances) to secure the Liabilities.

(c) The Obligors shall execute and deliver to the Agent such instruments, documents, and papers, and shall do all such things from time to time hereafter as the Agent may reasonably request to carry into effect the provisions and intent of this Agreement; to protect and perfect the Agent’s Collateral Interests in the Collateral; and to comply with all applicable statutes and laws; and facilitate the collection of the Receivables Collateral. The Obligors shall execute all such instruments as may be reasonably required by the Agent with respect to the recordation and/or perfection of the Collateral Interests created or contemplated herein.

(d) The Obligors hereby designate the Agent as and for the Obligors’ true and lawful attorney, with full power of substitution, to sign and file any financing statements in order to perfect or protect the Agent’s Collateral Interests in the Collateral.

(e) A carbon, photographic, or other reproduction of this Agreement or of any financing statement or other instrument executed pursuant to this Section 4.25 shall be sufficient for filing to perfect the security interests granted herein.

4.26 ADEQUACY OF DISCLOSURE.

(a) All financial statements furnished to the Agent or the Lenders by the Obligors have been prepared in accordance with GAAP consistently applied and present fairly the Consolidated condition of the Obligors at the date(s) thereof and the Consolidated results of operations and cash flows of the Obligors for the period(s) covered subject, in the case of interim financials, to normal year end adjustments. There has been no change in the financial condition, results of operations, or cash flows of the Obligors since the date(s) of such financial statements, other than changes in the ordinary course of business, which changes have not been materially adverse, either singularly or in the aggregate.

(b) The Obligors do not have any contingent obligations or obligation under any Lease or Capital Lease which is not noted in the Obligors’ most recent Consolidated financial statements furnished to the Agent or the Lenders prior to the execution of this Agreement which would have a Material Adverse Effect.

(c) No document, instrument, agreement, or paper now or hereafter given the Agent or the Lenders by or on behalf of the Obligors or any guarantor of the Liabilities in connection with the execution of this Agreement by the Agent or Lenders contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements therein not misleading. There is no fact known to the Borrowers which has, or which, in the foreseeable future could have, a Material Adverse Effect which has not been disclosed in writing to the Agent or Lenders.

4.27 NO RESTRICTIONS ON LIABILITIES.

No Obligor shall enter into or become subject to, directly or indirectly, any agreement (other than the Indenture Agreement, as in effect as of the date hereof and without giving effect to any subsequent amendment, modification, replacement, or substitution thereof) prohibiting or restricting (other than with respect to Permitted Encumbrances), in any manner (including, without limitation, by way of covenant, representation, or event of default) any of the following:

(a) The granting of Collateral Interests in favor of the Agent on any asset of any Obligor; or

(b) The incurrence of any of the Liabilities.

4.28 OTHER COVENANTS.

No Obligor shall indirectly do or cause to be done any act which, if done directly by such Obligor or Obligors, would breach any covenant contained in this Agreement.

ARTICLE V. - FINANCIAL REPORTING AND PERFORMANCE COVENANTS:

5.1 MAINTAIN RECORDS.

The Obligors shall:

(a) At all times, keep proper books of account, in which full, true, and accurate entries shall be made of all of the Obligors’ transactions, all in accordance with GAAP applied consistently with prior periods to fairly reflect the financial condition of the Obligors at the close of, and its results of operations for, the periods in question.

(b) Timely provide the Agent with those financial reports, statements, and schedules required by this Article V or otherwise, each of which reports, statements and schedules shall be prepared, to the extent applicable, in accordance with GAAP applied consistently with prior periods to fairly reflect the financial condition of the Obligors at the close of, and its results of operations for, the period(s) covered therein.

(c) At all times, keep accurate current records of the Collateral including, without limitation, accurate current stock, cost, and sales records of its Inventory, accurately and sufficiently itemizing and describing the kinds, types, and quantities of Inventory and the cost and selling prices thereof.

(d) At all times, retain independent certified public accountants who are reasonably satisfactory to the Administrative Agent and instruct such accountants to fully cooperate with, and be available to, the Administrative Agent to discuss the Obligors’ financial performance, financial condition, operating results, controls, and such other matters, within the scope of the retention of such accountants, as may be raised by the Administrative Agent.

(e) Not change their respective fiscal years, tax identification numbers, or state of incorporation, except as set forth herein.

5.2 ACCESS TO RECORDS.

(a) The Obligors shall accord the Agent and the Agent’s representatives access from time to time as the Agent and such representatives may require to all properties owned by or over which any Obligor has control. The Agent and such representatives shall have the right, and the Obligors will permit the Agent and the Agent’s representatives from time to time (upon prior notice and during normal business hours, if prior to the occurrence and continuance of a Suspension Event) as Agent and such representatives may request, to examine, inspect, copy, and make extracts from any and all of the Obligors’ books, records, electronically stored data, papers, and files. The Obligors shall make all of the Obligors’ copying facilities available to the Agent and the Agent’s representatives.

(b) The Obligors hereby authorize the Agent and the Agent’s representatives to:

(i)	Subject to Section 14.26, inspect, copy, duplicate, review, cause to be reduced to hard copy, run off, draw off, and otherwise use any and all computer or electronically stored information or data which relates to the Obligors, whether maintained by Obligors or by any service bureau, contractor, accountant, or other person, and directs any such service bureau, contractor, accountant, or other person who maintains such information for the Obligor fully to cooperate with the Agent and the Agent’s representatives with respect thereto.

(ii)	Verify at any time the Collateral or any portion thereof, including upon and following the occurrence and during the continuance of any Suspension Event: verification with Account Debtors, and/or with the Borrowers’ computer billing companies, collection agencies, and accountants and to sign the name of the Obligors on any notice to the Obligors’ Account Debtors or verification of the Collateral.

(iii)	Deliver to the Term Loan Administrative Agent, the Term Loan Collateral Agent, and the Term Lenders under the Term Loan Facility any and all information regarding the Obligors, including without limitation, copies of materials relating to appraisals, commercial finance audits, and items delivered or obtained hereunder or in connection with the Loan Documents.

5.3 IMMEDIATE NOTICE TO AGENT.

(a) The Lead Borrower shall provide the Administrative Agent and Collateral Agent with written notice promptly upon the occurrence of any of the following events, which written notice shall be with reasonable particularity as to the facts and circumstances in respect of which such notice is being given:

(i)	Any change in the Authorized Officers.

(ii)	The completion of any physical count of all or a material portion of the Obligor’s Inventory (together with a copy of the results thereof certified by the Lead Borrower).

(iii)	Any cessation by the Obligors of their making payment to its creditors generally as the Obligors’ debts become due.

(iv)	Any failure by the Obligors to pay rent at any forty or more of the Borrowers’ locations, which failure continues for more than Ten (10) days following the last day on which such rent was payable.

(v)	Any material adverse change in the business, operations, or financial affairs of the Obligors.

(vi)	The existence of any Suspension Event or Event of Default.

(vii)	Any decision on the part of any Obligor to discharge the Obligors’ present independent accountants or any withdrawal or resignation by such independent accountants from their acting in such capacity.

(viii)	Any litigation which, if determined adversely to the Obligors, could be reasonably expected to have a Material Adverse Effect.

(ix)	Any violation of any Environmental Law that the Obligors or any of their Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any Governmental Authority and upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, of any Governmental Authority.

(b) The Lead Borrower shall:

(i)	Provide the Administrative Agent, when so distributed, with copies of any materials distributed to the shareholders of any Obligor (qua such shareholders).

(ii)	At the reasonable request of the Administrative Agent, from time to time, provide the Agent with copies of all advertising (including copies of all print advertising and duplicate tapes of all video and radio advertising).

(iii)	Provide the Administrative Agent, when received by the Obligors, with a copy of any management letter or similar communications from any accountant of the Obligors.

5.4 BORROWING BASE CERTIFICATE.

The Lead Borrower shall provide the Collateral Agent by 11:30 a.m., on the tenth Business Day of each month, with a “Borrowing Base Certificate” (in the form of EXHIBIT 5.4 as such form may be revised from time to time by the Collateral Agent), reflecting the Obligor’s condition on the last Business Day of the reporting period immediately prior to the date when furnished, provided that, for any week that Excess Availability is less than 15% of the Borrowing Base, the Lead Borrower shall provide the Agent by 11:30 a.m., weekly, on the Second (2nd) Business Day of the following week, with such Borrowing Base Certificate reflecting the Borrower’s condition on the last Business Day of the prior week. Such Certificate shall be signed by an Authorized Officer and may be sent to the Agent by facsimile or email (with electronic signature) transmission. Such weekly Borrowing Base Certificates shall be required until Excess Availability has next exceeded 20% of the Borrowing Base for 20 consecutive Business Days, at which point monthly Borrowing Base Certificates shall again be required in accordance with this Section. Each Borrowing Base Certificate shall contain a certification that no Obligor has entered into any agreements,of the type described in clause (a)(ii) of the definition of “Borrowing Base A”, or amendments or modifications to agreements of such type, other than (i) agreements that have been delivered to the Administrative Agent prior to the delivery of such Borrowing Base Certificate; or (ii) agreements that are delivered to the Administrative Agent concurrently with such Borrowing Base Certificate.

5.5 WEEKLY REPORTS.

In the event that a Borrowing Base Certificate is required weekly, then, in addition, on a weekly basis, on Tuesday of each week (as of the then immediately preceding Saturday) the Lead Borrower shall provide the Collateral Agent with a flash inventory and accounts receivable collateral report (each in such form as may be specified from time to time by the Collateral Agent). Such report may be sent to the Collateral Agent by facsimile transmission, provided that the original thereof is forwarded to the Collateral Agent on the date of such transmission.

5.6 MONTHLY REPORTS.

(a) Monthly, the Lead Borrower shall provide the Collateral Agent with original counterparts of the following (each in such form as the Collateral Agent from time to time may specify):

(i)	Within Fifteen (15) days of the end of the previous month:

(A)	A “Stock Ledger Report”.

(B)	A “General Ledger Inventory Report”.

(C)	Reconciliation between stock ledger and general ledger as of the end of the subject month.

(D)	A leased department inventory report (for locations within department or specialty stores or other locations in which a Borrower leases or licenses a portion of the space in such store).

(E)	L/C inventory and in-transit inventory report (if in the Borrowing Base).

(F)	A “General Ledger Accounts Receivable Report”.

(G)	A “General Ledger Other Accounts Receivable Report”.

(H)	An aging of the Borrowers’ Accounts.

(I)	An aging of the Borrowers’ accounts payable.

(J)	Third party statements as to Eligible Liquid Collateral and Liquid Collateral Investments.

(K)	A Gross Margin reconciliation.

(L)	A store activity report.

(ii)	Within Thirty (30) days of the end of the previous month:

(A)	The Officer’s Compliance Certificate described in Section 5.9.

(B)	An internally prepared financial statement of the Borrowers’ financial condition and the results of its operations for, the period ending with the end of the subject month, which financial statement shall include, at a minimum, a consolidated balance sheet, income statement, cash flow and comparison to the Business Plan, which statement shall be certified by the Lead Borrower’s chief financial officer or chief operating officer as fairly presenting the financial position of the Borrowers in accordance with GAAP (subject to year-end audit adjustments).

(C)	In addition, if Accounts in an aggregate face amount in excess of $500,000 become newly ineligible because they fall within one of the specified categories of ineligibility set forth in the definition of Eligible Accounts or otherwise established by Administrative Agent, Borrowers shall notify the Administrative Agent of such occurrence no later than the sixth Business Day following such occurrence and the Borrowing Base shall thereupon be adjusted to reflect such occurrence.

(D)	After Excess Availability falls below 25% of the Borrowing Base and until Excess Availability has next exceeded 25% of the Borrowing Base for 40 consecutive Business Days, the Borrower shall deliver a report as to the Fixed Charge Coverage Ratio as of the then most recent month ended, for the 12 month period ending with such month.

(b) For purposes of Section 5.6(a)(i), above, the first “previous month” in respect of which the items required by that Section shall be provided shall be September 2004, and for purposes of Section 5.6(a)(ii), above, the first “previous month” in respect of which the items required by that Section shall be provided shall be August 2004.

(c) Until otherwise requested by the Administrative Agent, the items required by Sections 5.6(a)(i), and 5.6(a)(ii)(C) may be delivered in electronic format.

5.7 QUARTERLY REPORTS.

Quarterly, within Forty Five (45) days following the end of each of the Borrower’s first three fiscal quarters, the Borrowers shall provide the Agent with an original counterpart of a management prepared financial statement of the Borrowers for the period from the beginning of the Borrowers’ then current fiscal year through the end of the subject quarter, with comparative information for the same period of the previous fiscal year, which statement shall include, at a minimum, a consolidated balance sheet, income statement (if requested, on a company specific and on a “consolidating” basis), and cash flows and comparisons for the corresponding quarter of the then immediately previous year, as well as to the Business Plan.

5.8 ANNUAL REPORTS.

(a) Annually, within 90 days following the end of the Borrowers’ fiscal year, the Lead Borrower shall furnish the Agent with the following:

(i)	Borrowers’ Consolidated annual financial statement, which statement shall have been prepared by, and bear the unqualified opinion of, the Borrowers’ independent certified public accountants (i.e. said statement shall be “certified” by such accountants) and shall include, at a minimum (with comparative information for the then prior fiscal year) a balance sheet, income statement, statement of changes in shareholders’ equity, and cash flows; and

(ii)	The Officer’s Compliance Certificate described in Section 5.9.

(b) Each annual statement shall be accompanied by such accountant’s certificate indicating that, in conducting the audit for such annual statement, nothing came to the attention of such accountants to believe that any Suspension Event relating to the financial performance covenants imposed pursuant to Section 5.12 had occurred during the subject fiscal year (or if one or more had occurred, the facts and circumstances thereof).

5.9 OFFICERS’ CERTIFICATES.

(a) The Lead Borrower shall cause its Authorized Officer to certify, in the form attached hereto as EXHIBIT 5.9 (the “Officer’s Compliance Certificate”) in connection with those monthly and annual statements to be furnished pursuant to this Agreement that:

(i)	Such statement was prepared in accordance with GAAP consistently applied and presents fairly and in all material respects the financial condition of the Borrowers at the close of, and the results of the Borrowers’ operations and cash flows for, the period(s) covered, subject, however to the following:

(A)	usual year end adjustments (this exception shall not be included in the Certificate which accompanies such annual statement).

(B)	Material Accounting Changes (in which event, such certificate shall include a schedule (in reasonable detail) of the effect of each such Material Accounting Change) not previously specifically taken into account in the determination of the financial performance covenant imposed pursuant to Section 5.12.

(ii)	No Suspension Event or Event of Default has occurred which is continuing, or if such event has occurred, its nature (in reasonable detail) and the steps (if any) being taken or contemplated by the Borrowers to be taken on account thereof.

(iii)	The Borrowers were in compliance (or had failed to comply) as of the date of the applicable statement with each of the financial performance covenants included in Section 5.12 hereof; such certification to be accompanied by calculations demonstrating such compliance or failure to comply.

5.10 INVENTORIES, APPRAISALS, AND AUDITS.

(a) The Collateral Agent may, at the expense of the Borrowers, participate in and/or observe each inventory and any cycle count of the Collateral which is undertaken on behalf of the Borrowers (provided that any expenses of Collateral Agent for which Collateral Agent seeks reimbursement shall be reasonable expenses). No Borrower may, without the prior written consent of the Collateral Agent, change the methodology to be followed in connection with the conduct of and reporting on the results of such inventory from the methodology employed by the Borrowers as of the date of this Agreement.

(b) The Borrowers, at their expense, shall cause each store location, warehouse, and distribution center to have not less than One (1) physical inventory or cycle count in each Twelve (12) month period to be undertaken consistent with current practice, while this Agreement is in effect (the scheduling of which shall be subject to the Collateral Agent’s reasonable discretion), and in reasonable cocoperation with the Term Collateral Agent conducted by such inventory takers as are reasonably satisfactory to the Collateral Agent and following such methodology as may be reasonably satisfactory to the Agent.

(i)	The Lead Borrower shall provide the Collateral Agent with a copy of the preliminary results of each such inventory (as well as of any other physical inventory undertaken by the Borrowers) within Ten (10) days after its completion.

(ii)	The Lead Borrower shall provide the Collateral Agent with a reconciliation of the results of each such inventory (as well as of any other physical inventory undertaken by the Borrowers) to the Borrowers’ books and records within Thirty (30) days following the completion of such inventory.

(iii)	The Collateral Agent, in its discretion and in reasonable cooperation with the Term Loan Collateral Agent, following the occurrence of and during the continuance of a Suspension Event, may cause such additional inventories to be taken as the Collateral Agent determines (each, at the expense of the Borrowers).

(c) If at any time during any 12-month period Excess Availability falls below 60% of the Borrowing Base for at least 15 consecutive Business Days, the Collateral Agent contemplates obtaining up to One (1) appraisal (at the expense of the Borrowers) of the Borrowers’ Inventory at any time during such 12-month period, and if at any time during any 12-month period Excess Availability falls below 30% of the Borrowing Base for at least 5 consecutive Business Days, the Collateral Agent contemplates obtaining up to One (1) additional appraisal (at the expense of the Borrowers) of the Borrowers’ Inventory at any time during such 12-month period , but in its discretion, may obtain additional appraisals of the Borrowers’ Inventory and Real Estate in the event it deems it reasonably necessary in its discretion (such additional appraisals, if not conducted after and during the continuance of an Event of Default, shall be at Collateral Agent’s expense). In addition, the Collateral Agent may obtain in reasonable cooperation with the Term Loan Collateral Agent, an appraisal of the Headquarters Facility (at the expense of the Borrower) at any time after the Borrower incurs additional Indebtedness after the date hereof secured by the Headquarters Facility in excess of $1,000,000.

(d) If at any time during any 12-month period Excess Availability falls below 60% of the Borrowing Base for at least 15 consecutive Business Days, the Collateral Agent contemplates conducting One (1) commercial finance audit (at the expense of the Borrowers) of the Borrowers’ books and records, and if at any time during any 12-month period Excess Availability falls below 30% of the Borrowing Base for at least 5 consecutive Business Days, the Collateral Agent contemplates obtaining up to One (1) additional commercial finance audit (at the expense of the Borrowers), but in its discretion, may obtain more in the event it deems it reasonably necessary in its discretion (such additional commercial finance audits, if not conducted after and during the continuance of an Event of Default, shall be at Collateral Agent’s expense).

5.11 ADDITIONAL FINANCIAL INFORMATION.

(a) In addition to all other information required to be provided pursuant to this Article V, the Lead Borrower promptly shall provide the Agent (and any guarantor of the Liabilities), such other and additional information concerning the Obligors, the Collateral, the operation of the Obligors’ business, and the Obligors’ financial condition, including financial reports and statements (including supporting schedules), as the Agent may from time to time reasonably request from the Lead Borrower.

(b) The Lead Borrower may provide the Agent, from time to time hereafter, with updated forecasts of the Obligors’ anticipated performance and operating results.

(c) The Lead Borrower shall, no later than Thirty (30) days prior to the end of each of the Borrowers’ fiscal years, furnish the Administrative Agent with a draft updated and extended forecast (which forecast shall be proposed by the Lead Borrower to become the Business Plan as provided in clause (5.11(d) below) which shall go out at least through the end of the then next fiscal year and shall include a Consolidated income statement, balance sheet, and statement of cash flow, by month, as well as components of the Borrowing Base and shall include assumptions as are reasonably satisfactory to the Agent, each prepared in conformity with GAAP and consistent with the Borrowers’ then current practices, and the Lead Borrower shall, no later than Sixty (60) days after the end of each of the Borrowers’ fiscal years, furnish the Agent with a final updated and extended forecast which shall go out at least through the end of the then next fiscal year and shall include a Consolidated income statement, balance sheet, and statement of cash flow, by month, as well as components of the Borrowing Base and shall include assumptions as are reasonably satisfactory to the Agent, each prepared in conformity with GAAP and consistent with the Borrowers’ then current practices,.

(d) The Administrative Agent, following the receipt of any of such forecast, may, but shall not be under any obligation to, accept in writing such forecast (in which event, such forecast shall become the Business Plan).

(e) Intentionally omitted.

(f) Promptly after the sending or filing thereof, as the case may be, the Obligors shall deliver to the Administrative Agent copies of any proxy statements, financial statements or reports which Obligors have sent to shareholders qua shareholders and copies of any regular, periodic and special reports or registration statements which Obligors file with the Securities and Exchange Commission of any governmental authority which may be substituted therefore, or any national securities exchange.

(g) The Obligors recognize that all appraisals, inventories, analysis, financial information, and other materials which the Agent may obtain, develop, or receive with respect to the Obligors is confidential to the Agent and that, except as otherwise provided herein, the Obligors are not entitled to receipt of any of such appraisals, inventories, analysis, financial information, and other materials, nor copies or extracts thereof or therefrom.

5.12 FINANCIAL PERFORMANCE COVENANTS.

The Borrowers shall observe and comply with those financial performance covenants set forth on EXHIBIT 5.12(a) certain of which covenants are based on the Business Plan set forth on EXHIBIT 5.12(b). Compliance with such financial performance covenants shall be made as if no Material Accounting Changes had been made (other than any Material Accounting Changes specifically taken into account in the setting of such covenants). The Administrative Agent may determine the Borrowers’ compliance with such covenants based upon financial reports and statements provided by the Lead Borrower to the Administrative Agent (whether or not such financial reports and statements are required to be furnished pursuant to this Agreement) as well as by reference to interim financial information provided to, or developed by, the Administrative Agent.

ARTICLE VI. - USE AND COLLECTION OF COLLATERAL:

6.1 USE OF INVENTORY COLLATERAL.

(a) The Borrowers shall not engage in any sale of the Inventory other than for fair consideration in the conduct of the Borrowers’ business in the ordinary course and shall not engage in sales or other dispositions to creditors, sales or other dispositions in bulk, or any use of any of the Inventory in breach of any provision of this Agreement.

(b) No sale of Inventory shall be on consignment, approval, or under any other circumstances such that, with the exception of the Borrowers’ customary return policy applicable to the return of Inventory purchased by the Borrowers’ retail customers in the ordinary course, such Inventory may be returned to the Borrowers without the consent of the Agent.

6.2 INVENTORY QUALITY.

All Inventory now owned or hereafter acquired by the Borrowers is and will be of good and merchantable quality and free from defects (other than defects within customary trade tolerances or for purchases of “irregular” Inventory in accordance with current practices).

6.3 ADJUSTMENTS AND ALLOWANCES.

The Borrowers may grant such allowances or other adjustments to the Borrowers’ Account Debtors (exclusive of extending the time for payment of any Account or Account Receivable, which shall not be done except in the ordinary course of the Borrowers’ business) as the Borrowers may reasonably deem to accord with sound business practice, provided, however, upon the occurrence and during the continuance of an Event of Default, the authority granted the Borrowers pursuant to this Section 6.3 may be limited or terminated by the Collateral Agent at any time in the Collateral Agent’s discretion.

6.4 VALIDITY OF ACCOUNTS.

(a) The amount of each Account shown on the books, records, and invoices of the Borrowers represented as owing by each Account Debtor is and will be the correct amount actually owing by such Account Debtor and shall have been fully earned by performance by the Borrowers.

(b) Upon and following the occurrence and during the continuance of any Suspension Event, the Collateral Agent from time to time may verify in reasonable cooperation with the Term Loan Collateral Agent the Receivables Collateral directly with the Borrowers’ Account Debtors, such verification to be undertaken in keeping with commercially reasonable commercial lending standards.

(c) The Borrowers have no knowledge of any impairment of the validity or collectibility of any material portion of the Accounts (and no knowledge of any impairment of the validity or collectibility of any of the Eligible Accounts or Eligible Credit Card Receivables) and the Lead Borrower shall notify the Collateral Agent of any such fact immediately after any Borrower becomes aware of any such impairment.

(d) Except with respect to performance bonds in respect of construction contracts, up to an aggregate maximum of $2,500,000, for which the sole collateral is the Borrower’s cash, the Borrowers shall not post any bond to secure any Borrowers’ performance under any agreement to which any Borrower is a party nor cause any surety, guarantor, or other third party obligee to become liable to perform any obligation of any Borrower (other than to the Agent or the Term Loan Agent) in the event of such Borrower’s failure so to perform.

6.5 NOTIFICATION TO ACCOUNT DEBTORS.

The Collateral Agent shall have the right (upon and following the occurrence and during the continuance of any Suspension Event) to notify any of the Borrowers’ Account Debtors to make payment directly to the Collateral Agent and to collect all amounts due on account of the Collateral.

ARTICLE VII. - CASH MANAGEMENT; PAYMENT OF LIABILITIES:

7.1 DEPOSITORY ACCOUNTS.

(a) Annexed hereto as EXHIBIT 7.1 is a Schedule of all present DDA’s, which includes, with respect to each depository (i) the name and address of that depository; (ii) the account number(s) of the account(s) maintained with such depository; and (iii) a contact person at such depository.

(b) The Lead Borrower shall deliver the following to the Collateral Agent, as a condition to the effectiveness of this Agreement:

(i)	With respect to DDA’s that are not Blocked Accounts, the Operating Account, or Exempt DDA’s, notification, executed on behalf of the Obligors, to each depository institution with which any DDA is maintained, in form satisfactory to the Collateral Agent of the Collateral Agent’s interest in such DDA.

(ii)	With respect to DDA’s that are Blocked Accounts or the Operating Account, a Blocked Account Agreement with any depository institution at which such accounts are maintained.

(c) The Obligors will not establish any DDA hereafter (other than an Exempt DDA) unless, contemporaneous with such establishment, the Lead Borrower delivers the following to the Collateral Agent:

(i)	With respect to DDA’s that are not Blocked Accounts, the Operating Account, or Exempt DDA’s, notification to the depository at which such DDA is established if the same would have been required pursuant to Section 7.1(b)(i) if the subject DDA were open at the execution of this Agreement; and

(ii)	With respect to DDA’s that are Blocked Accounts or the Operating Account, a Blocked Account Agreement executed on behalf of the depository at which such DDA is established if the same would have been required pursuant to Section 7.1(b)(ii) if the DDA were open at the execution of this Agreement.

7.2 CREDIT CARD RECEIPTS.

(a) Annexed hereto as EXHIBIT 7.2, is a Schedule which describes all arrangements to which the Obligors are a party with respect to the payment to the Obligors of the proceeds of credit card charges for sales by the Obligors.

(b) The Obligors shall deliver to the Collateral Agent, as a condition to the effectiveness of this Agreement, notification, executed on behalf of the Obligors, to each of the Obligors’ credit card clearinghouses and processors of notice (in form satisfactory to the Collateral Agent), which notice provides that payment of all credit card charges submitted by the Obligors to that clearinghouse or other processor and any other amount payable to the Obligors by such clearinghouse or other processor shall be directed to the Operating Account, or if a Sweep Period is effect, as otherwise designated from time to time by the Collateral Agent. The Obligors shall not change such direction or designation except upon and with the prior written consent of the Collateral Agent.

7.3 THE CONCENTRATION, BLOCKED, AND OPERATING ACCOUNTS.

(a) The following checking accounts have been or will be established (and are so referred to herein):

(i)	The “Concentration Account”: Established by the Administrative Agent with Fleet National Bank.

(ii)	The “Blocked Account(s)”: Established by each of the Obligors with (A) JPMorgan Chase Bank, N.A., Wells Fargo Bank, N.A., and Bank of America, and upon and following the date that is 60 days after the date hereof, Wachovia Bank, N.A. (provided that the accounts at Wachovia Bank, N.A. shall not become Blocked Accounts if, after the Borrower has used best efforts to cause Wachovia Bank, N.A. to enter into a Blocked Account Agreement acceptable to the Collateral Agent and the Term Loan Collateral Agent, Wachovia Bank, N.A. has not entered into such an agreement) or (B) any other banks satisfactory to the Administrative Agent, into which deposits from other DDA’s must be directed and from which the Obligors shall not make disbursements other than to the Operating Account or the Concentration Account.

(iii)	The “Operating Account”: Established by each of the Obligors with Fleet National Bank, from which only disbursements may be made and into which advances under the Revolving Credit may be deposited or deposits from the Blocked Account(s) may be made.

(b) The contents of each DDA and of the Blocked Account constitutes Collateral and Proceeds of Collateral. The contents of the Concentration Account constitutes the Administrative Agent’s property.

(c) The Obligors shall not establish any Blocked Account hereafter except upon not less than thirty (30) days written notice to the Collateral Agent and the delivery to the Collateral Agent of a Blocked Account Agreement with respect thereto.

(d) The Obligors shall pay all fees and charges of, and maintain such impressed balances as may be required by the depository in which any account is opened as required hereby (even if such account is opened by and/or is the property of the Agent).

(e) Notwithstanding anything to the contrary contained in this Section 7.3 or elsewhere in this Agreement, each Blocked Account Agreement shall provide (except as the Collateral Agent may otherwise agree in writing) that, until Collateral Agent has notified the financial institution maintaining such Blocked Account in writing to forward by daily sweep all amounts in the applicable Blocked Account to the Concentration Account, all amounts in the applicable Blocked Account shall be forwarded pursuant to the instructions of the applicable Obligor given to the depository institution maintaining such Blocked Account from time to time. Collateral Agent shall be entitled, at its election, to give the aforementioned notification to such financial institution, or to request that the Obligors deliver such a notification to such financial institution under Section 7.3(f), at any time after either (i) the occurrence and during the continuance of an Event of Default, or (ii) except as specified in Section 7.3(g)(1), Excess Availability (A) has been less than 15% of the Borrowing Base for 5 consecutive Business Days; or (B) Excess Availability has been less than 12.5% of the Borrowing Base at any time (the period during which the Collateral Agent may give such a notice, a “Sweep Period”); provided, however, that, subject to the following sentence, each Sweep Period will be suspended at the election of Lead Borrower within Five (5) Business Days of: (y) Agent’s and Lenders’ written waiver of any relevant Event of Default; or (z) Borrowers’ Excess Availability exceeding 30% of the Borrowing Base for Sixty (60) consecutive days (a “Sweep Suspension”). A Sweep Suspension will be permitted to occur only Two (2) times during the effectiveness of this Agreement, such that in the event that Excess Availability is (A) less than 15% of the Borrowing Base for 5 consecutive business days; or (B) less than 12.5% of the Borrowing Base at any time, or an Event of Default occurs after a second Sweep Suspension has occurred, no Sweep Suspension will be effective and the Sweep Period shall continue in effect.

(f) Except as set forth in Section 7.3(g)(1), the Obligors agree that, at any time or from time to time during a Sweep Period that the Collateral Agent requests that the Obligors deliver to such a financial institution an instruction to forward by daily sweep all amounts in the applicable Blocked Account to the Concentration Account, the Obligors shall immediately upon such a request deliver such an instruction to such financial institution and deliver a written copy thereof to the Collateral Agent.

(g) Notwithstanding anything to the contrary in Sections 7.3(e) or 7.3(f), with respect to the Lead Borrower’s Blocked Accounts numbered 1417650388 and 1000008202 at the Bank of America, N.A., the Collateral Agent agrees that:

(1) if a Sweep Period is triggered solely by an event under clause (ii) of Section 7.3(e) above, then the Collateral Agent shall, prior to sending the instruction described in Section 7.3(e) to Bank of America, N.A., request that the Obligors deliver such an instruction, and the Collateral Agent shall, in such a circumstance, itself send such an instruction to Bank of America, N.A. only if the Obligors have failed to demonstrate to Collateral Agent, prior to 5:00 p.m. (Boston time) on the Business Day following the date of such request, that the Obligors have delivered the requested instruction; and

(2) if the Collateral Agent itself has delivered an instruction to Bank of America, N.A. to forward by daily sweep all amounts in the applicable Blocked Account to the Concentration Account, the Collateral Agent agrees that if and when either or both of the two (2) permitted Sweep Suspensions becomes effective, it shall thereafter, at the request of the Lead Borrower, and until the commencement of a subsequent Sweep Period, either: (a) instruct the Bank of America to cause amounts at such Blocked Accounts to be redirected to the Operating Account, instead of the Concentration Account; (b) subject to Bank of America, N.A.’s agreement to do so, enter into a new Blocked Account Agreement with the Bank of America, N.A. substantially in the form of the Blocked Account Agreement dated as of or about even date herewith, with such changes thereto as may be reasonably requested by the parties, with respect to the such Blocked Accounts or new Blocked Accounts at Bank of America, N.A.; or (c) take such other steps to redirect amounts at such Blocked Accounts to the Operating Account or as the Lead Borrower and the Collateral Agent may otherwise agree in writing in their sole discretion.

7.4 PROCEEDS AND COLLECTION OF ACCOUNTS.

(a) All Receipts constitute Collateral and proceeds of Collateral and shall be held in trust by the Obligors for the Collateral Agent, shall not be commingled with any of the Obligors’ other funds, and shall be deposited and/or transferred only to a Blocked Account, the Operating Account, or the Concentration Account, or another DDA permitted hereunder (and, in such case, only if the funds in such DDA are deposited and/or transferred to a Blocked Account, Operating Account, or Concentration Account).

(b) The Obligors shall cause the ACH or wire transfer to a Blocked Account or the Operating Account, as designated by Collateral Agent (or, during any Sweep Period, shall permit the Agent to cause such daily ACH or wire transfers to a Blocked Account or the Operating Account), no less frequently than weekly (and, during any Sweep Period, no less frequently than daily) (and whether or not there is then an outstanding balance in the Loan Account) of the following:

(i)

The contents of each DDA (other than any Exempt DDA, the Blocked Accounts, or the Operating Account). Each such transfer to be net of any minimum balance, not to exceed $2,500 multiplied by the number of stores from which receipts are deposited into such DDA, as may be required to be maintained in the subject DDA by the bank at which such DDA is maintained.

(ii)	The proceeds of all credit card charges not otherwise provided for pursuant hereto.

Telephone advice (confirmed by written notice) shall be provided to the Collateral Agent on each Business Day on which any such transfer is made.

(c) During any Sweep Period, whether or not any Liabilities are then outstanding, the Borrowers shall cause the daily ACH or wire transfer to the Concentration Account, or as otherwise designated by Collateral Agent (or shall permit the Collateral Agent to cause such daily ACH or wire transfers to the Concentration Account or as otherwise designated by Collateral Agent), of then entire ledger balance of each Blocked Account or the Operating Account, net of such minimum balance, not to exceed $2,500, as may be required to be maintained in the Blocked Account or the Operating Account by the depository which the Blocked Account or the Operating Account is maintained.

(d) In the event that, notwithstanding the provisions of this Section 7.4, the Obligors receive or otherwise have dominion and control of any Receipts, or any proceeds or collections of any Collateral, such Receipts, proceeds, and collections shall be held in trust by the Obligors for the Collateral Agent and shall not be commingled with any of the Obligors’ other funds or deposited in any account of the Borrowers other than as set forth herein or as instructed by the Collateral Agent.

(e) Notwithstanding the provision of this Article VII, the proceeds of any Term Priority Collateral shall be delivered to the Term Loan Collateral Agent to the extent required by the Intercreditor Agreement.

7.5 PAYMENT OF LIABILITIES.

(a) On each Business Day, the Administrative Agent shall apply the then collected balance, if any, of the Concentration Account (net of fees charged, and of such minimum balances as may be required by the bank at which the Concentration Account is maintained) first, towards the unpaid balance of SwingLine Loans, second, towards the unpaid balance of the Loan Account and third towards all other Liabilities.

(b) The following rules shall apply to deposits and payments under and pursuant to this Agreement:

(i)	Funds shall be deemed to have been deposited to the Concentration Account on the Business Day on which deposited, provided that notice of such deposit is available to the Administrative Agent by 2:00 p.m. on that Business Day.

(ii)	Funds paid to the Agent, other than by deposit to the Concentration Account, shall be deemed to have been received on the Business

Day when they are good and collected funds, provided that notice of such payment is available to the Agent by 2:00 p.m. on that Business Day.

(iii)	If notice of a deposit to the Concentration Account (Section 7.5(b)(i)) or payment (Section 7.5(b)(ii)) is not available to the Agent until after 2:00 p.m. on a Business Day, such deposit or payment shall be deemed to have been made at 9:00 a.m. on the then next Business Day.

(iv)	All deposits to the Concentration Account and other payments to the Agent are subject to clearance and collection.

(c) The Administrative Agent shall transfer to the Operating Account any surplus in the Concentration Account remaining after the application towards the Liabilities referred to in Section 7.5(a), above (less those amount which are to be netted out, as provided therein) provided, however, in the event that a Suspension Event or Event of Default exists and/or one or more L/C’s are then outstanding, then the Agent may establish a funded reserve of up to 110% of the aggregate Stated Amounts of such L/C’s. Such funded reserve shall either be (i) returned to the Borrowers provided that, no Suspension Event or Event of Default exists or (ii) applied towards the Liabilities following Acceleration.

7.6 THE OPERATING ACCOUNT AND DISBURSEMENT ACCOUNT.

Except as otherwise specifically provided in, or permitted by, this Agreement, all checks shall be drawn by the Borrowers upon, and other disbursements shall be made by the Borrowers solely from, the Operating Account or Exempt DDAs.

ARTICLE VIII. - GRANT OF SECURITY INTEREST:

8.1 GRANT OF SECURITY INTEREST.

To secure the Obligors’ prompt, punctual, and faithful performance and payment of all and each of the Liabilities, each Obligor hereby grants to the Collateral Agent, for the benefit of the Agents and the Lenders, a continuing security interest in and to, and assigns to the Collateral Agent certain assets as set forth below of the Obligors, and each item thereof, whether now owned or now due, or in which that Obligor has an interest, or hereafter acquired, arising, or to become due, or in which that Obligor obtains an interest, and all products, Proceeds, substitutions, and accessions of or to any of the following (all of which, together with any other property in which the Agent may in the future be granted a security interest, is referred to herein as the “Collateral”):

(a) All Accounts.

(b) All Inventory.

(c) All General Intangibles.

(d) All Goods.

(e) All Chattel Paper.

(f) All Leasehold Interests.

(g) The Headquarters Facility, together with all Fixtures in connection therewith or located thereon.

(h) All Letter-of-Credit Rights.

(i) All Payment Intangibles.

(j) All Supporting Obligations.

(k) All books, records, and information relating to the Collateral and/or to the operation of the Obligors’ business, and all rights of access to such books, records, and information, and all property in which such books, records, and information are stored, recorded, and maintained.

(l) All Investment Property, Instruments, Documents, Documents of Title, Deposit Accounts, policies and certificates of insurance, deposits, impressed accounts, compensating balances, money, cash, or other property.

(m) All commercial tort claims.

(n) All insurance proceeds, refunds, and premium rebates, including, without limitation, proceeds of fire and credit insurance, whether any of such proceeds, refunds, and premium rebates arise out of any of the foregoing ( 8.1(a) through 8.1(n)) or otherwise.

(o) All supporting obligations and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Accounts and other Collateral, including (i) rights and remedies relating to guaranties, contracts of suretyship, letter of credit and credit and other insurance related to the Collateral, (ii) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lien or secured party, (iii) goods described in invoices, documents, contracts or instruments with respect thereto, or otherwise representing or evidencing, Accounts or other Collateral, including returned, repossessed and reclaimed goods, and (iv) deposits by and property of Account Debtors or other persons securing the obligations of Account Debtors.

(p) All proceeds of the foregoing.

For the avoidance of doubt, the term “Collateral” shall never include contributions to any Security-Free Rabbi Trusts pursuant to the related Approved Security-Free SERPs where such contributions occurred at a time when there was no Suspension Event or Event of Default that had occurred and was continuing as of such date. If a Suspension Event or Event of Default occurs, then the assets held in a Security-Free Rabbi Trust shall constitute “Collateral” to the extent such assets were contributed during the continuance of a Suspension Event or Event of Default; provided that contributions made to any Security-Free Rabbi Trusts pursuant to the related Approved Security-Free SERPs prior to, or after the waiver of or cure of, a Suspension Event or Event of Default, shall not constitute “Collateral”.

8.2 EXTENT AND DURATION OF SECURITY INTEREST.

The security interest created and granted herein is in addition to, and supplemental of, any security interest previously granted by the Obligors to the Agent and shall continue in full force and effect applicable to all Liabilities until all Liabilities have been paid and/or satisfied in full, the Commitment of the Lenders to make loans and other financial accommodations has been terminated, and the security interest granted herein is specifically terminated in writing by a duly authorized officer of the Collateral Agent.

8.3 PERFECTION OF SECURITY INTERESTS.

(a) Each of the Obligors agrees to take all action that the Collateral Agent may request as a matter of nonbankruptcy law to perfect and protect the Collateral Agent’s Collateral Interest in the Collateral and for such Collateral Interest to obtain the priority therefore contemplated hereby, including, without limitation, executing and delivering such documents and instruments, financing statements, obtaining such notices and assents of third parties, obtaining governmental approvals and providing such other instruments and documents in recordable form as the Collateral Agent may request. Obligors irrevocably and unconditionally authorize the Collateral Agent to file at any time and from time to time such financing statements with respect to the Collateral naming the Collateral Agent or its designee as the secured party and Obligors as debtors, as Collateral Agent may require, together with any amendment and continuations with respect thereto, that (a) indicate the Collateral (i) as “all assets of such Obligor” or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State of New York or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of any jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Obligor is an organization, the type of organization and any organization identification number issued to such Obligor and, (ii) in the case of a financing statement filed as a fixture filing, if any, a sufficient description of real property to which the Collateral relates. Such Obligor agrees to furnish any such information to the Collateral Agent promptly upon the Agent’s request. Obligors hereby authorize Collateral Agent to adopt on behalf of Obligors any symbol required for authenticating any electronic filing. In no event shall Obligors at any time file, or permit or cause to be filed, any correction statement or termination statement with respect to any financing statement (or amendment or continuation with respect thereto) naming Collateral Agent or its designee as secured party and Obligors as debtors.

(b) No Obligor has any Chattel Paper (whether tangible or electronic) or instruments as of the date hereof. In the event that any Obligor shall be entitled to or shall receive any Chattel Paper or instrument after the date hereof, such Obligor or the Lead Obligor shall promptly notify Collateral Agent thereof in writing. Promptly upon the receipt thereof by or on behalf of such Obligor (including by any agent or representative), such Obligor or the Lead Borrower shall deliver, or cause to be delivered to Collateral Agent, all tangible Chattel Paper and instruments that such Obligor or may at any time acquire, accompanied by such instruments of transfer or assignment duly executed in blank as Collateral Agent may from time to time specify, in each case except as Collateral Agent may otherwise agree. At Collateral Agent’s option, such Obligor or the Lead Borrower shall, or Collateral Agent may at any time on behalf of such Obligor, cause the original of any such instrument or Chattel Paper to be conspicuously marked in a form and manner acceptable to Collateral Agent with the following legend referring to Chattel Paper or instruments as applicable: “This [chattel paper][instrument] is subject to the security interest of [name of Collateral Agent] and any sale, transfer, assignment or encumbrance of this [chattel paper][instrument] violates the rights of such secured party.”

(c) In the event that any Obligor shall at any time hold or acquire an interest in any electronic Chattel Paper or any “transferable record” (as such term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction), such Obligor or the Lead Borrower shall promptly notify Collateral Agent thereof in writing. Promptly upon Collateral Agent’s request, such Obligor or the Lead Borrower shall take, or cause to be taken, such actions as Collateral Agent may reasonably request to give Collateral Agent control of such electronic Chattel Paper under Section 9-105 of the UCC and control of such transferable record under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as in effect in such jurisdiction.

(d) Except as set forth on Exhibit 8.3(d), no Obligor owns or holds, directly or indirectly, beneficially or as record owner or both, any Investment Property, as of the date hereof, or has any investment account, securities account, commodity account or other similar account with any bank or other financial institution or other securities intermediary or commodity intermediary as of the date hereof.

(i)

In the event that any Obligor shall be entitled to or shall at any time after the date hereof hold or acquire any certificated securities, such Obligor or the Lead Borrower shall promptly endorse, assign and deliver the same to Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as Collateral Agent may from time to time specify. If any securities, now or hereafter acquired by any Obligor are uncertificated and are issued to any Obligor or its nominee directly by the issuer thereof, such Obligor shall immediately notify Collateral Agent thereof and shall as Collateral Agent may specify, either (A) cause the issuer to agree to comply with instructions from Collateral Agent as to such securities, without further consent of such Obligor or such nominee, or (B) arrange for Collateral Agent to become the registered owner of the securities.

(ii)	No Obligor shall, directly or indirectly, after the date hereof open, establish or maintain any investment account, securities account, commodity account or any other similar account (other than a deposit account) with any securities intermediary or commodity intermediary unless each of the following conditions is satisfied: (A) Collateral Agent shall have received not less than Five (5) Business Days prior written notice of the intention of a Obligor to open or establish such account which notice shall specify in reasonable detail and specificity acceptable to Collateral Agent the name of the account, the owner of the account, the name and address of the securities intermediary or commodity intermediary at which such account is to be opened or established, the individual at such intermediary with whom such Obligor is dealing and the purpose of the account, (B) the securities intermediary or commodity intermediary (as the case may be) where such account is opened or maintained shall be acceptable to Collateral Agent, and (C) on or before the opening of such investment account, securities account or other similar account with a securities intermediary or commodity intermediary, such Obligor or the Lead Borrower shall as Collateral Agent may specify either (1) execute and deliver, and cause to be executed and delivered to Collateral Agent, an investment property control agreement (in form and substance acceptable to the Collateral Agent in its reasonable discretion) with respect thereto duly authorized, executed and delivered by such Obligor or the Lead Borrower and such securities intermediary or commodity intermediary or (2) arrange for Collateral Agent to become the entitlement holder with respect to such investment property on terms and conditions acceptable to Collateral Agent.

(e) No Obligor is the beneficiary or otherwise entitled to any Letter of Credit Rights as of the date hereof. In the event that any Obligor shall be entitled to or shall receive any Letter of Credit Rights, such Obligor or the Lead Borrower shall promptly notify Collateral Agent thereof in writing. Such Obligor or the Lead Borrower shall immediately, as Collateral Agent may specify, either (i) deliver, or cause to be delivered to Collateral Agent, with respect to any such letter of credit, banker’s acceptance or similar instrument, the written agreement of the issuer and any other nominated person obligated to make any payment in respect thereof (including any confirming or negotiating bank), in form and substance satisfactory to Collateral Agent, consenting to the assignment of the proceeds of the letter of credit to Collateral Agent by such Obligor and agreeing to make all payments thereon directly to Collateral Agent or as Collateral Agent may otherwise direct or (ii) cause Collateral Agent to become, at such Obligor’s expense, the transferee beneficiary of the letter of credit, banker’s acceptance or similar instrument (as the case may be).

(f) No Obligor has any commercial tort claims as of the date hereof. In the event that any Obligor shall at any time after the date hereof have any commercial tort claims, such Obligor or the Lead Borrower shall promptly notify Collateral Agent thereof in writing, which notice shall (i) set forth in reasonable detail the basis for and nature of such commercial tort claim and (ii) include the express grant by such Obligor to Collateral Agent of a security interest in such commercial tort claim (and the proceeds thereof). In the event that such notice does not include such grant of a security interest, the sending thereof by such Obligor to Collateral Agent shall be deemed to constitute such grant to Collateral Agent. Upon the sending of such notice, any commercial tort claim described therein shall constitute part of the Collateral and shall be deemed included therein. Without limiting the authorization of Agent otherwise provided herein or otherwise arising by the execution by Obligors of this Agreement, Agent is hereby irrevocably authorized from time to time and at any time to file such financing statements naming Agent or its designee as secured party and Obligors as debtors, or any amendments to any financing statements, covering any such commercial tort claim as Collateral. In addition, Obligors shall promptly upon Agent’s request, execute and deliver, or cause to be executed and delivered, to Agent such other agreements, documents and instruments as Agent may require in connection with such commercial tort claim.

(g) The Obligors hereby covenant and agree that each Leasehold Interest shall at all times be free and clear of all liens, claims and encumbrances of any nature or description (other than Permitted Encumbrances) and no other creditor of the estate (secured or unsecured) shall be entitled to encumber any Leasehold Interest without the express written consent of the Collateral Agent.

(h) The due and punctual payment and performance of the Obligations shall also be secured by the Encumbrance created by the Mortgage upon the Headquarters Facility of Lead Borrower described therein.

(i) Notwithstanding anything herein to the contrary, the Obligors (I) may hold assets consisting of Chattel Paper, Letter of Credit Rights, and commercial tort claims in an aggregate amount not to exceed $50,000 in which the Collateral Agent’s security interest has not been perfected; and (II) may hold assets consisting of Investment Property in an aggregate amount not to exceed $10,000 in which the Collateral Agent’s security interest has not been perfected.

ARTICLE IX. - COLLATERAL AGENT AS BORROWERS’ ATTORNEY-IN-FACT:

9.1 APPOINTMENT AS ATTORNEY-IN-FACT.

The Obligors hereby irrevocably constitutes and appoints the Collateral Agent as the Obligor’s true and lawful attorney, with full power of substitution, following the occurrence and during the continuance of an Event of Default subject to the terms of the Intercreditor Agreement, to convert the Collateral into cash at the sole risk, cost, and expense of the Obligors, but for the ratable benefit of the Collateral Agent. The rights and powers granted the Collateral

Agent by this appointment include but are not limited to the right and power, following the occurrence and during the continuance of an Event of Default, to:

(a) Prosecute, defend, compromise, or release any action relating to the Collateral.

(b) Sign change of address forms to change the address to which the Obligors’ mail is to be sent to such address as the Collateral Agent shall designate; receive and open the Obligors’ mail; remove any Receivables Collateral and Proceeds of Collateral therefrom and turn over the balance of such mail either to the Obligors or to any trustee in bankruptcy, receiver, assignee for the benefit of creditors of the Obligors, or other legal representative of the Obligors whom the Collateral Agent determines to be the appropriate person to whom to so turn over such mail.

(c) Endorse the name of the Obligors in favor of the Collateral Agent upon any and all checks, drafts, notes, acceptances, or other items or instruments; sign and endorse the name of the Obligors on, and receive as secured party, any of the Collateral, any invoices, schedules of Collateral, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title respectively relating to the Collateral.

(d) Sign the name of the Obligors on any notice to the Obligors’ Account Debtors or verification of the Receivables Collateral; sign the Obligors’ name on any Proof of Claim in Bankruptcy against Account Debtors, and on notices of lien, claims of mechanic’s liens, or assignments or releases of mechanic’s liens securing the Accounts.

(e) Take all such action as may be necessary to obtain the payment of any letter of credit and/or banker’s acceptance of which any Obligor is a beneficiary.

(f) Repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of the Borrowers.

(g) Use, license or transfer any or all General Intangibles of the Obligors.

9.2 NO OBLIGATION TO ACT.

The Collateral Agent shall not be obligated to do any of the acts or to exercise any of the powers authorized by Section 9.1 herein, but if the Collateral Agent elects to do any such act or to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to the Obligors for any act or omission to act except for any act or omission to act as to which there is a final determination made in a judicial proceeding (in which proceeding the Collateral Agent has had an opportunity to be heard) which determination includes a specific finding that the subject act or omission to act had been grossly negligent or in actual bad faith.

ARTICLE X. - EVENTS OF DEFAULT:

The occurrence of any event described in this Article X respectively shall constitute an “Event of Default” herein. Upon the occurrence of any Event of Default described in Section 10.11, any and all Liabilities shall become due and payable without any further act on the part of the Agent. Upon the occurrence of any other Event of Default, the Administrative Agent may by written notice to the Lead Borrower declare any and all Liabilities immediately due and payable and thereupon any and all such Liabilities shall become immediately due and payable. The occurrence of any Event of Default shall also constitute, without notice or demand, a default under all other agreements between the Agent or Lenders and the Obligors and instruments and papers heretofore, now or hereafter given the Agent or Lenders.

10.1 FAILURE TO PAY REVOLVING CREDIT.

The failure by the Obligors to pay any amount when due under the Revolving Credit.

10.2 FAILURE TO MAKE OTHER PAYMENTS.

The failure by the Obligors to pay when due (or upon demand, if payable on demand) any payment Liability other than under the Revolving Credit.

10.3 FAILURE TO PERFORM COVENANT OR LIABILITY (NO GRACE PERIOD).

The failure by the Obligors to promptly, punctually, faithfully and timely perform, discharge, or comply with any covenant or Liability not otherwise described in Section 10.1 or Section 10.2 hereof, and included in any of the following provisions hereof:

Section	Relates to:

4.3(b)	Notice of Name Change

4.6	Location of Collateral

4.7	Title to Assets

4.8	Indebtedness

4.9	Insurance Policies

4.15	Pay taxes

4.20	Dividends, Investments, Corporate Actions

4.24	Affiliate Transactions

4.25	Further Assurances

6.1	Use of Collateral

Article V	Reporting Requirements and Financial Performance Covenants

Article VII	Cash Management

10.4 FAILURE TO PERFORM COVENANT OR LIABILITY (GRACE PERIOD).

The failure by the Obligors, within Thirty (30) days following the earlier of the Obligors’ knowledge of a breach of any covenant or Liability not described in any of Sections 10.1, 10.2, or 10.3 or of the Lead Borrower’s receipt of written notice from the Administrative Agent of the breach thereof, to promptly, punctually, faithfully and timely perform, discharge or comply with any such covenant or Liability not otherwise described in Sections 10.1, 10.2, or 10.3.

10.5 MISREPRESENTATION.

The determination by the Administrative Agent that any representation or warranty at any time made by the Obligors to the Agent was not true or complete in all material respects when given.

10.6 ACCELERATION OF OTHER DEBT. BREACH OF LEASE.

(a) (i) The occurrence of any event such that any Indebtedness under the Term Loan Facility could be accelerated (whether or not any action is taken on account of such occurrence), provided that such event shall cease to be an Event of Default if, at any time prior to the end of the tenth (10th) day after the commencement of a Liquidation, the occurrence of such event has been waived such that it has not caused and could not then cause acceleration under the Term Loan Facility.

(ii) The occurrence of any event such that any Indebtedness of the Obligors in excess of $3,000,000 (other than under the Term Loan Facility) to any creditor other than the Agent could be accelerated (whether or not the subject creditor takes any action on account of such occurrence).

(b) The occurrence of any of the following with respect to Leases on which any Borrower is the lessee or is obligated:

(i)	An aggregate of more than $500,000 in rent is then overdue, except to the extent being contested in good faith and for which adequate reserves have been established by such Obligor.

(ii)	Default and the expiry of any applicable grace period with respect to more than Twenty (20) Leases of retail stores, except if the existence of such default is disputed in good faith by the Obligors and the applicable landlord has been stayed or agreed in writing to forbear from instituting proceedings to recover possession of the leased premises or otherwise terminate the subject Lease or Obligors’ rights to peaceful possession of the subject premises.

(iii)	Default and the expiry of any applicable grace period of any Lease of any warehouse or distribution center.

10.7 DEFAULT UNDER OTHER AGREEMENTS.

The occurrence of any breach or default under any agreement (including any Loan Document other than this Loan Agreement) between the Agent and the Obligors or instrument given by the Obligors to the Agent and the expiry, without cure, of any applicable grace period (notwithstanding that the subject Agent may not have exercised all or any of its rights on account of such breach or default).

10.8 INTENTIONALLY OMITTED.

10.9 ATTACHMENT; JUDGMENT; RESTRAINT OF BUSINESS.

(a) The service of process upon the Agent or the Lenders or any Participant seeking to attach, by trustee, manse, or other process, any of an Obligor’s funds on deposit with, or assets of such Obligor in the possession of, the Agent or the Lenders or such Participant.

(b) The entry of any judgment against any Obligor or group of Obligors (which, if a money judgment, is in excess of $1,000,000 singly, or in the aggregate), which judgment is not satisfied (if a money judgment) or appealed from (with execution or similar process stayed) within any applicable appeal period.

(c) The entry of any order or the imposition of any other process having the force of law, the effect of which is to restrain in any material way the conduct by any Obligor of its business in the ordinary course.

10.10 BUSINESS FAILURE.

Any act by, against, or relating to any Obligor, or its property or assets, which act constitutes the determination, by such Obligor, to initiate a program of partial or total self-liquidation; application for, consent to, or sufferance of the appointment of a receiver, trustee, or other person, pursuant to court action or otherwise, over all, or any part of any Obligor’s property; the granting of any trust mortgage or execution of an assignment for the benefit of the creditors of any Obligor, or the occurrence of any other voluntary or involuntary liquidation or extension of debt agreement for any Obligor; the offering by or entering into by any Obligor of any composition, extension, or any other arrangement seeking relief from or extension of the debts of such Obligor; or the initiation of any judicial or non-judicial proceeding or agreement by, against, or including any Obligor which seeks or intends to accomplish a reorganization or arrangement with creditors; and/or the initiation by or on behalf of such Obligor of the liquidation or winding up of all or any part of such Obligor’s business or operations.

10.11 BANKRUPTCY.

The failure by any Obligor to generally pay its debts as they mature; adjudication of bankruptcy or insolvency relative to any Obligor; the entry of an order for relief or similar order with respect to any Obligor in any proceeding pursuant to the Bankruptcy Code or any other federal bankruptcy law; the filing of any complaint, application, or petition by any Obligor initiating any matter in which such Obligor is or may be granted any relief from the debts of that Obligor pursuant to the Bankruptcy Code or any other insolvency statute or procedure; the filing of any complaint, application, or petition against any Obligor initiating any matter in which the Obligor is or may be granted any relief from the debts of that Obligor pursuant to the Bankruptcy Code or any other insolvency statute or procedure.

10.12 DEFAULT BY GUARANTOR OR AFFILIATE.

The occurrence of any of the foregoing Events of Default with respect to any guarantor or endorser, or surety of the Liabilities, or the occurrence of any of the foregoing Events of Default with respect to any Subsidiary, or Affiliate (other than an Affiliate that is an Affiliate solely due to ownership of the Lead Borrower’s publicly-traded stock) of any Obligor, as if such guarantor, endorser, surety, Subsidiary, or Affiliate were the “ Obligor “ described therein.

10.13 INDICTMENT - FORFEITURE.

The indictment of, or institution of any legal process or proceeding against, any Obligor or any member of any Obligor’s senior management, under any federal, state, municipal, and other civil or criminal statute, rule, regulation, order, or other requirement having the force of law where the relief, penalties, or remedies sought or available include the forfeiture of any property of any Obligor and/or the imposition of any stay or other order, the effect of which could be to restrain in any material way the conduct by that Obligor of its business in the ordinary course.

10.14 TERMINATION OF GUARANTY.

The termination or attempted termination (other than a mere request for consent to termination) of any guaranty by any guarantor of the Liabilities.

10.15 CHALLENGE TO LOAN DOCUMENTS.

(a) Any challenge by or on behalf of any Borrower or any guarantor of the Liabilities to the validity of any Loan Document or the applicability or enforceability of any Loan Document strictly in accordance with the subject Loan Document’s terms or which seeks to void, avoid, limit, or otherwise adversely affect any security interest created by or in any Loan Document or any payment made pursuant thereto.

(b) Any determination by any court or any other judicial or government authority that any Loan Document is not enforceable strictly in accordance with the subject Loan Document’s terms or which voids, avoids, limits, or otherwise adversely affects any security interest created by any Loan Document or any payment made pursuant thereto.

10.16 INTENTIONALLY OMITTED.

10.17 CHANGE IN CONTROL.

Any Change in Control.

10.18 UNINSURED LOSSES.

Any material loss, theft, damage or destruction of any of the Collateral not fully covered (subject to such deductibles as Administrative Agent and Lenders shall have permitted) by insurance.

10.19 ERISA.

A reportable event shall occur which Agent, in its sole discretion, shall determine in good faith constitutes grounds for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United Stated district court of a trustee for any Plan, or if any Plan shall be terminated in a “distress termination” pursuant to Section 4041(c) or any such trustee shall be requested or appointed, or if any Obligor is in “default” (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from such Obligor’s complete or partial withdrawal from such Plan.

ARTICLE XI. - RIGHTS AND REMEDIES UPON DEFAULT:

Upon the occurrence of any Event of Default described in Section 10.11 and upon Acceleration, and at all times thereafter, the Agent shall have the following rights and remedies in addition to all of the rights, remedies, powers, privileges, and discretions available to Agent prior to the occurrence of an Event of Default. Such rights and remedies shall be subject in each case to the Intercreditor Agreement.

11.1 RIGHTS OF ENFORCEMENT.

The Collateral Agent shall have all of the rights and remedies of a secured party upon default under the UCC, in addition to which the Collateral Agent shall have all and each of the following rights and remedies:

(a) To give notice to any bank at which any DDA or Blocked Account is maintained and in which Proceeds of Collateral are deposited, to turn over such Proceeds directly to the Collateral Agent.

(b) To give notice to any of the Obligors’ customs brokers to follow the instructions of the Collateral Agent as provided in any Customs Brokers Agreement.

(c) To collect the Receivables Collateral with or without the taking of possession of any of the Collateral.

(d) To take possession of all or any portion of the Collateral.

(e) To sell, lease, or otherwise dispose of any or all of the Collateral, in its then condition or following such preparation or processing as the Collateral Agent deems advisable and with or without the taking of possession of any of the Collateral.

(f) To conduct one or more going out of business sales which include the sale or other disposition of the Collateral.

(g) To apply the Receivables Collateral or the Proceeds of the Collateral towards (but not necessarily in complete satisfaction of) the Liabilities.

(h) To exercise all or any of the rights, remedies, powers, privileges, and discretions under all or any of the Loan Documents.

11.2 SALE OF COLLATERAL.

(a) Any sale or other disposition of the Collateral may be at public or private sale upon such terms and in such manner as the Collateral Agent deems advisable, having due regard to compliance with any statute or regulation which might affect, limit, or apply to the Collateral Agent’s disposition of the Collateral.

(b) The Collateral Agent, in the exercise of the Collateral Agent’s rights and remedies upon default, may conduct one or more going out of business sales, in the Collateral Agent’s own right or by one or more agents and contractors. Such sale(s) may be conducted upon any premises owned, leased, or occupied by any Obligor. The Collateral Agent and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Collateral Agent or such agent or contractor). Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of the Collateral Agent or such agent or contractor and neither the Obligors nor any Person claiming under or in right of the Obligors shall have any interest therein.

(c) Unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Collateral Agent shall provide the Lead Borrower with such notice as may be practicable under the circumstances), the Collateral Agent shall give the Lead Borrower at least Ten (10) days prior written notice of the date, time, and place of any proposed public sale, and of the date after which any private sale or other disposition of the Collateral may be made. The Obligors agree that such written notice shall satisfy all requirements for notice to the Obligors which are imposed under the UCC or other applicable law with respect to the exercise of the Collateral Agent’s rights and remedies upon default.

(d) The Collateral Agent or the Lenders may credit bid and may purchase the Collateral, or any portion of it at any sale held under this Article XI.

(e) If any of the Collateral is sold, leased, or otherwise disposed of by the Collateral Agent on credit, the Liabilities shall not be deemed to have been reduced as a result thereof unless and until payment is finally received thereon by the Collateral Agent.

11.3 OCCUPATION OF BUSINESS LOCATION.

In connection with the Collateral Agent’s exercise of the Collateral Agent’s rights under this Article XI, the Collateral Agent may enter upon, occupy, and use any premises owned or occupied by any Obligor, and may exclude the Obligors from such premises or portion thereof as may have been so entered upon, occupied, or used by the Collateral Agent. The Collateral Agent shall not be required to remove any of the Collateral from any such premises upon the Agent’s taking possession thereof, and may render any Collateral unusable to the Obligors. In no event shall the Agent be liable to the Obligors for use or occupancy by the Collateral Agent of any premises pursuant to this Article XI, nor for any charge (such as wages for the Obligors’ employees and utilities) incurred in connection with the Collateral Agent’s exercise of the Agent’s Rights and Remedies.

11.4 GRANT OF NONEXCLUSIVE LICENSE.

Each Obligor hereby grants to the Collateral Agent a royalty free nonexclusive irrevocable license to use, apply, and affix any trademark, trade name, logo, or the like in which that Obligor now or hereafter has rights, such license being with respect to the Collateral Agent’s exercise of the rights hereunder including, without limitation, in connection with any completion of the manufacture of Inventory or sale or other disposition of Inventory.

11.5 ASSEMBLY OF COLLATERAL.

The Collateral Agent may require the Obligors to assemble the Collateral and make it available to the Collateral Agent at the Obligors’ sole risk and expense at a place or places which are reasonably convenient to both the Collateral Agent and Obligors.

11.6 RIGHTS AND REMEDIES.

The rights, remedies, powers, privileges, and discretions of the Agent hereunder, under any other Loan Document or under applicable law (herein, the “Agent’s Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Agent in exercising or enforcing any of the Agent’s Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Agent of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No single or partial exercise of any of the Agent’s Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Agent and any person, at any time, shall preclude the other or further exercise of the Agent’s Rights and Remedies. No waiver by the Agent of any of the Agent’s Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. The Agent’s Rights and Remedies may be exercised at such time or times and in such order of preference as the Agent may determine. The Agent’s Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Liabilities.

ARTICLE XII. - NOTICES:

12.1 NOTICE ADDRESSES.

All notices, demands, and other communications made in respect of this Agreement (other than a request for a loan or advance or other financial accommodation under the Revolving Credit) shall be made to the following addresses, each of which may be changed upon Seven (7) days written notice to all others given by certified mail, return receipt requested:

If to the Agent:

Bank of America, N.A.

100 Federal Street

Boston, MA 02110

Attention: Sally A. Sheehan, Managing Director

Fax: (617) 434-4339

With a copy to:

Brown Rudnick Berlack Israels LLP

One Financial Center

Boston, MA 02111

Attention: Andrew P. Strehle, Esquire

Fax: 617 856-8201

If to the Lenders:

Bank of America, N.A.

100 Federal Street

Boston, MA 02110

Attention: Sally A. Sheehan, Managing Director

Fax: (617) 434-4339

If to the Obligors:

c/o Lead Borrower

Mothers Work, Inc.

456 North Fifth Street

Philadelphia, PA 19123

Attention: Edward M. Krell, Executive Vice President - Chief Financial Officer

Fax: (215) 923-0975

With a copy to:

Pepper Hamilton LLP

3000 Two Logan Square

Eighteenth and Arch Streets

Philadelphia, PA 19103-2799

Attention: David G. Smith, Esquire

Fax: (215) 981-4750

12.2 NOTICE GIVEN.

(a) Except as otherwise specifically provided herein, notices shall be deemed made and correspondence received, as follows (all times being local to the place of delivery or receipt):

(i)	By mail: the sooner of when actually received or Three (3) days following deposit in the United States mail, postage prepaid.

(ii)	By recognized overnight express delivery: the Business Day following the day when sent.

(iii)	By Hand: If delivered on a Business Day after 9:00 a.m. and no later than Three (3) hours prior to the close of customary business hours of the recipient, when delivered. Otherwise, at the opening of the then next Business Day.

(iv)	By Facsimile transmission (which must include a header on which the party sending such transmission is indicated): If sent on a Business Day after 9:00 a.m. and no later than Three (3) hours prior to the close of customary business hours of the recipient, One (1) hour after being sent. Otherwise, at the opening of the then next Business Day.

(b) Rejection or refusal to accept delivery and inability to deliver because of a changed address or facsimile number for which no due notice was given shall each be deemed receipt of the notice sent.

(c) Collateral Agent will give the Lead Borrower notice of its intention to foreclose on its security interests by recognized overnight express delivery.

ARTICLE XIII. - TERM:

13.1 TERMINATION OF REVOLVING CREDIT.

The Revolving Credit shall remain in effect (subject to suspension as provided in Section 2.5(h) hereof) until the Termination Date.

13.2 ACTIONS ON TERMINATION.

On the Termination Date, the Borrowers shall pay the Administrative Agent (whether or not then due), in immediately available funds, all then Liabilities including, without limitation: the entire balance of the Loan Account (including the unpaid principal balance of the Revolving Credit Loans); any then remaining installments of the Revolving Credit Commitment Fee; any payments due on account of the indemnification obligations included in Section 2.10(e); any accrued and unpaid Unused Line Fee; and all unreimbursed costs and expenses of Agent for which the Borrowers are responsible; and shall make such arrangements concerning any L/C’s then outstanding are reasonably satisfactory to the Administrative Agent. Until such payment, all provisions of this Agreement, other than those contained in Article II which place an obligation on the Agent to make any loans or advances or to provide financial accommodations under the Revolving Credit or otherwise, shall remain in full force and effect until all Liabilities shall have been paid in full. The release by the Collateral Agent of the Collateral Interests granted the Agent by the Obligors hereunder may be upon such conditions and indemnifications as the Collateral Agent may require.

ARTICLE XIV. - GENERAL:

14.1 PROTECTION OF COLLATERAL.

The Agent has no duty as to the collection or protection of the Collateral beyond the safe custody of such of the Collateral as may come into the possession of the Agent.

14.2 PUBLICITY.

The Administrative Agent, at its expense, may issue a “tombstone” notice of the establishment of the credit facility contemplated by this Agreement and may make reference to the Obligors (and may utilize any logo or other distinctive symbol associated with the Borrowers) in connection with any advertising, promotion, or marketing undertaken by the Administrative Agent.

14.3 SUCCESSORS AND ASSIGNS.

This Agreement shall be binding upon the Obligors and the Obligors’ representatives, successors, and assigns and shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns, provided, however, no trustee or other fiduciary appointed with respect to the Obligors shall have any rights hereunder. In the event that the Agent or Lenders assigns or transfers its rights under this Agreement, the assignee shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of such assignor hereunder and such assignor shall thereupon be discharged and relieved from its duties and obligations hereunder.

14.4 SEVERABILITY.

Any determination that any provision of this Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

14.5 AMENDMENTS; COURSE OF DEALING.

(a) This Agreement and the other Loan Documents incorporate all discussions and negotiations between the Obligors, the Agent and the Lenders, either express or implied, concerning the matters included herein and in such other instruments, any custom, usage, or course of dealings to the contrary notwithstanding. No such discussions, negotiations, custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions thereof. No failure by the Agent or Lenders to give notice to the Lead Borrower of the Obligors’ having failed to observe and comply with any warranty or covenant included in any Loan Document shall constitute a waiver of such warranty or covenant or the amendment of the subject Loan Document. No change made by the Agent to the manner by which Availability is determined shall obligate the Agent to continue to determine Availability in that manner.

(b) The Obligors may undertake any action otherwise prohibited hereby, and may omit to take any action otherwise required hereby, upon and with the express prior written consent of the Agent. No consent, modification, amendment, or waiver of any provision of any Loan Document shall be effective unless executed in writing by or on behalf of the party to be charged with such modification, amendment, or waiver (and if such party is the Agent then by a duly authorized officer thereof). Notwithstanding the foregoing sentence, any increase in the Revolving Credit Loan Ceiling, up to a maximum of $85,000,000, shall be deemed effective upon and with express written consent of the Borrowers and the Administrative Agent and those Lenders that agree in writing to increase their Revolving Credit Commitments in connection with such increase. Any modification, amendment, or waiver provided by the Administrative Agent shall be in reliance upon all representations and warranties theretofore made to the Administrative Agent by or on behalf of the Borrowers (and any guarantor, endorser, or surety of the Liabilities) and consequently may be rescinded in the event that any of such representations or warranties was not true and complete in all material respects when given.

14.6 POWER OF ATTORNEY.

In connection with all powers of attorney included in this Agreement, the Obligors hereby grant unto the Agent full power to do any and all things necessary or appropriate in connection with the exercise of such powers as fully and effectually as the Obligors might or could do, hereby ratifying all that said attorney shall do or cause to be done by virtue of this Agreement. No power of attorney set forth in this Agreement shall be affected by any disability or incapacity suffered by the Obligors and each shall survive the same. All powers conferred upon the Agent by this Agreement, being coupled with an interest, shall be irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Agent.

14.7 APPLICATION OF PROCEEDS.

The proceeds of any collection, sale, or disposition of the Collateral, or of any other payments received hereunder, shall be applied towards the Liabilities in such order and manner as the Administrative Agent determines in its sole discretion, consistent, however, with the provisions of this Agreement and the Agency Agreement. The Obligors shall remain liable for any deficiency remaining following such application.

14.8 INCREASED COSTS.

If the Administrative Agent or Lenders shall have determined that the adoption of any law, rule or regulation regarding capital adequacy, or any change therein or in the interpretation or application thereof, or compliance by the Agent or Lenders with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or governmental authority enacted after the date hereof, does or shall have the effect of reducing the rate of return on such party’s capital as a consequence of its obligations hereunder to a level below that which the Agent or Lenders could have achieved but for such adoption, change or compliance (taking into consideration the Agent’s or Lenders’ policies with respect to capital adequacy) by a material amount, then from time to time, after submission by the Administrative Agent or Lenders to the Lead Borrower of a written demand therefor (“Capital Adequacy Demand”) together with the certificate described below, the Borrowers shall pay to the Agent or Lenders, as applicable, such additional amount or amounts (“Capital Adequacy Charge”) as will compensate the Agent or Lenders for such reduction, such Capital Adequacy Demand to be made with reasonable promptness following such determination. A certificate of the Administrative Agent or Lenders claiming entitlement to payment as set forth above shall be conclusive. Such certificate shall set forth the nature of the occurrence giving rise to such reduction, the amount of the Capital Adequacy Charge to be paid to the Agent or Lenders, and the method by which such amount was determined. In determining such amount, the Administrative Agent or Lenders may use any reasonable averaging and attribution method, applied on a non-discriminatory basis.

14.9 COSTS AND EXPENSES OF THE AGENT AND LENDERS.

The Borrowers shall pay from time to time on demand all Costs of Collection and all reasonable costs, expenses, and disbursements of (including attorneys’ reasonable fees and expenses) which are incurred by the Agent and Lenders in connection with the preparation, negotiation, execution, and delivery of this Agreement and of any other Loan Documents, and all other reasonable costs, expenses, and disbursements which may be incurred connection with or in respect to the credit facility contemplated hereby or which otherwise are incurred with respect to the Liabilities.

(a) The Borrowers shall pay on from time to time on demand all reasonable costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Agent and all reasonable costs and expenses (including reasonable attorney’s fees and expenses) incurred by the Lenders to the Lenders’ Special Counsel, following the occurrence of any Event of Default.

(b) The Borrowers authorize the Administrative Agent to pay all such fees and expenses and in the Administrative Agent’s discretion, to add such fees and expenses to the Loan Account.

(c) The undertaking on the part of the Borrowers in this Section 14.9 shall survive payment of the Liabilities and/or any termination, release, or discharge executed by the Agent in favor of the Borrowers, other than a termination, release, or discharge which makes specific reference to this Section 14.9.

14.10 COPIES AND FACSIMILES.

This Agreement and all documents which relate thereto, which have been or may be hereinafter furnished the Agent or the Lenders may be reproduced by the Agent or Lenders by any photographic, microfilm, xerographic, digital imaging, or other process, and such Person making such reproduction may destroy any document so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile which bears proof of transmission shall be binding on the party which or on whose behalf such transmission was initiated and likewise shall be so admissible in evidence as if the original of such facsimile had been delivered to the party which or on whose behalf such transmission was received.

14.11 NEW YORK LAW.

This Agreement and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the law of the State of New York.

14.12 CONSENT TO JURISDICTION.

(a) Each Obligor agrees that any legal action, proceeding, case, or controversy against the Obligors with respect to any Loan Document may be brought in the Supreme Court for New York County or in the United States District Court, Southern District of New York, sitting in New York City, New York, or the Superior Court of Suffolk County, Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, as the Agent may elect in the Agent’s sole discretion. By execution and delivery of this Agreement, each Borrower, for itself and in respect of its property, accepts, submits, and consents generally and unconditionally, to the jurisdiction of the aforesaid courts.

(b) Each Obligor WAIVES personal service of any and all process upon it, and irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to Lead Borrower at Lead Borrower’s address for notices as specified herein, such service to become effective Five (5) Business Days after such mailing.

(c) Each Obligor WAIVES any objection based on forum non conveniens and any objection to venue of any action or proceeding instituted under any of the Loan Documents and consents to the granting of such legal or equitable remedy as is deemed appropriate by the Court.

(d) Nothing herein shall affect the right of the Agent to bring legal actions or proceedings in any other competent jurisdiction.

(e) Each Obligor agrees that any action commenced by any Borrower asserting any claim arising under or in connection with this Agreement or any other Loan Document shall be brought solely in the Superior Court of Suffolk County, Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, and that such Courts shall have exclusive jurisdiction with respect to any such action.

14.13 INDEMNIFICATION.

The Obligors shall indemnify, defend, and hold the Agent and Lenders and any Participant and any of their respective employees, officers, or agents (each, an “Indemnified Person”) harmless of and from any claim brought or threatened against any Indemnified Person by the Borrowers, any guarantor or endorser of the Liabilities, or any other Person (as well as from attorneys’ reasonable fees, expenses, and disbursements in connection therewith) on account of the relationship of any Obligor or of any other guarantor or endorser of the Liabilities (each of claims which may be defended, compromised, settled, or pursued by the Indemnified Person with counsel of the Agent’s or Lenders’ or Participant’s (as the case may be) selection, but at the expense of the Obligors) other than any claim as to which a final determination is made in a judicial proceeding (in which the Agent, Lenders and any other Indemnified Person has had an opportunity to be heard), which determination includes a specific finding that the Indemnified Person seeking indemnification had acted in a grossly negligent manner or in actual bad faith. This indemnification shall survive payment of the Liabilities and/or any termination, release, or discharge executed by the Agent or Lenders in favor of the Obligors, other than a termination, release, or discharge duly executed on behalf of the Agent or Lenders which makes specific reference to this Section 14.13.

14.14 RULES OF CONSTRUCTION.

The following rules of construction shall be applied in the interpretation, construction, and enforcement of this Agreement and of the other Loan Documents:

(a) Unless otherwise specifically provided for herein, interest and any fee or charge which is stated as a per annum percentage shall be calculated based on a 365/366 day year and actual days elapsed.

(b) Words in the singular include the plural and words in the plural include the singular.

(c) Any reference, herein, to a circumstance or event’s having “more than a de minimis adverse effect” and any similar reference is to a circumstance or event which (x) in a well-managed enterprise, would receive the active attention of senior management with a view towards it being reversed or remedied; or (y) if not reversed or remedied, could reasonably be expected to lead to its becoming a material adverse effect.

(d) Cross references to Sections in this Agreement begin with the Article in which that Section appears and then the Section to which reference is made. (For example, a reference to “Section 5.6” is to subsection 6, which appears in Article V of this Agreement).

(e) Titles, headings (indicated by being underlined or shown in Small Capitals) and any Table of Contents are solely for convenience of reference; do not constitute a part of the instrument in which included; and do not affect such instrument’s meaning, construction, or effect.

(f) The words “includes” and “including” are not limiting.

(g) Text which follows the words “including, without limitation” (or similar words) is illustrative and not limiting.

(h) Except where the context otherwise requires or where the relevant subsections are joined by “or”, compliance with any Section or provision of any Loan Document which constitutes a warranty or covenant requires compliance with all subsections (if any) of that Section or provision. Except where the context otherwise requires, compliance with any warranty or covenant of any Loan Document which includes subsections which are joined by “or” may be accomplished by compliance with any of such subsections.

(i) Text which is shown in italics, shown in bold, shown IN ALL CAPITAL LETTERS, or in any combination of the foregoing, shall be deemed to be conspicuous.

(j) The words “may not” are prohibitive and not permissive.

(k) The word “or” is not exclusive.

(l) Any reference to a Person’s “knowledge” (or words of similar import) are to such Person’s knowledge assuming that such Person has undertaken reasonable and diligent investigation with respect to the subject of such “knowledge” (whether or not such investigation has actually been undertaken).

(m) Terms which are defined in one section of any Loan Document are used with such definition throughout the instrument in which so defined.

(n) The symbol “$” refers to United States Dollars.

(o) Unless limited by reference to a particular Section or provision, any reference to “herein”, “hereof”, or “within” is to the entire Loan Document in which such reference is made.

(p) References to “this Agreement” or to any other Loan Document is to the subject instrument as amended to the date on which application of such reference is being made.

(q) Except as otherwise specifically provided, all references to time are to Boston time.

(r) In the determination of any notice, grace, or other period of time prescribed or allowed hereunder:

(i)	Unless otherwise provided (I) the day of the act, event, or default from which the designated period of time begins to run shall not be included and the last day of the period so computed shall be included unless such last day is not a Business Day, in which event the last day of the relevant period shall be the then next Business Day and (II) the period so computed shall end at 5:00 p.m. on the relevant Business Day.

(ii)	The word “from” means “from and including”.

(iii)	The words “to” and “until” each mean “to, but excluding”.

(iv)	The word “through” means “to and including”.

(s) The Loan Documents shall be construed and interpreted in a harmonious manner and in keeping with the intentions set forth in Section 19.15 hereof, provided, however, in the event of any inconsistency between the provisions of this Agreement and any other Loan Document, the provisions of this Agreement shall govern and control.

14.15 INTENT.

It is intended that:

(a) This Agreement take effect as a sealed instrument.

(b) The scope of the Collateral Interests created by any Obligor to secure the Liabilities be broadly construed in favor of the Agent and that they cover all assets of each Borrower.

(c) All Collateral Interests created in favor of the Agent at any time and from time to time by any Obligor secure all Liabilities, whether now existing or contemplated or hereafter arising.

(d) Except as specifically limited herein, all reasonable costs, expenses, and disbursements incurred by the Agent and, to the extent provide herein, the Lenders, in connection with such Person’s relationship(s) with the Obligors shall be borne by the Obligors.

14.16 PARTICIPATIONS.

The Agent or Lenders may sell participations to one or more financial institutions (a “Participant”) all or a portion of the Agent’s or Lenders’ rights and obligations under this Agreement, provided, however, that except with the consent of the Borrowers (which may not be unreasonably withheld or delayed), the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan

Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Lender as it relates to such participant, increase the availability of Loans or L/C’s to the Borrowers, reduce the amount of any fees to which such participant is entitled, or extend any regularly scheduled payment date for principal or interest. No such sale of a participation shall relieve the Agent or Lenders from the Agent’s or Lenders’ obligations hereunder.

14.17 RIGHT OF SET-OFF.

Any and all deposits or other sums at any time credited by or due to the Obligors from the Agent, Lenders or any Participant or from any Affiliate of any of the foregoing, and any cash, securities, instruments or other property of the Obligors in the possession of any of the foregoing, whether for safekeeping or otherwise (regardless of the reason such Person had received the same), to the extent permitted by law, shall at all times constitute security for all Liabilities and for any and all obligations of the Obligors to the Agent, Lenders or any Participant or such Affiliate and may be applied or set off against the Liabilities and against such obligations at any time, whether or not such are then due and whether or not other collateral is then available to the Agent.

14.18 PLEDGES TO FEDERAL RESERVE BANKS.

Nothing included in this Agreement shall prevent or limit the Agent or Lenders from pledging all or any portion of that Agent’s or any Lender’s interest and rights under this Agreement to any funding source of such Agent or Lender or, to the extent that the Agent or Lenders is subject to any of the twelve Federal Reserve Banks organized under §4 of the Federal Reserve Act (12 U.S.C. §341), from pledging all or any portion of that Agent’s or Lenders’ interest and rights under this Agreement, provided, however, neither such pledge nor the enforcement thereof shall release the Agent or Lenders from their respective obligations hereunder or under any of the Loan Documents.

14.19 MAXIMUM INTEREST RATE.

Regardless of any provision of any Loan Document, the Agent and Lenders shall not be entitled to contract for, charge, receive, collect, or apply as interest on any Liability, any amount in excess of the maximum rate imposed by applicable law. Any payment which is made which, if treated as interest on a Liability would result in such interest’s exceeding such maximum rate shall be held, to the extent of such excess, as additional collateral for the Liabilities as if such excess were “Collateral.”

14.20 WAIVERS.

(a) Each Borrower (and all guarantors, endorsers, and sureties of the Liabilities) make each of the waivers included in Section 14.20(b), below, knowingly, voluntarily, and intentionally, and understands that Agent and Lenders, in establishing the facilities contemplated hereby and in providing loans and other financial accommodations to or for the account of the Borrowers as provided herein, whether not or in the future, is relying on such waivers.

(b) EACH BORROWER, AND EACH SUCH GUARANTOR, ENDORSER, AND SURETY RESPECTIVELY WAIVES THE FOLLOWING:

(i)	Except as otherwise specifically required hereby, notice of non-payment, demand, presentment, protest and all forms of demand and notice, both with respect to the Liabilities and the Collateral.

(ii)	Except as otherwise specifically required hereby, the right to notice and/or hearing prior to the Agent’s exercising of the Agent’s rights upon default.

(iii)	THE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE AGENT OR LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE AGENT OR LENDER OR IN WHICH THE AGENT OR LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF OR IS IN RESPECT OF, ANY RELATIONSHIP AMONGST OR BETWEEN ANY BORROWER OR ANY OTHER PERSON AND THE AGENT OR LENDER LIKEWISE WAIVES THE RIGHT TO A JURY IN ANY TRIAL OF ANY SUCH CASE OR CONTROVERSY).

(iv)	Any defense, counterclaim, set-off, recoupment, or other basis on which the amount of any Liability, as stated on the books and records of the Agent or Lenders, could be reduced or claimed to be paid otherwise than in accordance with the tenor of and written terms of such Liability.

(v)	Any claim to consequential, special, or punitive damages.

14.21 COUNTERPARTS.

This Agreement, any of the Loan Documents, and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all of which counterparts together shall constitute but one agreement.

14.22 ELECTRONIC SUBMISSIONS.

Upon not less than Thirty (30) days’ prior written notice (the “Approved Electronic Form Notice”), the Agent may permit or require that any of the documents, certificates, forms,

deliveries or other communications, authorized, required or contemplated by this Agreement or the Loan Documents, be submitted to the Agent in “Approved Electronic Form” (as hereafter defined), subject to any reasonable terms, conditions and requirements in the applicable Approved Electronic Forms Notice. For purposes hereof “Electronic Form” means e-mail, e-mail attachments, data submitted on web-based forms or any other communication method that delivers machine readable data or information to the Agent, and “Approved Electronic Form” means an Electronic Form that has been approved in writing by the Agent (which approval has not been revoked or modified by the Agent) and sent to the Borrowers in an Approved Electronic Form Notice. Except as otherwise specifically provided in the applicable Approved Electronic Form Notice, any submissions made in an applicable Approved Electronic Form shall have the same force and effect that the same submissions would have had if they had been submitted in any other applicable form authorized, required or contemplated by this Agreement or the Loan Documents.

14.23 BANK OF AMERICA, N.A. AS AGENT.

The Lenders have appointed the Agent as their agent to act on their behalf under the credit facility pursuant to the terms of the “Agency Agreement”, so referred to herein, between the Lenders and the Agent. If at any time the Lenders or the Agent elects to terminate the agency relationship, the Lenders or the Agent shall give Thirty (30) days written notice of such event to the Lead Borrower. Thereafter, all rights and obligations of the Agent contained in this Agreement and the other Loan Documents shall revert to the Lenders or another Agent, if appointed by the Lenders.

14.24 JOINT BORROWER PROVISIONS.

(a) Each Borrower represents to the Agent and Lenders that it is an integral part of a consolidated enterprise, and that each Borrower will receive direct and indirect benefits from the availability of the joint credit facility provided for herein, and from the ability to access the collective credit resources of the consolidated enterprise that are Borrowers.

(b) Each Borrower is, and at all times shall be, jointly and severally liable for each and every one of the Liabilities hereunder, regardless of which Borrower requested, received, used, or directly enjoyed the benefit of the extensions of credit hereunder. All of the Collateral shall secure all of the Liabilities. Each Borrower’s Liabilities are independent obligations and are absolute and unconditional. Each Borrower, to the extent permitted by law, hereby waives any defense to such Liabilities that may arise by reason of the disability or other defense or cessation of liability of any other Borrower for any reason other than payment in full. Each Borrower also waives any defense to such Liabilities that it may have as a result of the Agent’s election of or failure to exercise any right, power, or remedy, including, without limitation, the failure to proceed first against such other Borrower or any security it holds for such other Borrower’s Liabilities under any Loan Document, if any. Without limiting the generality of the foregoing, each Borrower expressly waives all demands and notices whatsoever (except for any demands or notices, if any, that such Borrower expressly is entitled to receive pursuant to the terms of any Loan Document), and agrees that the Agent may, without notice (except for such notice, if any, as such Borrower expressly is entitled to receive pursuant to the terms of any Loan Document) and without releasing the liability of such Borrower, extend for the benefit of any other Borrower the time for making any payment, waive or extend the performance of any agreement or make any settlement of any agreement for the benefit of any other Borrower, and may proceed against each Borrower, directly and independently of any other Borrower, as such obligee may elect in accordance with this Agreement.

(c) Each Borrower acknowledges that the Liabilities of such Borrower undertaken herein or in the other Loan Documents, and the grants of security interests and liens by such Borrower to secure Liabilities of the other Borrower could be construed to consist, at least in part, of the guaranty of Liabilities of the other Borrower and, in full recognition of that fact, each Borrower consents and agrees as hereinafter set forth in the balance of this Section 14.24. The consents, waivers, and agreements of the Borrowers that are contained in the balance of this Section 14.24 are intended to deal with the suretyship aspects of the transactions evidenced by the Loan Documents (to the extent that a Borrower may be deemed a guarantor or surety for the Liabilities of another Borrower) and thus are intended to be effective and applicable only to the extent that any Borrower has agreed to answer for the Liabilities of another Borrower or has granted a lien or security interest in Collateral to secure the Liabilities of another Borrower. Conversely, the consents, waivers, and agreements of the Borrowers that are contained in the balance of this Section 14.24 shall not be applicable to the direct Liabilities of a Borrower with respect to credit extended directly to such Borrower, and shall not be applicable to security interests or liens on Collateral of a Borrower given to directly secure direct Liabilities of such Borrower where no aspect of guaranty or suretyship is involved. Each Borrower consents and agrees that the Lenders may, at any time and from time to time, without notice or demand, whether before or after any actual or purported termination, repudiation or revocation of this Agreement by any one or more Borrowers, and without affecting the enforceability or continuing effectiveness hereof as to such Borrower, in accordance with the terms of the Loan Documents: (a) supplement, restate, modify, amend, increase, decrease, extend, renew, accelerate or otherwise change the time for payment or the terms of the Liabilities or any part thereof, including any increase or decrease of the rate(s) of interest thereon; (b) supplement, restate, modify, amend, increase, decrease or waive, or enter into or give any agreement, approval or consent with respect to, the Liabilities or any part thereof, or any of the Loan Documents or any security or guarantees granted or entered into by any Person(s) other than such Borrower, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (c) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Liabilities or any part thereof, (d) accept partial payments on the Liabilities; (e) receive and hold additional security or guarantees for the Liabilities or any part thereof, (f) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer or enforce any security or guarantees, and apply any security and direct the order or manner of sale thereof as the Lenders in their sole and absolute discretion may determine; (g) release any other Person (including, without limitation, any other Borrower) from any personal liability with respect to the Liabilities or any part thereof, (h) with respect to any Person other than such Borrower (including, without limitation, any other Borrower), settle, release on terms satisfactory to the Lenders or by operation of applicable laws or otherwise liquidate or enforce any Liabilities and any security therefor or guaranty thereof in any manner, consent to the transfer of any security and bid and purchase at any sale; or (i) consent to the merger, change or any other restructuring or termination of the corporate or partnership existence of any other Borrower or any other Person, and correspondingly agree, in accordance with all applicable provisions of the Loan Documents, to the restructure of the Liabilities, and any such merger, change, restructuring or termination shall not affect the liability of any Borrower or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Liabilities.

(d) Upon the occurrence and during the continuance of any Event of Default, the Agent may enforce the Loan Documents independently as to each Borrower and independently of any other remedy the Agent at any time may have or hold in connection with the Liabilities, and it shall not be necessary for the Agent to marshal assets in favor of any Borrower or any other Person or to proceed upon or against or exhaust any security or remedy before proceeding to enforce this Agreement or any other Loan Documents. Each Borrower expressly waives any right to require the Agent to marshal assets in favor of any Borrower or any other Person or to proceed against any other Borrower or any Collateral provided by any Person, and agrees that the Agent may proceed against Borrowers or any Collateral in such order as they shall determine in their sole and absolute discretion, subject to the terms hereof.

(e) The Agent may file a separate action or actions against any Borrower, whether action is brought or prosecuted with respect to any security or against any other Person, or whether any other Person is joined in any such action or actions. Each Borrower agrees, for itself, that the Agent and any other Borrower, or any Affiliate of any other Borrower (other than such Borrower itself), may deal with each other in connection with the Liabilities or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the continuing efficacy as to such Borrower of the Loan Documents.

(f) The Agent’s rights hereunder shall be reinstated and revived, and the enforceability of this Agreement shall continue, with respect to any amount at any time paid on account of the Liabilities which thereafter shall be required to be restored or returned by the Agent (including, without limitation, the restoration or return of any amount pursuant to a court order or judgment (whether or not final or non-appealable), or pursuant to a good faith settlement of a pending or threatened avoidance or recovery action, or pursuant to good faith compliance with a demand made by a Person believed to be entitled to pursue an avoidance or recovery action (such as a bankruptcy trustee or a Person having the avoiding powers of a bankruptcy trustee, or similar avoiding powers), and without requiring the Agent to oppose or litigate avoidance or recovery demands or actions that it believes in good faith to be meritorious or worthy of settlement or compliance, or pursue or exhaust appeals), all as though such amount had not been paid. The rights and priorities of the Agent created or granted herein and the enforceability of the Loan Documents at all times shall remain effective to cover the full amount of all the Liabilities even though the Liabilities, including any part thereof or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against any Borrower and whether or not any other Borrower shall have any personal liability with respect thereto.

(g) To the maximum extent permitted by applicable law, each Borrower, for itself, expressly waives any and all defenses now or hereafter arising or that otherwise might be asserted by reason of (a) any disability or other defense of any other Borrower with respect to the Liabilities or with respect to the enforceability of the Agent’s security interest in or Encumbrance on any collateral securing any of the Liabilities (including, without limitation, the Collateral), (b) the unenforceability or invalidity of any security or guaranty for the Liabilities or the lack of perfection or continuing perfection or failure of priority of any security for the Liabilities, (c) the cessation for any cause whatsoever of the liability of any other Borrower (other than by reason of the full payment and performance of all Liabilities), (d) any failure of the Agent to give notice of sale or other disposition of Collateral to any other Borrower or any other Person other than such waiving Borrower, or any defect in any notice that may be given to any other Borrower for any other Person other than such waiving Borrower, in connection with any sale or disposition of any collateral securing the Liabilities or any of them (including, without limitation, the Collateral), (e) any failure of the Agent to comply with applicable law in connection with the sale or other disposition of any collateral or other security for any Liabilities that is owned by another Borrower or by any other Person other than such waiving Borrower, including any failure of the Agent to conduct a commercially reasonable sale or other disposition of any such collateral or other security for any Liabilities, (f) any act or omission of the Agent or others that directly or indirectly results in or aids the discharge or release of any other Borrower, or the Liabilities of any other Borrower, or any security or guaranty therefor, by operation of law or otherwise, or (g) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety’s or guarantor’s obligation in proportion to the principal obligation. Until such time, if any, as all of the Liabilities (other than contingent Liabilities and indemnities which survive repayment of the Loans) have been paid and performed in full and no portion of any commitment of the Lenders to any Borrower under any Loan Document remains in effect, no Borrower shall have any right of subrogation, contribution, reimbursement or indemnity, and each Borrower expressly waives any right to enforce any remedy that the Agent now have or hereafter may have against any other Person and waives the benefit of, or any right to participate in, any collateral now or hereafter held by the Agent. Except to the extent expressly provided for in any Loan Document, each Borrower expressly waives, to the maximum extent permitted by applicable law, all rights or entitlements to presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Liabilities, and all notices of acceptance of the Loan Documents or of the existence, creation or incurring of new or additional Liabilities.

(h) Each Borrower hereby agrees to keep each other Borrower fully apprised at all times as to the status of its business, affairs, finances, and financial condition, and its ability to perform its Liabilities under the Loan Documents, and in particular as to any adverse developments with respect thereto. Each Borrower hereby agrees to undertake to keep itself apprised at all times as to the status of the business, affairs, finances, and financial condition of each other Borrower, and of the ability of each other Borrower to perform its Liabilities under the Loan Documents, and in particular as to any adverse developments with respect to any thereof. Each Borrower hereby agrees, in light of the foregoing mutual covenants to inform each other, and to keep themselves and each other informed as to such matters, that the Agent shall have no duty to inform any Borrower of any information pertaining to the business, affairs, finances, or financial condition of any other Borrower, or pertaining to the ability of any other Borrower to perform its Liabilities under the Loan Documents, even if such information is adverse, and even if such information might influence the decision of one or more of the Borrowers to continue to be jointly and severally liable for, or to provide Collateral for, Liabilities of one or more of the other Borrowers. To the fullest extent permitted by applicable law, each Borrower hereby expressly waives any duty of the Agent to inform any Borrower of any such information.

(i) Borrowers and each of them warrant and agree that each of the waivers and consents set forth herein are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, or otherwise adversely affect rights that Borrowers otherwise may have against other Borrowers, the Agent or others, or against Collateral, and that, under the circumstances, the waivers and consents herein given are reasonable. If any of the waivers or consents herein is determined to be contrary to any applicable law or public policy, such waivers and consents shall be effective to the maximum extent permitted by law.

14.25 TRANSITIONAL ARRANGEMENTS.

This Agreement shall, on and as of the Closing Date, supersede the Second Agreement, in its entirety, except as provided in this Section 14.25. On the Closing Date, the rights and obligations of the parties under the First Agreement shall be subsumed within and governed by this Agreement, provided, however,

(a) that each of the “Revolving Credit Loans” (as defined in the Second Agreement) outstanding under the Second Agreement on the Closing Date shall continue to bear interest up to the Closing Date at the rate at which they bear interest under the Second Agreement and, on and after the Closing Date, all of such Loans under the Second Agreement shall be converted to Revolving Credit Loans hereunder and shall bear interest at the rates set forth hereunder;

(b) that any letter of credit or L/C outstanding under the Second Agreement on the Closing Date shall for the purposes of this Agreement, together with the Special Purpose Credit, be a L/C hereunder;

(c) that each and every other Loan Document under the Second Agreement shall, unless explicitly restated, substituted or replaced in connection herewith, continue in full force and effect and that any and all references therein to the Second Agreement shall be deemed to constitute references to this Agreement; and

(d) all fees, letter of credit fees and other fees and expenses owing or accruing under or in respect of the Second Agreement shall be calculated as of the Closing Date (prorated in the case of any fractional periods), and shall be paid in accordance with the method and on the dates, specified in the Second Agreement, as if the Second Agreement were still in effect.

14.26 CONFIDENTIALITY.

(a) Obligors and each Lender will maintain, as confidential (other than to their respective attorneys, agents, accountants, participants and prospective participants) all of the following:

(i)	Proprietary approaches, techniques, and methods of analysis which are applied by any Agent in the administration of the credit facility contemplated by this Agreement.

(ii)	Proprietary forms and formats utilized by any Agent in providing reports to the Lenders pursuant hereto, which forms or formats are not of general currency.

(b) Agent and each Lender will maintain, as confidential (other than to their respective attorneys, agents, accountants, participants and prospective participants) all confidential information provided by the Obligors pursuant to the Loan Documents, except that such confidential information may be disclosed by Agent or such Lender (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrowers and their obligations, (g) with the consent of the Borrowers or (h) to the extent such information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Agent, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrowers.

(c) Nothing included herein shall prohibit the disclosure of any such information as may be required to be provided by judicial process or by regulatory authorities having jurisdiction over any party to this Agreement.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

Signature Page to Loan and Security Agreement

MOTHERS WORK, INC.
(“Lead Borrower”)

By:	/s/ Edward M. Krell
Edward M. Krell
Executive Vice President –
Chief Financial Officer

CAVE SPRINGS, INC.
(a “Borrower”)

By:	/s/ Edward M. Krell
Edward M. Krell
Executive Vice President –
Chief Financial Officer

MOTHERS WORK CANADA, INC.
(a “Guarantor”)

By:	/s/ Edward M. Krell
Edward M. Krell
Executive Vice President –
Chief Financial Officer

Signature Page to Loan and Security Agreement

BANK OF AMERICA, N.A.
(“Lender”)

By:	/s/ Christine Hutchinson
Print Name:	Christine Hutchinson
Title:	Vice President

BANK OF AMERICA, N.A.
(“Administrative Agent”)

By:	/s/ Christine Hutchinson
Print Name:	Christine Hutchinson
Title:	Vice President

BANK OF AMERICA, N.A.
(“Collateral Agent”)

By:	/s/ Christine Hutchinson
Print Name:	Christine Hutchinson
Title:	Vice President

EXHIBIT 2.7

SWINGLINE NOTE	BANK OF AMERICA, N.A.,
$10,000,000.00	Payee

Boston, Massachusetts	Date: March 13, 2007

FOR VALUE RECEIVED, the undersigned Mothers Work, Inc., a Delaware corporation, and Cave Springs, Inc., a Delaware corporation, each with their principal office at 456 North Fifth Street, Philadelphia, Pennsylvania 19123 (the “Borrowers”), promises to pay to the order of Bank of America, N.A., a national banking association (hereinafter, with any subsequent holder, the “Payee”), at the offices of the Administrative Agent at 100 Federal Street, Boston, Massachusetts 02110, or at such other place as the Payee or any holder hereof may from time to time designate the aggregate principal amount of Ten Million Dollars ($10,000,000.00) or so much as may be advanced to the Borrowers as a SwingLine Loan, whichever is less, pursuant to the Second Amended and Restated Loan and Security Agreement (as such may be amended hereafter, the “Loan Agreement”) by and among Bank of America, N.A., as Administrative Agent and Collateral Agent, the Lenders party thereto, the Payee and the Obligors party thereto including the Borrowers, with interest, at the rate and payable in the manner, stated therein. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement.

This is the “SwingLine Note” to which reference is made in the Loan Agreement and is subject to all terms and provisions thereof. The principal of, and interest on, this SwingLine Note shall be payable as provided in the Loan Agreement and shall be subject to acceleration as provided therein.

The Administrative Agent’s books and records concerning the SwingLine Loans, the accrual of interest thereon, and the repayment of such SwingLine Loans, shall be prima facie evidence of the indebtedness to the Payee hereunder.

No delay or omission by the Administrative Agent, the Collateral Agent, or the Payee in exercising or enforcing any of the Payee’s powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

Each Borrower waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each Borrower assents to any extension or other indulgence (including, without limitation, the release or substitution of collateral) permitted by the Administrative Agent, the Collateral Agent, or the Payee with respect to this SwingLine Note and/or any collateral given to secure this SwingLine Note or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of the Borrowers or any other person obligated on account of this SwingLine Note.

This SwingLine Note shall be binding upon the each Borrower and upon its respective heirs, successors, assigns, and representatives, and shall inure to the benefit of the Payee and its respective successors, endorsees, and assigns. The liabilities of the Borrowers and of any endorser or guarantor of this SwingLine Note, are joint and several; provided, however, the release by the Administrative

Agent, the Collateral Agent or the Payee of any one or more such person, endorser or guarantor shall not release any other person obligated on account of this SwingLine Note. Each reference in this SwingLine Note to any Borrower, any endorser, and any guarantor, is to such person individually and also to all such persons jointly, and in the case of the Lead Borrower, shall also be a reference to each Subsidiary. No person obligated on account of this SwingLine Note may seek contribution from any other person also obligated on account of this SwingLine Note unless and until all liabilities, obligations and indebtedness to the Payee of the person from whom contribution is sought have been satisfied in full.

This SwingLine Note is delivered to the Payee at the principal offices of the Administrative Agent in Boston, Massachusetts, shall be governed by the laws of the State of New York.

Each Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Administrative Agent, the Collateral Agent, and the Payee, in the establishment and maintenance of their respective relationships with each Borrower contemplated by the within SwingLine Note, is relying thereon. EACH BORROWER, TO THE EXTENT ENTITLED THERETO, WAIVES ANY PRESENT OR FUTURE RIGHT OF BORROWERS OR OF ANY OTHER PERSON LIABLE TO THE PAYEE ON ACCOUNT OF OR IN RESPECT TO THE LIABILITIES, TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH THE PAYEE IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE PAYEE OR IN WHICH THE PAYEE IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT TO, ANY RELATIONSHIP AMONGST OR BETWEEN THE BORROWERS, ANY SUCH PERSON, AND THE PAYEE.

[Remainder of page intentionally left blank]

Signature Page to SwingLine Note

Executed as of this 13th day of March, 2007.

MOTHERS WORK, INC. (“Borrower”)

By:
Print Name:
Title:

CAVE SPRINGS, INC.
(“Borrower”)

By:
Print Name:
Title:

EXHIBIT 2.9

REVOLVING CREDIT NOTE	BANK OF AMERICA, N.A.,
$65,000,000.00	Payee

Boston, Massachusetts	Date: March 13, 2007

FOR VALUE RECEIVED, the undersigned Mothers Work, Inc., a Delaware corporation, and Cave Springs, Inc., a Delaware corporation, each with their principal office at 456 North Fifth Street, Philadelphia, Pennsylvania 19123 (the “Borrowers”), promise to pay to the order of Bank of America, N.A., a national banking association (hereinafter, with any subsequent holder, the “Payee”), at the offices of the Administrative Agent at 100 Federal Street, Boston, Massachusetts 02110, or at such other place as the Payee or any holder hereof may from time to time designate, the aggregate principal amount of Sixty-Five Million Dollars ($65,000,000.00) or so much as Payee has advanced to or for the account of the Borrowers as a Revolving Credit Loan , whichever is less, pursuant to the Second Amended and Restated Loan and Security Agreement (as such may be amended hereafter, the “Loan Agreement”) by and among Bank of America, N.A., as Administrative Agent and Collateral Agent, the Lenders party thereto, the Payee and the Obligors party thereto including the Borrowers, with interest, at the rate and payable in the manner, stated therein. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement.

This is the “Revolving Credit Note” to which reference is made in the Loan Agreement and is subject to all terms and provisions thereof. The principal of, and interest on, this Revolving Credit Note shall be payable as provided in the Loan Agreement and shall be subject to acceleration as provided therein.

The Administrative Agent’s books and records concerning the Revolving Credit Loans, the accrual of interest thereon, and the repayment of such Revolving Credit Loans, shall be prima facie evidence of the indebtedness to the Payee hereunder.

No delay or omission by the Administrative Agent, the Collateral Agent or the Payee in exercising or enforcing any of the Payee’s powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

Each Borrower waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each Borrower assents to any extension or other indulgence (including, without limitation, the release or substitution of collateral) permitted by the Administrative Agent, the Collateral Agent or the Payee with respect to this Revolving Credit Note and/or any collateral given to secure this Revolving Credit Note or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of the each Borrower or any other person obligated on account of this Revolving Credit Note.

This Revolving Credit Note shall be binding upon the each Borrower and upon its respective heirs, successors, assigns, and representatives, and shall inure to the benefit of the Payee and its successors, endorsees, and assigns. The liabilities of the Borrowers and of any endorser or guarantor of this Revolving Credit Note, are joint and several; provided, however, the release by the Administrative Agent, the Collateral Agent or the Payee of any one or more such person, endorser or guarantor shall not release any other person obligated on account of this Revolving Credit Note. Each reference in this Revolving Credit Note to any Borrower, any endorser, and any guarantor, is to such person individually and also to all such persons jointly, and in the case of the Lead Borrower, shall also be a reference to each Subsidiary. No person obligated on account of this Revolving Credit Note may seek contribution from any other person also obligated on account of this Revolving Credit Note unless and until all liabilities, obligations and indebtedness to the Payee of the person from whom contribution is sought have been satisfied in full.

This Revolving Credit Note is delivered to the Payee at the principal offices of the Administrative Agent in Boston, Massachusetts, shall be governed by the laws of the State of New York.

Each Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Payee, in the establishment and maintenance of the Payee’s relationship with each Borrower contemplated by the within Revolving Credit Note, is relying thereon. EACH BORROWER, TO THE EXTENT ENTITLED THERETO, WAIVES ANY PRESENT OR FUTURE RIGHT OF BORROWERS OR OF ANY OTHER PERSON LIABLE TO THE PAYEE ON ACCOUNT OF OR IN RESPECT TO THE LIABILITIES, TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH THE PAYEE IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE PAYEE OR IN WHICH THE PAYEE IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT TO, ANY RELATIONSHIP AMONGST OR BETWEEN THE BORROWERS, ANY SUCH PERSON, AND THE PAYEE.

[Remainder of page intentionally left blank]

Signature Page to Revolving Credit Note

Executed as of this 13th day of March, 2007.

MOTHERS WORK, INC.
(“Borrower”)

By:
Print Name:
Title:

CAVE SPRINGS, INC.
(“Borrower”)

By:
Print Name:
Title:

EXHIBIT 2.22

Revolving Lenders

Revolving Credit Lender	Revolving Credit Dollar Committment	Revolving Credit Commitment Percentage
Bank of America, N.A.	$65,000,000.00	100.0%
TOTAL	$65,000,000.00	100.0%

EXHIBIT 4.2

DUE ORGANIZATION, CORPORATE AUTHORIZATION, NO CONFLICTS

(a)	Corporate Structure

Name of Entity	Type of Entity	State of Organization	Stockholders / Capital Structure

Mothers Work, Inc.	Corporation	Delaware	Publicly held and traded on NASDAQ under ticker symbol “MWRK” No stockholders presently hold over 25% of the equity interests of Mothers Work, Inc.

Cave Springs, Inc.	Corporation	Delaware	100% owned by Mothers Work, Inc.

Mothers Work Canada, Inc.	Corporation	Delaware	100% owned by Mothers Work, Inc.

(b)	Affiliates

Name of Affiliate	Type of Entity	State of Organization (if any)	Relationship to Borrowers

Maternity Factory Warehouse Centre, Inc.	Corporation	Canada	100% owned by Mothers Work Canada, Inc.

Confecciones Acona S.A.	Corporation	Costa Rica	100% owned by Mothers Work, Inc.

EXHIBIT 4.3

TRADE NAMES

(a)(i)	The following are all names under which any Obligor has conducted its business within the past five (5) years:

A Pea in the Pod

apeainthepod.com

Cave Springs, Inc.

Dan Howard

Dan Howard Industries, Inc.

Destination Maternity

destinationmaternity.com

Edamame

Edamame The Maternity Spa

eSpecialty Brands, LLC

futuretrust

futuretrust.com

Futuretrust Family Financial Center

iMaternity

iMaternity.com

Maternite

Maternity Factory Warehouse Centre, Inc.

Maternity Works

Maternitymall.com

Maternitymall Superstore

Mimi Maternity

mimimaternity.com

Mimi Maternite

Motherhood

motherhood.com

Motherhood Baby

Motherhood Maternity

Motherhood Maternity Outlet

Mother’s Stores, Inc.

Mothers Work

Mothers Work, Inc.

Mothers Work Canada, Inc.

Oh Baby! by Motherhood

Steena

Two Hearts

Two Hearts Maternity

(a)(ii)	On October 17, 2001, the Lead Borrower completed its acquisition of eSpecialty Brands, LLC (“iMaternity”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) dated October 15, 2001, by and among the Lead Borrower, iMaternity Acquisition Corp., a wholly-owned subsidiary of the Lead Borrower (“Newco”), iMaternity and the holders of all of the outstanding equity interests of iMaternity. Pursuant to the Merger Agreement, Newco merged with and into iMaternity with iMaternity surviving as a wholly-owned subsidiary of the Lead Borrower. On September 30, 2003 iMaternity was merged with and into the Lead Borrower, with the Lead Borrower surviving such merger.

EXHIBIT 4.6(a)

LOCATIONS, LEASES AND LANDLORDS

Corporate Offices / Distribution Centers / Storage:

Location	Landlord	Landlord’s Address

456 North Fifth Street Philadelphia, PA 19123	None – Location owned	None – Location owned

4140 B Sladeview Crescent Unit 56, Mississauga Ontario, Canada	The Erin Mills Development Corporation	7501 Keele Street Suite 500 Concord, Ontario L4K 1Y2

2001 Kitty Hawk Avenue, Philadelphia, PA 19112	Philadelphia Authority for Industrial Development	1500 Market Street Suite 2600 West Philadelphia, PA 19102

Store Leases:

See attached chart of store leases.

Leased Departments:

See attached chart of leased departments. The Lead Borrower is the lessee or licensee under each of the leased department agreements.

See Exhibit 4.7(d)

Mothers Work, Inc.

Obligors

Store List

Motherswork					Landlord
Division	STR#	Name	City	State	Name	Street Address	City	State	Zip
MHOOD	106	MERL HAY	DES MOINES	IA	Urban	3800 MERLE HAY ROAD	DES MOINES	IA	50310
MHOOD	107	SOUTHSHR	BAY SHORE	NY	Westfield	1701 SUNRISE HWY	BAY SHORE	NY	11706
MHOOD	108	1#ALDERWD	LYNNWOOD	WA	General Growth	3000 184TH STREET SW	LYNNWOOD	WA	98037
MHOOD	109	BLVD	AMHERST	NY	Forest City	1219 NIAGARA FALL BLVD	AMHERST	NY	14226
MHOOD	110	#CORAL	CORALVILLE	IA	General Growth	1451 CORAL RIDGE AVENUE	CORALVILLE	IA	52241
MHOOD	111	NW PLAZA	ST ANN	MO	General Growth	250 NORTHWEST PLAZA	ST ANN	MO	63074
MHOOD	125	TUTTLE	COLUMBUS	OH	Mills	5043 TUTTLE CROSSING BLVD	COLUMBUS	OH	43017
MHOOD	139	GLENBROOK	FORT WAYNE	IN	General Growth	4201 COLDWATER RD.	FORT WAYNE	IN	46805
MHOOD	141	AVENUES	JACKSONVILLE	FL	Simon	10300 SOUTHSIDE BLVD.	JACKSONVILLE	FL	32256
MHOOD	142	1#CTRYSIDE	CLEARWATER	FL	Westfield	27001 US HWY 19 NORTH	CLEARWATER	FL	33761
MHOOD	147	1#STHRIDGE	GREENDALE	WI	Mills	5300 S. 76TH STREET	GREENDALE	WI	53129
MHOOD	156	1#GRT NTHRN	NORTH OLMSTED	OH	Westfield	418 GREAT NORTHERN MALL	NORTH OLMSTED	OH	44070
MHOOD	158	BONITA	MERIDIAN	MS	CBL	1000 BONITA LAKE CIRCLE	MERIDIAN	MS	39303
MHOOD	163	SUMMIT	AKRON	OH	Simon	3265 W. MARKET STREET	AKRON	OH	44333
MHOOD	176	CONSR SQ	MAYS LANDING	NJ	Developers Diversified	WRANGLEBORO CONSUMER SQUARE	MAYS LANDING	NJ	08330
MHOOD	230	MACON	MACON	GA	Lightstone Group	3661 EISENHOWER PKWY	MACON	GA	31206
MHOOD	231	MONTGMY PA	NORTH WALES	PA	Simon	217 MONTGOMERY MALL	NORTH WALES	PA	19454
MHOOD	238	HANES	WINSTON-SALEM	NC	CBL	3320 SILAS CREEK PRKWAY	WINSTON-SALEM	NC	27103
MHOOD	239	#BELDEN	CANTON	OH	Westfield	4385 BELDEN VILLAGE MALL	CANTON	OH	44718
MHOOD	240	VLLY VIEW	DALLAS	TX	Macerich	2196 VALLEY VIEW CENTER	DALLAS	TX	75240
MHOOD	241	GREAT LKS	MENTOR	OH	Simon	7850 MENTOR AVENUE	MENTOR	OH	44060
MHOOD	242	#HULEN	FORT WORTH	TX	General Growth	4800 S HULEN STREET	FORT WORTH	TX	76132
MHOOD	243	GOV SQ	TALLAHASSEE	FL	General Growth	1500 APALACHEE PKWY	TALLAHASSEE	FL	32301
MHOOD	245	SUNRISE	MASSAPEQUA	NY	Westfield	575 SUNRISE MALL	MASSAPEQUA	NY	11758
MHOOD	246	SOUTHPRK	MOLINE	IL	Simon	4500 16TH STREET	MOLINE	IL	61265
MHOOD	247	IRNDEQUT	IRONDEQUOIT	NY	Madison Marquette	285 IRONDEQUOIT MALL DRIVE	IRONDEQUOIT	NY	14622
MHOOD	248	1#EL CAJ	EL CAJON	CA	Westfield	595 PARKWAY PLAZA	EL CAJON	CA	92020
MHOOD	249	GRNWD	BOWLING GREEN	KY	General Growth	2625 SCOTTSVILLE RD	BOWLING GREEN	KY	42104
MHOOD	298	W RIDE	TOPEKA	KS	Simon	1801 SW WANAMAKER RD	TOPEKA	KS	66604
MHOOD	300	1#QUEENS CTR	ELMHURST	NY	Macerich	90-15 QUEENS BOULEVARD	ELMHURST	NY	11373
MHOOD	301	1#COBB TOWN	KENNESAW	GA	Simon	400 ERNEST W BARRETT PKY	KENNESAW	GA	30144
MHOOD	302	1#MCCAIN	N. LITTLE ROCK	AR	Simon	MC CAIN MALL	N. LITTLE ROCK	AR	72116
MHOOD	303	STAMFORD	STAMFORD	CT	Taubman	100 GREYROCK PLACE	STAMFORD	CT	06901
MHOOD	304	1#FEISTA	MESA	AZ	Macerich	1445 W. SOUTHERN AVE	MESA	AZ	85202
MHOOD	305	1#VALLEY FR	SANTA CLARA	CA	Westfield	2329 VALLEY FAIR SOUTH	SANTA CLARA	CA	95050
MHOOD	306	ST MONICA	SANTA MONICA	CA	Macerich	315 SANTA MONICA PLACE	SANTA MONICA	CA	90401
MHOOD	309	CAMINO	CARLSBAD	CA	Westfield	2525 EL CAMINO REAL	CARLSBAD	CA	92008
MHOOD	310	LAKESIDE	STERLING HEIGHTS	MI	General Growth	14600 LAKESIDE CIRCLE	STERLING HEIGHTS	MI	48313
MHOOD	311	1#OAKLAND	TROY	MI	Oakland Mall Ltd	634 WEST 14 MILE ROAD	TROY	MI	48083
MHOOD	312	CORDOVA	PENSACOLA	FL	Simon	5100 NORTH NINETH AVE	PENSACOLA	FL	32504
MHOOD	313	MEADOWS	LAS VEGAS	NV	General Growth	4300 MEADOWS LANE	LAS VEGAS	NV	89107
MHOOD	314	CORTANA	BATON ROUGE	LA	Mall Properties	9341 CORTANA PLACE	BATON ROUGE	LA	70815
MHOOD	315	SOUTHGATE	MISSOULA	MT	Southgate Mall Associates	SOUTHGATE MALL	MISSOULA	MT	59801
MHOOD	316	NORTHPARK	RIDGELAND	MS	Mills	NORTH PARK MALL	RIDGELAND	MS	39157
MHOOD	322	ORLAND SQ	ORLAND PARK	IL	Simon	152 ORLAND SQUARE	ORLAND PARK	IL	60462
MHOOD	323	# OAK PARK	OVERLAND PARK	KS	CBL	11417 WEST 95TH	OVERLAND PARK	KS	66214
MHOOD	324	SALEM CTR	SALEM	OR	General Growth	480 CENTER STREET N.E.	SALEM	OR	97301
MHOOD	325	FOX VALLEY	AURORA	IL	Westfield	2082 FOX VALLEY MALL	AURORA	IL	60504
MHOOD	326	1#VINTAGE FR	MODESTO	CA	Macerich	3401 DALE ROAD	MODESTO	CA	95356

Mothers Work, Inc.

Obligors

Store List

Motherswork					Landlord
Division	STR#	Name	City	State	Name	Street Address	City	State	Zip
MHOOD	327	1#YORKTOWN	LOMBARD	IL	Pehrson-Long	203 YORKTOWN CENTER	LOMBARD	IL	60148
MHOOD	329	TACOMA	TACOMA	WA	Simon	4502 S. STEELE ST	TACOMA	WA	98409
MHOOD	331	FLORIDA	ORLANDO	FL	Simon	8001 S. ORANGE BLOSSOM TRAIL	ORLANDO	FL	32809
MHOOD	332	WLDEN GALL	BUFFALO	NY	Pyramid	WALDEN GALLERIA DR. & RT. 90	BUFFALO	NY	14225
MHOOD	333	WOODFIELD	SCHAUMBURG	IL	Taubman	5 WOODFIELD MALL	SCHAUMBURG	IL	60173
MHOOD	338	1#HAMILTON	CHATTANOOGA	TN	CBL	2100 HAMILTON PLACE	CHATTANOOGA	TN	37421
MHOOD	339	COTTONWOOD	ALBUQUERQUE	NM	Simon	10,000 COORS BLVD NW	ALBUQUERQUE	NM	87114
MHOOD	340	NEW PARK	NEWARK	CA	General Growth	5902 MOWRY AVENUE	NEWARK	CA	94560
MHOOD	341	1#WESTFARMS	FARMINGTON	CT	Taubman	224 WESTFARMS MALL	FARMINGTON	CT	06032
MHOOD	344	1# MIDLAND	MIDLAND	TX	Simon	4511 MIDKIFF ROAD	MIDLAND	TX	79705
MHOOD	345	ANNAPOLIS	ANNAPOLIS	MD	Westfield	1450 ANNAPOLIS MALL	ANNAPOLIS	MD	21401
MHOOD	347	1#LOS CERRTS	CERRITOS	CA	Macerich	512 LOS CERRITOS CENTER	CERRITOS	CA	90703
MHOOD	348	FREHLD RCWY	FREEHOLD	NJ	Macerich	FREEHOLD RACEWAY MALL	FREEHOLD	NJ	07728
MHOOD	352	1#GATEWAY	SPRINGFIELD	OR	General Growth	3000 GATEWAY STREET	SPRINGFIELD	OR	97477
MHOOD	353	1#SPRING HL	DUNDEE	IL	General Growth	1416 SPRING HILL MALL	DUNDEE	IL	60118
MHOOD	356	FAIR OAKS	FAIRFAX	VA	Taubman	M110 FAIR OAKS MALL	FAIRFAX	VA	22033
MHOOD	358	KNOXVILLE	KNOXVILLE	TN	Simon	3000 A MALL ROAD NORTH	KNOXVILLE	TN	37924
MHOOD	359	1#QUAIL SPGS	OKLAHOMA CITY	OK	General Growth	2501 W. MEMORIAL #234	OKLAHOMA CITY	OK	73120
MHOOD	360	EDISON	FORT MYERS	FL	Simon	4125 CLEVELAND AVENUE	FORT MYERS	FL	33901
MHOOD	361	NORTH STAR	SAN ANTONIO	TX	General Growth	7400 SAN PEDRO AVE #880	SAN ANTONIO	TX	78216
MHOOD	362	CLACKAMS	PORTLAND	OR	General Growth	12000 SE 82ND AVENUE	PORTLAND	OR	97266
MHOOD	364	NORTH CTY	ESCONDIDO	CA	Westfield	200 E VIA RANCHO PKWY	ESCONDIDO	CA	92025
MHOOD	365	ROSS PARK	PITTSBURGH	PA	Simon	1000 ROSS PARK MALL DR	PITTSBURGH	PA	15237
MHOOD	367	1#WHTE MRSH	BALTIMORE	MD	General Growth	8200 PERRY HALL BLVD	BALTIMORE	MD	21236
MHOOD	368	im BARTON CRK	AUSTIN	TX	Simon	2901 CAPITOL OF TEXAS HIGHWAY	AUSTIN	TX	78746
MHOOD	369	1#LYNHVN	VIRGINIA BEACH	VA	General Growth	701 LYNN HAVEN PKWY	VIRGINIA BEACH	VA	23453
MHOOD	370	DEERBROOK	HUMBLE	TX	General Growth	20131 HIGHWAY 59	HUMBLE	TX	77338
MHOOD	371	1#WILLOWBRK	HOUSTON	TX	General Growth	7925 FM 1960 WEST	HOUSTON	TX	77070
MHOOD	372	TOWNE WEST	WICHITA	KS	Simon	TOWNE WEST SQ.	WICHITA	KS	67209
MHOOD	373	1#PLAZABONITA	NATIONAL CITY	CA	Westfield	3030 PLAZA BONITA RD.#106	NATIONAL CITY	CA	91950
MHOOD	374	NRTHOWNE	SPOKANE	WA	General Growth	4750 DIVISON ST	SPOKANE	WA	99207
MHOOD	376	HAWTHORN	VERNON HILLS	IL	Westfield	329 HAWTHORN CIRCLE	VERNON HILLS	IL	60061
MHOOD	377	1#PARK CITY	LANCASTER	PA	General Growth	814 PARK CITY CENTER	LANCASTER	PA	17601
MHOOD	378	1#CITADEL	CHARLESTON	SC	CBL	600 THE CITADEL MALL	CHARLESTON	SC	29407
MHOOD	379	1#TUCSON	TUCSON	AZ	General Growth	4500 N. ORACLE ROAD	TUCSON	AZ	85705
MHOOD	386	1#OXMOOR CTR	LOUISVILLE	KY	David Hocker	7900 SHELBYVILLE ROAD	LOUISVILLE	KY	40222
MHOOD	390	1#PEARLRDGE	AIEA	HI	Watercress Associates	98-1005 MANALUA ROAD	AIEA	HI	96701
MHOOD	391	1#GALLERIA	HOUSTON	TX	Simon	5085 WESTHEIMER	HOUSTON	TX	77056
MHOOD	393	RIVERSIDE	RIVERSIDE	CA	General Growth	2025 GALLERIA AT TYLER	RIVERSIDE	CA	92503
MHOOD	394	WESTMINSTR	WESTMINSTER	CA	Simon	1024 WESTMINSTER MALL	WESTMINSTER	CA	92683
MHOOD	396	PEMBROKE	PEMBROKE PINES	FL	General Growth	11401 PINES BLVD #722	PEMBROKE PINES	FL	33026
MHOOD	398	MENLO PARK	EDISON	NJ	Simon	343 MENLO PARK MALL	EDISON	NJ	08837
MHOOD	399	VISTA RIDG	LEWISVILLE	TX	General Growth	2401 S STEMMONS FRWY#1426	LEWISVILLE	TX	75067
MHOOD	420	1# AVENTURA	MIAMI	FL	Turnberry	19575 BISCAYNE BLVD	MIAMI	FL	33180
MHOOD	421	BYBROOK	FRIENDSWOOD	TX	General Growth	1312 BAYBROOK MALL	FRIENDSWOOD	TX	77546
MHOOD	424	1#ARRWHD	GLENDALE	AZ	Macerich	7700 W. ARROWHEAD CENTER	GLENDALE	AZ	85308
MHOOD	426	HIGHLAND	AUSTIN	TX	General Growth	1180 HIGHLAND MALL	AUSTIN	TX	78752
MHOOD	428	#GAMMON	MADISON	WI	Midwest Expansion	434 GAMMON PLACE	MADISON	WI	53719
MHOOD	429	1#ORANGE	ORANGE	CA	Passco Real Estate	2217 N ORANGE MALL	ORANGE	CA	92665

Mothers Work, Inc.

Obligors

Store List

Motherswork					Landlord
Division	STR#	Name	City	State	Name	Street Address	City	State	Zip
MHOOD	430	1#LIVINGSTON	LIVINGSTON	NJ	Simon	#7 LIVINGSTON MALL	LIVINGSTON	NJ	07039
MHOOD	431	1#COLUMBIA	COLUMBIA	MD	General Growth	2322 COLUMBIA MALL	COLUMBIA	MD	21044
MHOOD	432	HANOVER	HANOVER	MA	Jones Lang LaSalle	1775 WASHINGTON STREET	HANOVER	MA	02339
MHOOD	443	MEADWOOD	RENO	NV	Mills	5183 MEADOWWOOD CIRCLE	RENO	NV	89502
MHOOD	451	NORTHRIDGE	NORTHRIDGE	CA	Macerich	9301 TAMPA AVENUE	NORTHRIDGE	CA	91324
MHOOD	454	BOYTON BCH	BOYNTON BEACH	FL	Simon	801 N. CONGRESS AVE ROOM 603	BOYNTON BEACH	FL	33426
MHOOD	455	SERRAMONTE	DALY CITY	CA	Jones Lang LaSalle	37 SERRAMONTE CENTER	DALY CITY	CA	94015
MHOOD	458	1#CIT COLRDO	COLORADO SPRINGS	CO	Midwest Mall Properties	750 CITADEL DRIVE EAST 2144	COLORADO SPRINGS	CO	80909
MHOOD	460	SUN VALLEY	CONCORD	CA	Taubman	274 SUN VALLEY MALL #D133	CONCORD	CA	94520
MHOOD	461	1#MONTEBELO	MONTEBELLO	CA	Macerich	1856 MONTEBELLO TOWN CENT	MONTEBELLO	CA	90640
MHOOD	462	1#FSHN PL	MURRAY	UT	General Growth	6191 SOUTH STATE	MURRAY	UT	84107
MHOOD	463	1#PHEASNT LN	NASHUA	NH	Simon	310 DANIEL WEBSTER HWY.	NASHUA	NH	03060
MHOOD	465	1#UNIV MALL	OREM	UT	Woodbury Corp	575 EAST UNIVERSITY PARKWAY	OREM	UT	84097
MHOOD	469	#WOODLNDS	WOODLANDS	TX	General Growth	1201 LAKE WOODLANDS DRIVE	WOODLANDS	TX	77380
MHOOD	470	1#MIDRIVERS	ST PETERS	MO	Westfield	MIDRIVERS MALL	ST PETERS	MO	63376
MHOOD	474	#METRO CTR	PHOENIX	AZ	Macerich	9617 N. METRO PARKWAY EAST	PHOENIX	AZ	85051
MHOOD	475	im DEL AMO SQ	TORRANCE	CA	Mills	DEL AMO FASHION SQUARE	TORRANCE	CA	90503
MHOOD	476	FOUR SEASNS	GREENSBORO	NC	General Growth	FOUR SEASONS	GREENSBORO	NC	27407
MHOOD	477	1#ALTAMONTE	ALTAMONT SPRINGS	FL	General Growth	451 ALTAMONTE AVENUE	ALTAMONT SPRINGS	FL	32701
MHOOD	479	#ROCKINGHAM	SALEM	NH	Simon	99 ROCKINGHAM PARK	SALEM	NH	03079
MHOOD	480	ST ANITA	ARCADIA	CA	Westfield	603 SANTA ANITA FASHION PARK	ARCADIA	CA	91006
MHOOD	481	UNIVERSITY	TAMPA	FL	Glimcher	2238 UNIVERSITY MALL	TAMPA	FL	33612
MHOOD	482	RIDGEDALE	MINNETONKA	MN	General Growth	12327 WAYZATA BLVD	MINNETONKA	MN	55305
MHOOD	483	CIELO VSTA	EL PASO	TX	Simon	CIELO VISTA MALL	EL PASO	TX	79925
MHOOD	484	1#WASH SQ	PORTLAND	OR	Macerich	9493 SW WASHINGTON SQUARE RD	PORTLAND	OR	97223
MHOOD	485	PLAZA AT W COVINA	WEST COVINA	CA	Westfield	1010 PLAZA DRIVE	WEST COVINA	CA	91790
MHOOD	486	SANTA ROSA	SANTA ROSA	CA	Simon	1036 SANTA ROSA PLAZA	SANTA ROSA	CA	95401
MHOOD	487	HILLTOP	RICHMOND	CA	Mills	1312 HILLTOP MALL ROAD	RICHMOND	CA	94806
MHOOD	488	1#QUAKER BDG	LAWRENCEVILLE	NJ	Simon	150 QUAKER BRIDGE MALL	LAWRENCEVILLE	NJ	08648
MHOOD	490	# COLUMBIA	COLUMBIA	SC	CBL	7201/AL-154 TWO NOTCH RD	COLUMBIA	SC	29223
MHOOD	491	MONTGOMERY	BETHESDA	MD	Westfield	7101 DEMOCRACY BLVD 255	BETHESDA	MD	20817
MHOOD	492	TYSONS CRN	MCLEAN	VA	Macerich	1961 CHAIN BRIDGE ROAD	MCLEAN	VA	22102
MHOOD	495	#WHEATON	WHEATON	MD	Westfield	11160 VEIRS ROAD	WHEATON	MD	20902
MHOOD	497	NORTHLAKE	ATLANTA	GA	Simon	1312 NORTHLAKE MALL	ATLANTA	GA	30345
MHOOD	498	NEWPORT CR	JERSEY CITY	NJ	Simon	30-264 MALL DRIVE	JERSEY CITY	NJ	07310
MHOOD	499	CRABTREE	RALEIGH	NC	Plaza Asoc.	4325 GLENWOOD AVENUE	RALEIGH	NC	27612
MHOOD	500	1#SPRINGFLD	SPRINGFIELD	VA	Vornado	6665 SPRINGFIELD MALL	SPRINGFIELD	VA	22150
MHOOD	501	1#OAKRDGE	SAN JOSE	CA	Westfield	925 BLOSSOM HILL ROAD	SAN JOSE	CA	95123
MHOOD	502	FAIRLANE	DEARBORN	MI	Taubman	FAIRLANE TOWN CENTER J313	DEARBORN	MI	48126
MHOOD	503	CHERRY CRK	DENVER	CO	Taubman	3000 EAST 1ST AVENUE	DENVER	CO	80206
MHOOD	506	#1 BOISE TWN	BOISE	ID	General Growth	350 N. MILWALUKEE	BOISE	ID	83704
MHOOD	508	1#TWELVE OAK	NOVI	MI	Taubman	27378 NOVI ROAD	NOVI	MI	48377
MHOOD	509	UTC	SAN DIEGO	CA	Westfield	4485 LAJOLLA VILLAGE	SAN DIEGO	CA	92122
MHOOD	510	1#JANSS	THOUSAND OAKS	CA	Thousand Oaks Marketplace LP	173 NORTH MOORPARK RD	THOUSAND OAKS	CA	91360
MHOOD	511	1#OWINGS MIL	OWINGS MILLS	MD	General Growth	10300 MILL RUN	OWINGS MILLS	MD	21117
MHOOD	512	1#LOUIS JOLI	JOLIET	IL	Westfield	1488 LOUIS JOLIET MALL	JOLIET	IL	60435
MHOOD	513	LAKEFOREST	GAITHERSBURG	MD	Mills	701 RUSSEL AVENUE	GAITHERSBURG	MD	20877
MHOOD	514	1#SCOTSDLE	SCOTTSDALE	AZ	Macerich	7014-2029 E CAMELBACK RD	SCOTTSDALE	AZ	85251
MHOOD	515	MARLEY STN	GLEN BURNIE	MD	Mills	7880 SO. RITCHIE HIGHWAY	GLEN BURNIE	MD	21061

Mothers Work, Inc.

Obligors

Store List

Motherswork					Landlord
Division	STR#	Name	City	State	Name	Street Address	City	State	Zip
MHOOD	516	PARADISE	PHOENIX	AZ	Macerich	4550-420 E. CACTUS ROAD	PHOENIX	AZ	85032
MHOOD	517	CAPITOLA	CAPITOLA	CA	Macerich	1855 41ST AVE #487	CAPITOLA	CA	95010
MHOOD	521	SUNSET	HENDERSON	NV	Forest City	1300 WEST SUNSET BLVD.	HENDERSON	NV	89015
MHOOD	522	MH-K.O.P.	KING OF PRUSSIA	PA	Simon	160 N. GULPH RD	KING OF PRUSSIA	PA	19406
MHOOD	523	GALLERY	PHILADELPHIA	PA	PREIT	10TH & MARKET ST.	PHILADELPHIA	PA	19107
MHOOD	526	#OAKVIEW	OMAHA	NE	General Growth	3001 S. 144TH STREET	OMAHA	NE	68144
MHOOD	527	1#STN ILAND	STATEN ISLAND	NY	General Growth	2655 RICKMOND AVEENUE	STATEN ISLAND	NY	10314
MHOOD	528	1#WESTSIDE	LOS ANGELES	CA	Macerich	10800 WEST PICO BLVD.	LOS ANGELES	CA	90064
MHOOD	529	AUGUSTA	AUGUSTA	GA	General Growth	3450 WRIGHTSBORO RD	AUGUSTA	GA	30909
MHOOD	530	CRYSTAL	WATERFORD	CT	Simon	850 HARTFORD TNPK	WATERFORD	CT	06385
MHOOD	531	EMERALD	NORTH ATTLEBORO	MA	Simon	999 S. WASHINGTON ST	NORTH ATTLEBORO	MA	02760
MHOOD	532	1#MAINE	SOUTH PORTLAND	ME	General Growth	364 MAINE MALL ROAD	SOUTH PORTLAND	ME	04106
MHOOD	536	1#ARDN FAIR	SACRAMENTO	CA	Macerich	1689 ARDEN WAY	SACRAMENTO	CA	95815
MHOOD	537	MALL OF AM	BLOOMINGTON	MN	555	228 SOUTH BLVD	BLOOMINGTON	MN	55425
MHOOD	539	SEMINOLE	SANFORD	FL	Simon	283 TOWN CENTER CIRCLE	SANFORD	FL	32771
MHOOD	542	ORANGE PARK	ORANGE PARK	FL	Simon	1910 WELLS ROAD	ORANGE PARK	FL	32073
MHOOD	543	KINGS PLAZA	BROOKLYN	NY	Vornado	5377 KINGS PLAZA	BROOKLYN	NY	11234
MHOOD	545	VALENCIA	VALENCIA	CA	Urban	24201 W VALENCIA BLVD	VALENCIA	CA	91355
MHOOD	546	1#TWN EAST	MESQUITE	TX	General Growth	2204 TOWN EAST MALL	MESQUITE	TX	75150
MHOOD	547	MONTCLAIR	MONTCLAIR	CA	General Growth	5022 MONTCLAIR PLAZA LANE	MONTCLAIR	CA	91763
MHOOD	548	1#TRI COUNTY	CINCINNATI	OH	Thor Equities	11700 PRINCETON PIKE	CINCINNATI	OH	45246
MHOOD	549	1# PARKS	ARLINGTON	TX	General Growth	3811 S COOPER ST	ARLINGTON	TX	76015
MHOOD	550	im CHERRY SS	CHERRY HILL	NJ	PREIT	956 CHERRY HILL MALL	CHERRY HILL	NJ	08002
MHOOD	551	1#CUMBERLND	ATLANTA	GA	General Growth	1405 CUMBERLAND MALL	ATLANTA	GA	30339
MHOOD	554	1#WOODLAND	TULSA	OK	Simon	7021 S. MEMORIAL DRIVE	TULSA	OK	74133
MHOOD	555	#SUGAR LND	SUGAR LAND	TX	Hines	16205 CITY WALK	SUGAR LAND	TX	77479
MHOOD	556	#MONMOUTH	EATONTOWN	NJ	Urban	RTE. 35 & WYCOFF RD.	EATONTOWN	NJ	07724
MHOOD	557	1#WOLFCHS	MEMPHIS	TN	Simon	2760 N. GERMANTOWN PKWY	MEMPHIS	TN	38133
MHOOD	558	HICKORY	ANITIOCH	TN	CBL	5252 HICKORY HOLLOW PKWY	ANITIOCH	TN	37013
MHOOD	560	1#LLOYDS	PORTLAND	OR	Glimcher	2201 LLOYD CENTER	PORTLAND	OR	97232
MHOOD	561	NORTHGATE	DURHAM	NC	Northgate Associates LP	1058 WEST CLUB BLVD	DURHAM	NC	27701
MHOOD	563	1#CORONADO	ALBUQUERQUE	NM	General Growth	6600 MENAUL BLVD., NE	ALBUQUERQUE	NM	87110
MHOOD	564	CHESTERFLD	RICHMOND	VA	Macerich	11500 MIDLOTHIAN TURNPIKE	RICHMOND	VA	23235
MHOOD	566	SUPERSTITN	MESA	AZ	Macerich	6555 E. SOUTHERN AVENUE	MESA	AZ	85206
MHOOD	568	SPRNGFLD	SPRINGFIELD	PA	Simon	1250 BLTIMORE PIKE	SPRINGFIELD	PA	19064
MHOOD	570	ST. CLAIR	FAIRVIEW HEIGHTS	IL	CBL	154 ST. CLAIR SQUARE	FAIRVIEW HEIGHTS	IL	62208
MHOOD	573	WESTWN	KNOXVILLE	TN	Simon	7600 KINGSTON PIKE	KNOXVILLE	TN	37919
MHOOD	574	BROWARD	PLANTATION	FL	Mills	8000 W. BROWARD BLVD.	PLANTATION	FL	33388
MHOOD	575	GREENWD	GREENWOOD	IN	Simon	1251 U.S. 31 NORTH	GREENWOOD	IN	46142
MHOOD	577	FOX RIVER	APPLETON	WI	General Growth	4301 W. WISCONSIN AVE.	APPLETON	WI	54915
MHOOD	578	WESTGATE	SPARTANBURG	SC	CBL	205 W BLACKSTOCK RD	SPARTANBURG	SC	29301
MHOOD	579	ST CHRLES	WALDORF	MD	Simon	11110 MALL CIRCLE	WALDORF	MD	20603
MHOOD	593	1#CAROUSEL	SYRACUSE	NY	Pyramid	9597 CAROUSEL CENTER	SYRACUSE	NY	13290
MHOOD	595	1#STRIDGE	PLEASANTON	CA	Mills	2121 STONERIDGE MALL	PLEASANTON	CA	94588
MHOOD	597	ESTVIEW	VICTOR	NY	Macerich	708 EASTVIEW MALL	VICTOR	NY	14564
MHOOD	598	WILLOW GR SS	WILLOW GROVE	PA	PREIT	2500 MORELAND AVE.	WILLOW GROVE	PA	19090
MHOOD	732	AUBURN	AUBURN	MA	Simon	385 SOUTHBRIDGE STREET	AUBURN	MA	01501
MHOOD	733	RUSHMORE	RAPID CITY	SD	Macerich	220 NORTH MAPLE,	RAPID CITY	SD	57701
MHOOD	734	INDEPENDENCE	WILMINGTON	NC	Westfield	3500 OLEANDER DRIVE	WILMINGTON	NC	28403

Mothers Work, Inc.

Obligors

Store List

Motherswork					Landlord
Division	STR#	Name	City	State	Name	Street Address	City	State	Zip
MHOOD	748	CHRLSTON	CHARLESTON	WV	Forest City	3000 Charleston Town Center	CHARLESTON	WV	25389
MHOOD	764	GREENBR	CHESAPEAKE	VA	CBL	1401 GREENBRIAR PKWY	CHESAPEAKE	VA	23320
MHOOD	765	WHITE OAK	SPRINGFIELD	IL	Simon	2501 WEST WABASH AVENUE	SPRINGFIELD	IL	62704
MHOOD	766	COLNAL PK	HARRISBURG	PA	Glimcher	RTE. #22 AND COLONIAL ROAD	HARRISBURG	PA	17109
MHOOD	767	PROVO	PROVO	UT	General Growth	1200S. TOWNE CENTER	PROVO	UT	84601
MHOOD	787	FOX RUN	NEWINGTON	NH	Jones Lang LaSalle	FOX RUN ROAD	NEWINGTON	NH	03801
MHOOD	850	1#BURLINGTON	BURLINGTON	MA	Simon	MIDDLESEX RD. & RT. 128	BURLINGTON	MA	01803
MHOOD	853	1#CMBRDGSD	CAMBRIDGE	MA	N.E. Development	100 CAMBRIDGESIDE PLACE	CAMBRIDGE	MA	02141
MHOOD	854	OAKBROOK	OAKBROOK	IL	General Growth	521 OAKBROOK CENTER	OAKBROOK	IL	60521
MHOOD	856	WEST SHORE	TAMPA	FL	Glimcher	327 WEST SHORE PLAZA	TAMPA	FL	33609
MHOOD	857	NORTHPNT	ALPHARETTA	GA	Cousins	6270 NORTH POINTE PKWY.	ALPHARETTA	GA	30022
MHOOD	858	FAIRFIELD	BEAVER CREEK	OH	Glimcher	2727 FAIRFIELD COMMONS	BEAVER CREEK	OH	45431
MHOOD	859	1#SOUTHDALE	EDINA	MN	Mills	2510 SOUTHDALE CENTER	EDINA	MN	55435
MHOOD	860	HILLSDALE	SAN MATEO	CA	Bohannon Development	233 HILLSDALE CENTER	SAN MATEO	CA	94403
MHOOD	865	SHRT HILLS	SHORT HILLS	NJ	Taubman	RT. 24 & JFK PKWY.	SHORT HILLS	NJ	07078
MHOOD	969	CARY	CARY	NC	CBL	1105 WALNUT ST	CARY	NC	27511
MHOOD	976	1#SLVER CTY	TAUNTON	MA	General Growth	2 GALLERIA MALL DRIVE	TAUNTON	MA	02780
MHOOD	977	COOL SPRNGS	FRANKLIN	TN	CBL	1800 GALLERIA BLVD	FRANKLIN	TN	37067
MHOOD	978	OGLETHRP	SAVANNAH	GA	General Growth	7804 ABERCORN EXTENSION	SAVANNAH	GA	31406
MHOOD	979	MERIDEN	MERIDEN	CT	Westfield	470 LEWIS AVENUE	MERIDEN	CT	06451
MHOOD	980	ANTELOPE	PALMDALE	CA	Forest City	1233 WEST AVENUE P	PALMDALE	CA	93551
MHOOD	981	MLL OF LA	BATON ROUGE	LA	General Growth	6401 BLUEBONNET BLVD	BATON ROUGE	LA	70809
MHOOD	982	NW ARKNS	FAYETTEVILLE	AR	Midwest Mall Properties	4201 NORTH SHILOH BLVD	FAYETTEVILLE	AR	72703
MHOOD	983	BATTLEFLD	SPRINGFIELD	MO	Simon	2825 S. GLENSTONE	SPRINGFIELD	MO	65804
MHOOD	984	VANCOUVER	VANCOUVER	WA	Westfield	8700 NE VANCOUVER MALL DR.	VANCOUVER	WA	98662
MHOOD	985	1#PIERRE BOS	BOSSIER CITY	LA	General Growth	2950 EAST TEXAS STREET	BOSSIER CITY	LA	71111
MHOOD	988	GRNIT RUN	MEDIA	PA	Simon	1067 W. BALTIMORE PIKE	MEDIA	PA	19063
MHOOD	989	PADRES SPL	CORPUS CHRISTI	TX	Padre Staples Mall	5488 PADRE STAPLES	CORPUS CHRISTI	TX	78411
MHOOD	1300	TEMECULA	TEMECULA	CA	Forest City	40820 WINCHESTER RD	TEMECULA	CA	92591
MHOOD	1302	PANAMA	PANAMA CITY	FL	CBL	2192 MARTIN LUTHER KING BLVD	PANAMA CITY	FL	32405
MHOOD	1303	LOGAN VLY	ALTOONA	PA	PREIT	RTE. 220 & GOODS LA	ALTOONA	PA	16601
MHOOD	1306	TURTLE CRK	HATTIESBURG	MS	CBL	1000 TURTLE CREEK DRIVE	HATTIESBURG	MS	39402
MHOOD	1308	MERIDIAN	OKEMOS	MI	CBL	1982 E. GRAND RIVER AVE.	OKEMOS	MI	48864
MHOOD	1312	BRASS MILL	WATERBURY	CT	General Growth	495 UNION STREET	WATERBURY	CT	06706
MHOOD	1313	#CHAPEL HILL	COLORADO SPRINGS	CO	General Growth	1710 BRIARGATE BLVD	COLORADO SPRINGS	CO	80920
MHOOD	1314	WESTMNSTER	WESTMINSTER	CO	Dreiseszun & Morgan	5433 W. 88TH AVENUE	WESTMINSTER	CO	80030
MHOOD	1316	WESTGATE	AMARILLO	TX	Jones Lang LaSalle	7701 W. I-40	AMARILLO	TX	79160
MHOOD	1317	DULLES	DULLES	VA	General Growth	21100 DULLES TOWN CENTER	DULLES	VA	20166
MHOOD	1318	GOLF MILL	NILES	IL	General Growth	252 GOLF MILL SHOPPING CTR	NILES	IL	60714
MHOOD	1319	MACARTHUR	NORFOLK	VA	Taubman	300 MONTICELLO AVE.	NORFOLK	VA	23510
MHOOD	1320	ESPLANADE	KENNER	LA	General Growth	1401 W. ESPLANADE AVE.	KENNER	LA	70065
MHOOD	1321	PLAZA SOL	BAYAMON	PR	Developers Diversified	600 WEST MAIN AVENUE	BAYAMON	PR	00961
MHOOD	1324	WEBERSTON	STOCKTON	CA	Glimcher	4950 PACIFIC MALL	STOCKTON	CA	95207
MHOOD	1325	FRONTIER	CHEYENNE	WY	CBL	1400 DEL RANGE BLVD	CHEYENNE	WY	82009
MHOOD	1326	KIRKWD	BISMARCK	ND	Urban	705 KIRKWOOD MALL	BISMARCK	ND	58504
MHOOD	1327	PARMATWN	PARMA	OH	Forest City	8031 W. RIDGEWOOD DR	PARMA	OH	44129
MHOOD	1331	TULSA PROM	TULSA	OK	Glimcher	4107 YALE AVENUE SOUTH	TULSA	OK	74135
MHOOD	1336	LAYTON	LAYTON	UT	CBL	2043 LAYTON HILLS MALL	LAYTON	UT	84041
MHOOD	1337	NESHMNY	BENSALEM	PA	General Growth	718 NESHAMINY MALL	BENSALEM	PA	19020

Mothers Work, Inc.

Obligors

Store List

Motherswork					Landlord
Division	STR#	Name	City	State	Name	Street Address	City	State	Zip
MHOOD	1339	ANCHRGE	ANCHORAGE	AK	Simon	320 WEST 5TH AVENUE	ANCHORAGE	AK	99501
MHOOD	1340	RIVERCHS	BIRMINGHAM	AL	General Growth	2000-297 RIVERCHASE GALLE	BIRMINGHAM	AL	35244
MHOOD	1341	MAIN PLC	SANTA ANA	CA	Macerich	2800 N. MAIN STREET	SANTA ANA	CA	92705
MHOOD	1342	PLAZA CRLINA	CAROLINA	PR	Simon	65 INFANTERIA & FRAGOSO	CAROLINA	PR	00988
MHOOD	1343	PRINCE	HYATTSVILLE	MD	PREIT	3500 EAST-WEST HIGHWAY	HYATTSVILLE	MD	20782
MHOOD	1344	ARBOR	DOUGLASVILLE	GA	CBL	1510 ARBOR PLACE MALL	DOUGLASVILLE	GA	30135
MHOOD	1345	LAKELN	CEDAR PARK	TX	Simon	11200 LAKELINE MALL DR	CEDAR PARK	TX	78613
MHOOD	1346	CTRY III	WEST MIFFLIN	PA	Simon	3075 CLAIRTON ROAD	WEST MIFFLIN	PA	15123
MHOOD	1347	SARASOTA	SARASOTA	FL	Westfield	8201 S. TAMIAMI TRAIL	SARASOTA	FL	34238
MHOOD	1348	FLORENCE	FLORENCE	KY	General Growth	2026 FLORENCE MALL	FLORENCE	KY	41042
MHOOD	1349	SOUTH BAY	REDONDO BEACH	CA	Forest City	1815 HAWTHORNE BLVD	REDONDO BEACH	CA	90278
MHOOD	1350	VALLEY PLAZA	BAKERSFIELD	CA	General Growth	2701 MING AVENUE	BAKERSFIELD	CA	93304
MHOOD	1352	PLYMOUTH	PLYMOUTH MEETING	PA	PREIT	1145 PLYMOUTH MEETING MALL	PLYMOUTH MEETING	PA	19462
MHOOD	1353	WOODBRIDGE	WOODBRIDGE	NJ	General Growth	118 WOODBRIDGE CNTR DRIVE	WOODBRIDGE	NJ	07095
MHOOD	1354	RIVERTWN	GRANDVILLE	MI	General Growth	3700 RIVERTOWN PARKWAY	GRANDVILLE	MI	49418
MHOOD	1356	PARKDALE	BEAUMONT	TX	CBL	6155 EASTEX FRWY. #A-118	BEAUMONT	TX	77706
MHOOD	1357	PENN SQ	OKLAHOMA CITY	OK	Simon	1901 MW EXPRESSWAY	OKLAHOMA CITY	OK	73118
MHOOD	1358	SOUTHLAKE	MERILVILLE	IN	Westfield	1941 SOUTHLAKE MALL	MERILVILLE	IN	46410
MHOOD	1359	DAYTON	DAYTON	OH	Glimcher	2700 MIAMISBURG-CNTRVILLE	DAYTON	OH	45459
MHOOD	1361	S. CNTY	ST. LOUIS	MO	Westfield	309 SOUTH COUNTY WAY	ST. LOUIS	MO	63129
MHOOD	1362	SOUTHERN PARK	YOUNGSTOWN	OH	Simon	7401 MARKET STREET	YOUNGSTOWN	OH	44512
MHOOD	1363	BRDLY PRK	COLUMBUS	GA	Developers Diversified	1591 BRADLEY PARK DR	COLUMBUS	GA	31904
MHOOD	1365	WATERFRD	ORLANDO	FL	Simon	385 N. ALAFAYA TRAIL	ORLANDO	FL	32828
MHOOD	1367	TERRA VSTA	RANCHO CUCAMONGA	CA	Lewis Retail Centers	10582 FOOTHILL BLVD	RANCHO CUCAMONGA	CA	91730
MHOOD	1368	ANAHEIM	ANAHEIM	CA	Donahue Schriber	8132 E. SANTA ANA CANYON	ANAHEIM	CA	92808
MHOOD	1370	GROSSMONT	LA MESA	CA	CB Richard Ellis	5500 GROSSMONT DRIVE	LA MESA	CA	91942
MHOOD	1371	HARDN RNCH	SALINAS	CA	Pratt-Goldsmith, Inc.	1620 NORTH MAIN ST	SALINAS	CA	93906
MHOOD	1372	SHAWNEE	SHAWNEE	KS	AIG Baker Shopping Center LLC	15230 SHAWNEE MISSION PKWY	SHAWNEE	KS	66217
MHOOD	1373	GA CROSS	BUFORD	GA	Simon	3385 WOODWARD MILL CROSSING	BUFORD	GA	30519
MHOOD	1374	CHINO	CHINO	CA	Vestar Properties Inc.	3926 GRAND AVE.	CHINO	CA	91710
MHOOD	1383	LAFAYT	INDIANAPOLIS	IN	Simon	3919 LAFAYETTE RD.	INDIANAPOLIS	IN	46254
MHOOD	1384	DEL NORTE	LAREDO	TX	CBL	5300 N. SAN DARIO	LAREDO	TX	78041
MHOOD	1385	BROADWAY	HICKSVILLE	NY	Vornado	664 BROADWAY MALL	HICKSVILLE	NY	11801
MHOOD	1386	MOORESTWN	MOORESTOWN	NJ	PREIT	400 ROUTE 38	MOORESTOWN	NJ	08057
MHOOD	1388	TWN CNTR @ BOCA	BOCA RATON	FL	Simon	136 TOWN CENTER	BOCA RATON	FL	33431
MHOOD	1389	PACIFIC VW	VENTURA	CA	Macerich	3301-2119 EAST MAIN STREET	VENTURA	CA	93003
MHOOD	1390	INGRAM	SAN ANTONIO	TX	Simon	6301 NW LOOP 410	SAN ANTONIO	TX	78238
MHOOD	1391	STEINWAY	ASTORIA	NY	Ettore DeLuca	31-49 STEINWAY STREET	ASTORIA	NY	11103
MHOOD	1392	VNTGE OAKS	NOVATO	CA	CB Richard Ellis	104 VINTAGE WAY	NOVATO	CA	94945
MHOOD	1393	HOLYOKE	HOLYOKE	MA	Pyramid	50 HOLYOKE STREET	HOLYOKE	MA	01040
MHOOD	1394	POUGHKPSE	POUGHKEEPSIE	NY	Pyramid	790 SOUTH ROAD	POUGHKEEPSIE	NY	12601
MHOOD	1397	SPOKANE	SPOKANE	WA	General Growth	14700 EAST INDIANA AVE	SPOKANE	WA	99216
MHOOD	1398	FORD CITY	CHICAGO	IL	General Growth	7601 S. CICERO AVE.	CHICAGO	IL	60652
MHOOD	1399	SOUTHWEST	LITTLETON	CO	General Growth	8501 W. BOWLES AVENUE	LITTLETON	CO	80123
MHOOD	1700	BLVD MALL	LAS VEGAS	NV	General Growth	3602 S. MARYLAND PKWY	LAS VEGAS	NV	89109
MHOOD	1701	IRVING TWN	IRVING	TX	Cencor Realty Services	3401 W. AIRPORT FREEWAY	IRVING	TX	75062
MHOOD	1702	LEHIGH VLLY	WHITEHALL	PA	Simon	203 LEHIGH VALLEY MALL	WHITEHALL	PA	18052
MHOOD	1703	DOVER	DOVER	DE	Mills	3054 DOVER MALL	DOVER	DE	19901
MHOOD	1706	GOLDEN EAST	ROCKY MOUNT	NC	Hendon Golden East LLC	1100 N WESLYN BLVD	ROCKY MOUNT	NC	27804

Mothers Work, Inc.

Obligors

Store List

Motherswork					Landlord
Division	STR#	Name	City	State	Name	Street Address	City	State	Zip
MHOOD	1708	RICHLAND	WACO	TX	CBL	6001 WEST WACO DRIVE	WACO	TX	76710
MHOOD	1710	STONEBRIAR	FRISCO	TX	General Growth	2600 PRESTON ROAD	FRISCO	TX	75034
MHOOD	1711	CORAL RDG	FT. LAUDERDALE	FL	Gumberg Asset	3200 N. FEDERAL HIGHWAY	FT. LAUDERDALE	FL	33306
MHOOD	1712	GRAPEVN TC	GRAPEVINE	TX	Cencor Realty Services	1451 STATE HWY. 114 WEST	GRAPEVINE	TX	76051
MHOOD	1713	CAPITAL CITY	CAMP HILL	PA	PREIT	3523 CAPITAL CITY MALL DRIVE	CAMP HILL	PA	17011
MHOOD	1718	ASHVILLE	ASHVILLE	NC	CBL	3 SOUTH TUNNEL ROAD	ASHVILLE	NC	28805
MHOOD	1721	EASTON	COLUMBUS	OH	Steiner & Ass	236 EASTON TOWN CENTER	COLUMBUS	OH	43219
MHOOD	1722	TREASURE CST	JENSEN BEACH	FL	Simon	3054 NW FEDERAL HIGHWAY	JENSEN BEACH	FL	34957
MHOOD	1723	APACHE	ROCHESTER	MN	General Growth	333 APACHE MALL	ROCHESTER	MN	55902
MHOOD	1725	OLYMPIA	LIVE OAK	TX	S.A. Development Company	8222 AGORA PARKWAY	LIVE OAK	TX	78233
MHOOD	1727	MAGNOLIA	FLORENCE	SC	PREIT	2701 DAVID MCLEOD BLVD	FLORENCE	SC	29501
MHOOD	1728	NEW HAMPSHIRE	MANCHESTER	NH	Simon	1500 S. WILLOW ST	MANCHESTER	NH	03103
MHOOD	1729	YORK	YORK	PA	CBL	2899 WHITEFORD ROAD	YORK	PA	17402
MHOOD	1732	EASTLAND	BLOOMINGTON	IL	CBL	1615 EAST EMPIRE	BLOOMINGTON	IL	61701
MHOOD	1733	KY OAKS	PADUCAH	KY	Cafaro	5101 HINKLEVILLE RD.	PADUCAH	KY	42001
MHOOD	1734	SAN JACINTO	BAYTOWN	TX	SJM Realty	1590 SAN JACINTO MALL	BAYTOWN	TX	77521
MHOOD	1735	SPOTTS	FREDRICKSBURG	VA	Cafaro	355 SPOTSYLVANIA MALL	FREDRICKSBURG	VA	22407
MHOOD	1736	SUNRISE	BROWNSVILLE	TX	CBL	2370 N. EXPRESSWAY	BROWNSVILLE	TX	78521
MHOOD	1739	PLAINFIELD	PLAINFIELD	IN	Premier	2685 E. MAIN STREET	PLAINFIELD	IN	46168
MHOOD	1740	WOODLND	GRAND RAPIDS	MI	PREIT	3175 28TH STREET	GRAND RAPIDS	MI	49508
MHOOD	1741	RIDGMAR	FORT WORTH	TX	Macerich	1866 GREEN OAKS ROAD	FORT WORTH	TX	76116
MHOOD	1743	INTERNATL	TAMPA	FL	Taubman	2223 NORTH WEST SHORE BLVD	TAMPA	FL	33607
MHOOD	1744	PREMIER	MANDEVILLE	LA	Stirling	3414 HIGHWAY 190	MANDEVILLE	LA	70470
MHOOD	1745	SOUTH PARK	SAN ANTONIO	TX	Jones Lang LaSalle	2310 SOUTHWEST MILITARY DRIVE	SAN ANTONIO	TX	78224
MHOOD	1746	EXTON	EXTON	PA	PREIT	164 EXTON SQUARE PKWY	EXTON	PA	19341
MHOOD	1747	KILLEEN	KILLEEN	TX	Jones Lang LaSalle	2100 SOUTH WS YOUNG DR	KILLEEN	TX	76543
MHOOD	1748	CT POST MALL	MILFORD	CT	Westfield	1201 BOSTON POST ROAD	MILFORD	CT	06460
MHOOD	1749	COLUMBIANA	COLUMBIA	SC	General Growth	100 COLUMBIANA CIRCLE	COLUMBIA	SC	29212
MHOOD	1750	MADISON	HUNTSVILLE	AL	CBL	5901 UNIVERSITY DRIVE	HUNTSVILLE	AL	35806
MHOOD	1751	HANFORD	HANFORD	CA	General Growth	1675 W LACEY BLVD, C5	HANFORD	CA	93230
MHOOD	1752	KAAHUMANU	KAHULUI	HI	General Growth	275 W KAAHUMANU AVE	KAHULUI	HI	96732
MHOOD	1753	OAKS	GAINESVILLE	FL	General Growth	6279 NEWBERRY ROAD	GAINESVILLE	FL	32605
MHOOD	1754	VICTOR	VICTORVILLE	CA	Macerich	14400 BEAR VALLEY RD	VICTORVILLE	CA	92392
MHOOD	1755	WILLOW BEND	PLANO	TX	Taubman	6121 W PARK BLVD	PLANO	TX	75093
MHOOD	1756	WELLINGTON	WELLINGTON	FL	Taubman	10300 WEST FOREST HILL BLVD	WELLINGTON	FL	33414
MHOOD	1758	LONGVIEW MALL	LONGVIEW	TX	Simon	3500 McCANN ROAD	LONGVIEW	TX	75605
MHOOD	1760	COLUMBIA	COLUMBIA	MO	General Growth	2300 BERNADETTE DRIVE	COLUMBIA	MO	65203
MHOOD	1761	OAKDALE	JOHNSON CITY	NY	Vornado	233 REYNOLDS ROAD	JOHNSON CITY	NY	13790
MHOOD	1763	EASTLAND	EVANSVILLE	IN	Simon	800 N GREEN RIVER RD	EVANSVILLE	IN	47715
MHOOD	1764	SOUTHLAND	TAYLOR	MI	General Growth	23000 EUREKA ROAD	TAYLOR	MI	48180
MHOOD	1765	ROSE	ROSEVILLE	CA	Westfield	1151 GALLERIA BLVD	ROSEVILLE	CA	95678
MHOOD	1766	BELLIS	BELLINGHAM	WA	General Growth	ONE BELLIS PARKWAY	BELLINGHAM	WA	98226
MHOOD	1767	GATEWAY	LINCOLN	NE	Westfield	6100 EAST O STREET	LINCOLN	NE	68505
MHOOD	1768	UNIV PARK	MISHAWAKA	IN	Simon	6501 N. GRAPE ROAD	MISHAWAKA	IN	46545
MHOOD	1769	AVON	AVON	OH	First Interstate	35868 DETROIT ROAD	AVON	OH	44011
MHOOD	1771	ROOKWOOD	CINCINNATI	OH	Anderson	2745 EDMONDSON ROAD	CINCINNATI	OH	45209
MHOOD	1772	PUENTE HILLS	CITY OF INDUSTRY	CA	Glimcher	1600 AZUSA AVENUE	CITY OF INDUSTRY	CA	91748
MHOOD	1775	GRAND TETON	IDAHO FALLS	ID	General Growth	2300 E 17TH STREET	IDAHO FALLS	ID	83404
MHOOD	1776	ABILENE	ABILENE	TX	Nomura Asset Capital Corp	4310 BUFFALO GAP ROAD	ABILENE	TX	79606

Mothers Work, Inc.

Obligors

Store List

Motherswork					Landlord
Division	STR#	Name	City	State	Name	Street Address	City	State	Zip
MHOOD	1777	ROBINSON	PITTSBURGH	PA	Forest City	1310 ROBINSON CENTER DR	PITTSBURGH	PA	15205
MHOOD	1778	WYMING VLY	WILKES-BARRE	PA	PREIT	29 WYOMING VALLEY MALL	WILKES-BARRE	PA	18702
MHOOD	1781	EMPIRE	SIOUX FALLS	SD	Macerich	4001 WEST 41ST STREET	SIOUX FALLS	SD	57106
MHOOD	1782	PRIEN	LAKE CHARLES	LA	Simon	544 W PRIEN LAKE ROAD	LAKE CHARLES	LA	70601
MHOOD	1786	CROSS CREEK	FAYETTEVILLE	NC	CBL	419 CROSS CREEK MALL	FAYETTEVILLE	NC	28303
MHOOD	1787	CORAL SQ	CORAL SPRINGS	FL	Simon	9469 W ATLANTIC BLVD	CORAL SPRINGS	FL	33071
MHOOD	1793	COOPERWOOD	HOUSTON	TX	Copperwood Shop.Ctr. LP	15757 FM 529	HOUSTON	TX	77095
MHOOD	1794	CHAPEL HILL	AKRON	OH	CBL & Associates	2000 BRITTIAN ROAD	AKRON	OH	44310
MHOOD	1796	ROCKAWAY	ROCKAWAY	NJ	Simon	RTE 80 & MT. HOPE AVE	ROCKAWAY	NJ	07866
MHOOD	1799	JEFFERSON	FORT WAYNE	IN	Glimcher	4110 WEST JEFFERSON BLVD	FORT WAYNE	IN	46804
MHOOD	1800	TAMARAK	WOODBURY	MN	Robert C. Muir Company	8390 TAMARAK VILLAGE	WOODBURY	MN	55125
MHOOD	1803	DEL NORTE	HATILLO	PR	Developers Diversified	RD 2 & PR22 - TRUNCADO ST	HATILLO	PR	00659
MHOOD	1804	CHANDLER	CHANDLER	AZ	Macerich	3111 WEST CHANDLER BLVD	CHANDLER	AZ	85226
MHOOD	1808	LAKES	MUSKEGON	MI	CBL	5600 HARVEY MALL	MUSKEGON	MI	49444
MHOOD	1809	LAKEWOOD	LAKEWOOD	CA	Macerich	88 LAKEWOOD CENTER	LAKEWOOD	CA	90712
MHOOD	1810	POLARIS	COLUMBUS	OH	Glimcher	1500 POLARIS PARKWAY	COLUMBUS	OH	43240
MHOOD	1811	WESTMORELAND	GREENSBURG	PA	CBL	239 WESTMORELAND, RTE 30E	GREENSBURG	PA	15601
MHOOD	1813	BIRCHWOOD	FORT GRATIOT	MI	General Growth	4350 24TH AVENUE	FORT GRATIOT	MI	48059
MHOOD	1814	BOCA PK	LAS VEGAS	NV	Boca Park Marketplace LLC	8800 WEST CHARLESTON	LAS VEGAS	NV	89117
MHOOD	1815	CAPE COD	HYANNIS	MA	Simon	769 IYANNOUGH ROAD	HYANNIS	MA	02601
MHOOD	1817	GENESSEE	FLINT	MI	Genessee Investors	3215 SOUTH LINDEN RD	FLINT	MI	48507
MHOOD	1819	NORTHWOODS	PEORIA	IL	Simon	2200 WEST WAR MEMORIAL DR	PEORIA	IL	61613
MHOOD	1820	BRANDON	BRANDON	FL	Westfield	SR 60 & I-75	BRANDON	FL	33511
MHOOD	1821	CITRUS PK	TAMPA	FL	Westfield	8021 CITRUS PARK DRIVE	TAMPA	FL	33625
MHOOD	1822	BANGOR	BANGOR	ME	Simon	663 STILLWATER AVE	BANGOR	ME	04401
MHOOD	1823	MAPLEWD	ST.PAUL	MN	Simon	3001 WHITE BEAR AVE	ST.PAUL	MN	55109
MHOOD	1825	UNIVERSITY	SOUTH BURLINGTON	VT	Finard & Company	155 DORSET STREET	SOUTH BURLINGTON	VT	05403
MHOOD	1826	TRIANGLE	RALEIGH	NC	Richard E. Jacobs Group	5959 TRIANGLE TOWN CENTER	RALEIGH	NC	27616
MHOOD	1828	CRYSTAL RUN	MIDDLETOWN	NY	Pyramid	1 GALLERIA DRIVE	MIDDLETOWN	NY	10941
MHOOD	1829	E TOWNE	MADISON	WI	CBL	89 EAST TOWN MALL	MADISON	WI	53704
MHOOD	1830	MAYAGUEZ	MAYAGUEZ	PR	Empresas Puertorriquenas De Desarrollo	975 HOSTOS AVENUE	MAYAGUEZ	PR	00680
MHOOD	1831	INDPNDCE	PLYMOUTH	MA	Pyramid	101 INDEPENDENCE MALL WAY	PLYMOUTH	MA	02364
MHOOD	1833	MILLENIA	ORLANDO	FL	Forbes	4200 CONROY ROAD	ORLANDO	FL	32811
MHOOD	1838	WESTLK	SEATTLE	WA	General Growth	400 PINE STREET	SEATTLE	WA	98101
MHOOD	1839	HENRY	MCDONOUGH	GA	Sembler Company	1804 JONEBORO ROAD	MCDONOUGH	GA	30253
MHOOD	1840	TIPPECANOE	LAFAYETTE	IN	Simon	2415 SAGAMORE PRKY SOUTH	LAFAYETTE	IN	47905
MHOOD	1842	SMITHFD	SMITHFIELD	RI	S.R. Weiner	371 PUTNAM PIKE	SMITHFIELD	RI	02917
MHOOD	1843	VILLAGE PK	CARMEL	IN	Simon	2007-3 E GREYHOUND PASS	CARMEL	IN	46032
MHOOD	1847	COASTLAND	NAPLES	FL	General Growth	1836 TAMIAMI TRAIL NORTH	NAPLES	FL	34102
MHOOD	1848	E CHASE	MONTGOMERY	AL	Jim Wilson	7052 EAST CHASE PKWY	MONTGOMERY	AL	36117
MHOOD	1849	JEFF VALLEY	YORKTOWN HEIGHTS	NY	Simon	650 LEE BLVD	YORKTOWN HEIGHTS	NY	10598
MHOOD	1851	LAKELD SQ	LAKELAND	FL	General Growth	3800 US HWY 98 N	LAKELAND	FL	33809
MHOOD	1852	PALM DSRT	PALM DESERT	CA	Westfield	72840 HIGHWAY 111	PALM DESERT	CA	92260
MHOOD	1853	VALLEY VW	ROANOKE	VA	CBL	4802 VALLEY VIEW BLVD	ROANOKE	VA	24012
MHOOD	1855	HIGHLD GR	HIGHLAND	IN	Developers Diversified	10347 INDIANAPOLIS BLVD	HIGHLAND	IN	46322
MHOOD	1856	N RIVERSIDE	NORTH RIVERSIDE	IL	Urban	7501 CERMAK ROAD	NORTH RIVERSIDE	IL	60546
MHOOD	1857	NORTHWDS	N CHARLESTON	SC	CBL	2150 NORTHWOODS BLVD	N CHARLESTON	SC	29406
MHOOD	1859	MILLCREEK	ERIE	PA	Cafaro	624 MILLCREEK MALL	ERIE	PA	16565
MHOOD	1860	INDPDNCE	INDEPENDENCE	MO	Simon	2088 INDEPENDENCE CTR DR	INDEPENDENCE	MO	64057

Mothers Work, Inc.

Obligors

Store List

Motherswork					Landlord
Division	STR#	Name	City	State	Name	Street Address	City	State	Zip
MHOOD	1861	NORTHPK	JOPLIN	MO	CBL	101 NORTH RANGE LINE	JOPLIN	MO	64801
MHOOD	1862	PKCHSTR	BRONX	NY	Park Chester Preservation	1445 METROPOLITAN AVENUE	BRONX	NY	10462
MHOOD	1863	TOWNE E SQ	WICHITA	KS	Simon	7700 E KELLOGG	WICHITA	KS	67207
MHOOD	1867	REGENCY SQ	RICHMOND	VA	Taubman	1420 PARHAM ROAD	RICHMOND	VA	23229
MHOOD	1868	CHARLOTTESVL	CHARLOTTESVILLE	VA	Simon	1564 EAST RIO ROAD	CHARLOTTESVILLE	VA	22901
MHOOD	1869	MILLER HILL	DULUTH	MN	Simon	1600 MILLER TRUNK HWY	DULUTH	MN	55811
MHOOD	1870	BAY PARK	GREEN BAY	WI	Simon	970 BAY PARK SQUARE	GREEN BAY	WI	54304
MHOOD	1876	BROADWY	TYLER	TX	Simon	4601 SOUTH BROADWAY	TYLER	TX	75703
MHOOD	1878	FOOTHILLS	FT. COLLINS	CO	General Growth	215 E FOOTHILLS PKWY	FT. COLLINS	CO	80525
MHOOD	1879	WESTLAND	HIALEAH	FL	Mills	1695 WEST 49TH STREET	HIALEAH	FL	33012
MHOOD	1881	UNIVERSITY	TUSCALOOSA	AL	Aronov	1701 MCFARLAND BLVD EAST	TUSCALOOSA	AL	35404
MHOOD	1882	CHICAGO RDGE	CHICAGO RIDGE	IL	Westfield	444 CHICAGO RIDGE MALL DR	CHICAGO RIDGE	IL	60415
MHOOD	1883	VALLEY HILLS	HICKORY	NC	General Growth	1960 HIGHWAY 70 SE	HICKORY	NC	28602
MHOOD	1884	BEAVER VALLEY	MONACA	PA	PREIT	266 BEAVER VALLEY ROAD	MONACA	PA	15061
MHOOD	1885	MEM CITY	HOUSTON	TX	General Growth	900 GESSNER STREET	HOUSTON	TX	77024
MHOOD	1886	DOGWOOD	FLOWOOD	MS	Aronov	114 DOGWOOD BLVD	FLOWOOD	MS	39208
MHOOD	1887	HAMBURG	LEXINGTON	KY	Thomas Enterprises	2312 SIR BARTON WAY	LEXINGTON	KY	40509
MHOOD	1888	STONECREST	LITHONIA	GA	Forest City	2929 TURNERHILL ROAD	LITHONIA	GA	30038
MHOOD	1889	MORENO VLY	MORENO VALLEY	CA	General Growth	22500 TOWN CIRCLE	MORENO VALLEY	CA	92553
MHOOD	1891	COL BRKWD	HOMEWOOD	AL	Colonial Property	780 BROOKWOOD VILLAGE	HOMEWOOD	AL	35209
MHOOD	1892	BEL AIR	MOBILE	AL	Colonial Property	3428 BEL AIR MALL	MOBILE	AL	36606
MHOOD	1893	MEADOWBRK	BRIDGEPORT	WV	Cafaro	2399 MEADOWBROOK ROAD	BRIDGEPORT	WV	26330
MHOOD	1894	PHILLIPSBURG	PHILLIPSBURG	NJ	PREIT	1200 HIGHWAY 22 EAST	PHILLIPSBURG	NJ	08865
MHOOD	1895	SUMMIT WDS	LEES SUMMIT	MO	RED Development	1736 NORTHWEST CHIPMAN RD	LEES SUMMIT	MO	64081
MHOOD	1896	W VALLEY	TRACY	CA	General Growth	3200 N NAGLEE ROAD	TRACY	CA	95304
MHOOD	1899	NEWGATE	OGDEN	UT	General Growth	3651 WALL AVENUE	OGDEN	UT	84405
MHOOD	1901	SUNLAND	EL PASO	TX	Simon	750 SUNLAND PARK DRIVE	EL PASO	TX	79912
MHOOD	1902	GATEWAY	BURLESON	TX	Kimco	1185 NORTH BURLESON BLVD	BURLESON	TX	76028
MHOOD	1903	SOUTHLAND	HAYWARD	CA	General Growth	1 SOUTHLAND MALL	HAYWARD	CA	94545
MHOOD	1905	VOLUSIA	DAYTONA BEACH	FL	CBL	1700 W INTL SPEEDWAY BLVD	DAYTONA BEACH	FL	32114
MHOOD	1907	MADONNA	SAN LUIS OBISPO	CA	Rossetti	257 MADONNA ROAD	SAN LUIS OBISPO	CA	93401
MHOOD	1908	LAS AMRCAS	SAN JUAN	PR	Plaza Las Americas Inc.	525 FD ROOSEVELT&LAS AMERICAS	SAN JUAN	PR	00918
MHOOD	1910	CHESAPEAKE	CHESAPEAKE	VA	Simon	4200 PORTSMOUTH BLVD	CHESAPEAKE	VA	23321
MHOOD	1911	EASTGATE	CINCINNATI	OH	CBL	4601 EASTGATE BLVD	CINCINNATI	OH	45245
MHOOD	1912	KITSAP	SILVERDALE	WA	Macerich	10315 SILVERDALE WAY NW	SILVERDALE	WA	98383
MHOOD	1913	DESERT RDGE	PHOENIX	AZ	Vestar Development	21001 NORTH TATUM BLVD	PHOENIX	AZ	85050
MHOOD	1914	SOUTHLAND	HOUMA	LA	Sizeler Real Estate Mgmt. Co	5953 W PARK AVENUE	HOUMA	LA	70364
MHOOD	1915	CHERRYVALE	ROCKFORD	IL	CBL	7200 HARRISON AVENUE	ROCKFORD	IL	61112
MHOOD	1917	SILVERLK	PEARLAND	TX	LMR Silverlake North	10504 BROADWAY	PEARLAND	TX	77581
MHOOD	1918	CENTURY	PITTSBURG	CA	Sierra Pacific	4521 CENTURY BLVD	PITTSBURG	CA	94565
MHOOD	1919	SHORT PUMP	RICHMOND	VA	Forest City	4351A HAGEN DRIVE	RICHMOND	VA	23233
MHOOD	1920	CENTRAL	FORT SMITH	AR	Warmack & Company	5111 ROGERS AVENUE	FORT SMITH	AR	72903
MHOOD	1921	DEPTFORD	DEPTFORD	NJ	Macerich	1750 DEPTFORD CENTER ROAD	DEPTFORD	NJ	08096
MHOOD	1922	CENTRAL	TEXARKANA	TX	Gregory Greenfield & Associates	113 CENTRAL MALL	TEXARKANA	TX	75503
MHOOD	1924	CENTRAL	PORT ARTHUR	TX	Warmack & Company	3100 HIGHWAY 365	PORT ARTHUR	TX	77642
MHOOD	1925	CROSSROADS	PORTAGE	MI	General Growth	6650 S WESTNEDGE	PORTAGE	MI	49024
MHOOD	1926	ISSAQUAH	ISSAQUAH	WA	Madison Marquette	775 GILMAN NW BLVD	ISSAQUAH	WA	98027
MHOOD	1927	LA CUMBRE	SANTA BARBARA	CA	Macerich	121 SOUTH HOPE AVENUE	SANTA BARBARA	CA	93105
MHOOD	1928	ROGUE VALLEY	MEDFORD	OR	General Growth	1600 NORTH RIVERSIDE	MEDFORD	OR	97501

Mothers Work, Inc.

Obligors

Store List

Motherswork					Landlord
Division	STR#	Name	City	State	Name	Street Address	City	State	Zip
MHOOD	1932	BUENA PK	BUENA PARK	CA	Festivals Companies	8340 ON THE MALL	BUENA PARK	CA	90620
MHOOD	1933	COLLEGE	BLOOMINGTON	IN	Simon	2826 E THIRD STREET	BLOOMINGTON	IN	47401
MHOOD	1934	SAN DIMAS	SAN DIMAS	CA	Pan Pacific Retail Properties	844B ARROW HIGHWAY	SAN DIMAS	CA	91773
MHOOD	1935	LAKEWD	LAKEWOOD	WA	MBK Northwest	5605 LAKEWOOD TWN CTR BLVD SW	LAKEWOOD	WA	98499
MHOOD	1936	STONEWD	DOWNEY	CA	Macerich	159 STONEWOOD STREET	DOWNEY	CA	90241
MHOOD	1937	CHERRY HLS	GREENWOOD VILLAGE	CO	Principal Real Estate Investors	5910 S UNIVERSITY BLVD	GREENWOOD VILLAGE	CO	80121
MHOOD	1938	EASTWD	NILES	OH	Cafaro	5555 YOUNGSTOWN-WARREN ROAD	NILES	OH	44446
MHOOD	1940	CAMP CRK	EAST POINT	GA	North American Properties	3610 MARKETPLACE BLVD	EAST POINT	GA	30344
MHOOD	1941	LYCOMING	PENNSDALE	PA	PREIT	300 LYCOMING MALL CIRCLE	PENNSDALE	PA	17756
MHOOD	1942	RIVERDALE	COON RAPIDS	MN	Developers Diversified	12764 RIVERDALE BLVD	COON RAPIDS	MN	55448
MHOOD	1943	WIREGRASS	DOTHAN	AL	PREIT	900 COMMONS DRIVE	DOTHAN	AL	36303
MHOOD	1944	E 125TH	NEW YORK	NY	Gotham	163 EAST 125TH STREET	NEW YORK	NY	10035
MHOOD	1945	NORTHGATE	SEATTLE CITY	WA	Simon	401 NORTHEAST NORTHGATE WAY	SEATTLE CITY	WA	98125
MHOOD	1946	CENTRAL	LAWTON	OK	Warmack & Company	3RD ST & C AVE	LAWTON	OK	73501
MHOOD	1947	MANASSAS	MANASSAS	VA	Vornado	8300 SUDLEY	MANASSAS	VA	20109
MHOOD	1948	PECANLND	MONROE	LA	General Growth	4700 MILLHAVEN ROAD	MONROE	LA	71201
MHOOD	1949	VALLE VISTA	HARLINGEN	TX	Simon	2000 SOUTH EXPRESSWAY 83	HARLINGEN	TX	78552
MHOOD	1950	PLEASANT RN	CEDAR HILL	TX	Weber & Company	715 NORTH HWY 67	CEDAR HILL	TX	75104
MHOOD	1951	CHICO	CHICO	CA	Jones Lang LaSalle	1950 E 20TH STREET	CHICO	CA	95928
MHOOD	1952	C GRAND	MYRTLE BEACH	SC	CBL	1906 COASTAL GRAND CIRCLE	MYRTLE BEACH	SC	29577
MHOOD	1954	ALEXANDRIA	ALEXANDRIA	LA	Radian partners LLC	3437 MASONIC DRIVE	ALEXANDRIA	LA	71301
MHOOD	1956	FAIRWAY	PASADENA	TX	Kimco	5576 FAIRMOUNT PKWY	PASADENA	TX	77502
MHOOD	1957	FOX HILLS	CULVER CITY	CA	Westfield	128 FOX HILLS MALL	CULVER CITY	CA	90230
MHOOD	1958	MEYERLND	HOUSTON	TX	Ronus Properties	722 MEYERLAND PLAZA	HOUSTON	TX	77096
MHOOD	1959	VALLEY	UNION GAP	WA	Center Investments	2529 MAIN STREET	UNION GAP	WA	98903
MHOOD	1960	INLAND	SAN BERNARDINO	CA	Macerich	500 INLAND CENTER DRIVE	SAN BERNARDINO	CA	92408
MHOOD	1968	DENTON	DENTON	TX	Orix Hunt Development	1800 S LOOP 288	DENTON	TX	76205
MHOOD	1969	PARK PL	VISALIA	CA	Paynter Realty Investments	2226 S MOONEY BLVD	VISALIA	CA	93277
MHOOD	1972	526 86TH	BROOKLYN	NY	Dubow	526 86TH STREET	BROOKLYN	NY	11209
MHOOD	1974	GEORGIA SQ	ATHENS	GA	CBL	3700 ATLANTA HWY	ATHENS	GA	30606
MHOOD	1977	JEFFERSON	LOUISVILLE	KY	CBL	4801-B302 OUTER LOOP RD	LOUISVILLE	KY	40219
MHOOD	1982	ANIMAS	FARMINGTON	NM	General Growth	4601 E MAIN STREET	FARMINGTON	NM	87402
MHOOD	1983	CACHE VAL	LOGAN	UT	General Growth	1300 N MAIN STREET	LOGAN	UT	84341
MHOOD	1984	EASTRIDGE	CASPER	WY	General Growth	601 SE WYOMING BLVD	CASPER	WY	82609
MHOOD	1986	PARK PL	TUCSON	AZ	General Growth	5870 EAST BROADWAY	TUCSON	AZ	85711
MHOOD	1987	RED CLIFFS	ST. GEORGE	UT	General Growth	1770 W REDCLIFFS DRIVE	ST. GEORGE	UT	84790
MHOOD	1988	WESTLAND	WESTLAND	MI	Jones Lang LaSalle	35000 W WARREN ROAD	WESTLAND	MI	48185
MHOOD	1990	SHERMAN	SHERMAN	TX	Urban	4176 TOWN CENTER STREET	SHERMAN	TX	75091
MHOOD	1991	APPLE BLSM	WINCHESTER	VA	Simon	1850 APPLE BLOSSOM DRIVE	WINCHESTER	VA	22601
MHOOD	1995	MESA	GRAND JUNCTION	CO	Macerich	2424 US HWY 6 & 50	GRAND JUNCTION	CO	81505
MHOOD	1998	BRICKYD	CHICAGO	IL	Inland Western REIT	2620 N NARRGANSET STREET	CHICAGO	IL	60639
MHOOD	4001	MAGIC VAL	TWIN FALLS	ID	Jones Lang LaSalle	1485 POLELINE RD EAST	TWIN FALLS	ID	83301
MHOOD	4013	GATEWAY	WEST HOLLYWOOD	CA	J H Snyder	7100 SANTA MONICA BLVD	WEST HOLLYWOOD	CA	90046
MHOOD	4027	Main St (CA)	WALNUT CREEK	CA	Cortese Investment	1551 BOTHELO DRIVE	WALNUT CREEK	CA	94598
MHOOD	4083	South Center	SEATTLE	WA	Westfield	1018 SOUTH CENTER MALL	SEATTLE	WA	98188
MHOOD	4093	Clock Tower	OMAHA	NE	Lund Company	629 NORTH 98TH STREET	OMAHA	NE	68114
MHOOD	4099	Pk Meadows	LITTLETON	CO	General Growth	8405 PARK MEADOWS CNTR DR	LITTLETON	CO	80124
MHOOD	4114	Pentagon	ARLINGTON	VA	Simon	1100 S HAYNES STREET	ARLINGTON	VA	22202
MHOOD	4133	EASTPT	BALTIMORE	MD	Shopco Advisory	7839 EASTPOINT MALL	BALTIMORE	MD	21224

Mothers Work, Inc.

Obligors

Store List

Motherswork					Landlord
Division	STR#	Name	City	State	Name	Street Address	City	State	Zip
MHOOD	4134	LUFKIN	LUFKIN	TX	North Shore Preoperties	4600 S MEDFORD DRIVE	LUFKIN	TX	75901
MHOOD	4135	VIERRA	MELBOURNE	FL	Cousins	2221-2261 TOWN CENTER AVE	MELBOURNE	FL	32940
MHOOD	4141	REGENCY	FLORENCE	AL	HS Florence	301 COX CREEK BLVD	FLORENCE	AL	35630
MHOOD	4145	RIMROCK	BILLINGS	MT	Macerich	300 S 24TH STREET W	BILLINGS	MT	59102
MHOOD	4146	YUMA	YUMA	AZ	WDP Partners	1401 YUMA PALMS PKWY	YUMA	AZ	85364
MHOOD	4149	WAUSAU	WAUSAU	WI	CBL	WAUSAU CENTER	WAUSAU	WI	54403
MHOOD	4150	SIKES	WICHITA FALLS	TX	General Growth	3111 MIDWESTERN PARKWAY	WICHITA FALLS	TX	76308
MHOOD	4156	REGENCY	RACINE	WI	CBL	5538 DURAND AVENUE	RACINE	WI	53406
MHOOD	4161	JHNSN CTY	JOHNSON CITY	TN	Glimcher	2011 N ROAN STREET	JOHNSON CITY	TN	37601
MHOOD	4164	FAYETTE	LEXINGTON	KY	CBL	3401 NICHOLASVILLE ROAD	LEXINGTON	KY	40503
MHOOD	4172	IMPERIAL	EL CENTRO	CA	CBL	3451 DOGWOOD ROAD	EL CENTRO	CA	92243
MHOOD	4193	EASTRDGE	SAN JOSE	CA	General Growth	2200 EASTRIDGE LOOP	SAN JOSE	CA	95122
MHOOD	4194	SOUTHVN	SOUTHAVEN	MS	CBL & Associates	6517 TOWNE CENTER CROSSING	SOUTHAVEN	MS	38671
MHOOD	4198	TYRONE SQ	ST. PETERSBURG	FL	Simon Property Group	6901 22ND AVENUE NORTH	ST. PETERSBURG	FL	33710
MHOOD	4201	LKEPRT COM	SIOUX CITY	IA	Lakeport Commons LLC	5001 SERGEANT ROAD	SIOUX CITY	IA	51106
MHOOD	4204	COMM DR	NEW HARTFORD	NY	Cameron Group	4628 COMMERCIAL DRIVE	NEW HARTFORD	NY	13413
MHOOD	4205	ROSEDALE	ROSEVILLE	MN	Jones Lang LaSalle	111 ROSEDALE CENTER	ROSEVILLE	MN	55113
MHOOD	4209	RIVER HLS	MANKATO	MN	General Growth	1850 ADAMS ST	MANKATO	MN	56001
MHOOD	4210	COLUMBIA	KENNEWICK	WA	Simon	1321 NORTH COLUMBIA CTR BLVD	KENNEWICK	WA	99336
MHOOD	4245	East Ridge	GASTONIA	NC	Westfield	246 NORTH NEW HOPE ROAD	GASTONIA	NC	28054
MHOOD	4291	1#VALLEY WST	WEST DES MOINES	IA	Watson Centers Inc	1551 VALLEY WEST DRIVE	WEST DES MOINES	IA	50266
MHOOD	4330	South Hills	PITTSBURG	PA	Simon	133 SOUTH HILLS VILLAGE	PITTSBURG	PA	15241
MHOOD	4345	River Gate	GOODLETTSVILLE	TN	CBL	1000 RIVERGATE PARKWAY	GOODLETTSVILLE	TN	37072
MHOOD	4351	Macomb	ROSEVILLE	MI	Schostak	32182 BEACONSFIELD	ROSEVILLE	MI	48066
MHOOD	4358	1#JAY SCUTTI	ROCHESTER	NY	L&S LLC	1000 HYLAND DRIVE	ROCHESTER	NY	14623
MHOOD	4367	Burnsville	BURNSVILLE	MN	CBL	2012 BURNESVILLE CENTER	BURNSVILLE	MN	55306
MHOOD	4368	Savannah	SAVANNAH	GA	Faison	14045 ABERCORN ST., #1206	SAVANNAH	GA	31419
MHOOD	4384	Patrick Henry	NEWPORT NEWS	VA	PREIT	12300 JEFFERSON AVE	NEWPORT NEWS	VA	23602
MHOOD	4386	Regency	JACKSONVILLE	FL	General Growth	9501 ARLINTON EXPRESSWAY	JACKSONVILLE	FL	32225
MHOOD	4391	S Plains	LUBBOCK	TX	Macerich	6002 SLIDE ROAD	LUBBOCK	TX	79414
MHOOD	4394	1#S TOWNE	SANDY	UT	Macerich	10450 S STATE STREET	SANDY	UT	84070
MHOOD	4395	Crossroads	OKLAHOMA CITY	OK	Midwest Mall Properties	7000 CROSSROADS BLVD	OKLAHOMA CITY	OK	73149
MHOOD *	4802	1#RIO CAN	TORONTO	ON	Trinity Development Group	2181 STEELES AVE. WEST	TORONTO	ON	M3J3N5
MHOOD *	4804	Merivale	NEPEAN	ON	Progency Management Inc.	1600 MERIVALE ROAD	NEPEAN	ON	K2G5J7
MHOOD *	4805	1#SO EDMNTN	EDMONTON	AB	Cameron Development	9765 19TH AVE NW	EDMONTON	AB	T6N1N5
MHOOD *	4808	W EDMONTN	EDMONTON	AB	West Edmonton Mall Properties Inc	8882 170TH STREET	EDMONTON	AB	T5T4M2
MHOOD *	4811	GUILDFD	SURREY	BC	Ivanhoe Cambridge	104TH AVE & 152ND ST	SURREY	BC	V3R7C1
MHOOD *	4812	SQ ONE	MISSISSAUGA	ON	OMERS Realty Management Corp.	100 CITY CENTER DRIVE	MISSISSAUGA	ON	L5B2C9
MHOOD *	4813	EATON	TORONTO	ON	Cadillac Fairview	218 YONGE STREET	TORONTO	ON	M5B2H6
MHOOD *	4814	CARREFOUR	LAVAL	PQ	Cadillac Fairview	3035 BOULEVARD LE CARREFOUR	LAVAL	PQ	H7T1C7
MHOOD *	4815	ST. BRUNO	ST. BRUNO	PQ	Cadillac Fairview	273 BLVD DES PROMENADES	ST. BRUNO	PQ	J3V5K3
MHOOD *	4816	ST.LAURENT	OTTAWA	ON	Morguard REIT	1200 ST. LAURENT BLVD	OTTAWA	ON	K1K3B5
MHOOD *	4817	GREEN LN	NEWMARKET	ON	Trinity Development Group	18166 YONGE ST, UNIT A8	NEWMARKET	ON	L3Y4V8
MHOOD *	4820	PEN CTR	ST.CATHARINES	ON	20 Vic Management	221 GLENDALE AVENUE	ST.CATHARINES	ON	L2T2K9
MHOOD *	4821	KINGFISHER	HAMILTON	ON	Equitable Life	920 UPPER WENTWORTH STREET	HAMILTON	ON	L9A4Y6
MHOOD *	4822	PICKERING	PICKERING	ON	20 Vic Management	13555 KINGSTON ROAD	PICKERING	ON	L1V1B8
MHOOD *	4823	AVALON	ST. JOHNS	NF	Crombie Properties	48 KENMOUNT ROAD	ST. JOHNS	NF	A1N5C8
MHOOD *	4824	ORCH PK	KELOWNA	BC	Inland Commercial	2271 HARVEY AVENUE	KELOWNA	BC	V1Y6H2
MHOOD *	4825	N CITY	EDMONTON	AB	Greystone Properties	13246 137TH AVENUE	EDMONTON	AB	T5L4Z6

Mothers Work, Inc.

Obligors

Store List

Motherswork					Landlord
Division	STR#	Name	City	State	Name	Street Address	City	State	Zip
MHOOD *	4826	BENTALL	KITCHENER	ON	First Capital (Fairway) Corporation	655 FAIRWAY ROAD	KITCHENER	ON	N2C1X4
MHOOD *	4827	HALIFAX	HALIFAX	NS	20 Vic Management	7001 MUMFORD ROAD	HALIFAX	NS	B3L2H8
MHOOD *	4828	WELLNGTN	LONDON	ON	Bentall Retail Services	1230 WELLINGTON ROAD	LONDON	ON	N6E1M3
MHOOD *	4829	PK ROYAL	WEST VANCOUVER	BC	Park Royal Holdings	940 MAIN STREET - B3	WEST VANCOUVER	BC	V7T2W4
MHOOD *	4831	MONCTON	MONCTON	NB	Plaza Group	35-45 PLAZA BLVD	MONCTON	NB	E1C0E8
MHOOD *	4832	STHLND	REGINA	SK	RioCan Properties	2965 GORDON ROAD	REGINA	SK	S4S6H7
MHOOD *	4833	COQTLAM	COQUITLAM	BC	Morguard Investments	2929 BARNET HIGHWAY	COQUITLAM	BC	V3B5R5
MHOOD *	4835	4TH AVE	VANCOUVER	BC	D.V.&D Enterprises	2146-2148 W 4TH AVENUE	VANCOUVER	BC	V6E4M3
MHOOD *	4836	YORKDALE	TORONTO	ON	OMERS Realty Management Corp.	1 YORKDALE ROAD	TORONTO	ON	M6A3A1.
MHOOD *	4837	MILLENIUM	SUDBURY	ON	Trinity Development Group	110 DONNA DRIVE	SUDBURY	ON	P3B4K5
MHOOD *	4838	MIDTOWN	SASKATOON	SK	Oxford Retail Group	1ST AVENUE & 21ST STREET	SASKATOON	SK	S7K1J9
MHOOD *	4839	KENASTN	WINNIPEG	MB	CALLOWAY REIT - WINNIPEG SW	1539 KENASTON BLVD	WINNIPEG	MB	R3P2N3
MHOOD *	4840	NTHLND	CALGARY	AB	Oxford Retail Group	5111 NORTHLAND DRIVE NW	CALGARY	AB	T2L2J8
MHOOD *	4841	SUNRIDGE	CALGARY	AB	Ivanhoe Cambridge	2525-36TH STREET NE	CALGARY	AB	T1Y5T4
MIMI	7	#S COAST	COSTA MESA	CA	Segerstrom	405 AND BRISTOL	COSTA MESA	CA	92626
MIMI	37	MONTGOMERY	BETHESDA	MD	Westfield	7107 DEMOCRACY BLVD	BETHESDA	MD	20817
MIMI	47	CNTRYCITY	LOS ANGELES	CA	Westfield	10250 SANTA MONICA BLVD.	LOS ANGELES	CA	90067
MIMI	63	WATETOWER	CHICAGO	IL	General Growth	835 N MICHIGAN AVENUE	CHICAGO	IL	60611
MIMI	67	LAKESIDE	METAIRE	LA	Lakeside Mall LP	3301 VETERANS MEMORIAL	METAIRE	LA	70002
MIMI	73	12 OAKS	NOVI	MI	Taubman	27740 NOVI ROAD	NOVI	MI	48377
MIMI	126	TOWN CNTR	LEAWOOD	KS	Developers Diversified	4824 W 119TH STREET	LEAWOOD	KS	66209
MIMI	161	OXMOOR	LOUISVILLE	KY	David Hocker	7900 SHELBYVILLE RD	LOUISVILLE	KY	40222
MIMI	165	1#GRDN CTY	CRANSTON	RI	General Growth	14 HILLSIDE ROAD	CRANSTON	RI	02920
MIMI	200	1PACIFIC	OMAHA	NE	CB Richard Ellis	10321 PACIFIC STREET	OMAHA	NE	68114
MIMI	213	SUMMIT	BIRMINGHAM	AL	Bayer Properties	111 SUMMIT BLVD	BIRMINGHAM	AL	35243
MIMI	803	BURLINGTON	BURLINGTON	MA	Simon	MIDDLESEX TURNPIKE	BURLINGTON	MA	01803
MIMI	809	1#PIONEER	PORTLAND	OR	General Growth	700 SW 5TH AVENUE	PORTLAND	OR	97204
MIMI	821	1#WHT FLINT	N. BETHESDA	MD	Lerner	11301 ROCKVILLE PIKE	N. BETHESDA	MD	20895
MIMI	824	ROOSELVLT	GARDEN CITY	NY	Simon	GLEN COVE RD. & OLD COUNTRY RD.	GARDEN CITY	NY	11530
MIMI	826	WAL CREEK	WALNUT CREEK	CA	Macerich	2 BROADWAY LANE	WALNUT CREEK	CA	94596
MIMI	830	ARDN FAIR	SACRAMENTO	CA	Macerich	1689 ARDEN WAY	SACRAMENTO	CA	95815
MIMI	841	GALLERIA	MT. LEBANON	PA	Continental Galleria	1500 WASHINGTON RD.	MT. LEBANON	PA	15228
MIMI	845	GATEWAY	SALT LAKE CITY	UT	Inland Southwest Management	51 SOUTH RIO GRANDE	SALT LAKE CITY	UT	84101
MIMI	846	WOODFIELD	SCHAUMBURG	IL	Taubman	WOODFIELD MALL	SCHAUMBURG	IL	60173
MIMI	855	M WESTPORT	WESTPORT	CT	Drew Friedman Real Estate	36 MAIN STREET	WESTPORT	CT	06880
MIMI	876	LENOX	ATLANTA	GA	Simon	3393 PEACHTREE RD. N.E.	ATLANTA	GA	30326
MIMI	906	CORTE MADERA	CORTE MADERA	CA	Macerich	1514 REDWOOD HIGHWAY	CORTE MADERA	CA	94925
MIMI	909	MAZZA	WASHINGTON	DC	Urban	5300 WISCONSIN AVE. N.W.	WASHINGTON	DC	20015
MIMI	912	WHEATON	WHEATON	IL	Wheaton Town Square Associates	101 TOWN SQUARE	WHEATON	IL	60187
MIMI	913	GRN HILLS	NASHVILLE	TN	David Street Land Company	2126 ABBOTT MARTIN ROAD	NASHVILLE	TN	37215
MIMI	914	UTICA	TULSA	OK	Helmerich & Payne Properties Inc.	1726 UTICA SQUARE	TULSA	OK	74114
MIMI	918	W HART	WEST HARTFORD	CT	RLM Co	971 A FARMINGTON AVE.	WEST HARTFORD	CT	06107
MIMI	949	STAMFORD	STAMFORD	CT	Taubman	100 GREYROCK PLACE	STAMFORD	CT	06901
MIMI	972	ARBORETUM	AUSTIN	TX	Simon	10000 RESEARCH BLVD.	AUSTIN	TX	78759
MIMI	973	PENN SQ	OKLAHOMA CITY	OK	Simon	1901 NORTHWEST EXPRESSWAY	OKLAHOMA CITY	OK	73118
MIMI	1035	WILLWBRK	WAYNE	NJ	General Growth	1820 WILLOWBROOK MALL	WAYNE	NJ	07470
MIMI	1036	HOUSTON GALL	HOUSTON	TX	Simon	5135 WEST ALABAMA	HOUSTON	TX	77056
MIMI	1049	WESTLAKE	WESTLAKE VILLAGE	CA	Caruso Affiliated Holdings	100 PROMENADE WAY	WESTLAKE VILLAGE	CA	91362
MIMI	1100	COLUMBIA	COLUMBIA	MD	General Growth	10300 LITTLE PATUXENT PWKY	COLUMBIA	MD	21044

Mothers Work, Inc.

Obligors

Store List

Motherswork					Landlord
Division	STR#	Name	City	State	Name	Street Address	City	State	Zip
MIMI	1105	EASTWD	LANSING	MI	Inland Northwest Mgmt. Corp.	3008 TOWN CENTER BLVD	LANSING	MI	48912
MIMI	1107	BURLINGAME	BURLINGAME	CA	Jaiswol Bagolbond	1350 BURLINGAME AVENUE	BURLINGAME	CA	94010
MIMI	1108	TANASBRNE	HILLSBORO	OR	Continental Realty	2135 NW ALLIE AVENUE	HILLSBORO	OR	97124
MIMI	1110	MALL OF LA	BATON ROUGE	LA	Jim Wilson	6401 BLUEBONNET BLVD	BATON ROUGE	LA	70836
MIMI	1111	GENEVA	GENEVA	IL	Geneva Retail Company	1440 COMMONS DRIVE	GENEVA	IL	60134
MIMI	1112	FAIRFAX	FAIRFAX	VA	Peterson Companies	11943 GRAND COMMONS AVE	FAIRFAX	VA	22030
MIMI	1113	PALISADES	WEST NYACK	NY	Pyramid	2780 PALISADES CENTER DRIVE	WEST NYACK	NY	10994
MIMI	1119	PARK PLAZA	LITTLE ROCK	AR	CBL	6000 W MARKHAM STREET	LITTLE ROCK	AR	72205
MIMI	1120	BARTON CRK	AUSTIN	TX	Simon	2901 CAPITAL OF TEXAS HWY	AUSTIN	TX	78746
MIMI	1124	LA ENCANTADA	TUCSON	AZ	Macerich	2905 EAST SKYLINE DRIVE	TUCSON	AZ	85718
MIMI	1125	PKWY PL	HUNTSVILLE	AL	Colonial Property	2801 MEMORIAL PKWY S	HUNTSVILLE	AL	35801
MIMI	1126	EDGEWTR	EDGEWATER	NJ	Rreef America	64 THE PROMENADE, BLDG 500	EDGEWATER	NJ	07020
MIMI	1128	WOLFCHASE	MEMPHIS	TN	Simon	2760 N GERMANTOWN PKWY	MEMPHIS	TN	38133
MIMI	1130	E BROAD	WESTFIELD	NJ	Denton 200 LLC	200 EAST BROAD STREET	WESTFIELD	NJ	07090
MIMI	1131	E COBB	MARIETTA	GA	Cousins	4475 ROSWELL ROAD	MARIETTA	GA	30062
MIMI	1132	VICT GRDNS	RANCHO CUCAMONGA	CA	Forest City	12439 SOUTH MAINSTREET	RANCHO CUCAMONGA	CA	91739
MIMI	1135	KEYSTONE	INDIANAPOLIS	IN	Simon	8702 KEYSTONE CROSSING	INDIANAPOLIS	IN	46240
MIMI	1136	TOWSON	BALTIMORE	MD	General Growth	825 DULANEY VALLEY ROAD	BALTIMORE	MD	21204
MIMI	1137	BRIDGWTR	BRIDGEWATER	NJ	General Growth	400 COMMONS WAY	BRIDGEWATER	NJ	08807
MIMI	1138	13TH AVE	BROOKLYN	NY	Melvin Weisenthal	4420 13TH AVENUE	BROOKLYN	NY	11219
MIMI	1139	GARDENS	PALM BEACH	FL	Forbes	3101 PGA BLVD	PALM BEACH	FL	33410
MIMI	1140	GLENDALE	GLENDALE	CA	General Growth	2189 GLENDALE GALLERIA	GLENDALE	CA	91210
MIMI	1141	DANBURY SQ	DANBURY	CT	Urstadt Biddle Properties	15 BACKUS AVENUE	DANBURY	CT	06810
MIMI	1142	NORTHEAST	HURST	TX	Simon	1101 MELBOURNE ROAD	HURST	TX	76053
MIMI	1143	BRIARWD	ANN ARBOR	MI	Taubman	100 BRIARWOOD CIRCLE	ANN ARBOR	MI	48108
MIMI	1144	WALNUT ST	PHILADELPHIA	PA	2 Nut LP	1615 WALNUT STREET	PHILADELPHIA	PA	19102
MIMI	1145	PERIMETER	ATLANTA	GA	General Growth	4400 ASHFORD-DUNWOODY RD	ATLANTA	GA	30346
MIMI	1146	NORTHSHORE	PEABODY	MA	Simon	210 ANDOVER STREET	PEABODY	MA	01960
MIMI	1147	BEACHWD	CLEVELAND	OH	General Growth	26300 CEDAR ROAD	CLEVELAND	OH	44122
MIMI	1148	CHRISTIANA	NEWARK	DE	General Growth	715 CHRISTIANA MALL	NEWARK	DE	19702
MIMI	1149	HAYWOOD	GREENVILLE	SC	Simon	700 HAYWOOD ROAD	GREENVILLE	SC	29607
MIMI	1150	STHSHORE	BRAINTREE	MA	Simon	250 GRANITE STREET	BRAINTREE	MA	02184
MIMI	1151	ST. LOUIS	ST. LOUIS	MO	General Growth	2491 ST. LOUIS GALLERIA	ST. LOUIS	MO	63117
MIMI	1152	KENWOOD	CINCINNATI	OH	General Growth	7875 MONTGOMERY ROAD	CINCINNATI	OH	45236
MIMI	1158	MONROEVL	MONROEVILLE	PA	CBL	MONROEVILLE MALL	MONROEVILLE	PA	15146
MIMI	1159	SOMERSET	TROY	MI	Forbes	2800 W BIG BEAVER ROAD	TROY	MI	48084
MIMI	1160	WALT WHTMN	HUNTINGTON STATION	NY	Sleepy’s Inc.	259 WALT WHITMAN ROAD	HUNTINGTON STATION	NY	11746
MIMI	1161	BREA	BREA	CA	Simon	2121 BREA MALL	BREA	CA	92821
MIMI	1162	BELLEVUE	BELLEVUE	WA	Bellevue Square	2020 BELLEVUE SQUARE	BELLEVUE	WA	98004
MIMI	1163	WST CTY	ST. LOUIS	MO	Westfield	70 WEST COUNTY CENTER	ST. LOUIS	MO	63131
MIMI	1164	LBJ FRWY	DALLAS	TX	Peskind Development	5539 LBJ FREEWAY	DALLAS	TX	75240
MIMI	1165	FALLS	MIAMI	FL	Taubman	8888 SW 136TH STREET	MIAMI	FL	33176
MIMI	1168	SOURCE	WHITE PLAINS	NY	Bloomingdale Road Investors	5 MAPLE AVENUE	WHITE PLAINS	NY	10605
MIMI	1169	DADELAND	MIAMI	FL	Simon	7247 DADELAND MALL	MIAMI	FL	33156
MIMI	1170	VERGRN	SOUTH WINDSOR	CT	Poag & McEwen	510 EVERGREEN WAY	SOUTH WINDSOR	CT	06074
MIMI	1171	COLONNADE	SAN ANTONIO	TX	Twin Oaks Properties	9802 COLONNADE BLVD	SAN ANTONIO	TX	78230
MIMI	1172	ROUTE 9	NATICK	MA	Finard & Company	104 WORCESTER ROAD	NATICK	MA	01760
MIMI	1173	SHARON CNR	CHARLOTTE	NC	Crosland	4716 SHARON ROAD	CHARLOTTE	NC	28210
MIMI	1182	FTN SQ	BROOKFIELD	WI	Integrity Development	16010 W BLUEMOUND ROAD	BROOKFIELD	WI	53005

Mothers Work, Inc.

Obligors

Store List

Motherswork					Landlord
Division	STR#	Name	City	State	Name	Street Address	City	State	Zip
MIMI	1183	FKLN PK	TOLEDO	OH	Westfield	5001 MONROE STREET	TOLEDO	OH	43623
MIMI	1184	ACADIANA	LAFAYETTE	LA	CBL	5727 JOHNSON STREET	LAFAYETTE	LA	70503
MIMI	1189	OLD ORCH	SKOKIE	IL	Westfield	34 OLD ORCHARD CENTER	SKOKIE	IL	60077
MIMI	1190	LA PLAZA	MCALLEN	TX	Simon	2200 S 10TH STREET	MCALLEN	TX	78503
MIMI	1192	MISSION VIEJO	MISSION VIEJO	CA	Simon	555 THE SHOPS AT VIEJO	MISSION VIEJO	CA	92691
MIMI	1195	575 MADISON	NEW YORK	NY	575 Associates	28 EAST 57TH STREET	NEW YORK	NY	10022
MIMI	1197	35 PLAZA	PARAMUS	NJ	Thirty Five Plaza Associates	65 EAST RT 4 WEST	PARAMUS	NJ	07652
MIMI	1198	RIVERPARK	FRESNO	CA	Madison Marquette	40 E VIA DEL ORO	FRESNO	CA	93720
MIMI	1229	MALL OF GEORGIA	BUFORD	GA	Simon	3333 BUFORD DR	BUFORD	GA	30519
MIMI	1230	DEER PK	DEER PARK	IL	Developers Diversified	20530 N. RAND ROAD	DEER PARK	IL	60010
MIMI	1231	STONEBRIAR	FRISCO	TX	General Growth	2600 PRESTON ROAD	FRISCO	TX	75034
MIMI	1232	EASTON	COLUMBUS	OH	Steiner & Ass	3933 EASTON SQUARE	COLUMBUS	OH	43219
MIMI	1233	FLATIRON	BROOMFIELD	CO	Macerich	ONE WEST FLATIRON CRL	BROOMFIELD	CO	80021
MIMI	1237	WELLINGTON	WELLINGTON	FL	Taubman	10300 WEST FOREST HILL BLVD	WELLINGTON	FL	33414
MIMI	1247	SOUTHPOINT	DURHAM	NC	General Growth	6910 FAYETTEVILLE ROAD	DURHAM	NC	27713
MIMI	1261	GLEN EAGLE	GLEN MILLS	PA	Madison Marquette	529 WILM WEST CHESTER PK	GLEN MILLS	PA	19342
MIMI	1267	POLARIS	COLUMBUS	OH	Glimcher	1500 POLARIS PARKWAY	COLUMBUS	OH	43240
MIMI	1275	AVENTURA	AVENTURA	FL	Turnberry	19575 BISCAYNE BLVD	AVENTURA	FL	33180
MIMI	1280	COLORADO	PASADENA	CA	Developers Diversified	380 E COLORADO BLVD	PASADENA	CA	91101
MIMI	1288	WILLWBRK	HOUSTON	TX	General Growth	2000 WILLOWBROOK MALL	HOUSTON	TX	77070
MIMI	1297	BAY ST	EMERYVILLE	CA	Madison Marquette	5683 BAY STREET	EMERYVILLE	CA	94608
MIMI	1298	FRIENDLY CTR	GREENSBORO	NC	Starmount Company	605 FRIENDLY CENTER RD	GREENSBORO	NC	27408
MIMI	1299	STONY PT	RICHMOND	VA	Taubman	9200 STONY POINT PKWY	RICHMOND	VA	23235
MIMI	1717	TOWNE CTR	MT. PLEASANT	SC	DRA Advisors	1620 PALMETTO GRANDE	MT. PLEASANT	SC	29464
MIMI	3002	iM-ORLAND PK	ORLAND PARK	IL	Orland LLC	118 ORLAND PARK PLACE	ORLAND PARK	IL	60462
MIMI	3040	OAK PARK	OVERLAND PARK	KS	CBL	11195 W 95TH STREET	OVERLAND PARK	KS	66214
MIMI	3108	SHREWSBURY	SHREWSBURY	NJ	Terranomics	597 ROUTE 35,	SHREWSBURY	NJ	07702
MIMI	3111	WILLOW GROVE	WILLOW GROVE	PA	PREIT	2500 MORELAND ROAD	WILLOW GROVE	PA	19090
MIMI	3163	iM-DEL AMO	TORRANCE	CA	Mills	21712 HAWTHORNE BLVD	TORRANCE	CA	90503
MIMI	3211	CHERRY HILL	CHERRY HILL	NJ	PREIT	718 CHERRY HILL MALL	CHERRY HILL	NJ	08002
MIMI	3230	WOODBRIDGE	WOODBRIDGE	NJ	General Growth	250 WOODBRIDGE CENTER DR	WOODBRIDGE	NJ	07095
MIMI	3317	STN ISLAND	STATEN ISLAND	NY	General Growth	2655 RICHMOND AVE	STATEN ISLAND	NY	10314
OUTLET	600	FRNKLN MILLS	PHILADELPHIA	PA	Mills	1574 FRANKLIN MILLS CIRCLE	PHILADELPHIA	PA	19154
OUTLET	603	POTOMAC	PRINCE WILLIAM	VA	Mills	2700 POTOMAC MILLS CIRCLE	PRINCE WILLIAM	VA	22192
OUTLET	604	SAWGRASS	SUNRISE	FL	Mills	12801 WEST SUNRISE BLVD	SUNRISE	FL	33323
OUTLET	606	1#SAN MARC	SAN MARCOS	TX	Lightstone Group	3939 I-35 SOUTH	SAN MARCOS	TX	78666
OUTLET	607	57TH ST	NEW YORK	NY	Mort Zimmerman	16-18 W. 57TH ST	NEW YORK	NY	10019
OUTLET	609	GULF COAST	ELLENTON	FL	Lightstone Group	5277 FACTORY SHOPS BLVD	ELLENTON	FL	34222
OUTLET	610	CASTLE ROCK	CASTLE ROCK	CO	Craig Realty	5050 FACTORY STORES BLVD	CASTLE ROCK	CO	80108
OUTLET	611	GURNEE	GURNEE	IL	Mills	6170 W GRAND AVE	GURNEE	IL	60031
OUTLET	612	BIRCH RUN	BIRCH RUN	MI	Lightstone Group	12158 BEYER ROAD	BIRCH RUN	MI	48415
OUTLET	613	CONROE	CONROE	TX	Craig Realty	1111 LEAGUE LINE RD	CONROE	TX	77303
OUTLET	614	OHIO FACT	JEFFERSONVILLE	OH	Lightstone Group	8000 FACTORY SHOPS BLVD	JEFFERSONVILLE	OH	43128
OUTLET	615	GILROY	GILROY	CA	Simon	684 LEAVESLEY	GILROY	CA	95020
OUTLET	616	PETALUMA	PETALUMA	CA	Simon	2200 PETALUMA BLVD NORTH	PETALUMA	CA	94952
OUTLET	618	VERO BCH	VERO BEACH	FL	Stoltz Management	1856 94TH DR.	VERO BEACH	FL	32966
OUTLET	620	RIVERHEAD	RIVERHEAD	NY	Tanger	1770 W.MAIN	RIVERHEAD	NY	11901
OUTLET	621	MAG BLUFF	DARIEN	GA	Ariel Preferred Retail Group	ONE MAGNOLIA BLUFF WAY,	DARIEN	GA	31305
OUTLET	622	ARIZONA	PHOENIX	AZ	Craig Realty	4250 W. ANTHEM WAY	PHOENIX	AZ	85086

Mothers Work, Inc.

Obligors

Store List

Motherswork					Landlord
Division	STR#	Name	City	State	Name	Street Address	City	State	Zip
OUTLET	624	OSAGE BEACH	OSAGE BEACH	MO	Simon	4540 HIGHWAY 54	OSAGE BEACH	MO	65065
OUTLET	625	ST AUGUSTINE	ST AUGUSTINE	FL	Simon	2700 STATE ROAD	ST AUGUSTINE	FL	32092
OUTLET	626	LIGHTHOUSE	MICHIGAN CITY	IN	Simon	601 WABASH ROAD	MICHIGAN CITY	IN	46360
OUTLET	627	TANGER GA	COMMERCE	GA	Tanger	800 STEVEN B. TANGER BLVD	COMMERCE	GA	30529
OUTLET	628	WILIMSBRG	WILLIAMSBURG	IA	Tanger	TANGER DRIVE #110	WILLIAMSBURG	IA	52361
OUTLET	630	EDINBURGH	EDINBURGH	IN	Simon	3155 OUTLET DRIVE	EDINBURGH	IN	46124
OUTLET	631	RIVIERA	FOLEY	AL	Tanger	2601 S. MCKENZIE ST	FOLEY	AL	36535
OUTLET	634	DESTIN	DESTIN	FL	Howard Group	10676 W EMERALD COAST PARKWAY	DESTIN	FL	32550
OUTLET	636	CABAZON	CABAZON	CA	Simon	48400 SEMINOLE RD.,	CABAZON	CA	92230
OUTLET	637	CAMARILLO	CAMARILLO	CA	Simon	740 VENTURA BLVD	CAMARILLO	CA	93010
OUTLET	639	BRANSON	BRANSON	MO	Simon	1000 PAT NASH DR.	BRANSON	MO	65616
OUTLET	642	LANCASTER	LANCASTER	PA	Tanger	115 STANLEY K TANGER BLVD	LANCASTER	PA	17602
OUTLET	643	1#WAYNE TOWNE	WAYNE	NJ	JSS Anderson	ROUTE #23 SOUTH	WAYNE	NJ	07470
OUTLET	644	WESTBROOK	WESTBROOK	CT	Tanger	314 FLATROCK PL.	WESTBROOK	CT	06498
OUTLET	645	SUPERMALL	AUBURN	WA	Glimcher	1101 SUPER MALL WAY	AUBURN	WA	98001
OUTLET	646	JACKSON	JACKSON	NJ	Simon	537 MONMOUTH RD	JACKSON	NJ	08527
OUTLET	647	RIVRPNT	CHICAGO	IL	Centrum Realty	1730 W. FULLERTON AVE.	CHICAGO	IL	60614
OUTLET	649	DWSNVILLE	DAWSONVILLE	GA	Simon	800 HWY., 400 SOUTH	DAWSONVILLE	GA	30534
OUTLET	652	im SECAUCUS	SECAUCUS	NJ	Foxwood Realty Services	900 A SECAUCUS ROAD	SECAUCUS	NJ	07094
OUTLET	653	GROVE CTY	GROVE CITY	PA	Lightstone Group	1-79 & RT. 208	GROVE CITY	PA	16127
OUTLET	655	GRPVINE	GRAPEVINE	TX	Mills	3000 GRAPEVINE MILLS PKWY	GRAPEVINE	TX	76051
OUTLET	656	CARLBD	CARLSBAD	CA	Simon	5630 PASEO DEL NORTE	CARLSBAD	CA	92008
OUTLET	658	MILPITAS	MILPITAS	CA	Mills	266 GREAT MALL DRIVE	MILPITAS	CA	95035
OUTLET	664	WRENTHAM	WRENTHAM	MA	Simon	1 PREMIUM OUTLET BLVD	WRENTHAM	MA	02093
OUTLET	680	NUT TREE	VACAVILLE	CA	Simon	311-H NUT TREE ROAD	VACAVILLE	CA	95688
OUTLET	682	NIAGRA	NIAGARA FALLS	NY	Talisman Corp.	1900 MILITARY ROAD	NIAGARA FALLS	NY	14304
OUTLET	684	SHASTA	ANDERSON	CA	KLP PROPERTIES	1733 STATE HIGHWAY 273 &I-5	ANDERSON	CA	96007
OUTLET	770	HAGERSTWN	HAGERSTOWN	MD	Lightstone Group	320 PRIME OUTLETS BLVD	HAGERSTOWN	MD	21740
OUTLET	771	GREAT LAKES	AUBURN HILLS	MI	Taubman	4686 BALDWIN ROAD	AUBURN HILLS	MI	48326
OUTLET	1329	GREAT MALL	OLATHE	KS	Glimcher	20360 W. 151 ST	OLATHE	KS	66061
OUTLET	1335	MAINE	KITTERY	ME	Ramassett Management	US RTE 1 & EXIT 3A	KITTERY	ME	03904
OUTLET	1601	#SOURCE	WESTBURY	NY	Simon	1504 OLD COUNTRY ROAD	WESTBURY	NY	11590
OUTLET	1603	JERSEY GDNS	ELIZABETH	NJ	Glimcher	651 KAPKOWSKI RD.	ELIZABETH	NJ	07201
OUTLET	1605	1#CONCORD	CONCORD	NC	Mills	8111 CONCORD MILLS BLVD	CONCORD	NC	28027
OUTLET	1606	KATY MILLS	KATY	TX	Mills	5000 KATY MILLS CIRCLE	KATY	TX	77494
OUTLET	1608	ARIZONA MILLS	TEMPE	AZ	Mills	5000 ARIZONA MILLS CIRCLE	TEMPE	AZ	85282
OUTLET	1609	DOLPHIN	MIAMI	FL	Taubman	11401 NW 12TH STREET	MIAMI	FL	33172
OUTLET	1610	REHOBOTH	REHOBOTH BEACH	DE	Tanger	36461 SEASIDE OUTLET DRIVE	REHOBOTH BEACH	DE	19971
OUTLET	1611	FASH OUTLT	BOAZ	AL	Grahmas & Company	201 ELIZABETH ST	BOAZ	AL	35957
OUTLET	1612	ONTARIO	ONTARIO	CA	Mills	ONE MILLS CIRCLE	ONTARIO	CA	91764
OUTLET	1613	OPRY MILLS	NASHVILLE	TN	Mills	130 OPRY MILLS DRIVE	NASHVILLE	TN	37214
OUTLET	1614	GULFPORT	GULFPORT	MS	Lightstone Group	10835 FACTORY SHOPS BLVD	GULFPORT	MS	39503
OUTLET	1615	WOODBURN	WOODBURN	OR	Craig Realty	1001 ARNEY ROAD	WOODBURN	OR	97071
OUTLET	1616	ORLANDO PREM	ORLANDO	FL	Simon	8200 VINELAND AVENUE	ORLANDO	FL	32821
OUTLET	1618	FIVE OAKS	SEVIERVILLE	TN	Tanger	1645 PARKWAY	SEVIERVILLE	TN	37862
OUTLET	1619	ARUNDEL	HANOVER	MD	Mills	7000 ARUNDEL MILLS CIRCLE	HANOVER	MD	21076
OUTLET	1621	BELZ	LAS VEGAS	NV	Simon	7400 LAS VEGAS BLVD	LAS VEGAS	NV	89123
OUTLET	1622	BELZ	CANOVANAS	PR	Belz	CARRETERA ESTATAL PR #3	CANOVANAS	PR	00729
OUTLET	1624	WILLIAMSBURG	WILLIAMSBURG	VA	Lightstone Group	5709-62 RICHMOND RD	WILLIAMSBURG	VA	23188

Mothers Work, Inc.

Obligors

Store List

Motherswork					Landlord
Division	STR#	Name	City	State	Name	Street Address	City	State	Zip
OUTLET	1625	OSHKOSH	OSHKOSH	WI	Lightstone Group	3001 S WASHBURN STREET	OSHKOSH	WI	54904
OUTLET	1626	ALBERTVILLE	ALBERTVILLE	MN	Simon	6415 LABEAUX AVE NE	ALBERTVILLE	MN	55301
OUTLET	1627	WATERLOO	WATERLOO	NY	Simon	655 ROUTE 318	WATERLOO	NY	13165
OUTLET	1629	INTL GATEWAY	SAN DIEGO	CA	Stoltz Management	4201 CAMINO DELA PLAZA	SAN DIEGO	CA	92173
OUTLET	1630	LEESBURG	LEESBURG	VA	Simon	241 FORT EVAN ROAD NE	LEESBURG	VA	20176
OUTLET	1631	DISCOVER	LAWRENCEVILLE	GA	Mills	5900 SUGARLOAF PARKWAY	LAWRENCEVILLE	GA	30043
OUTLET	1632	CAROLINA	SMITHFIELD	NC	Simon	1025 INDUSTRIAL PARK DR	SMITHFIELD	NC	27577
OUTLET	1633	WAIKELE	WAIPAHU	HI	Simon	94792 LUMIANINA STREET	WAIPAHU	HI	96797
OUTLET	1634	PARK CITY	PARK CITY	UT	Tanger	6699 NORTH LANDMARK DR	PARK CITY	UT	84098
OUTLET	1635	CROSSINGS	TANNERSVILLE	PA	Simon	1000 ROUTE 611	TANNERSVILLE	PA	18372
OUTLET	1636	KENSINGTON	HOWELL	MI	Tanger	1475 N BURKHART ROAD	HOWELL	MI	48843
OUTLET	1637	MYRTLE BEACH	MYRTLE BEACH	SC	Tanger	10839 KINGS ROAD	MYRTLE BEACH	SC	29572
OUTLET	1640	CO MILLS	LAKEWOOD	CO	Mills	14500 W COLFAX AVE	LAKEWOOD	CO	80401
OUTLET	1641	MIROMAR	ESTERO	FL	Miromar Outlets West LLC	10801 CORKSCREW ROAD	ESTERO	FL	33928
OUTLET	1642	JOHNSN CRK	JOHNSON CREEK	WI	Simon	575 W LINMAR LANE	JOHNSON CREEK	WI	53038
OUTLET	1644	LINCLN CTY	LINCOLN CITY	OR	Tanger	1500 SE DEVILS LAKE ROAD	LINCOLN CITY	OR	97367
OUTLET	1647	LAS VEGAS	LAS VEGAS	NV	Simon	855 S GRAND CENTRAL PKWY	LAS VEGAS	NV	89106
OUTLET	1648	CHICAGO	AURORA	IL	Simon	1650 PREMIUM OUTLETS BLVD	AURORA	IL	60504
OUTLET	1649	N BEND	NORTH BEND	WA	Chelsea	561A1 SOUTH FORK AVENUE SOUTH	NORTH BEND	WA	98045
OUTLET	1651	COL GORGE	TROUTDALE	OR	Simon	450 NW 257TH AVE	TROUTDALE	OR	97060
OUTLET	1652	FOLSOM	FOLSOM	CA	Simon	13000 FOLSOM BLVD	FOLSOM	CA	95630
OUTLET	1654	ST. LOUIS	HAZELWOOD	MO	Mills	5555 ST. LOUIS MILLS BLVD	HAZELWOOD	MO	63042
OUTLET	1655	PRIME LODI	BURBANK	OH	Lightstone Group	9909 AVON LAKE ROAD	BURBANK	OH	44214
OUTLET	1656	HILTON HEAD	HILTON HEAD	SC	Tanger	1414 FORDING ISLAND ROAD	HILTON HEAD	SC	29910
OUTLET	1657	OCEAN CITY	OCEAN CITY	MD	Cordish Company	12741 OCEAN GATEWAY	OCEAN CITY	MD	21842
OUTLET	1658	HUNTLEY	HUNTLEY	IL	Prime Retail	11800 FACTORY SHOPS BLVD	HUNTLEY	IL	60142
OUTLET	1662	VILLAGE W	KANSAS CITY	KS	Red Speedway, Inc	1829 VILLAGE WEST PARKWAY	KANSAS CITY	KS	66111
OUTLET *	3819	TRINITY	BRAMPTON	ON	Trinity Development Group	210 GREAT LAKES DRIVE	BRAMPTON	ON	L6R2K7
OUTLET *	3860	HEARTLAND	MISSISSAUGA	ON	Orlando Corporation	6045 MAVIS ROAD	MISSISSAUGA	ON	L5R4G6
OUTLET *	3867	W EDMONTN	EDMONTON	AB	West Edmonton Mall Properties Inc	8882 170TH STREET	EDMONTON	AB	T5T3J7
PEA	180	1#PACIFIC PL	SEATTLE	WA	Pine Street	600 PINE STREET	SEATTLE	WA	98101
PEA	801	1#FVALLEY	SAN DIEGO	CA	Simon	7007 FRIARS	SAN DIEGO	CA	92108
PEA	811	HOUST GAL	HOUSTON	TX	Simon	5085 WESTHEIMER	HOUSTON	TX	77056
PEA	835	M NEWBURY	BOSTON	MA	Copley	10 NEWBURY STREET	BOSTON	MA	02116
PEA	875	BOCA TC	BOCA RATON	FL	Simon	6000 W GLADES ROAD	BOCA RATON	FL	33431
PEA	894	OAKBROOK	OAKBROOK	IL	General Growth	288 OAKBROOK CENTER	OAKBROOK	IL	60523
PEA	897	CHERCREEK	DENVER	CO	Taubman	3000 EAST 1ST AVENUE	DENVER	CO	80206
PEA	902	SHER OAKS	SHERMAN OAKS	CA	Westfield	14006 RIVERSIDE DRIVE	SHERMAN OAKS	CA	91423
PEA	904	SOMERSET	TROY	MI	Forbes	2801 W BIG BEAVER ROAD	TROY	MI	48084
PEA	921	FSHN SHW	LAS VEGAS	NV	General Growth	3200 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109
PEA	922	PENTAGON	ARLINGTON	VA	Simon	1100 S. HAYES	ARLINGTON	VA	22202
PEA	923	TYSONS II	MCLEAN	VA	General Growth	1847G INTERNATIONAL DR	MCLEAN	VA	22102
PEA	925	MANHSST	MANHASSET	NY	1595 NB Associates, LLC	1595 NORTHERN BLVD.	MANHASSET	NY	11030
PEA	926	SHRT HILLS	SHORT HILLS	NJ	Taubman	JFK PARKWAY AND ROUTE 24	SHORT HILLS	NJ	07078
PEA	929	1#BAL HARB	BAL HARBOUR	FL	Bal Harbor Shops LTD	9700 COLLINS AVE.	BAL HARBOUR	FL	33154
PEA	932	HGHLND PRK	HIGHLAND PARK	IL	Steven L Amdur Realty Co Inc	600 CENTRAL AVENUE	HIGHLAND PARK	IL	60035
PEA	933	OAK ST	CHICAGO	IL	Imperial Realty Company	46 EAST OAK STREET	CHICAGO	IL	60611
PEA	935	BEV HILLS	BEVERLY HILLS	CA	Margaret Davidson	352 N. BEVERLY DRIVE	BEVERLY HILLS	CA	90210
PEA	936	S COAST PLAZA	COSTA MESA	CA	Segerstrom	3333 BEAR STREET	COSTA MESA	CA	92626

Mothers Work, Inc.

Obligors

Store List

Motherswork					Landlord
Division	STR#	Name	City	State	Name	Street Address	City	State	Zip
PEA	938	PHIPPS	ATLANTA	GA	Simon	3500 PEACHTREE ROAD NORTH	ATLANTA	GA	30326
PEA	940	EDINA	EDINA	MN	Gabbar & Beck	3400 GALLERIA	EDINA	MN	55435
PEA	942	SCOTTSDLE	SCOTTSDALE	AZ	Macerich	7014 E. CAMELBACK RD.	SCOTTSDALE	AZ	85251
PEA	943	SUTTER	SAN FRANCISCO	CA	Johnson Hoke	345 SUTTER STREET	SAN FRANCISCO	CA	94108
PEA	946	RICE BLVD	HOUSTON	TX	Rice University Village	2367 RICE BLVD.	HOUSTON	TX	77005
PEA	948	REGALIA	MEMPHIS	TN	Boyle Investments	6130 POPLAR AVENUE	MEMPHIS	TN	38119
PEA	950	#APIP KOP	KING OF PRUSSIA	PA	Simon	160 N. GULPH RD.	KING OF PRUSSIA	PA	19406
PEA	971	CRABTREE	RALEIGH	NC	Plaza Asoc.	4325 GLENWOOD AVENUE	RALEIGH	NC	27612
PEA	1166	LINCOLN	DALLAS	TX	Inland Western REIT	7700 W NORTHWEST HWY	DALLAS	TX	75225
PEA	1235	WILLOW BEND	PLANO	TX	Taubman	6121 W PARK BLVD	PLANO	TX	75093
PEA	1236	INTERNATL PLAZA	TAMPA	FL	Taubman	2223 NORTH WEST SHORE BLVD	TAMPA	FL	33607
PEA	1278	MERRICK	CORAL GABLES	FL	General Growth	350 AVE SAN LORENZO	CORAL GABLES	FL	33146
PEA	1282	MILLENIA	ORLANDO	FL	Forbes	4200 CONROY ROAD	ORLANDO	FL	32839
PEA	1286	VAL FAIR	SANTA CLARA	CA	Westfield	2855 STEVENS CREEK BLVD	SANTA CLARA	CA	95050

Mothers Work, Inc.

Leased Departments

Key
BLOMDL:	Bloomingdale’s	(Part of Federated Department Stores)
BOSC	Boscov’s
BRU	Babies “R “Us
GORD	Gordmans
MACY	Macy’s	(Part of Federated Department Stores)
SEARS	Sears

Chain	Store Name	Street	City	STATE	Zip
BLOMDL	BLM-MALL AMERICA	3000 SOUTH EAST COURT	BLOOMINGTON	MN	55425
BOSC	BOSC-FAIRGRDS SQ	2910 N. 5TH ST HWY	READING	PA	19605
BOSC	BOSC-READING	4500 PERKIOMEN AVENUE	READING	PA	19606
BOSC	BOSC-LEBANON	2201 LEBANON VALLEY MALL	LEBANON	PA	17042
BOSC	BOSC-FAIRLNE	7290 FAIRLANE VILLAGE MALL	POTTSVILLE	PA	17901
BOSC	BOSC-SUSQ VAL	RTES 11-15 BOX B	SELINSGROVE	PA	17870
BOSC	BOSC-WILKES BAR	15 S. MAIN STREET	WILKES-BARRE	PA	18702
BOSC	BOSC-LAUREL	105 LAUREL MALL, AIRPORT RD	HAZELTON	PA	18201
BOSC	BOSC-DOVER	3000 N. DUPONT HWY	DOVER	DE	19901
BOSC	BOSC-BINGHMTN	11-23 COURT STREET	BINGHAMTON	NY	13901
BOSC	BOSC-CAMP HL	370 CAMPHILL MALL	CAMP HILL	PA	17011
BOSC	BOSC-COL PK	RT 22 & COLONIAL RD	HARRISBURG	PA	17109
BOSC	BOSC-CONCORD	4737 CONCORD PIKE	WILMINGTON	DE	19803
BOSC	BOSC-PK CTY	800 PARK CITY CENTER	LANCASTER	PA	17601
BOSC	BOSC-SHORE	6725 BLACK HORSE PIKE	EGG HARBOR TOWNSHIP	NJ	08234
BOSC	BOSC-YORK	2899 WHITEFORD ROAD	YORK	PA	17402
BOSC	BOSC-MONROEVL	500 MALL BLVD	MONROEVILLE	PA	15146
BOSC	BOSC-SO HILLS	301 SOUTH HILLS VILLAGE	PITTSBURGH	PA	15241
BOSC	BOSC-LEHIGH VAL	400 LEHIGH VALLEY MALL	WHITEHALL	PA	18052
BOSC	BOSC-MONT	500 MONTGOMERY MALL	NORTH WALES	PA	19454
BOSC	BOSC-DEPTFD	1750 DEPTFORD CENTER ROAD	WOODBURY	NJ	08096
BOSC	BOSC-OWINGS	10300 MILL RUN CIRCLE	OWINGS MILLS	MD	21117
BOSC	BOSC-WHTE MRSH	8200 PERRY HALL BLVD	BALTIMORE	MD	21236
BOSC	BOSC-MRLY STN	7900 RITCHIE HWY	GLEN BURNIE	MD	21061
BOSC	BOSC-OXFORD VLY	2300 EAST LINCOLN HWY	LANGHORNE	PA	19047
BOSC	BOSC-SALISBRY	2310 N. SALISBURY BLVD	SALISBURY	MD	21801
BOSC	BOSC-GALLERIA	570 GALLERIA DRIVE	JOHNSTOWN	PA	15904
BOSC	BOSC-STEAMTN	400 LACKAWANNA AVENUE	SCRANTON	PA	18503
BOSC	BOSC-ECHELON	6001 ECHELON MALL	VOORHEES	NJ	08043
BOSC	BOSC-MOORSTN	RTE 38 & LENOLA ROAD	MOORESTOWN	NJ	08057

Mothers Work, Inc.

Leased Departments

Chain	Store Name	Street	City	STATE	Zip
BOSC	BOSC-GRANITE RN	1067 BALTIMORE PIKE	MEDIA	PA	19063
BOSC	BOSC-COVNTRY	ROUTE 724 & PA 100	POTTSTOWN	PA	19464
BOSC	BOSC-NSHMNY	200 NESHAMINY MALL	BENSALEM	PA	19020
BOSC	BOSC-PLYMTH MTG	500 W. GERMANTOWN PIKE	PLYMOUTH MEETING	PA	19462
BOSC	BOSC-CUMBERLND	3849 S. DELSEA DRIVE	VINELAND	NJ	08360
BOSC	BOSC-PALMR PK	121 PALMER PARK MALL	EASTON	PA	18045
BOSC	BOSC-COLONIE	CENTRAL AVE & WOLF ROAD	ALBANY	NY	12205
BOSC	BOSC-BEAVER VLY	400 BEAVER VALLEY MALL	MONACA	PA	15061
BOSC	BOSC-EXTON SQ	126 EXTON SQ MLL,RTES 30 & 100	EXTON	PA	19341
BOSC	BOSC-CLEARVW	101 CLEARVIEW MLL,RTES 8 &422	BUTLER	PA	16001
BOSC	BOSC-CLIFTN	422 CLIFTON COUNTY ROAD	CLIFTON PARK	NY	12065
BOSC	BOSC-NANUET	75 WEST ROUTE 59	NANUET	NY	10954
BOSC	BOSC-CHRSTIANA	361 W. MAIN STREET	CHRISTIANA	DE	19702
BOSC	BOSC-MONMTH	RTE 35 & WYCOFF ROAD	EATONTOWN	NJ	07724
BOSC	BOSC-OCEAN CTY	1201 HOOPER AVENUE	TOMS RIVER	NJ	08753
BOSC	BOSC-BERSHRE	1665 STATE HILL ROAD	WYOMISSING	PA	19610
BOSC	BOSC-WESTMNSTR	400 NORTH CENTER STREET	WESTMINSTER	MD	21157
BOSC	BOSC-FREDERICK	1301 WEST PATRICK STREET	FREDERICK	MD	21702
BOSC	BOSC-HARRISBG	3201 PAXTON STREET	HARRISBURG	PA	17111
BOSC	BOSC-LOGAN	139 FALON DRIVE	ALTOONA	PA	16602
BOSC	BOSC-PIEDMT	325 PIEDMONT DRIVE	DANVILLE	VA	24540
BRU	BRU-N BRNSWK	909 US HIGHWAY 1 SOUTH	4NORTH BRUNSWICK	NJ	08902
BRU	BRU-CHRRY HL	2135 ROUTE 38	CHERRY HILL	NJ	08002
BRU	BRU-DEPTFRD	1120 HURFVILLE RD	DEPTFORD	NJ	08096
BRU	BRU-FRLS HLLS	330 COMMERCE BLVD	FAIRLESS HILLS	PA	19030
BRU	BRU-NEWARK	1317 NEW CHURCHMANS RD	NEWARK	DE	19713
BRU	BRU-EATNTWN	70 US HIGHWAY 36	EATONTOWN	NJ	07724
BRU	BRU-MIAMI	8755 SW 24TH ST	MIAMI	FL	33165
BRU	BRU-PEMBROKE	11930 PINES BLVD	PEMBROKE	FL	33026
BRU	BRU-LAUDERHLL	7350 W COMMERCIAL BLVD	LAUDERHILL	FL	33319
BRU	BRU-KENDALL	15625 N KENDALL DR	KENDALL	FL	33196
BRU	BRU-KENNESAW	1875 GREERS CHAPEL	KENNESAW	GA	30144
BRU	BRU-ALPHARETTA	6380 NO POINT PARKWAY	ALPHARETTA	GA	30202
BRU	BRU-DULUTH	3925 VENTURE DR	DULUTH	GA	30096
BRU	BRU-DUNWOODY	1155 MOUNT VERNON HIGHWAY	DUNWOODY	GA	30338
BRU	BRU-SCHAUMBRG	16 EAST GOLF RD	SCHAUMBURG	IL	60173
BRU	BRU-NAPERVL	1955 GLACIER PARK AVE	NAPERVILLE	IL	60540
BRU	BRU-BURBANK	7750 S CICERO AVE	BURBANK	IL	60459
BRU	BRU-BRISTOL	1336 BRISTOL PIKE	BENSALEM	PA	19020

Mothers Work, Inc.

Leased Departments

Chain	Store Name	Street	City	STATE	Zip
BRU	BRU-RITCHIE	8040 RITCHIE HWY	PASADENA	MD	21122
BRU	BRU-GREENBRIER	1336 GREENBRIER PARKWAY	CHESAPEAKE	VA	23320
BRU	BRU-E COLONIAL	2654 EAST COLONIAL DRIVE	ORLANDO	FL	32803
BRU	BRU-W STATE	708 WEST STATE ROAD 436	ALTAMONTE SPRINGS	FL	32714
BRU	BRU-W HILLSBOROUGH	3908 WEST HILLSBOROUGH AVE	TAMPA	FL	33614
BRU	BRU-ATLANTIC	9400 ATLANTIC BLVD	JACKSONVILLE	FL	32225
BRU	BRU-OKEECHOBEE	4895 OKEECHOBEE BLVD	WEST PALM BEACH	FL	33417
BRU	BRU-MT.ZION	1960 MT. ZION ROAD	MORROW	GA	30260
BRU	BRU-BOBBY JONES	4225 WASHINGTON RD	EVANS	GA	30809
BRU	BRU-FAIRVIEW	801 FAIRVIEW ROAD	ASHEVILLE	NC	28803
BRU	BRU-S BLVD	9575 SOUTH BOULEVARD	CHARLOTTE	NC	28273
BRU	BRU-KINGSTON	9626 KINGSTON PIKE	KNOXVILLE	TN	37922
BRU	BRU-RIVERDALE	3525 RIVERDALE ROAD	MEMPHIS	TN	38115
BRU	BRU-HALL	12050 HALL ROAD	STERLING HEIGHTS	MI	48313
BRU	BRU-STRIP	6655 STRIP AVENUE NW	N CANTON	OH	44720
BRU	BRU-DUBLIN	3610 W DUBLIN-GRANVILLE RD	COLUMBUS	OH	43235
BRU	BRU-US 31	8800 US 31 SOUTH	INDIANAPOLIS	IN	46227
BRU	BRU-FM 1960 W	380 FM 1960 WEST	HOUSTON	TX	77090
BRU	BRU-WESTHEIMER	14287 WESTHEIMER ROAD	HOUSTON	TX	77077
BRU	BRU-W ARBROOK	1501 WEST ARBROOK BLVD	ARLINGTON	TX	76015
BRU	BRU-E ROUND GROVE	420 E ROUND GROVE ROAD	LEWISVILLE	TX	75067
BRU	BRU-BELTLINE	3850 BELTLINE ROAD	ADDISON	TX	75244
BRU	BRU-RESEARCH	9333 RESEARCH BLVD	AUSTIN	TX	78759
BRU	BRU-RECTOR	819 RECTOR DR. EAST	SAN ANTONIO	TX	78216
BRU	BRU-NW LOOP	6955 NW LOOP 410	SAN ANTONIO	TX	78238
BRU	BRU-E 71ST	10010 EAST 71ST STREET SO	TULSA	OK	74133
BRU	BRU-E RAY	4835 E RAY ROAD	PHOENIX	AZ	85044
BRU	BRU-S WADSWORTH	5142 S WADSWORTH BLVD	LITTLETON	CO	80213
BRU	BRU-SHERIDAN	9330 SHERIDAN BLVD	WESTMINSTER	CO	80030
BRU	BRU-EAST 40 HWY	14450 EAST 40 HWY	KANSAS CITY	MO	64136
BRU	BRU-CORTANA	9606 CORTANA PLACE	BATON ROUGE	LA	70815
BRU	BRU-W 78TH	900 WEST 78TH STREET SOUTH	RICHFIELD	MN	55423
BRU	BRU-MAYS LNDG	120 CONSUMERS SQUARE	MAYS LANDING	NJ	08330
BRU	BRU-KOCH	4441 LEMAY FERRY ROAD	ST.LOUIS	MO	63129
BRU	BRU-N BLCKSTNE	7370 NORTH BLACKSTONE RD	PINEDALE	CA	93650
BRU	BRU-SO HLLND	1360 SOUTH HOLLAND-SYLVANIA RD	HOLLAND	OH	43528
BRU	BRU-N BRITN	1559 NORTH BRITAIN AVENUE	WEST HARTFORD	CT	06110
BRU	BRU-W 135TH	8500 WEST 135TH STREET	OVERLAND PARK	KS	66223
BRU	BRU-HANES	975 HANES MALL BLVD	WINSTON SALEM	NC	27103

Mothers Work, Inc.

Leased Departments

Chain	Store Name	Street	City	STATE	Zip
BRU	BRU-HAYWD	605 HAYWOOD ROAD	GREENVILLE	SC	29607
BRU	BRU-GULF CTR	10002 GULF CENTER DRIVE	FT. MEYERS	FL	33913
BRU	BRU-LANSING	5900 W SAGINAW BLVD	LANSING	MI	48917
BRU	BRU-TOTOWA	465 US HIGHWAY 46 WEST	TOTOWA	NJ	07512
BRU	BRU-SIMI VLY	118 FREEWAY ROAD	SIMI VALLEY	CA	93062
BRU	BRU-CHICAGO	6420 W FULLERTON	CHICAGO	IL	60707
BRU	BRU-ROSEVL	2401 N FAIRVIEW AVE/ COUNTRY RD	ROSEVILLE	MN	55113
BRU	BRU-BLUEMND	18550 W. BLUEMOUND ROAD	BROOKFIELD	WI	53045
BRU	BRU-HARBSN	254 HARBISON BLVD	COLUMBIA	SC	29212
BRU	BRU-W KELLOGG	4646 WEST KELLOGG STREET	WICHITA	KS	67209
BRU	BRU-ZEIER	2161 ZEIER ROAD	MADISON	WI	53704
BRU	BRU-HORTON	3939 HORTON	EMERYVILLE	CA	94608
BRU	BRU-OXFORD	4000 OXFORD DRIVE	BETHEL PARK	PA	15102
BRU	BRU-MIRA MESA	8181 MIRA MESA BOULEVARD	SAN DIEGO	CA	92126
BRU	BRU-PUTTY HILL	1238 PUTTY HILL AVENUE	TOWSON	MD	21286
GORD	GORD-15TH ST	10515 S 15TH STREET	BELLEVUE	NE	68123
GORD	GORD-LUDWIG	81 LUDWIG DRIVE	FAIRVIEW HEIGHTS	IL	62208
GORD	GORD-TOPEKA	3245 TOPEKA BLVD	TOPEKA	KS	66611
GORD	GORD-CAMBELL	3303 S CAMBELL AVE	SPRINGFIELD	MO	65807
GORD	GORD-VINE	4600 VINE STREET	LINCOLN	NE	68503
GORD	GORD-22ND ST	1400 22ND STREET	WEST DES MOINES	IA	50266
GORD	GORD-EAST 40	13500 A EAST 40 HIGHWAY	INDEPENDENCE	MO	64055
GORD	GORD-ENGLEWD	309 NE ENGLEWOOD ROAD	KANSAS CITY	MO	64118
GORD	GORD-GRD PRAIRIE	7611 NORTH GRAND PRAIRIE DRIVE	PEORIA	IL	61615
GORD	GORD-MANAWA	3125 MANAWA CENTRE DR	COUNCIL BLUFFS	IA	51501
MACY	MACYS-ALBNY	WOLF ROAD	ALBANY	NY	12205
MACY	MACY-EATNWN	RTE. 35 & WYCOFF RD.	EATONTOWN	NJ	07724
MACY	MACYS-WHT PLN	100 MAIN STREET	WHITE PLAINS	NY	10601
MACY	MACY-PENTGN	1000 SOUTH HAYES STREET	ARLINGTON	VA	22202
MACY	MACY-MCLEAN	1651 INTERNATIONAL DR.	MCLEAN	VA	22102
MACY	MACY-O MILLS	10200 MILL RUN CIRCLE	OWINGS MILLS	MD	21117
MACY	MACY-SPRNGFLD	6400 T SPRINGFIELD MALL	SPRINGFIELD	VA	22150
MACY	MACY-CHRSTA	CHRISTINA-STANTON ROAD	NEWARK	DE	19702
MACY	MACY-QUAKER	US RTE 1 & STATE HWY 533	LAWRENCEVILLE	NJ	08648
MACY	MACYS-DEPTFD	ALMONESSON & CLEMENTS	DEPTFORD	NJ	08096
MACY	MACY-SPRGFLD	BALTIMORE PIKE & SPROUL ROAD	SPRINGFIELD	PA	19064
MACY	MACY-MENLO	275 MENLO PARK	EDISON	NJ	08837
MACY	MACY-NANUET	ROUTE 59	NANUET	NY	10954
MACY	MACY-WALT WHIT	RT 110	N HUNTINGTON	NY	11746

Mothers Work, Inc.

Leased Departments

Chain	Store Name	Street	City	STATE	Zip
MACY	MACY-SSHORE	SUNRISE HIGHWAY	BAY SHORE	NY	11706
MACY	MACY-SHAVEN	RTES. 25 & 47	LAKE GROVE	NY	11755
MACY	MACY-KPLAZA	5400 AVENUE U	BROOKLYN	NY	11234
MACY	MACY-FULTON	420 FULTON STREET	BROOKLYN	NY	11202
MACY	MACY-VLYSTREAM	GREEN ACRES MALL	VALLEY STREAM	NY	11580
MACY	MACY-EBRNSWCK	ROUTE 18	EAST BRUNSWICK	NJ	08816
MACY	MACY-LIVING	S. ORANGE AND WALNUT	LIVINGSTON	NJ	07039
MACY	MACY-TMSRVR	1021 HOOPER AVENUE	TOMS RIVER	NJ	08753
MACY	MACY-RCKAWY	RT. 80 & MT. HOPE AVENUE	ROCKAWAY	NJ	07866
MACY	MACY-TRMBL	5065 MAIN STREET	TRUMBULL	CT	06611
MACY	MACY-BEDFORD	125 SOUTH RIVER ROAD, ROUTE 3	BEDFORD	NH	03110
MACY	MACY-NSHORE	ROUTE 114	PEABODY	MA	01960
MACY	MACY-MAIN	100 MAINE MALL RD	SOUTH PORTLAND	ME	04106
MACY	MACY-ROCKNHM	99 ROCKINGHAM PARK BLVD	SALEM	NH	03079
MACY	MACY-HYANNIS	ROUTE 132	HYANNIS	MA	02601
MACY	#MACYS-34TH	151 WEST 34TH STREET	NEW YORK	NY	10001
MACY	MACY-CHER HILL	RT. #38, HADDONFIELD RD.	CHERRY HILL	NJ	08002
MACY	MACY-SWANSE	3 SWANSEA MALL DR	SWANSEA	MA	02777
MACY	MCW-SACRAMENTO	414 K STREET	SACRAMENTO	CA	95814
MACY	MCW-SERRAMONTE	1 SERRAMONTE CENTER	DALY CITY	CA	94015
MACY	MCE-BURLINGTON	1300 MIDDLESEX TURNPIKE	BURLINGTON	MA	01803
MACY	MACY-MAYS LNDG	ROUTE 575 AND BLACK HORSE PIKE	MAYS LANDING	NJ	08330
MACY	MACY-WILLBRK	1100 WILLOWBROOK MALL	WAYNE	NJ	07470
MACY	MACY-FAIR OAKS	11901-L LEE JACKSON MEM HWY	FAIRFAX	VA	22033
MACY	MACY-OXFD VALLEY	2300 EAST LINCOLN HWY	LANGHORNE	PA	19047
MACY	MACY-MONT	804 BETHLEHEM PIKE	NORTH WALES	PA	19454
MACY	MACY-ROOSEVELT	136-50 ROOSEVELT AVE	FLUSHING	NY	11354
MACY	MACY-LOS ANGELES	750 W 7TH STREET	LOS ANGELES	CA	90017
MACY	MACY-BKRSFLD	2601 MING AVENUE	BAKERSFIELD	CA	93304
MACY	MCE-MANHASSET	1100 NORTHERN BLVD	MANHASSETT	NY	11030
MACY	MCE-PARAMUS	100 PARAMUS PARK	PARAMUS	NJ	07652
MACY	MCE-PERRY HALL	8200 PERRY HALL BLVD	PERRY HALL	MD	21128
MACY	MCE-WASHINGTON	450 WASHINGTON STREET	BOSTON	MA	02205
MACY	MACY-WARWCK	200 WARWICK MALL	WARWICK	RI	02886
MACY	MCF-MILLENIA	4298 MILLENIA BLVD	ORLANDO	FL	32839
MACY	MFDS-STATE ST	111 N. STATE STREET	CHICAGO	IL	60602
MACY	MFDS-12 OAKS	27550 NOVI ROAD	NOVI	MI	48377
MACY	MNO-OAKBROOK	1 OAK BROOK CENTER MALL	OAKBROOK	IL	60521
MACY	MNO-OLD ORCHARD	1 OLD ORCHARD	SKOKIE	IL	60077

Mothers Work, Inc.

Leased Departments

Chain	Store Name	Street	City	STATE	Zip
MACY	MNO-WOODFIELD	1 WOODFIELD MALL	SCHAUMBURG	IL	60173
MACY	MNO-GRANDVILLE	3850 RIVERTOWN PARKWAY	GRANDVILLE	MI	49418
MACY	MNO-SIOUX FALLS	4001 W 41ST STREET	SIOUX FALLS	SD	57116
MACY	MNO-FLINT	4600 MILLER ROAD	FLINT	MI	48507
MACY	MNO-SAGINAW	4750 FASHION SQUARE MALL	SAGINAW	MI	48604
MACY	MFDS-HILLSDALE	702 NORTH MIDVALE BLVD	MADISON	WI	53705
MACY	MNO-LAKESIDE	14200 LAKESIDE CIRCLE	STERLING HEIGHTS	MI	48313
MACY	MNO-OAKLAND	500 WEST 14 MILE RD	TROY	MI	48083
MACY	MFDS-NORTHBRK	1555 NORTHBROOK COURT	NORTHBROOK	IL	60062
MACY	MNO-700 ON MALL	700 ON THE MALL	MINNEAPOLIS	MN	55402
MACY	MNO-FOX VALLEY	1 FOX VALLEY CENTER	AURORA	IL	60504
MACY	MNO-TELEGRAPH	269 N TELEGRAPH RD	WATERFORD	MI	48327
MACY	MNO-SOUTHDALE	100 SOUTHDALE CENTER	EDINA	MN	55435
MACY	MFDS-RDGDALE	12441 WAYZATA BLVD	MINNETONKA	MN	55305
MACY	MFDS-MAYFAIR	1 MAYFAIR MALL N	WAUWATOSA	WI	53226
MACY	MNO-HAWTHORNE	1 HAWTHORNE CENTER	VERNON HILLS	IL	60061
MACY	MNO-ROSEDALE	900 ROSEDALE CTR	ROSEVILLE	MN	55113
MACY	MN0-FOX RIVER	4301 WEST WISCONSIN AVE	APPLETON	WI	54915
MACY	MNO-BURNSVILLE	14251 BURNHAVEN DRIVE	BURNSVILLE	MN	55306
MACY	MMW-GRNWD	1251 US 31 NORTH	GREENWOOD	IN	46142
MACY	MMW-HUNGTN	300 HUNTINGTON MALL	BARBOURSVILLE	WV	25504
MACY	MMW-NTHPRK	359 NORTHPARK LANE	JOPLIN	MO	64801
MACY	MMW-PITTSBGH	400 FIFTH AVENUE	PITTSBURGH	PA	15219
MACY	MMW-STHHLS	100 SOUTH HILLS VILLAGE	PITTSBURGH	PA	15241
MACY	MMW-CASLTN	6020 EAST 82ND ST	CASTLETON	IN	46250
MACY	MNW-CTTNWD	4835 HIGHLAND DRIVE	SALT LAKE CITY	UT	84117
MACY	MNW-SANDY	10600 SOUTH 110 WEST	SANDY	UT	84070
MACY	MNW-OREM	543 EAST UNIVERSITY PARKWAY	OREM	UT	84097
MACY	MNW-LAYTON	1000 LAYTON HILLS MALL	LAYTON	UT	84041
MACY	MNW-RIVERDLE	1134 WEST RIVERDALE ROAD	RIVERDALE	UT	84405
MACY	MSO-LENOX	3393 PEACHTREE RD	ATLANTA	GA	30326
MACY	MSO-HICKORY	6001 WINCHESTER	MEMPHIS	TN	38115
MACY	MSO-LIMA	2600 ELIDA ROAD	LIMA	OH	45805
MACY	MSO-DAYTON	DAYTON MALL	DAYTON	OH	45459
MACY	MSO-TRCNTY	11700 PRINCETON PIKE	CINCINNATI	OH	45246
MACY	MSO-FLORNC	FLORENCE MALL	FLORENCE	KY	41042
MACY	MSO-NTHGTE	9531 COLERAIN AVENUE	CINCINNATI	OH	45251
MACY	MSO-OAKCRT	4848 POPLAR	MEMPHIS	TN	38117
MACY	MSO-RVRCHS	2600 RIVERCHASE GALLERIA	BIRMINGHAM	AL	35244

Mothers Work, Inc.

Leased Departments

Chain	Store Name	Street	City	STATE	Zip
MACY	MSO-TWNCNTR	400 ERNEST G BARRETT PKWY	KENNESAW	GA	30144
MACY	MSO-STHLK	1500 SOUTHLAKE MALL	MORROW	GA	30260
MACY	MSO-MALL GA	3333 BUFORD DRIVE	BUFORD	GA	30519
MACY	MSO-FTN PL	505 VINE STREET	CINCINNATI	OH	45202
MACY	MSO-PCHTREE	3091 MANCHESTER EXPRESSWAY	COLUMBUS	GA	31904
MACY	MSO-LEXNTN	3303 NICHOLASVILLE PARK	LEXINGTON	KY	40503
MACY	MSO-CUMBERL	1300 CUMBERLAND MALL	ATLANTA	GA	30339
MACY	MSO-NTHWST	1000 NORTHWEST MALL	HOUSTON	TX	77092
MACY	MSO-W OAKS	800 WEST OAKS MALL	HOUSTON	TX	77082
MACY	MSO-DEL NRTE	5300 SAN DARIO	LAREDO	TX	78041
MACY	MSO-LKLNE	11250 LAKE STOP BLVD	CEDAR PARK	TX	78613
MYCY	MSO-TWN E	4000 TOWN EAST BLVD	MESQUITE	TX	75150
MACY	MSO-GREENBR	1401 GREENBRIAR PARKWAY	CHESAPEAKE	VA	23320
SEARS	SRS-N ATTLEBORO	1009 S WASHINGTON STREET	NORTH ATTLEBORO	MA	02760
SEARS	SRS-SAUGUS	1325 BROADWAY	SAUGUS	MA	01906
SEARS	SRS-WARWICK	650 BALD HILL ROAD	WARWICK	RI	02886
SEARS	SRS-MARLBRGH	521 LYNCH BLVD	MARLBOROUGH	MA	01752
SEARS	SRS-DEDHAM	300 PROVIDENCE HWY	DEDHAM	MA	02026
SEARS	SRS-BRAINTREE	250 GRANITE STREET	BRAINTREE	MA	02184
SEARS	SRS-KINGSTN	ROUTE 3 & SMITH LANE	KINGSTON	MA	02364
SEARS	SRS-SWANSEA	ROUTE 6 & 118	SWANSEA	MA	02777
SEARS	SRS-HYANNIS	CAPE COD MALL	HYANNIS	MA	02601
SEARS	SRS-N DARTMTH	NORTH DARTMOUTH PLAZA	NORTH DARTMOUTH	MA	02747
SEARS	SRS-TAUNTN	SILVER CITY GALLERIA	TAUNTON	MA	02780
SEARS	SRS-ALBANY	COLONIE CRT MALL	ALBANY	NY	12205
SEARS	SRS-ROTTERDM	93 W CAMPBELL ROAD	ROTTERDAM	NY	12306
SEARS	SRS-SARATOGA	3065 ROUTE 50	SARATOGA SPRINGS	NY	12866
SEARS	SRS-LANESBORO	BERKSHIRE MALL	LANESBORO	MA	01237
SEARS	SRS-G FALLS	AVIATION MALL	GLEN FALLS	NY	12804
SEARS	SRS-PLATTSBRGH	CHAMPLAIN CTR N	PLATTSBURGH	NY	12901
SEARS	SRS-LEWISVL	S STEMMONS FWY, STE 5	LEWISVILLE	TX	75067
SEARS	SRS-SW CTR	SOUTHWEST CENTER MALL	DALLAS	TX	75237
SEARS	SRS-RDGEMAR	1800 GREEN OAKS ROAD	FORT WORTH	TX	76116
SEARS	SRS-HURST	1101 MELBOURNE ROAD	HURST	TX	76053
SEARS	SRS-ARLNGTN	PARKS MALL	ARLINGTON	TX	76015
SEARS	SRS-SOUTHPT	4900 S HULEN STREET	FORT WORTH	TX	76132
SEARS	SRS-IRVING	2501 IRVING MALL	IRVING	TX	75062
SEARS	SRS-DENTON	GOLDEN TRIANGLE MALL	DENTON	TX	76205
SEARS	SRS-VALLEY VW	VALLEY VIEW CENTER	DALLAS	TX	75240

Mothers Work, Inc.

Leased Departments

Chain	Store Name	Street	City	STATE	Zip
SEARS	SRS-FRISCO	2605 PRESTON ROAD	FRISCO	TX	75034
SEARS	SRS-MESQUITE	TOWN EAST MALL	MESQUITE	TX	75150
SEARS	SRS-RICHDSN	RICHARDSON SQUARE	RICHARDSON	TX	75081
SEARS	SRS-PLANO	851 N CENTRAL EXPRESSWAY	PLANO	TX	75075
SEARS	SRS-PARIS	3060 CLARKSVILLE STREET	PARIS	TX	75460
SEARS	SRS-STRNGVL	17271 SOUTHPARK CIRCLE	STRONGSVILLE	OH	44136
SEARS	SRS-ELYRIA	4900 MIDWAY MALL	ELYRIA	OH	44035
SEARS	SRS-MENTOR	7875 JONNYCAKE RIDGE RD	MENTOR	OH	44060
SEARS	SRS-CANTON	4100 BELDEN VILLAGE MALL	CANTON	OH	44718
SEARS	SRS-MIDDLBRG	6950 W 130TH STREET	MIDDLEBERG HEIGHTS	OH	44130
SEARS	SRS-BRITTN	2000 BRITTAIN ROAD	AKRON	OH	44310
SEARS	SRS-RICHMD	RICHMOND MALL	RICHMOND HEIGHTS	OH	44143
SEARS	SRS-ROMIG	2400 ROMIG ROAD	AKRON	OH	44322
SEARS	SRS-N OMLSTD	5000 GREAT NORTHERN MALL	NORTH OLMSTEAD	OH	44070
SEARS	SRS-ROSEVL	1191 GALLERIA BLVD	ROSEVILLE	CA	95678
SEARS	SRS-FAIRFLD	1420 TRAVIS BLVD	FAIRFIELD	CA	94533
SEARS	SRS-ARDN FR	ARDEN FAIR SHOPPING CENTER	SACRAMENTO	CA	95815
SEARS	SRS-STOCKTN	WEBERSTOWN MALL	STOCKTON	CA	95207
SEARS	SRS-FLORIN	FLORIN CENTER	SACRAMENTO	CA	95832
SEARS	SRS-CITRUS	SUNRISE MALL	CITRUS HEIGHTS	CA	95601
SEARS	SRS-MODESTO	100 VINTAGE FAIRE MALL	MODESTO	CA	95356
SEARS	SRS-TRACY	3350 NAGLEE ROAD	TRACY	CA	95304
SEARS	SRS-YUBA CTY	1235 COLUSA AVENUE	YUBA CITY	CA	95991
SEARS	SRS-G BURNIE	7900 GOV RITCHIE HWY	GLEN BURNIE	MD	21061
SEARS	SRS-BEL AIR	658 BALTIMORE PIKE	BEL AIR	MD	21014
SEARS	SRS-SECURITY	6901 SECURITY BLVD	BALTIMORE	MD	21244
SEARS	SRS-SALSBRY	2306 N SALISBURY BLVD	SALISBURY	MD	21801
SEARS	SRS-PERRY HL	8200 PERRY HALL BLVD	BALTIMORE	MD	21236
SEARS	SRS-DOVER	1000 DOVER MALL	DOVER	DE	19901
SEARS	SRS-CMBRLND	1262 VOCKE ROAD	CUMBERLAND	MD	21502
SEARS	SRS-MRTNSBRG	800 FOXCROFT AVE	MARTINSBURG	WV	25401
SEARS	SRS-EASTRN	7885 EASTERN BLVD	BALTIMORE	MD	21224
SEARS	SRS-HGRSTWN	17318 VALLEY MALL ROAD	HAGERSTOWN	MD	21740
SEARS	SRS-WSTMNSTR	400 N CENTER STREET	WESTMINSTER	MD	21157
SEARS	SRS-MOORESTWN	RTE 38 & LENOLA ROAD	MOORESTOWN	NJ	08057
SEARS	SRS-GRD FTHILL	8250 DAY CREEK BLVD	RANCHO CUCAMONGA	CA	91739
SEARS	SRS-WESTMINSTER	5501 W 88TH AVE	WESTMINSTER	CO	80031
SEARS	SRS-SALEM	THE MALL AT ROCKINGHAM PK	SALEM	NH	03079
SEARS	SRS-GARDEN CITY	1111 FRANKLIN AVE	GARDEN CITY	NY	11530

Mothers Work, Inc.

Leased Departments

Chain	Store Name	Street	City	STATE	Zip
SEARS	SRS-LAKE WALES	EAGLE RIDGE MALL	LAKE WALES	FL	33859
SEARS	SRS-OCALA	3100 SW COLLEGE RD STE 300	OCALA	FL	34474
SEARS	SRS-BRANDON	686 BRANDON TOWN CENTER MALL	BRANDON	FL	33511
SEARS	SRS-LOS ANGELES/BOYLE	2650 E OLYMPIC BLVD	LOS ANGELES	CA	90023
SEARS	SRS-MERLEHAY	4000 MERLE HAY RD	DES MOINES	IA	50310
SEARS	SRS-VERO BEACH	6200 20TH ST STE 300	VERO BEACH	FL	32966
SEARS	SRS-LITTLE ROCK	600 S UNIVERSITY AVE	LITTLE ROCK	AR	72205
SEARS	SRS-LOS ANGELES/BALDWIN HLS	BALDWIN HILLS MALL	LOS ANGELES	CA	90008
SEARS	SRS-PLEASANTON	STONERIDGE MALL	PLEASANTON	CA	94588
SEARS	SRS-OAKVIEW	OAK VIEW MALL	OMAHA	NE	68144
SEARS	SRS-DULLES/LOUDOUN CNTY	21000 DULLES TOWN CIR	DULLES	VA	20166
SEARS	SRS-MEMPHIS/RALEIGH SPRINGS	RALEIGH SPRINGS MALL	MEMPHIS	TN	38128
SEARS	SRS-EL PASO/SUNLAND PK	750 SUNLAND PARK DR	EL PASO	TX	79912
SEARS	SRS-HOLLYWOOD	5601 SANTA MONICA BLVD	LOS ANGELES	CA	90038
SEARS	SRS-NORTHTOWN	4700 N DIVISION ST	SPOKANE	WA	99207
SEARS	SRS-BROOKLYN CTR	BROOKDALE CTR	BROOKLYN CTR	MN	55430
SEARS	SRS-ROSS PARK	1008 ROSS PARK MALL DR	PITTSBURGH	PA	15237
SEARS	SRS-AUGUSTA	3450B WRIGHTSBORO RD	AUGUSTA	GA	30909
SEARS	SRS-SPOKANE VLLY	14720 E INDIANA AVE	SPOKANE	WA	99216
SEARS	SRS-EASTLND	EASTLAND MALL	COLUMBUS	OH	43232
SEARS	SRS-XROAD MALL	CROSSROADS MALL	OMAHA	NE	68114
SEARS	SRS-JOPLIN	101 N RANGELINE RD	JOPLIN	MO	64801
SEARS	SRS-MERIDEN	470 LEWIS AVE	MERIDEN	CT	06451
SEARS	SRS-JERSEY CTY/NEWPORT	50 MALL DR W	JERSEY CITY	NJ	07310
SEARS	SRS-NORTHGATE	1620 GUESS RD	DURHAM	NC	27701
SEARS	SRS-PASADENA	3801 E FOOTHILL BLVD	PASADENA	CA	91107
SEARS	SRS-CORAL SPRINGS	CORAL SQ MALL	CORAL SPRINGS	FL	33071
SEARS	SRS-MOBILE	3201 BELL AIR MALL	MOBILE	AL	36606
SEARS	SRS-BROOKFIELD	BROOKFIELD SQ S/C	BROOKFIELD	WI	53005
SEARS	SRS-LANGHORNE/OXFORD VLY	OXFORD VALLEY MALL	LANGHORNE	PA	19047
SEARS	SRS-GLEN ALLEN(RICHMOND)	VIRGINIA CTR COMMONS	GLEN ALLEN	VA	23059
SEARS	SRS-GRNDCANYON	SEARS GRAND GRAND CANYON PKWY	LAS VEGAS	NV	89147
SEARS	SRS-MEMORIAL	400 MEMORIAL CITY WAY	HOUSTON	TX	77024
SEARS	SRS-PALMDALE	ANTELOPE VLY MALL	PALMDALE	CA	93551
SEARS	SRS-OVERLKE PRK	OVERLAKE PARK	REDMOND	WA	98052
SEARS	SRS-MANKATO	1850 ADAMS ST STE 5	MANKATO	MN	56001
SEARS	SRS-LAKEWOOD/DENVER	WESTLAND CTR	LAKEWOOD	CO	80215
SEARS	SRS-WALDORF/ST CHARLES	ST CHARLES TOWNE CTR	WALDORF	MD	20603
SEARS	SRS-DAYTONA BEACH	1700 W INTL SPEEDWAY BLVD	DAYTONA BEACH	FL	32114

Mothers Work, Inc.

Leased Departments

Chain	Store Name	Street	City	STATE	Zip
SEARS	SRS-SHREVEPORT	3601 SOUTHERN AVE	SHREVEPORT	LA	71104
SEARS	SRS-WASHNGTON SQ	9800 SW WASHINGTON SQUARE RD	PORTLAND	OR	97223
SEARS	SRS-GREENDALE	SOUTHRIDGE S/C	GREENDALE	WI	53129
SEARS	SRS-COTTMAN	7300 BUSTLETON AVE	PHILADELPHIA	PA	19152
SEARS	SRS-CAGUAS	LAS CATALINAS MALL	CAGUAS	PR	00725
SEARS	SRS-CORTANA	CORTANA MALL	BATON ROUGE	LA	70815
SEARS	SRS-WEST OAKS	WEST OAKS MALL	HOUSTON	TX	77082
SEARS	SRS-ANCHORAGE(SUR)	700 E NORTHERN LIGHTS BLVD	ANCHORAGE	AK	99503
SEARS	SRS-HARLEM	1601 N HARLEM AVE	CHICAGO	IL	60707
SEARS	SRS-SEQUOYA	4400 S WESTERN AVE	OKLAHOMA CITY	OK	73109
SEARS	SRS-WESTLAND(DETROIT)	35000 WARREN RD	WESTLAND	MI	48185
SEARS	SRS-DOUGLASVILLE	6580 DOUGLAS BLVD	DOUGLASVILLE	GA	30135
SEARS	SRS-PENSACOLA	7171 N DAVIS HWY	PENSACOLA	FL	32504
SEARS	SRS-SOUTHPARK	2310 SW MILITARY DR	SAN ANTONIO	TX	78224
SEARS	SRS-FEDERAL WAY	1701 S 320TH ST	FEDERAL WAY	WA	98003
SEARS	SRS-FLINT	3191 S LINDEN RD	FLINT	MI	48507
SEARS	SRS-OVERLAND PARK	9701 METCALF AVE	OVERLAND PARK	KS	66212
SEARS	SRS-OCOEE	9405 W COLONIAL DR	OCOEE	FL	34761
SEARS	SRS-JACKSON	1400 METROCENTER	JACKSON	MS	39209
SEARS	SRS-ALDERWOOD	18600 ALDERWOOD MALL PKWY	LYNNWOOD	WA	98037
SEARS	SRS-PORTAGE	6780 S WESTNEDGE AVE	PORTAGE	MI	49024
SEARS	SRS-MINNETONKA	12431 WAYZATA BLVD	MINNETONKA	MN	55305
SEARS	SRS-BEVERLY	2307 BEVERLEY RD	BROOKLYN	NY	11226
SEARS	SRS-CHATTANOOGA	HAMILTON PLACE MALL	CHATTANOOGA	TN	37421
SEARS	SRS-MONROE	4800 MILLHAVEN RD	MONROE	LA	71203
SEARS	SRS-SALT LAKE CITY	754 S STATE ST	SALT LAKE CTY	UT	84111
SEARS	SRS-CLACKAMAS	11800 SE 82ND AVE	PORTLAND	OR	97266
SEARS	SRS-TUTTLE	TUTTLE CROSSING	COLUMBUS	OH	43016
SEARS	SRS-INDEPENDENCE	18777 E 39TH ST S	INDEPENDENCE	MO	64057
SEARS	SRS-MAPLEWOOD	3001 WHITE BEAR AVE N	MAPLEWOOD	MN	55109
SEARS	SRS-BAY SHORE	1701 SUNRISE HWY	BAY SHORE	NY	11706
SEARS	SRS-MIAMI/CORAL GABLES	CORAL GABLES	MIAMI	FL	33145
SEARS	SRS-MONTGOMERY	EASTDALE MALL	MONTGOMERY	AL	36117
SEARS	SRS-SHEPHERD	4000 N SHEPHERD DR	HOUSTON	TX	77018
SEARS	SRS-TACOMA	4502 S STEELE ST STE 100	TACOMA	WA	98409
SEARS	SRS-SOUTHGLENN	SOUTHGLENN MALL	LITTLETON	CO	80122
SEARS	SRS-BURNSVILLE	14250 BUCK HILL RD	BURNSVILLE	MN	55306
SEARS	SRS-MILFORD	WESTFIELD SHPGTWN CT POST MALL	MILFORD	CT	06460
SEARS	SRS-RIVERCHASE	2500 RIVERCHASE GALLERIA	BIRMINGHAM	AL	35244

Mothers Work, Inc.

Leased Departments

Chain	Store Name	Street	City	STATE	Zip
SEARS	SRS-HANCOCK	1000 E 41ST	AUSTIN	TX	78751
SEARS	SRS-TUKWILA	400 SOUTHCENTER MALL	TUKWILA	WA	98188
SEARS	SRS-GRAND RAPIDS	3099 28TH ST SE	GRAND RAPIDS	MI	49512
SEARS	SRS-AURORA	AURORA MALL	AURORA	CO	80012
SEARS	SRS-EDEN PRAIRIE	8301 FLYING CLOUD DR	EDEN PRAIRIE	MN	55344
SEARS	SRS-KINGS	5200 KINS PLZ	BROOKLYN	NY	11234
SEARS	SRS-CORDOVA/MEMPHIS/GERMANTWN	WOLFCHASE GALLERIA	MEMPHIS	TN	38133
SEARS	SRS-MALL OF LA	6501 BLUBONNET BLVD	BATON ROUGE	LA	70836
SEARS	SRS-VENTURA	3295 E MAIN ST	VENTURA	CA	93003
SEARS	SRS-NESHAMINY	100 NESHAMINY MALL	BENSALEM	PA	19020
SEARS	SRS-WOODLAND	6929 S MEMORIAL DR	TULSA	OK	74133
SEARS	SRS-WHITEHALL	WHITEHALL MALL	WHITEHALL	PA	18052
SEARS	SRS-KENNESAW	400 ERNEST W BARRETT PKWY NW	KENNESAW	GA	30144
SEARS	SRS-ALAMOANA	1450 ALA MOANA BLVD	HONOLULU	HI	96814
SEARS	SRS-EAST	7700 E KELLOGG DR	WICHITA	KS	67207
SEARS	SRS-AMHERST	1261 NIAGARA FALLS BLVD	AMHERST	NY	14226
SEARS	SRS-BURLINGTON	BURLINGTON MALL	BURLINGTON	MA	01803
SEARS	SRS-CONCORD	CAROLINA MALL	CONCORD	NC	28025
SEARS	SRS-MERIDIAN	1740 BONITA LAKES CIR	MERIDIAN	MS	39301
SEARS	SRS-CENTRAL PARK	201 CENTRAL PARK	SAN ANTONIO	TX	78216
SEARS	SRS-NO HOLLYWOOD-LA VALLEY	VALLEY PLZ MALL	N HOLLYWOOD	CA	91606
SEARS	SRS-CHANDLER	CHANDLER FASHION CENTER	CHANDLER	AZ	85226
SEARS	SRS-LANSING	FRANDOR S/C	LANSING	MI	48912
SEARS	SRS-SPRINGFIELD	2825 S GLENSTONE AVE	SPRINGFIELD	MO	65804
SEARS	SRS-STRATFORD	STRATFORD SQ MALL	BLOOMINGDALE	IL	60108
SEARS	SRS-MERRITT ISLAND	777 E MERRITT ISLAND CSWY	MERRITT IS	FL	32952
SEARS	SRS-PASADENA	999 PASEDENA BLVD	PASADENA	TX	77506
SEARS	SRS-CANOGA PK/TOPANGA PLZ	21851 VICTORY BLVD	CANOGA PARK	CA	91303
SEARS	SRS-MEMPHIS/POPLAR	4570 POPLAR AVE	MEMPHIS	TN	38117
SEARS	SRS-MIDRIVER	#3 MID RIVERS MALL DR	ST PETERS	MO	63376
SEARS	SRS-ASHEVILLE	ASHEVILLE MALL	ASHEVILLE	NC	28805
SEARS	SRS-WATERFORD	850 HARTFORD TNPK	WATERFORD	CT	06385
SEARS	SRS-WESTWOOD	9570 SOUTHWEST FRWY	HOUSTON	TX	77074
SEARS	SRS-HILLDALL	40 HILLSDALE MALL	SAN MATEO	CA	94403
SEARS	SRS-STATE ST	2 N STATE ST	CHICAGO	IL	60602
SEARS	SRS-NORTH LITTLE ROCK	3930 MCCAIN BLVD	N LITTLE ROCK	AR	72116
SEARS	SRS-FRESNO	MANCHESTER CTR	FRESNO	CA	93726
SEARS	SRS-LONG BEACH	2100 N BELLFLOWER BLVD	LONG BEACH	CA	90815
SEARS	SRS-POLARIS	1400 POLARIS PKWY	COLUMBUS	OH	43240

Mothers Work, Inc.

Leased Departments

Chain	Store Name	Street	City	STATE	Zip
SEARS	SRS-QUAIL SPRNG	2501 W MEMORIAL RD	OKLAHOMA CITY	OK	73134
SEARS	SRS-NORTH RIVERSIDE	NORTH RIVERSIDE MALL	NO RIVERSIDE	IL	60546
SEARS	SRS-MEMPHIS/SOUTHLAND	SOUTHLAND MALL	MEMPHIS	TN	38116
SEARS	SRS-CORPUS CHRISTI	1305 AIRLINE RD	CRP CHRSTI	TX	78412
SEARS	SRS-FLORISSANT	JAMESTOWN MALL	FLORISSANT	MO	63034
SEARS	SRS-ST LOUIS/SOUTH CNTY	250 S COUNTY CENTER WAY	SAINT LOUIS	MO	63129
SEARS	SRS-HARRISBURG	COLONIAL PARK MALL	HARRISBURG	PA	17109
SEARS	SRS-COLONIAL	COLONIAL FASHION SQ	ORLANDO	FL	32803
SEARS	SRS-METAIRIE NW ORLNS	SEARS CLEARVIEW	METAIRIE	LA	70006
SEARS	SRS-BOISE	460 N MILWAUKEE ST	BOISE	ID	83704
SEARS	SRS-COON RAPIDS	12737 RIVERDALE BLVD NW	COON RAPIDS	MN	55448
SEARS	SRS-TULSA	1901 S YALE AVE	TULSA	OK	74112
SEARS	SRS-GREENSPOINT	GREENSPOINT MALL	HOUSTON	TX	77060
SEARS	SRS-YORK/GALLERIA	5 GALLERIA MALL	YORK	PA	17402
SEARS	SRS-LUBBOCK	SOUTH PLAINS MALL	LUBBOCK	TX	79414
SEARS	SRS-HAYWARD	SOUTHLAND MALL	HAYWARD	CA	94545
SEARS	SRS-LINCOLN PARK	LINCOLN PARK S/C	LINCOLN PARK	MI	48146
SEARS	SRS-LITHONIA	8020 MALL PKWY	LITHONIA	GA	30038
SEARS	SRS-PEABODY	NORTHSHORE MALL	PEABODY	MA	01960
SEARS	SRS-PRICES	PRICES CORNER	WILMINGTON	DE	19808
SEARS	SRS-CITRUS	7902 CITRUS PARK DR	TAMPA	FL	33625
SEARS	SRS-FRIENDSWD HSTON BAYBRK	BAYBROOK MALL	FRIENDSWOOD	TX	77546
SEARS	SRS-WATERBURY	425 UNION ST	WATERBURY	CT	06706
SEARS	SRS-HICKSVILLE	195 N BROADWAY	HICKSVILLE	NY	11801
SEARS	SRS-VIRGINIA BEACH	PEMBROKE MALL	VIRGINIA BCH	VA	23462
SEARS	SRS-CENTURY	CENTURY PLZ	BIRMINGHAM	AL	35210
SEARS	SRS-BUENA PARK	8150 LA PALMA AVE	BUENA PARK	CA	90620
SEARS	SRS-CRESTWOOD	15 CRESTWOOD PLZ	SAINT LOUIS	MO	63126
SEARS	SRS-SW PLAZA	8501 W BOWLES AVE	LITTLETON	CO	80123
SEARS	SRS-HOLYOKE	50 HOLYOKE ST	HOLYOKE	MA	01040
SEARS	SRS-CHESTERFIELD	11500 MIDLOTHIAN TPKE	RICHMOND	VA	23235
SEARS	SRS-ATLANTA/NORTHLAKE	2201 HENDERSON MILL RD NE	ATLANTA	GA	30345
SEARS	SRS-BELLEVUE/NASHVILLE	BELLEVUE CENTER	NASHVILLE	TN	37221
SEARS	SRS-SAN ANTONIO INGRAM	6301 NW LOOP 410	SAN ANTONIO	TX	78238
SEARS	SRS-TORRANCE	22100 HAWTHORN BLVD	TORRANCE	CA	90503
SEARS	SRS-SPRINGDALE	TRI-COUNTY S/C	SPRINGDALE	OH	45246
SEARS	SRS-LANDMARK	LANDMARK SHOPPING CENTER	ALEXANDRIA	VA	22304
SEARS	SRS-ORLANDO-SOUTH	8001 S ORANGE BLOSSOM TRL	ORLANDO	FL	32809
SEARS	SRS-CORONADO	6600 MENAUL BLVD NE STE 700	ALBUQUERQUE	NM	87110

Mothers Work, Inc.

Leased Departments

Chain	Store Name	Street	City	STATE	Zip
SEARS	SRS-NILES	400 GOLF MILL CTR	NILES	IL	60714
SEARS	SRS-ST PETERSBURG	2300 TYRONE BLVD N	ST PETERSBURG	FL	33710
SEARS	SRS-RIVERSIDE	5261 ARLINGTON AVE	RIVERSIDE	CA	92504
SEARS	SRS-OAK BROOK	2 OAKBROOK CTR	OAK BROOK	IL	60523
SEARS	SRS-PROVO	1200 TOWNE CENTRE BLVD SPC C	PROVO	UT	84601
SEARS	SRS-DANBURY	DANBURY FAIR MALL	DANBURY	CT	06810
SEARS	SRS-SILVER SPRING	11255 NEW HAMPSHIRE AVE	SILVER SPRING	MD	20904
SEARS	SRS-SAVANNAH	OGLETHORPE MALL	SAVANNAH	GA	31406
SEARS	SRS-HATTIESBURG	1000 TURTLE CREEK DR	HATTIESBURG	MS	39402
SEARS	SRS-ABILENE	4310 BUFFALO GAP RD	ABILENE	TX	79606
SEARS	SRS-DOWNEY	500 STONEWOOD ST	DOWNEY	CA	90241
SEARS	SRS-NASHUA	310 DANIEL WEBSTER HWY STE 102	NASHUA	NH	03060
SEARS	SRS-NEW BRUNSWICK	51 US HWY #1	NEW BRUNSWICK	NJ	08901
SEARS	SRS-CHATTANOOGA(NORTHGATE)	401 NORTHGATE MALL	CHATTANOOGA	TN	37415
SEARS	SRS-ANTIOCH/NASHVILLE	5244 HICKORY HOLLOW PKWY	ANTIOCH	TN	37013
SEARS	SRS-CIELO	8401 GATEWAY BLVD W	EL PASO	TX	79925
SEARS	SRS-BAKERSFIELD	3001 MING AVE	BAKERSFIELD	CA	93304
SEARS	SRS-PEORIA	2200 W WAR MEMORIAL DR STE 998	PEORIA	IL	61613
SEARS	SRS-MIDDLETOWN	1 N GALLERIA DR STE 144	MIDDLETOWN	NY	10941
SEARS	SRS-CHARLESTON/NORTHWOODS	7801 RIVERS AVE	N CHARLESTON	SC	29406
SEARS	SRS-BAYTOWN	1000 SAN JACINTO MALL	BAYTOWN	TX	77521
SEARS	SRS-LAS VEGAS(BLVD)	3450 S MARYLAND PKWY	LAS VEGAS	NV	89109
SEARS	SRS-EVNSVILLE	WASHINGTON SQ	EVANSVILLE	IN	47715
SEARS	SRS-POUGHKEEPSIE	2001 SOUTH RD	POUGHKEEPSIE	NY	12601
SEARS	SRS-S.HILLS	300 S HILLS VLG	PITTSBURGH	PA	15241
SEARS	SRS-GREENSBORO	FRIENDLY SHOPPING CENTER	GREENSBORO	NC	27408
SEARS	SRS-LAKE CHARLES	640 W PRIEN LAKE RD	LAKE CHARLES	LA	70601
SEARS	SRS-TUCSON	5950 E BROADWAY BLVD	TUCSON	AZ	85711
SEARS	SRS-HIALEAH	WESTLAND MALL	HIALEAH	FL	33012
SEARS	SRS-LAFAYETTE	ACADIANA MALL	LAFAYETTE	LA	70503
SEARS	SRS-DE WITT/SYRACUSE	3649 ERIE BLVD E	DE WITT	NY	13214
SEARS	SRS-WILLOW GROVE	2500 W MORELAND RD	WILLOW GROVE	PA	19090
SEARS	SRS-ALTAMONTE SPG	451 E ALTAMONTE DR STE 401	ALTAMONTE SPG	FL	32701
SEARS	SRS-BARTON	2901 S CAPITOL OF TEXAS HWY	AUSTIN	TX	78746
SEARS	SRS-CHULA VISTA	CHULA VISTA CTR	CHULA VISTA	CA	91910
SEARS	SRS-LAKE GROVE	SMITH-HAVEN MALL 4	LAKE GROVE	NY	11755
SEARS	SRS-CUTLER	CUTLER RIDGE MALL	MIAMI	FL	33189
SEARS	SRS-WACO	6001 W WACO DR	WACO	TX	76710
SEARS	SRS-CONCORD	1001 SUNVALLEY BLVD	CONCORD	CA	94520

Mothers Work, Inc.

Leased Departments

Chain	Store Name	Street	City	STATE	Zip
SEARS	SRS-WINSTON SALEM	3320 SILAS CREEK PKWY	WINSTON SALEM	NC	27103
SEARS	SRS-WILLOWBROOK	7925 FM 1960 RD W	HOUSTON	TX	77070
SEARS	SRS-ORANGE	2100 N TUSTIN ST	ORANGE	CA	92865
SEARS	SRS-CHICAGO-IRVING PARK	4730 W IRVING PARK RD	CHICAGO	IL	60641
SEARS	SRS-ATLANTA	1500 CUMBERLAND MALL SE	ATLANTA	GA	30339
SEARS	SRS-GOODLETTSVILLE/NASHVILLE	1000 RIVERGATE PKWY	GOODLETTSVLLE	TN	37072
SEARS	SRS-AMARILLO	7701 1-40 W	AMARILLO	TX	79121
SEARS	SRS-COSTA MESA	SOUTH COAST PLZ	COSTA MESA	CA	92626
SEARS	SRS-WINCHESTER	APPLE BLOSSOM MALL	WINCHESTER	VA	22601
SEARS	SRS-W TOWN	7600H KINGSTON PIKE	KNOXVILLE	TN	37919
SEARS	SRS-ODESSA	4101 E 42ND ST	ODESSA	TX	79762
SEARS	SRS-SAN BERNARDINO	100 INLAND CTR	SN BERNARDINO	CA	92408
SEARS	SRS-WEST	4600 W KELLOGG DR	WICHITA	KS	67209
SEARS	SRS-MASSAPEQUA	800 SUNRISE MALL	MASSAPEQUA	NY	11758
SEARS	SRS-FAYETTEVILLE	CROSS CREEK MALL	FAYETTEVILLE	NC	28303
SEARS	SRS-BEAUMONT	6461 EASTEX FWY	BEAUMONT	TX	77706
SEARS	SRS-NANUET	75 W ROUTE 59 STE 100	NANUET	NY	10954
SEARS	SRS-CLEARWATER/COUNTRYSIDE	COUNTRYSIDE MALL	CLEARWATER	FL	33761
SEARS	SRS-HUMBLE	20131 HIGHWAY 59 N	HUMBLE	TX	77338
SEARS	SRS-BETHESDA	MONTGOMERY MALL	BETHESDA	MD	20817
SEARS	SRS-RLLING OAKS	6909 N LOOP 1604 E	SAN ANTONIO	TX	78247
SEARS	SRS-WAYNE- A	50 ROUTE 46	WAYNE	NJ	07470
SEARS	SRS-MACON	3661 EISENHOWER PKWY	MACON	GA	31206
SEARS	SRS-PARKWAY	PARKWAY PLZ	EL CAJON	CA	92020
SEARS	SRS-REGENCY	1400 N PARHAM RD	RICHMOND	VA	23229
SEARS	SRS-ROSEVILLE	MACOMB MALL S/C	ROSEVILLE	MI	48066
SEARS	SRS-WILMINGTON	INDEPENDENCE MALL	WILMINGTON	NC	28403
SEARS	SRS-OVIEDO	OVIEDO MARKETPLACE	OVIEDO	FL	32765
SEARS	SRS-THE WOODLANDS	1201 LAKE WOODLANDS DR	THE WOODLANDS	TX	77380
SEARS	SRS-LIVONIA	29500 7 MILE RD	LIVONIA	MI	48152
SEARS	SRS-DEPTFORD	1750 DEPTFORD CENER RD	DEPTFORD	NJ	08096
SEARS	SRS-UNIV SQ	2266 UNIVERSITY SQUARE MALL	TAMPA	FL	33612
SEARS	SRS-CUPERTINO	10101N WOLFE RD	CUPERTINO	CA	95014
SEARS	SRS-GREENWOOD	1251 US HIGHWAY 31 N	GREENWOOD	IN	46142
SEARS	SRS-FAYETTEVILLE	6910 FAYETTEVILLE RD STE 400	DURHAM	NC	27713
SEARS	SRS-TANFORAN	1178 EL CAMINO REAL	SAN BRUNO	CA	94066
SEARS	SRS-READING	BERKSHIRE MALL	READING	PA	19610
SEARS	SRS-ORANGE PK/JACKSONVILLE	1910 WELLS RD	ORANGE PARK	FL	32073
SEARS	SRS-AUSTIN/LAKELINE	11200 LAKELINE MALL DR	CEDAR PARK	TX	78613

Mothers Work, Inc.

Leased Departments

Chain	Store Name	Street	City	STATE	Zip
SEARS	SRS-EASTRIDGE	EASTRIDGE	SAN JOSE	CA	95122
SEARS	SRS-TROY	OAKLAND MALL S/C	TROY	MI	48083
SEARS	SRS-FT MYERS	4125 CLEVELAND AVE SUITE 88	FT MYERS	FL	33901
SEARS	SRS-WILLIAMSVILLE/BUFFALO	EASTERN HILLS MALL	WILLIAMSVILLE	NY	14221
SEARS	SRS-NORTHRIDGE	NORTHRIDGE CTR	NORTHRIDGE	CA	91324
SEARS	SRS-CALUMET CITY	RIVER OAKS S/C	CALUMET CITY	IL	60409
SEARS	SRS-CHARLOTTE-EASTLAND	EASTLAND MALL	CHARLOTTE	NC	28212
SEARS	SRS-CERRITOS	100 LOS CERRITOS MALL	CERRITOS	CA	90703
SEARS	SRS-COLUMBIA	7201 TWO NOTCH RD	COLUMBIA	SC	29223
SEARS	SRS-SCRANTON	VIEWMONT MALL	SCRANTON	PA	18508
SEARS	SRS-PLANTATION	8000 W BROWARD BLVD STE 100	PLANTATION	FL	33388
SEARS	SRS-REGO PARK	9605 QUEENS BLVD	REGO PARK	NY	11374
SEARS	SRS-SPARTANBURG	205 W BLACKSTOCK RD STE C	SPARTANBURG	SC	29301
SEARS	SRS-LAGUNA HILLS	LAGUNA HILLS MALL	LAGUNA HILLS	CA	92653
SEARS	SRS-MAYS LANDING	HAMILTON MALL	MAYS LANDING	NJ	08330
SEARS	SRS-SANFORD	320 TOWNE CENTER CIR	SANFORD	FL	32771
SEARS	SRS-MURRAY	6191 S STATE ST STE 300	MURRAY	UT	84107
SEARS	SRS-MORROW(ATL/SOUTHLAKE)	SOUTHLAKE MALL	MORROW	GA	30260
SEARS	SRS-SCHAUMBURG	WOODFIELD MALL	SCHAUMBURG	IL	60173
SEARS	SRS-HAMPTON	100 NEWMARKET FAIR MALL	NEWPORT NEWS	VA	23605
SEARS	SRS-PEARLRIDGE	98-180 KAMEHAMEHA HWY	AIEA	HI	96701
SEARS	SRS-TALLAHASSEE	1500 APALACHEE PKWY	TALLAHASSEE	FL	32301
SEARS	SRS-METRO CENTER	METRO CTR	PHOENIX	AZ	85051
SEARS	SRS-SAGINAW	4900 FASHION SQUARE MALL	SAGINAW	MI	48604
SEARS	SRS-MONACA	300 BEAVER VALLEY MALL	MONACA	PA	15061
SEARS	SRS-GREENVILLE	700 HAYWOOD RD	GREENVILLE	SC	29607
SEARS	SRS-CASTLETON	6020 E 82ND ST STE 200	INDIANAPOLIS	IN	46250
SEARS	SRS-TRAINGE	7330 OLD WAKE FOREST RD	RALEIGH	NC	27616
SEARS	SRS-WESTMINSTER	100 WESTMINSTER MALL	WESTMINSTER	CA	92683
SEARS	SRS-GREENBRIER	GREENBRIER MALL	CHESAPEAKE	VA	23320
SEARS	SRS-CLAY (SYRACUSE)	4155 RT 31	CLAY	NY	13041
SEARS	SRS-STATEN ISLAND	STATEN ISLAND MALL	STATEN ISLAND	NY	10314
SEARS	SRS-SARASOTA	8201 S TAMIAMI TRAIL	SARASOTA	FL	34238
SEARS	SRS-MESA	FIESTA MALL	MESA	AZ	85202
SEARS	SRS-JACKSONVILLE	9501 ARLINGTON EXPY	JACKSONVILLE	FL	32225
SEARS	SRS-BREA	100 BREA MALL	BREA	CA	92821
SEARS	SRS-FAIRVIEW HTS	235 SAINT CLAIR SQ	FAIRVIEW HTS	IL	62208
SEARS	SRS-LANCASTER	PARK CITY CTR	LANCASTER	PA	17601
SEARS	SRS-BOCA RATON	5900 GLADES RD	BOCA RATON	FL	33431

Mothers Work, Inc.

Leased Departments

Chain	Store Name	Street	City	STATE	Zip
SEARS	SRS-PINEVILLE	CAROLINA PLACE MALL	PINEVILLE	NC	28134
SEARS	SRS-SAN DIEGO-NORTH	UNIVERSITY TOWNE CTR	SAN DIEGO	CA	92122
SEARS	SRS-MERRILLVILLE	SOUTHLAKE MALL	MERRILLVILLE	IN	46410
SEARS	SRS-MEDIA	1067 W BALTIMORE PIKE	MEDIA	PA	19063
SEARS	SRS-AVENTURA	AVENTURA MALL	MIAMI	FL	33180
SEARS	SRS-SANTA ROSA	100 SANTA ROSA PLZ	SANTA ROSA	CA	95401
SEARS	SRS-AURORA	#2 FOX VALLEY CTR	AURORA	IL	60504
SEARS	SRS-E TOWN	2931 KNOXVILLE CENTER DR	KNOXVILLE	TN	37924
SEARS	SRS-CARLSBAD	WESTFIELD SHOPPINGTOWN	PALM DESERT	CA	92260
SEARS	SRS-WASHINGTON SQ	10202 E WASHINGTON ST	INDIANAPOLIS	IN	46229
SEARS	SRS-WOODBRIDGE	150 WOODBRIDGE CTR CT	WOODBRIDGE	NJ	07095
SEARS	SRS-SALINAS	1700 N MAIN ST	SALINAS	CA	93906
SEARS	SRS-CHESTERFIELD	#1 CHESTERFIELD MALL	CHESTERFIELD	MO	63017
SEARS	SRS-ERIE	MILLCREEK MALL	ERIE	PA	16565
SEARS	SRS-NEWARK	6000 MOWRY AVE	NEWARK	CA	94560
SEARS	SRS-DEARBORN	18900 MICHIGAN AVE STE 1001	DEARBORN	MI	48126
SEARS	SRS-W PALM BEACH	1801 PALM BEACH LAKES BLVD	W PALM BEACH	FL	33401
SEARS	SRS-DESERT SKY	7611 W THOMAS RD	PHOENIX	AZ	85033
SEARS	SRS-CRLVILLE	1481 CORAL RIDGE AVE	CORALVILLE	IA	52241
SEARS	SRS-GREENSBURG	WESTMORELAND MALL	GREENSBURG	PA	15601
SEARS	SRS-INTL MALL	INTERNATIONAL MALL	MIAMI	FL	33172
SEARS	SRS-COORS	10000 COORS BYPASS NW	ALBUQUERQUE	NM	87114
SEARS	SRS-OGDEN	1000 NEWGATE MALL	OGDEN	UT	84405
SEARS	SRS-STERLING HTS	14100 LAKESIDE CIR	STERLING HTS	MI	48313
SEARS	SRS-MALLAMERICA	2000 N E COURT	BLOOMINGTON	MN	55425
SEARS	SRS-TUCSON	TUCSON MALL	TUCSON	AZ	85705
SEARS	SRS-FLORENCE	3000 MALL RD	FLORENCE	KY	41042
SEARS	SRS-LAWRENCEVILLE	QUAKER BRIDGE MALL	LAWRENCEVILLE	NJ	08648
SEARS	SRS-NORFOLK	880 N MILITARY HWY STE 1086	NORFOLK	VA	23502
SEARS	SRS-KANEOHE	46-056 KAMEHAMEHA HWY	KANEOHE	HI	96744
SEARS	SRS-JOLIET	3340 MALL LOOP DR	JOLIET	IL	60431
SEARS	SRS-WST SHORE	347 WESTSHORE PLZ	TAMPA	FL	33609
SEARS	SRS-MONTCLAIR	5080 MONTCLAIR PLZ LN	MONTCLAIR	CA	91763
SEARS	SRS-ORLAND PARK	#2 ORLAND SQ	ORLAND PARK	IL	60462
SEARS	SRS-GAITHERSBURG	701 RUSSELL AVE	GAITHERSBURG	MD	20877
SEARS	SRS-BOYNTON BEACH	BOYNTON BEACH MALL	BOYNTON BEACH	FL	33426
SEARS	SRS-NOVI	TWELVE OAKS MALL	NOVI	MI	48377
SEARS	SRS-ROCKAWAY	ROCKAWAY TOWN SQ MALL	ROCKAWAY	NJ	07866
SEARS	SRS-PALM BEACH GARDENS	THE GARDENS	PALM BCH GDNS	FL	33410

Mothers Work, Inc.

Leased Departments

Chain	Store Name	Street	City	STATE	Zip
SEARS	SRS-PARADISE	PARADISE VALLEY MALL	PHOENIX	AZ	85032
SEARS	SRS-WHTE OAKS	104 WHITE OAKS MALL	SPRINGFIELD	IL	62704
SEARS	SRS-JOHNSON CITY	RT 17 EXPY EXIT 70	JOHNSON CITY	NY	13790
SEARS	SRS-COLUMBUS	5555 WHITTLESEY BLVD STE 3000	COLUMBUS	GA	31909
SEARS	SRS-RICHMOND	HILLTOP MALL	RICHMOND	CA	94806
SEARS	SRS-JEFFERSON	4807 OUTER LOOP	LOUISVILLE	KY	40219
SEARS	SRS-MYRTLE BEACH	MALL OF SOUTH CAROLINA	MYRTLE BEACH	SC	29577
SEARS	SRS-GLENDALE	7780 W ARROWHEAD TOWNE CTR	GLENDALE	AZ	85308
SEARS	SRS-MISHAWAKA	6501 GRAPE RD US 23	MISHAWAKA	IN	46545
SEARS	SRS-BARBOURSVILLE	100 HUNTINGTON MALL RD	BARBOURSVILLE	WV	25504
SEARS	SRS-CRABTREE	4601 GLENWOOD AVE UNIT 1	RALEIGH	NC	27612
SEARS	SRS-STGEORGE	RED CLIFFS MALL	ST GEORGE	UT	84790
SEARS	SRS-FAIRFAX	FAIR OAKS S/C	FAIRFAX	VA	22033
SEARS	SRS-WEST MIFFLIN	3075 CLAIRTON RD	WEST MIFFLIN	PA	15123
SEARS	SRS-FT WAYNE	4201 COLDWATER RD	FORT WAYNE	IN	46805
SEARS	SRS-BURBANK	MEDIA CITY CTR	BURBANK	CA	91502
SEARS	SRS-RIDGE MALL	6501 95TH ST	CHICAGO RIDGE	IL	60415
SEARS	SRS-OXMOOR	7900 SHELBYVILLE RD	LOUISVILLE	KY	40222
SEARS	SRS-CONCORD	4737 CONCORD PIKE	WILMINGTON	DE	19803
SEARS	SRS-MORENO VLY	22550 TOWN CIR	MORENO VALLEY	CA	92553
SEARS	SRS-OAKRIDGE	OAK RIDGE MALL	OAK RIDGE	TN	37830
SEARS	SRS-KOP	160 N GULPH RD STE 4000	KNG OF PRUSSA	PA	19406
SEARS	SRS-ROCHESTER	10 MIRACLE MILE DR	ROCHESTER	NY	14623
SEARS	SRS-HATO REY	PLAZA LAS AMERICAS	SAN JUAN	PR	00918
SEARS	SRS-BAYAMON	SANTA ROSA MALL	BAYAMON	PR	00959
SEARS	SRS-MATTESON	600 LINCOLN MALL DR	MATTESON	IL	60443
SEARS	SRS-VALLEY STREAM	1150 SUNRIDGE HWY	VALLEY STREAM	NY	11581
SEARS	SRS-CAROLINA	PLZ CAROLINA STATION	CAROLINA	PR	00988
SEARS	SRS-MAYAGUEZ	975 HOSTOS AVE STE 110	MAYAGUEZ	PR	00680
SEARS	SRS-YORKTOWN HEIGHTS	JEFFERSON VALLEY MALL	YORKTOWN HTS	NY	10598
SEARS	SRS-PONCE	PONCE BY PASS STE 135	PONCE	PR	00731
SEARS	SRS-CHARLESTON	TOWNE CENTER MALL	CHARLESTON	WV	25301
SEARS	SRS-LAKELAND	3800 US HIGHWAY 98 N STE 500	LAKELAND	FL	33809
SEARS	SRS-OAKRIDGE	OAK RIDGE MALL	SAN JOSE	CA	95123
SEARS	SRS-ROANOKE	4812 VALLEY VIEW BLVD NE	ROANOKE	VA	24012
SEARS	SRS-RENO	5400 MEADOWOOD MALL CIR	RENO	NV	89502
SEARS	SRS-LAFAYETTE	TIPPECANOE MALL	LAFAYETTE	IN	47905
SEARS	SRS-BUFFALO/HAMBURG	S3701 MCKINLEY PKWY	BUFFALO	NY	14219
SEARS	SRS-HIGH POINT	921 EASTCHESTER DR STE 1002	HIGH POINT	NC	27262

Mothers Work, Inc.

Leased Departments

Chain	Store Name	Street	City	STATE	Zip
SEARS	SRS-SANTA CLARITA	VALENCIA TOWN CTR	SANTA CLARITA	CA	91355
SEARS	SRS-MONROE	2115 E ROOSEVELT BLVD STE 200	MONROE	NC	28110
SEARS	SRS-HANFORD -B	1679 W LACEY BLVD	HANFORD	CA	93230
SEARS	SRS-ALTON	160 ALTON SQ	ALTON	IL	62002
SEARS	SRS-COUNCIL BLUFFS	1751 MADISON AVE	COUNCIL BLUFF	IA	51503
SEARS	SRS-SLIDELL-B	150 NORTH SHORE BLVD STE 1000	SLIDELL	LA	70460
SEARS	SRS-UNION GAP	VALLEY MALL	UNION GAP	WA	98903
SEARS	SRS-ELIZABETHTOWN	1704 N TOWNE MALL	ELIZABETHTOWN	KY	42701
SEARS	SRS-BOWIE	15700 EMERALD WAY	BOWIE	MD	20716
SEARS	SRS-COLUMBIANA	100 COLUMBIANA CIR STE 101	COLUMBIA	SC	29212
SEARS	SRS-JACKSON	OLD HICKORY MALL	JACKSON	TN	38305
SEARS	SRS-GNESVILLE	6201 W NEWBERRY RD	GAINESVILLE	FL	32605
SEARS	SRS-JONESBORO-B	1901 S CARAWAY RD STE 1	JONESBORO	AR	72401
SEARS	SRS-AUSTIN	12625 NW I35	AUSTIN	TX	78753
SEARS	SRS-MARY ESTHER/FT WALTON BCH-B	300 MARY ESTHER BLVD	MARY ESTHER	FL	32569
SEARS	SRS-COLONIAL HTS	114 SOUTHPARK CIR	COLONIAL HTS	VA	23834
SEARS	SRS-BRUNSWICK	100 MALL BLVD STE 300	BRUNSWICK	GA	31525
SEARS	SRS-VISALIA	SEQUOIA MALL	VISALIA	CA	93277
SEARS	SRS-TYLER	4701 S BROADWAY AVE	TYLER	TX	75703
SEARS	SRS-NOBLESVL	301 NOBLE CREEK DRIVE	NOBLESVILLE	IN	46060
SEARS	SRS-ALEXANDRIA	ALEXANDRIA MALL S C	ALEXANDRIA	LA	71301
SEARS	SRS-SNTAMARIA	200 TOWN CTR E	SANTA MARIA	CA	93454
SEARS	SRS-APPLETON	4301 W WISCONSIN AVE	APPLETON	WI	54913
SEARS	SRS-BURLINGTON	COLONIAL MALL	BURLINGTON	NC	27215
SEARS	SRS-GREEN BAY-B	GREEN BAY PLZ	GREEN BAY	WI	54304
SEARS	SRS-SALEM(LANCASTER)	827 LANCASTER DR NE	SALEM	OR	97301
SEARS	SRS-CHEEKTOWAGA/BUFFALO-B	2000 WALDEN AVE	CHEEKTOWAGA	NY	14225
SEARS	SRS-SANTA BARBARA	LA CUMBRE PLZ	SANTA BARBARA	CA	93105
SEARS	SRS-PARSIPPANY	808 US HIGHWAY 46	PARSIPPANY	NJ	07054
SEARS	SRS-MARYVILLE-B	198 FOOTHILLS MALL	MARYVILLE	TN	37801
SEARS	SRS-CLARKSVILLE-B	757 LEWIS AND CLARK BLVD	CLARKSVILLE	IN	47129
SEARS	SRS-HUNTSVILLE-B	5901 UNIVERSITY DR NW	HUNTSVILLE	AL	35806
SEARS	SRS-PADUCAH-B	5101 HINKLEVILLE RD	PADUCAH	KY	42001
SEARS	SRS-WICHITA FALLS	3111 MIDWESTERN PKWY STE 200	WICHITA FALLS	TX	76308
SEARS	SRS-MEDFORD	501 MEDFORD CTR	MEDFORD	OR	97504
SEARS	SRS-OXFORD	700 QUINTARD DR	OXFORD	AL	36203
SEARS	SRS-LINCOLN-B	6400 O ST	LINCOLN	NE	68510
SEARS	SRS-FAIRFIELD	6550 AARON ARONOV DR	FAIRFIELD	AL	35064
SEARS	SRS-CEDAR RAPIDS-B	4600 1ST AVE NE	CEDAR RAPIDS	IA	52402

Mothers Work, Inc.

Leased Departments

Chain	Store Name	Street	City	STATE	Zip
SEARS	SRS-DANVL	325 PIEDMONT DRIVE	DANVILLE	VA	24540
SEARS	SRS-GREENVL	240 CAROLINA EAST MALL	GREENVILLE	NC	27834
SEARS	SRS-GOLDSBORO	BERKELEY MALL	GOLDSBORO	NC	27534
SEARS	SRS-MURFREESBORO	STONES RIVER MALL	MURFREESBORO	TN	37129
SEARS	SRS-EL CNTRO	3751 S DOGWOOD AVENUE	EL CENTRO	CA	92243
SEARS	SRS-FT SMITH	CENTRAL MALL	FORT SMITH	AR	72903
SEARS	SRS-MADISON-EAST-B	EAST TOWNE MALL	MADISON	WI	53704
SEARS	SRS-DECATUR	RIVER OAKS CTR	DECATUR	AL	35601
SEARS	SRS-FAYETTEVILLE	NW ARKANSAS MALL	FAYETTEVILLE	AR	72703
SEARS	SRS-BILLINGS	WEST PARK PLZ	BILLINGS	MT	59102
SEARS	SRS-HANOVER	NORTH HANOVER MALL	HANOVER	PA	17331
SEARS	SRS-MELBOURNE	1050 S BABCOCK ST	MELBOURNE	FL	32901
SEARS	SRS-LAREDO	MALL DEL NORTE	LAREDO	TX	78041
SEARS	SRS-THRNTN	16395 WASHINGTON STREET	THORNTON	CO	80020
SEARS	SRS-JOHNSON CITY	THE MALL S/C	JOHNSON CITY	TN	37601
SEARS	SRS-MILWAUKEE-GLENDALE-B	BAYSHORE MALL	MILWAUKEE	WI	53217
SEARS	SRS-TARENTUM	289 PITTSBURGH MILLS CIRCLE	TARENTUM	PA	15084
SEARS	SRS-MERCED	MERCED MALL	MERCED	CA	95348
SEARS	SRS-KANSAS CITYNTIOCH-B	ANTIOCH CTR	KANSAS CITY	MO	64119
SEARS	SRS-ANDERSON	ANDERSON MALL	ANDERSON	SC	29621
SEARS	SRS-GADSDEN	GADSDEN MALL	GADSDEN	AL	35901
SEARS	SRS-SILVERDALE	KITSAP MALL	SILVERDALE	WA	98383
SEARS	SRS-FLORENCE-B	REGENCY SQ MALL	FLORENCE	AL	35630
SEARS	SRS-KENNEWICK(PASCO)	455 N COLUMBIA CENTER BLVD	KENNEWICK	WA	99336
SEARS	SRS-CLARKSVILLE	GOVERNOR SQ MALL	CLARKSVILLE	TN	37040
SEARS	SRS-SPRINGFIELD	GATEWAY MALL	SPRINGFIELD	OR	97477
SEARS	SRS-CLEVELAND	BRADLEY SQ MALL	CLEVELAND	TN	37312
SEARS	SRS-STCLOUD	CROSSROADS CTR	SAINT CLOUD	MN	56301
SEARS	SRS-GRAND JUNCTION	100 MESA MALL	GRAND JCT	CO	81505
SEARS	SRS-MADISON-WEST	WEST TOWNE MALL	MADISON	WI	53719
SEARS	SRS-MANASSAS	MANASSAS MALL	MANASSAS	VA	20109
SEARS	SRS-RUSHMORE	RUSHMORE MALL	RAPID CITY	SD	57701
SEARS	SRS-CENTERVILLE	THE GALLERIA MALL	CENTERVILLE	GA	31028
SEARS	SRS-STHRN HILLS	SOUTHERN HILLS MALL	SIOUX CITY	IA	51106
SEARS	SRS-BRISTOL	BRISTOL MALL	BRISTOL	VA	24201
SEARS	SRS-CHARLOTTESVILLE	CHARLOTTESVILLE FASHION SQ	CHARLOTTESVLE	VA	22901
SEARS	SRS	CHESAPEAKE SQ	CHESAPEAKE	VA	23321
SEARS	SRS-COLUMBIA-B	COLUMBIA MALL	COLUMBIA	MO	65203
SEARS	SRS-POTTSTOWN	COVENTRY MALL	POTTSTOWN	PA	19464

Mothers Work, Inc.

Leased Departments

Chain	Store Name	Street	City	STATE	Zip
SEARS	SRS-KILLEEN	2000 KILLEEN MALL	KILLEEN	TX	76543
SEARS	SRS-ALTOONA	LOGAN VALLEY MALL	ALTOONA	PA	16602
SEARS	SRS-GAINESVILLE	LAKE SHORE MALL	GAINESVILLE	GA	30501
SEARS	SRS-MCALLEN	LA PLAZA MALL	MCALLEN	TX	78503
SEARS	SRS-HICKORY -B	VALLEY HILLS MALL	HICKORY	NC	28602
SEARS	SRS-HARLINGEN	VALLE VISTA MALL	HARLINGEN	TX	78552
SEARS	SRS-COLLEGE STATION/BRYAN-B	POST OAK MALL	COLLEGE STA	TX	77840
SEARS	SRS-SPRGFLD	1585 BOSTON ROAD	SPRINGFIELD	MA	01129
SEARS	SRS-TEXARKANA	CENTRAL MALL	TEXARKANA	TX	75503
SEARS	SRS-PHILIPBRG	PHILLIPSBURG MALL	PHILLIPSBURG	NJ	08865
SEARS	SRS-LUFKIN	LUFKIN MALL	LUFKIN	TX	75901
SEARS	SRS-BANGOR	BANGOR MALL	BANGOR	ME	04401
SEARS	SRS-NEWBURGH	NEWBURGH MALL	NEWBURGH	NY	12550
SEARS	SRS-ANIMAS	ANIMAS VLY MALL	FARMINGTON	NM	87402
SEARS	SRS-TERRE HAUTE-B	HONEY CREEK MALL	TERRE HAUTE	IN	47802
SEARS	SRS-WILKES BARRE	88 WYOMING VALLEY MALL	WILKES BARRE	PA	18711
SEARS	SRS-DALTON	WALNUT SQ MALL	DALTON	GA	30721
SEARS	SRS-CAMP HILL	CAPITAL CITY MALL	CAMP HILL	PA	17011
SEARS	SRS-MUNCY	300 LYCOMING MALL CIR STE 100	PENNSDALE	PA	17756
SEARS	SRS-ASHEBORO	RANDOLPH MALL	ASHEBORO	NC	27203
SEARS	SRS-MIDLAND	MIDLAND PARK MALL S/C	MIDLAND	TX	79703
SEARS	SRS-WATERTOWN	SALMON RUN MALL	WATERTOWN	NY	13601
SEARS	SRS-NAPLES	COASTLAND CTR	NAPLES	FL	34102
SEARS	SRS-HOUMA	SOUTHLAND MALL	HOUMA	LA	70364
SEARS	SRS-FLORENCE	MAGNOLIA MALL	FLORENCE	SC	29501
SEARS	SRS-KOKOMO-B	MARKLAND MALL S/C	KOKOMO	IN	46902
SEARS	SRS-HORSEHEADS/ELMIRA	ARNOT MALL	HORSEHEADS	NY	14845
SEARS	SRS-JACKSONVILLE	344 JACKSONVILLE MALL	JACKSONVILLE	NC	28546
SEARS	SRS-TUSCALOOSA	207 UNIVERSITY MALL	TUSCALOOSA	AL	35404
SEARS	SRS-MEMPHIS/HICKORY	HICKORY RIDGE MALL	MEMPHIS	TN	38115
SEARS	SRS-ROCK HILL	ROCK HILL GALLERIA	ROCK HILL	SC	29730
SEARS	SRS-CARY	CARY TOWNE CENTER	CARY	NC	27511
SEARS	SRS-KINGSPORT	FORT HENRY MALL	KINGSPORT	TN	37664
SEARS	SRS-BRIDGEPORT/CLARKSBRG	MEADOWBROOK MALL	BRIDGEPORT	WV	26330
SEARS	SRS-BLOOMINGTON-B	EASTLAND MALL	BLOOMINGTON	IL	61701
SEARS	SRS-SHELBY	CLEVELAND MALL	SHELBY	NC	28152
SEARS	SRS-ATHENS	GEORGIA SQ MALL	ATHENS	GA	30606
SEARS	SRS-EMPIRE	EMPIRE MALL	SIOUX FALLS	SD	57106
SEARS	SRS-FRANKLIN/NASHVILLE-B	COOL SPRINGS GALLERIA	FRANKLIN	TN	37067

Mothers Work, Inc.

Leased Departments

Chain	Store Name	Street	City	STATE	Zip
SEARS	SRS-MARION	ILLINOIS CENTER	MARION	IL	62959
SEARS	SRS-NEW HYDE PARK-INTCPT	LAKE SUCCESS S/C	NEW HYDE PARK	NY	11040
SEARS	SRS-STATESVILLE	SIGNAL HILL MALL	STATESVILLE	NC	28677
SEARS	SRS-ROCKFORD-CHERRYVALE-B	THE MALL AT CHERRY VALE	ROCKFORD	IL	61112
SEARS	SRS-GRNDJORDAN	SEARS GRAND JORDAN LANDING	WEST JORDAN	UT	84088
SEARS	SRS-GURNEE	SEARS GRAND GURNEE MILLS MALL	GURNEE	IL	60031
SEARS	SRS-W PLM BCH	4560 FOREST HILL ROAD	WEST PALM BEACH	FL	33415
SEARS	SRS-STHGATE	2050 SOUTHGATE ROAD	COLORADO SPRINGS	CO	80906
SEARS	SRS-CITADEL	2068 SAM RITTENBERG BLVD	CHARLESTON	SC	29407
SEARS	SRS-PHOENIX	4531 E. THOMAS ROAD	PHOENIX	AZ	85018
SEARS	SRS-MOLINE	4500 16TH STREET	MOLINE	IL	61265
SEARS	SRS-DVNPRT	320 W. KIMBERLY ROAD	DAVENPORT	IA	52806
SEARS	SRS-FRACKVL	2684 RT 61 & 81	FRACKVILLE	PA	17931

EXHIBIT 4.6(C)

FORM OF LANDLORD WAIVER

SEE ATTACHED

WAIVER OF LANDLORD’S LIEN

                                                                  (the “Landlord”) owns real property located at                                                       (the “Leased Premises”), which real property the Landlord leases to                                                                                            (the “Tenant”). The Tenant has obtained and may in the future obtain loans from Bank of America, N.A. (the “Agent”) or the other lenders for which Agent acts as agent (collectively, the “Lenders”), secured by all of the Tenant’s present and after acquired assets including, among other things, the Tenant’s goods, furniture, fixtures, equipment, and inventory (the “Collateral”) located and to be located upon the Leased Premises. The Collateral is or shall be administered by Bank of America, N.A., 100 Federal Street, Boston, Massachusetts 02110. In order to induce the Lenders to continue to maintain and make said loan, the Landlord hereby represents, warrants, covenants and agrees as follows:

1. Tenant is not in default under the terms of its lease for the Leased Premises;

2. Landlord hereby waives any statutory or other lien of Landlord against said Collateral to all of Agent’s liens and security interests securing any of Tenant’s obligations to Agent and Lenders whether now existing or arising in the future. Landlord agrees to release its lien and security interest, if any, against the Collateral, if requested by Agent, to facilitate a sale of the Collateral;

3. Landlord has the full power and authority to execute this Agreement and has title to the Leased Premises or such property rights therein as to make effective the vesting in Tenant of rights with respect thereto in accordance with the terms of said lease;

4. Landlord further agrees that in the event Tenant defaults on any of Tenant’s obligations to Agent and Lenders, the Agent shall have a reasonable opportunity to repossess the Collateral from the Leased Premises and the Landlord will cooperate with the Agent in gaining access to the Leased Premises for the purpose of repossessing said Collateral (including permitting the Agent to change the locks on, and keys to the Leased Premises) or, if requested by Agent, Landlord shall permit Agent, or its agents, to liquidate (by public or private sale) the Collateral on the Leased Premises in a manner reasonably designed to minimize any interference with any other of Landlord’s tenants;

5. To the extent not paid or prepaid by the Tenant, the Agent shall pay the Landlord a reasonable sum for the use and occupancy of the Leased Premises (based upon rent due under the lease) from the date on which Agent shall have taken possession of the Collateral until the date of the Agent’s vacating the Leased Premises, it being understood, however, that Agent shall not, thereby, have assumed any of the obligations of the Borrower to the Landlord; and

6. Prior to Landlord taking any action to evict Tenant from the Leased Premises for breach of the lease, Landlord shall give Agent at least thirty (30) days written notice of such action at the address set forth above, and a reasonable opportunity to preserve, protect and liquidate any Collateral on the Leased Premises and, if Agent elects, to cure such breach of the lease.

The within Agreement shall inure to the benefit of the successors and assigns, and shall be binding upon the Landlord, its heirs, assigns, representatives, and successors.

Dated this the              day of                         , 2007.

LANDLORD:

By:
Title:
Address:

EXHIBIT 4.7(a)

TITLE TO ASSETS / ENCUMBRANCES

(i)	See attached hereto the applicable UCC-1 filings.

(ii)	The Headquarters Facility is encumbered by an Open-ended Mortgage dated as of April 4, 1996, as amended, in favor of PIDC Financing Corporation.

[Original included images of 12 UCC Financing Statements filed with the Delaware Department of State with regard to Mothers Work, Inc. Images are omitted under Rule 304 of Regulation S-T.]

[Original included images of 2 UCC Financing Statements filed with the Puerto Rico Department of State with regard to Mothers Work, Inc. Images are omitted under Rule 304 of Regulation S-T.]

[Original included images of a UCC Financing Statement filed with the Delaware Department of State with regard to Mothers Work Canada, Inc. Images are omitted under Rule 304 of Regulation S-T.]

[Original included images of 4 UCC Financing Statements filed with the Delaware Department of State with regard to Cave Springs, Inc. Images are omitted under Rule 304 of Regulation S-T.]

[Original included images of a UCC Financing Statement filed with the Puerto Rico Department of State with regard to Cave Springs, Inc. Images are omitted under Rule 304 of Regulation S-T.]

EXHIBIT 4.7(d)

GOODS, DOCUMENTS OF TITLE OR OTHER COLLATERAL IN THE CUSTODY,

CONTROL OR POSSESSION OF A THIRD PARTY

(i)	The following are the customs brokers employed by the Obligors:

Name	Address / Telephone Number
Barthco International	7575 Holstein Avenue Philadelphia, PA 19153 215-238-8600

Jose David Gonzalez	4506 Modern Lane Laredo, TX 78041 956-728-7636

Exel	10205 NW 19th St. Suite 101 Miami, FL 33172 305-639-3520

Garden City Customs Services	6045 Progress Street Niagara Falls, Ontario 888-481-2048

(ii)	During the production process, some of the inventory of the Obligors is held by various sew contractors, cleaners and other third party finishers. The third parties referenced in the preceding sentence which the Obligors have utilized in the past include the parties listed on the attached schedule.

(iii)	Pursuant to the Certificate of Designations of the Series A Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), Lead Borrower called for redemption on August 21, 2002 all of the outstanding shares of the Series A Preferred Stock outstanding on that date for US$280.4878 per share (the Stated Value under the Certificate of Designations), plus accrued and unpaid dividends per share through the date immediately preceding the redemption date. To date, there remains approximately $674,850 held by the Lead Borrower for those shareholders who have not yet redeemed their outstanding Series A Preferred Stock.

All Contractors:

Code	CONTRACTOR NAME	ADDRESS	PHONE	FAX	CONTACT	B# / C# / Other
160	A & I Fashions	1017 Arch St., 6th fl.	xxxxxxxxx	xxxxxxxxx	Andy
108	A & R Cutting	176 W. Louden St.	xxxxxxxxx	xxxxxxxxx	Angelo / Rose
5259	Apparel Trim (7th Ave.)	195 New York Ave.,Jersey Cty	xxxxxxxxx	xxxxxxxxx	Lenny
140	Canaan Fashions	6720 Bustleton Ave, Phila., 19149	xxxxxxxxx	xxxxxxxxx	Joyce / Joey
161	D & J Cutting	454 N.12th St., 1st fl.	xxxxxxxxx	xxxxxxxxx	Daniel Yuen
27A	Goodwork Fashions	1029-31 Race St., 2nd fl.	xxxxxxxxx	xxxxxxxxx	Francis	xxxxxxxxx
119	Innovaciones / INNDEX	Mexico	xxxxxxxxx	xxxxxxxxx	Hugo Juarez
191	I.T.S.	Mexico	xxxxxxxxx	xxxxxxxxx
2	Jade Fashion	1017 Race St., 4th fl.	xxxxxxxxx	xxxxxxxxx	Thai / Patricia
7	Jimmy’s Cutting	49 Shawnee Valley, E.Stroudsburg,PA	xxxxxxxxx	xxxxxxxxx	Jimmy	David-Rome St.
4814	John T. Bennett Co./Dyers	2552 N. Third St., 19133	xxxxxxxxx	xxxxxxxxx	Lee Sunderland
149	Mc Coy	Mexico	xxxxxxxxx	xxxxxxxxx	Martin Chaul
71	MundoTex	Nicaragua	xxxxxxxxx	xxxxxxxxx	Robert Escobar
49	P & S	176 W. Louden St., 2nd fl.	xxxxxxxxx	xxxxxxxxx	Siam Lim/Patricia
27B	Queen Fashion	1029-31 Race St., 2nd fl.	xxxxxxxxx	xxxxxxxxx	Francis	xxxxxxxxx
2516	Regal Originals	247 W. 37th St., NY, NY 10018	xxxxxxxxx	xxxxxxxxx	Rodger Cohen
6	Rome Street Apparel	137 Rome St., Newark,NJ, 07105	xxxxxxxxx	xxxxxxxxx	David Hertzberg
06-A	Rome St. App. REWORKS	137 Rome St., Newark,NJ, 07105	xxxxxxxxx	xxxxxxxxx	David Hertzberg
27D	Rose Fashions	1029-31 Race St., 2nd fl.	xxxxxxxxx	xxxxxxxxx	Francis	xxxxxxxxx
59	Size Jumbo Inc.	278 73rd St., Brooklyn, NY 11209	xxxxxxxxx	xxxxxxxxx	Kenny
4	Stanley Pleating	247 W. 36th St., NY, NY 10018	xxxxxxxxx	xxxxxxxxx	Stuart
158	Tai Shan	128 N. 10th St., 4th fl.	xxxxxxxxx	xxxxxxxxx	Bing
198	Tam’s Clothing	1017 Race St., 3rd fl.	xxxxxxxxx	xxxxxxxxx	Zhi Hong / Annie	(Jade)
75	PanTex (aka Texpan)	Guatemala	xxxxxxxxx	xxxxxxxxx	Mr. Ahn	xxxxxxxxx
192	Urban Apparel	226 W. 37th st., NY 10018	xxxxxxxxx	xxxxxxxxx	Cyrel / Glen
70	U.S.L.C. of Nicaragua	Nicaragua	xxxxxxxxx	xxxxxxxxx	Alfredo Fernandez	xxxxxxxxx
180	Yi Yuan	1019 Wood St., 1st fl.	xxxxxxxxx	xxxxxxxxx	Sophie / YuYu

*	Actual phone numbers not dislcosed

EXHIBIT 4.8

INDEBTEDNESS

(a)	Certain of the equipment of the Lead Borrower located in its Headquarters Facility is leased (pursuant to a capital lease) by the Lead Borrower from GE Capital (formerly Transamerica Equipment Financial Services Corporation) pursuant to a lease dated March 24, 2000, as amended December 1, 2004. Pursuant to the lease, the Lead Borrower shall purchase the subject equipment for $1 at the expiration of the lease.

(b)	The Lead Borrower’s facility located at 2001 Kitty Hawk Avenue, Philadelphia, PA 19112 is leased by the Lead Borrower from the Philadelphia Authority for Industrial Development pursuant to an Agreement of Lease dated August 26, 2002. Pursuant to the lease, the Lead Borrower has an option to purchase the leased property.

(c)	Lead Borrower currently owes $2,810,000 to the Philadelphia Authority for Industrial Development pursuant to a Loan Agreement dated September 1, 1995. The loan matures on September 1, 2020.

(d)	Lead Borrower currently owes $660,564 to the Pennsylvania Industrial Development Authority pursuant to a Loan Agreement dated April 4, 1996. The loan matures on May 1, 2011.

(e)	Lead Borrower currently owes $90,763 to certain bondholders pursuant to a Variable/Fixed Rate Federally Taxable Economic Development Bond (Mothers Work, Inc.), Series 1995. The loan matures on March 1, 2011.

(f)	Lead Borrower currently owes $90,000,000 to certain bondholders pursuant to the Indenture Agreement. The loan matures on August 1, 2010.

(g)	Customs bonds: As an importer, the Lead Borrower is required under United States law to cause a customs bond or customs bonds to be issued in favor of the United States government. A customs bond is a guarantee from a surety company to the United States government that the importer will faithfully abide by all laws and regulations governing the importation of merchandise into the United States. To the extent a customs bond is called upon by the United States government based on the importer’s failure to abide by any law or regulation, the surety would be obligated to pay the United States government any penalties due and the importer would then be liable to the surety for the subject amount. The Lead Borrower currently has the following customs bonds outstanding:

Washington International Insurance Company

1200 Arlington Heights Road

Itasca, IL 60143

$1,500,000 liability; $5,000 annual premium for U.S. Customs duty

(h)	See attached listing of currently outstanding letters of credit.

Mothers Work, Inc.

Letters of Credit

As of February 28, 2007

LC Number	Original Issue Date	Renewal Date	Expire Date	Beneficiary	Balance	Auto Renew	Final Expiry	Explanations
Standby Letters of Credit
3012546	03/26/03	04/30/06	03/01/07	Royal Bank of Canada	$2,895,071	Y	N	Captive Insurance
3007570	04/30/01	04/30/06	04/20/07	Jane Goldman, Alan Goldman	$500,000	Y	N	Store Lease - Pea #800 (Madison Ave)
3084830	10/16/06	10/16/06	06/30/07	Tellas	$300,000	N	Y	Vendor
9820519	07/03/98	04/30/06	07/10/07	Imperial Realty Company	$125,000	Y	N	Store Lease - Episode #751 (Oak St)
3012913	07/17/03	04/30/06	07/18/07	Washington International Ins Co	$240,000	Y	N	United States Customs Bond
3014855	08/18/05	04/30/06	08/18/07	575 Associates	$500,000	Y	Y	Store Lease - NY Superstore, Final expiry 8/18/2016
9820495	07/10/98	05/01/06	09/15/07	The Bank of New York	$2,877,440	N	N	Phila. Authority for Industrial Development
3004588	11/13/00	04/30/06	11/14/07	ALGM Leasehold	$30,000	Y	N	Store Lease - MH #1790 (West 34th St)
7420341	01/17/06	04/30/06	01/11/09	Commonwealth of Pennsylvania	$902,150	N	Y	Permalift Case

				Standby LCs	$8,369,661
			Total LC’s issued and outstanding		$8,369,661

EXHIBIT 4.9

INSURANCE

See attached list of the Obligors’ insurance policies.

MOTHERS WORK, INC.

Summary of Insurance Coverage

2006/2007

Incept/Expire	Type	Estimated Annual Premium		Carrier	Coverage		Deductible
12/30/06-12/30/07	Spa Insurance	$	xxxxxxx	Evanston Insurance	$	xxxxxxx	$2,500
1/10/07-2/10/08	D&O layer 1	$	xxxxxxx	Great American	$	xxxxxxx	$0 to 250,000
1/10/07-2/10/08	D&O layer 2	$	xxxxxxx	XL Specialty	$	xxxxxxx
1/10/07-2/10/08	D&O layer 3	$	xxxxxxx	Chubb	$	xxxxxxx
1/10/07-2/10/08	D&O: Side A Only	$	xxxxxxx	XL Specialty	$	xxxxxxx
3/1/07-3/1/08	Internet Liability	$	xxxxxxx	Chubb	$	xxxxxxx	$50,000
3/1/07-3/1/08	Other	$	xxxxxxx	Chubb	$	xxxxxxx	none
3/1/07-3/1/08	Umbrella	$	xxxxxxx	ACE	$	xxxxxxx	none
CHURCHILL*
3/1/07-3/1/08	General Liability	$	xxxxxxx	Zurich		xxxxxxx	$400,000
3/1/07-3/1/08	Automobile	$	xxxxxxx	Zurich	$	xxxxxxx	$400,000
3/1/07-3/1/08	Workers’ Compensation	$	xxxxxxx	Zurich-American		xxxxxxx	$400,000
	All other WC	$	xxxxxxx
5/29/06-5/29/07	Property	$	xxxxxxx	Zurich	$	xxxxxxx	$50,000
5/29/06-5/29/07	Earthquake	$	xxxxxxx	West Chester Surplus	$	xxxxxxx	$500,000
5/29/06-5/29/07	Fiduciary Liability	$	xxxxxxx	National Union Fire	$	xxxxxxx	none
5/29/06-5/29/07	Crime	$	xxxxxxx	National Union (AIG)	$	xxxxxxx	$35,000
5/29/06-5/29/07	Canada: General Liability	$	xxxxxxx	Aviva	$	xxxxxxx	$1,000
5/29/06-5/29/07	International Liability	$	xxxxxxx	Zurich	$	xxxxxxx	$20,000
8/15/06-8/15/07	Ocean Cargo	$	xxxxxxx	New York Marine	$	xxxxxxx	$1,000

*	Churchill ‘premiums’ are estimates only, it is a pay-in premium. Ultimate premium subject to ultimate losses of MWI and Group as a whole
**	Actual premiums and coverage amounts not disclosed

EXHIBIT 4.10

LICENSES, MATERIAL CONTRACTS

(a)	Employment agreements and Supplemental Retirement agreements:

(i)	Second Amended and Restated Employment Agreement by and between Lead Borrower and Dan W. Matthias dated March 2, 2007.

(ii)	Second Amended and Restated Employment Agreement by and between Lead Borrower and Rebecca C. Matthias dated March 2, 2007.

(iii)	Amended and Restated Employment Agreement between Lead Borrower and Edward M. Krell dated as of April 26, 2005, as amended July 20, 2006.

(iv)	Supplemental Retirement Agreement by and between Lead Borrower and Dan W. Matthias dated March 2, 2007.

(v)	Supplemental Retirement Agreement by and between Lead Borrower and Rebecca C. Matthias dated March 2, 2007.

(b)	Equipment lease: Lease between Lead Borrower and GE Capital (formerly Transamerica Equipment Financial Services Corporation) dated March 24, 2000, as amended December 1, 2004.

(c)	futuretrust agreement: The agreement listed in a Letter Agreement between the Lead Borrower and the Administrative Agent dated as of the date hereof (a copy of which have previously been provided to Administrative Agent).

(d)	Internet agreements: Those agreements listed in a Letter Agreement between the Lead Borrower and the Administrative Agent dated as of the date hereof (copies of which have previously been provided to Administrative Agent).

(e)	Leased department agreements: Those agreements listed in a Letter Agreement between the Lead Borrower and the Administrative Agent dated as of the date hereof (copies of which have previously been provided to Administrative Agent).

(f)	Licensing agreements: Those agreements listed in a Letter Agreement between the Lead Borrower and the Administrative Agent dated as of the date hereof (copies of which have previously been provided to Administrative Agent).

(g)	Marketing partnership agreements: Those agreements listed in a Letter Agreement between the Lead Borrower and the Administrative Agent dated as of the date hereof (copies of which have previously been provided to Administrative Agent).

EXHIBIT 4.11

LEASES

See Exhibit 4.8(a) for a list of capital leases.

The Lead Borrower leases a facility located at 2001 Kitty Hawk Avenue, Philadelphia, PA 19112 pursuant to a lease with the Philadelphia Authority for Industrial Development dated August 26, 2002.

A subsidiary of the Guarantor (Maternity Factory Warehouse Centre, Inc.) leases a facility located at 4140 B Sladeview Crescent Unit 56, Mississauga Ontario, Canada pursuant to a lease with The Erin Mills Development Corporation dated July 24, 2002, as amended.

See Exhibit 4.6(a) for a list of all store leases and leased department arrangements.

EXHIBIT 4.15

TAXES

Currently the Obligors are aware of the following audits that are either currently being conducted or will be conducted:

Income Tax

1.	Massachusetts: The Massachusetts Department of Revenue is currently conducting an audit of the Lead Borrower’s state income tax returns for the 2002 through 2004 fiscal years. Field audit is complete and audit findings are pending.

2.	New York: The New York State Department of Taxation is currently conducting an audit of the Lead Borrower’s state income tax returns for the 2002 through 2004 fiscal years. Field audit is complete and audit findings are pending.

3.	Maine: The State of Maine Bureau of Revenue Services is scheduled to commence an audit in March 2007 of the Lead Borrower’s state income tax returns for the 2003 through 2005 fiscal years.

Sales and Use Tax

1.	Pennsylvania, in progress

2.	Arkansas, in progress

3.	New Jersey, March 2007

4.	New York, March 2007

5.	Tennessee, August 2007

6.	Texas, September 2007

7.	Arizona, October 2007

EXHIBIT 4.17

ERISA

Although all required reports have been filed to date, the Lead Borrower has, from time to time, failed to timely file certain ERISA reports and has been assessed penalties in connection with filings. All penalties assessed have been paid.

EXHIBIT 4.18

HAZARDOUS MATERIALS AND ENVIRONMENTAL COMPLIANCE

The following environmental reports on the Headquarters Facility have been prepared:

(a)	Asbestos Survey Report dated September 29, 1995 prepared by NTH Consultants, Ltd.

(b)	Phase I Environmental Site Assessment dated February 2, 1995 prepared by NTH Consultants, Ltd.

(c)	Phase II Environmental Site Assessment dated March 14, 1995 prepared by NTH Consultants, Ltd.

(d)	Phase I Environmental Site Assessment dated September 21, 2004 prepared by NTH Consultants, Ltd.

EXHIBIT 4.19

LITIGATION

None

EXHIBIT 4.20

DIVIDENDS, INVESTMENTS, CORPORATE ACTION

Auction rate securities satisfying the provisions of clause 4.20(a)(iii)(F) and with interest rate or dividend reset date intervals not greater than one (1) year duration, and whose underlying securities are rated at least A- or the equivalent thereof by Standard & Poor’s Rating Service or at least A- or the equivalent thereof by Moody’s Investors Service Inc.

EXHIBIT 5.4

Form of Borrowing Base Certificate

See attached.

MOTHERS WORK, INC			Cert. #
Borrowing Base Certificate - Month Ending:				Page 1 of 2
date printed
date prepared

Eligible Accounts, as of		Date
Wholesale Accounts (a)(i)				$—
Advance Rate				85%

Borrowing Base contribution				$—

Other A/R (a)(ii)
Customer List & Marketing Services				$—
$—

	Subtotal (<$7MM)		$7,000,000	$—

Advance Rate				80%

Borrowing Base contribution				$—

Leased Department receivables (a)(ii)				$—
Advance Rate				80%

Borrowing Base contribution				$—

Borrowing Base Contribution of Wholesale Accounts, Other, and Leased Departments A/R Subtotal (must be < 50% of the sum b,c,d,e customer lists, marketing services)				$—

Credit Card Receivables (b)				$—
Advance Rate				90%

Borrowing Base contribution				$—

Approved Nondomestic Licensing Accounts (c)			—	$—
Advance Rate				TBD

Borrowing Base contribution				#VALUE!

A/R Borrowing Base				$—

Eligible Inventory, as of		Date
Raw Materials (net of inventory reserves) (d)(i)				$—
Advance Rate (i) (NOLV: 79.1%, 20.7% from GBAA Appraisal date 6/5/2006)				20.7%

Borrowing Base contribution				$—

Finished Goods from Stock Ledger (excludes Leased Departments) (d)(ii)				$—
Less Inventory Reserves:
Loc. #’s (Stores with UCC’s filed)				$—
Returns to vendor				$—
Damaged goods and samples				$—
Foreign Finished Goods				$—
E&O Reserve, including Take Nine				$—
Shrink Reserve				$—

			Subtotal	$—

Eligible Finished Goods from Stock Ledger				$—

Eligible Finished Goods at Leased Departments (net of inventory reserves) (d)(ii)				$—
Eligible Finished Goods at Leased Departments (< 21% of El. Fin. Goods, El. L/C Inv. and El. In-Transit Inv.)			—	$—

Total Eligible Finished Goods Inventory				$—
Advance Rate (i)				79.1%

Borrowing Base contribution				$—

L/C Inventory (d)(iii)
In-Transit Inventory (net of inventory reserves) (d)(iii)				$—
Less in-transit without executed customs-broker letter				$—

	Subtotal (<$20,000,000)		$20,000,000	$—

Advance Rate (i)				79.1%

Borrowing Base contribution				$—

Inventory Borrowing Base (d)				$—

***	(i) The step down schedule for the inventory advance rate: 100% year one, 95% year two, and 90% thereafter.

MOTHERS WORK, INC			Cert. #
Borrowing Base Certificate - Month Ending:				Page 2 of 2

If Mortgage Conditions satisfied:
Mortgage Conditions satisfied?				No
Real Estate (Appraisal as of 7/15/04) (e)(ii)				$—
Advance Rate				60%
$—

Less: Second Mortgage Cap.				$—

New HQ Encumbrance Amount				$—

			Subtotal	$—
Real Estate Borrowing Base (e)				—

Eligible Liquid Collateral (from page 2) (f)				$—

Less: Availability Reserves
Landlord Lien states (WA,VA,PA; 1 month’s rent)				$—
Gift Certificates and merchandise credits	@ 33%			$—

Total Availability Reserves			Subtotal	$—

Total Borrowing Base A (Sum of (a) through (f) less Availability Reserves)				$—

	Suppressed availability			$—

Total Borrowing Base (not to exceed $65MM)				$—

Availability Calculation, as of		Date
Beginning Principal Loan Balance				$—
Add: Prior day advance request				$—
Less: Current day paydown				$—

Ending Principal Loan Balance				$—

Add: Documentary LCs				$—
Add: Standby LCs				$—

Total Loan Balance Prior to Advance Request				$—

Net Availability Prior to Advance Request				$—
ADVANCE REQUEST				$—

Availability after today’s advance request				$—

The undersigned hereby certifies on behalf of the Borrowers, that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

1	The representations and warranties of the Borrowers contained in the Loan and Security Agreement are true and correct as though made on and as of such date.
2	No Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing.
3	The proposed Borrowing will not cause the aggregate principal amount of all outstanding Revolving Loans [plus the aggregate amount available for drawing under all outstanding Letters of Credit], to exceed the Availability or the combined Commitments of the Lenders.
4	Per Section 4.03 of the $125MM Bond Indenture Agreement, Indebtedness under the Credit Agreement does not exceed the greater of (I) $60MM and (ii) the sum of (x) 80% of the book value of accounts receivable of the Company and its Restricted subsidiaries on a consolidated basis and (y) 70% of the book value of the inventory of the Company and its Restricted subsidiaries on a consolidated basis.
5	Borrower certifies that Eligible In-Transit Inventory meets all of Borrower’s representations and warranties contained in the Loan Documents concerning Eligible Inventory, that Borrower knows of no reason why such Inventory would not be accepted by the Borrower when it is delivered to the Borrower, and that the shipment as evidenced by the documents conform to the related order documents.
6	Borrower expects Eligible In-Transit Inventory and Eligible L/C Inventory is within 30 days of receipt at Domestic Distribution Center.
7	No Obligor has entered into any agreements of the type described in clause (a) (ii) of the definition of “Borrowing Base A” or amendments or modifications to agreements of such type, other than agreements that have been delivered to Administrative Agent prior to or on the date herof.

Authorized Signer:	/S/ Edward M. Krell
Ed Krell, EVP and CFO

EXHIBIT 5.9

Officer’s Compliance Certificate

See attached.

OFFICERS’ COMPLIANCE CERTIFICATE

Date:

Sally A. Sheehan

Fleet Retail Group, Inc., as Administrative Agent

and Collateral Agent

40 Broad St., 10th Floor

Boston, MA 02109

RE:	Mothers Work, Inc.
(the “Lead Borrower”)

Financial Statement For:	_____	Month of ____________________________
	_____	_____ Quarter of Fiscal Year Ending ______
	_____	Year Ending _____

Dear Sir/Madam:

This Certificate accompanies the above described financial statement (the “Financial Statement”) furnished to you by the Lead Borrower and is delivered in accordance with Article 5 of the Amended and Restated Loan and Security Agreement, dated as of October             , 2004 (the “Loan Agreement”), among the Lead Borrower, Cave Springs, Inc. (“Cave Springs”; together with Lead Borrower, collectively, the “Borrowers”), Mothers Work Canada, Inc. (“Mothers Work Canada”; together with the Borrowers, collectively, the “Obligors”), Fleet Retail Group, Inc., as Administrative Agent and Collateral Agent, and the Lenders party thereto. Terms used herein which are defined in the Loan Agreement are used as so defined.

The undersigned have each reviewed the Financial Statement, the Loan Agreement, and each of the other Loan Documents executed and delivered by the Obligors in connection with the Loan Agreement, and has made such inquiry as the undersigned deem appropriate. Following such review, the undersigned CERTIFIES as follows:

(a) The Financial Statements were prepared in accordance with GAAP consistently applied and present fairly in all material respects the financial condition of the Obligors at the close of, and the period(s) covered by the Financial Statement, subject however (unless this Certificate accompanies the annual Financial Statement) to usual year end adjustment and the absence of footnotes.

(b) All material rent, utility, lease, and other obligations are current and being paid as agreed in the Loan Agreement unless the following is completed with the details of all past due payments and the steps (if any) being taken or contemplated by the respective Obligor to be taken on account thereof:

(Describe Past Due Payments and Steps Taken)

Officers’ Compliance Certificate

Page 2.

(c) No Suspension Event or Event of Default has occurred which is continuing unless the following is completed with the details of such Suspension Event or Event of Default and the steps (if any) being taken or contemplated by the Obligors to be taken on account thereof:

(Describe Suspension Event(s) or Event(s) of Default and Steps Taken)

(d) No event, immediate notice of which is to be provided by the Obligor in accordance with Section 5.3 of the Loan Agreement, has occurred, other than those events, written notice of which has previously been provided and those events (if any) described below:

(Describe Section 5.3 events)

(e) The following indicates the Borrowers’ compliance (or failure to comply) with the covenants set forth in Exhibit 5.12(a) to the Loan Agreement:

[ ]	The covenants do not apply to the Borrowers as of the date hereof because the Borrowers have met both the Excess Availability and Financial Covenant Adjusted Availability tests set forth in Exhibit 5.12.

[ ]	The Borrowers fail to meet either the Excess Availability test or Financial Covenant Adjusted Availability test set forth in Exhibit 5.12 as of the date hereof, but the Borrowers are in compliance with the financial covenants set forth in Exhibit 5.12.

Chief Executive Officer or	[Vice President – Controller or
Chief Financial Officer	Vice President – Finance, Supply Chain Management]
For Mothers Work, Inc.	For Mothers Work, Inc.

EXHIBIT 5.12(a)

Financial Covenants

This Exhibit is attached to and made part of that certain Second Amended and Restated Loan and Security Agreement between Bank of America, N.A., as Administrative Agent, Collateral Agent, and Lender, the other Lenders party thereto, and Mothers Work, Inc., as Lead Borrower, and the other Borrowers and Guarantors party thereto, dated as of March 13, 2007. Capitalized terms used in this Exhibit and not separately defined herein shall have the meanings ascribed under the Second Amended and Restated Loan and Security Agreement.

1) Fixed Charge Coverage Ratio

At any time or from time to time that Excess Availability is less than 10% of the Borrowing Base on any day; then the Fixed Charge Coverage Ratio, based on the then-most recent month ended, must equal or exceed the following: during the periods set forth below:

Period	Minimum Fixed Charge Coverage Ratio

For each period of twelve consecutive months ending on each month through and including the period of twelve consecutive months ending on September 30, 2008	1.000 to 1.000

For each period of twelve consecutive months ending on each month from and after the period of twelve consecutive months ending on October 31, 2008 through and including the period of twelve consecutive months ending on September 30, 2009	1.025 to 1.000

For each period of twelve consecutive months ending on each month from and after the period of twelve consecutive months ending on October 31, 2009 through and including the period of twelve consecutive months ending on September 30, 2010	1.050 to 1.000

For each period of twelve consecutive months ending on each month from and after the period of twelve consecutive months ending on October 31, 2010	1.100 to 1.000

2) Capital Expenditures

Borrowers may incur Capital Expenditures in their discretion, provided that:

(A) for any fiscal year as to which the Borrowers’ projected pro forma Excess Availability, as provided under Section 5.11(c), is at least 10% of the Borrowing Base, this Section (2) shall not limit the Borrowers’ incurrence of Capital Expenditures in their discretion, unless actual Excess Availability falls below 10% of the Borrowing Base during such fiscal year (in which case clause (B) shall apply); and

(B) during any fiscal year in which Excess Availability actually falls below 10% of the Borrowing Base, Borrowers shall not permit Net Capital Expenditures to exceed $35,000,000.

If, for any fiscal year in which clause (B) applies, the Borrowers actually incur less than $35,000,000 in Net Capital Expenditures, the Borrowers may, in addition to the $35,000,000 that Borrowers may incur in the following year, incur additional Net Capital Expenditures in an amount equal to the lesser of (i) Fifty Percent (50%) of the unused amount of Net Capital Expenditures (below the $35,000,000 maximum) from the previous fiscal year, or (ii) $10,000,000.

EXHIBIT 5.12(b)

BUSINESS PLAN

See Business Plan as delivered to the Administrative Agent.

EXHIBIT 7.1

DEPOSITORY ACCOUNTS

See attached list of depository accounts.

Mothers Work, Inc.

CORPORATE BANK ACCOUNTS (15)

AT MARCH 1, 2007

BANK NAME	BANK ADDRESS					BANK ACCOUNT #	DESCRIPTION	CONTACT PERSON
Bank of America (Fleet)	100 Federal Street	MA DE 10017F	Boston	MA	02110	xxxxxxxxxxx	Operating	Paul DeSalvo
Bank of America (Fleet)	100 Federal Street	MA DE 10017F	Boston	MA	02110	xxxxxxxxxxx	Disbursement	Paul DeSalvo
Bank of America (Fleet)	100 Federal Street	MA DE 10017F	Boston	MA	02110	xxxxxxxxxxx	Gross Future Trust	Paul DeSalvo
Bank of America (Fleet)	100 Federal Street	MA DE 10017F	Boston	MA	02110	xxxxxxxxxxx	Net Future Trust	Paul DeSalvo
Bank of America (Fleet)	100 Federal Street	MA DE 10017F	Boston	MA	02110	xxxxxxxxxxx	Future Trust 529 Escrow	Paul DeSalvo
Wachovia	123 South Broad St	PA1218	Philadelphia	PA	19109	xxxxxxxxxxx	Corporate	Richard O’Donnell
Wachovia	123 South Broad St	PA1218	Philadelphia	PA	19109	xxxxxxxxxxx	Payroll	Richard O’Donnell
Wachovia	123 South Broad St	PA1218	Philadelphia	PA	19109	xxxxxxxxxxx	Payroll - Federal Taxes	Richard O’Donnell
Wachovia	123 South Broad St	PA1218	Philadelphia	PA	19109	xxxxxxxxxxx	International Duty	Richard O’Donnell
Bank of Montreal	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	xxxxxxxxxxx	Corporate	Bob MacNeil
Bank of Montreal	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	xxxxxxxxxxx	Corporate	Bob MacNeil
R-G Premier Bank	280 Jesus T Pinero Ave	PO Box 2510	Guaynabo	PR	00970	xxxxxxxxxxx	Payroll - Puerto Rico	Andre Potes
PNC Bank	300 Delaware Avenue	1st Floor, Suite 327	Wilmington	DE	19801	xxxxxxxxxxx	Cave Springs - Money Market	Susan Beesley
PNC Bank	300 Delaware Avenue	1st Floor, Suite 327	Wilmington	DE	19801	xxxxxxxxxxx	Cave Springs - Checking	Susan Beesley

*	actual bank account numbers not disclosed

Mothers Work, Inc.

NON-CONSOLIDATED DEPOSITORY BANK ACCOUNTS (71)

AT MARCH 1, 2007

BANK NAME	BANK ADDRESS				BANK ACCOUNT #	DESCRIPTION	CONTACT PERSON
American Bank	P.O. Box 154068	Waco	TX	76715	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
American Savings	98-200 Kamehameha Why	Aiea	HI	96701	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
American Savings Bank	275 Kaahumanu Ave	Kahului	HI	96732	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Bancorp South	2910 West Jackson Street	Tupelo	MS	38801	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Bank Laurentienne	335 Boulevard Des Promenades	St. Bruno	QU	J3V6A7	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Bank of Hawaii	94-817 Lumiania St	Waipahu	HI	96797	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Bank of New Hampshire	2033 Woodbury Ave	Newington	NH	3801	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Bank of Ocean City	PO Box 150	Ocean City	MD	21843	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
BankNorth	PO Box 1377	Lewiston	ME	04243	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
BB&T	186 Collier Dr	Sieverville	TN	37862	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
BB&T Bank	Town Center Mall, Ste 1117	Charleston	WV	25389	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Canadaigua National Bank & Trust	72 S Main St	Canadaigua	NY	14424	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Chevy Chase	P.O. Box 1296	Laurel	MD	20707	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Chevy Chase	6609 Springfield Mall	Springfield	Va	22150	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Chevy Chase	P.O. Box 1296	Laurel	MD	20707	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Chevy Chase Bank	11301 Rockville Pike	Kensington	MD	20895	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Chevy Chase Bank	P.O. Box 1296	Laurel	MD	20707	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Chevy Chase Bank	21100 Dulles Town Circle, Ste 154	Dulles	VA	20166	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Chittenden Bank	99 Dorset St	S Burlington	VT	05403	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Citizens Bank	1250 Baltimore Pike	Springfield	PA	19064	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Citizens Bank	1881 Street Rd	Bensalem	PA	19020	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Citizens Bank	1055 W Baltimore Pike	Media.	PA	19063	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Citizens Bank	Rts 611 & 715	Tannersville	PA	18372	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Commerce Bank	1701 Rt 70 East	Cherry Hill	NJ	08034	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Commerce Bank	1701 Route 70 East	Cherry Hill	NJ	08034	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Community First	1515 Del Range Blvd	Cheyenne	WY	82009	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
First Bank of the Lake	4558 Hwy 54, Ste 100	Osage Beach	MO	65065	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
First Citizens Bank	P.O. Box 3366	Concord	NC	28025	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
First Commonwealth	Goods Lane & Plank Road	Altoona	PA	16602	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
First Community Bank & Trust	P.O. Box 38	Edinburgh	IN	46124	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
First Merit Bank	295 FirstMerit Circle	Akron	OH	44307	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
First National Bank	4140 E State St	Hermitage	PA	16148	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
First National Bank (TX)	PO Box 937	Killeen	TX	76540	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Flexicuent	Carr. 3 Esq. Carr 185	Canovanas	PR	00729	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Flexicuent	128 Ave. Roosevelt	Hatillo	PR	00659	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Flexicuent	Cento Comercial Mayaguez Mall	Mayaguez	PR	00680	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Guaranty Bank	3480 McCann Rd	Longview	TX	75606	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Highland Bank	322 West Market	Bloomington	MN	55425	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Kirkwood Bank & Trust	P.O. Box 6089	919 South 7th St. Bismark	ND	58506	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Laredo National Bank	5085 Westheimer, Ste 400	Houston	TX	77056	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Local Oklahoma Bank	PO Box 26020	Oklahoma City	OK	73126	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
M&T	25 S Charles St	Baltimore	MD	21201	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Mid America Bank	55th & Holmes	Clarendon Hill	IL	60514	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
National Bank of Geneva	2 Seneca St, P.O. Box 193	Geneva	NY	14456	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Northern Trust Bank	120 East Oak St	Chicago	IL	60611	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Pace Bank	5935 Mavis Road, Unit 2	Mississauga	ON	L5R3T7	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
PNC Bank	4448 Black Horse Pike	Mays Landing	NJ	08330	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Premier Bank	100 Grell Lane	Johnson Creek	WI	53038	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Premier Bank Minnesota	11055 61st St. N.E.	Albertville	MN	55301	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Regions Bank	2123 Elm St.	Commerce	GA	30529	xxxxxxxxxxx	Non-consolidated Depository	CS Dept

Mothers Work, Inc.

NON-CONSOLIDATED DEPOSITORY BANK ACCOUNTS (71)

AT MARCH 1, 2007

BANK NAME	BANK ADDRESS				BANK ACCOUNT #	DESCRIPTION	CONTACT PERSON
Regions Bank	2000 Richmond Road	Texarkana	TX	75503	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
R-G Premier Bank	280 Jesus T Pinero Ave, PO Box 2510	Guaynabo	PR	00970	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
R-G Premier Bank	280 Jesus T Pinero Ave, PO Box 2510	Guaynabo	PR	00970	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
R-G Premier Bank	280 Jesus T Pinero Ave, PO Box 2510	Guaynabo	PR	00970	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Scotiabank	P.O. Box 8801, Postal Station A	St. John’s	NL	A1B3T2	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Scotiabank	Dufferin at 401	North York	ON	M6A2T9	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
South Carolina Bank & Trust	PO Box 1287	Orangeburg	SC	29116	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Southeastern Bank	1010 Northway St.	Darien	GA	31305	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Southwest National Bank	454 S Tracy	Wichita	KS	67202	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Sovereign Bank	376 Southridge Rd	Auburn	MA	01501	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Sovereign Bank	RII EVP 0217A Sovereign Way	East Providence	RI	02915	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
SunTrust	P.O. Box 622227	Orlando	FL	32862	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Suntrust Bank	13033 Lee Jackson Memorial Highway	Fairfax	VA	22033	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Suntrust Bank	3393 Peachtree Rd	Atlanta	Ga	30326	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Suntrust Bank	3500 East-West Hwy	Hyattsville	MD	20782	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
The Fidelity Bank	1700 Dual Highway	Hagerstown	MD	21740	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
United Community Bank	P.O. Box 159	Dawsonville	GA	30534	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Valley National Bank	1345 Willowbrook Mall	Wayne	NJ	07470	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Valley National Bank	1445 Valley Road	Wayne	NJ	07470	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Valley National Bank	1445 Valley Road	Wayne	NJ	07470	xxxxxxxxxxx	Non-consolidated Depository	CS Dept
Valley View Bank	7500 West 95th St	Overland Park	KS	66212	xxxxxxxxxxx	Non-consolidated Depository	CS Dept

*	actual bank account numbers not disclosed

Mothers Work, Inc.

CONSOLIDATED BANK ACCOUNTS - STORE DETAIL

AT MARCH 1, 2007

BANK NAME	STORE	CITY	STATE	BANK ACCOUNT #	DESCRIPTION	BANK ADDRESS					CONTACT PERSON
Bank of America				xxxxxxxxxxx	Consolidated Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	108	LYNNWOOD	WA	xxxxxxxxxxx	Sub-account Depository
	240	DALLAS	TX	xxxxxxxxxxx	Sub-account Depository
	242	FORT WORTH	TX	xxxxxxxxxxx	Sub-account Depository
	305	SANTA CLARA	CA	xxxxxxxxxxx	Sub-account Depository
	306	SANTA MONICA	CA	xxxxxxxxxxx	Sub-account Depository
	309	CARLSBAD	CA	xxxxxxxxxxx	Sub-account Depository
	313	LAS VEGAS	NV	xxxxxxxxxxx	Sub-account Depository
	324	SALEM	OR	xxxxxxxxxxx	Sub-account Depository
	326	MODESTO	CA	xxxxxxxxxxx	Sub-account Depository
	339	ALBUQUERQUE	NM	xxxxxxxxxxx	Sub-account Depository
	347	CERRITOS	CA	xxxxxxxxxxx	Sub-account Depository
	361	SAN ANTONIO	TX	xxxxxxxxxxx	Sub-account Depository
	362	PORTLAND	OR	xxxxxxxxxxx	Sub-account Depository
	368	AUSTIN	TX	xxxxxxxxxxx	Sub-account Depository
	371	HOUSTON	TX	xxxxxxxxxxx	Sub-account Depository
	374	SPOKANE	WA	xxxxxxxxxxx	Sub-account Depository
	379	TUCSON	AZ	xxxxxxxxxxx	Sub-account Depository
	399	LEWISVILLE	TX	xxxxxxxxxxx	Sub-account Depository
	421	FRIENDSWOOD	TX	xxxxxxxxxxx	Sub-account Depository
	424	GLENDALE	AZ	xxxxxxxxxxx	Sub-account Depository
	426	AUSTIN	TX	xxxxxxxxxxx	Sub-account Depository
	451	NORTHRIDGE	CA	xxxxxxxxxxx	Sub-account Depository
	460	CONCORD	CA	xxxxxxxxxxx	Sub-account Depository
	461	MONTEBELLO	CA	xxxxxxxxxxx	Sub-account Depository
	469	WOODLANDS	TX	xxxxxxxxxxx	Sub-account Depository
	474	PHOENIX	AZ	xxxxxxxxxxx	Sub-account Depository
	475	TORRANCE	CA	xxxxxxxxxxx	Sub-account Depository
	480	ARCADIA	CA	xxxxxxxxxxx	Sub-account Depository
	483	EL PASO	TX	xxxxxxxxxxx	Sub-account Depository
	484	PORTLAND	OR	xxxxxxxxxxx	Sub-account Depository
	485	WEST COVINA	CA	xxxxxxxxxxx	Sub-account Depository
	486	SANTA ROSA	CA	xxxxxxxxxxx	Sub-account Depository
	487	RICHMOND	CA	xxxxxxxxxxx	Sub-account Depository
	501	SAN JOSE	CA	xxxxxxxxxxx	Sub-account Depository
	507	COSTA MESA	CA	xxxxxxxxxxx	Sub-account Depository
	510	THOUSAND OAKS	CA	xxxxxxxxxxx	Sub-account Depository
	514	SCOTTSDALE	AZ	xxxxxxxxxxx	Sub-account Depository
	517	CAPITOLA	CA	xxxxxxxxxxx	Sub-account Depository
	521	HENDERSON	NV	xxxxxxxxxxx	Sub-account Depository
	528	LOS ANGELES	CA	xxxxxxxxxxx	Sub-account Depository
	536	SACRAMENTO	CA	xxxxxxxxxxx	Sub-account Depository
	545	VALENCIA	CA	xxxxxxxxxxx	Sub-account Depository
	546	MESQUITE	TX	xxxxxxxxxxx	Sub-account Depository
	566	MESA	AZ	xxxxxxxxxxx	Sub-account Depository
	615	GILROY	CA	xxxxxxxxxxx	Sub-account Depository
	655	GRAPEVINE	TX	xxxxxxxxxxx	Sub-account Depository
	680	VACAVILLE	CA	xxxxxxxxxxx	Sub-account Depository
	684	ANDERSON	CA	xxxxxxxxxxx	Sub-account Depository
	826	WALNUT CREEK	CA	xxxxxxxxxxx	Sub-account Depository
	902	SHERMAN OAKS	CA	xxxxxxxxxxx	Sub-account Depository
	906	CORTE MADERA	CA	xxxxxxxxxxx	Sub-account Depository
	921	LAS VEGAS	NV	xxxxxxxxxxx	Sub-account Depository
	935	BEVERLY HILLS	CA	xxxxxxxxxxx	Sub-account Depository
	936	COSTA MESA	CA	xxxxxxxxxxx	Sub-account Depository
	972	AUSTIN	TX	xxxxxxxxxxx	Sub-account Depository
	1049	WESTLAKE VILLAGE	CA	xxxxxxxxxxx	Sub-account Depository
	1120	AUSTIN	TX	xxxxxxxxxxx	Sub-account Depository
	1124	TUCSON	AZ	xxxxxxxxxxx	Sub-account Depository
	1132	RANCHO CUCAMONGA	CA	xxxxxxxxxxx	Sub-account Depository
	1140	GELENDALE	CA	xxxxxxxxxxx	Sub-account Depository
	1142	HURST	TX	xxxxxxxxxxx	Sub-account Depository
	1162	BELLEVUE	WA	xxxxxxxxxxx	Sub-account Depository
	1166	DALLAS	TX	xxxxxxxxxxx	Sub-account Depository
	1171	SAN ANTONIO	TX	xxxxxxxxxxx	Sub-account Depository
	1192	MISSION VIEJO	CA	xxxxxxxxxxx	Sub-account Depository
	1198	FRESNO	CA	xxxxxxxxxxx	Sub-account Depository
	1280	PASADENA	CA	xxxxxxxxxxx	Sub-account Depository
	1286	SANTA CLARA	CA	xxxxxxxxxxx	Sub-account Depository
	1288	HOUSTON	TX	xxxxxxxxxxx	Sub-account Depository
	1300	TEMECULA	CA	xxxxxxxxxxx	Sub-account Depository
	1324	STOCKTON	CA	xxxxxxxxxxx	Sub-account Depository
	1331	TULSA	OK	xxxxxxxxxxx	Sub-account Depository
	1341	SANTA ANA	CA	xxxxxxxxxxx	Sub-account Depository
	1350	BAKERSFIELD	CA	xxxxxxxxxxx	Sub-account Depository
	1397	SPOKANE	WA	xxxxxxxxxxx	Sub-account Depository
	1608	TEMPE	AZ	xxxxxxxxxxx	Sub-account Depository
	1615	WOODBURN	OR	xxxxxxxxxxx	Sub-account Depository
	1621	LAS VEGAS	NV	xxxxxxxxxxx	Sub-account Depository
	1629	SAN DIEGO	CA	xxxxxxxxxxx	Sub-account Depository
	1644	LINCOLN CITY	OR	xxxxxxxxxxx	Sub-account Depository
	1649	NORTH BEND	WA	xxxxxxxxxxx	Sub-account Depository
	1701	IRVING	TX	xxxxxxxxxxx	Sub-account Depository
	1751	HANFORD	CA	xxxxxxxxxxx	Sub-account Depository
	1754	VICTORVILLE	CA	xxxxxxxxxxx	Sub-account Depository
	1772	CITY OF INDUSTRY	CA	xxxxxxxxxxx	Sub-account Depository
	1804	CHANDLER	AZ	xxxxxxxxxxx	Sub-account Depository
	1809	LAKEWOOD	CA	xxxxxxxxxxx	Sub-account Depository
	1814	LAS VEGAS	NV	xxxxxxxxxxx	Sub-account Depository
	1852	PALM DESERT	CA	xxxxxxxxxxx	Sub-account Depository
	1889	MORENO VALLEY	CA	xxxxxxxxxxx	Sub-account Depository
	1896	TRACY	CA	xxxxxxxxxxx	Sub-account Depository
	1901	EL PASO	TX	xxxxxxxxxxx	Sub-account Depository
	1912	SILVERDALE	WA	xxxxxxxxxxx	Sub-account Depository
	1913	PHOENIX	AZ	xxxxxxxxxxx	Sub-account Depository
	1917	PEARLAND	TX	xxxxxxxxxxx	Sub-account Depository
	1918	PITTSBURG	CA	xxxxxxxxxxx	Sub-account Depository
	1926	ISSAQUAH	WA	xxxxxxxxxxx	Sub-account Depository
	1927	SANTA BARBARA	CA	xxxxxxxxxxx	Sub-account Depository
	1932	BUENA PARK	CA	xxxxxxxxxxx	Sub-account Depository
	1934	SAN DIMAS	CA	xxxxxxxxxxx	Sub-account Depository
	1936	DOWNEY	CA	xxxxxxxxxxx	Sub-account Depository
	1945	SEATTLE	WA	xxxxxxxxxxx	Sub-account Depository
	1949	HARLINGEN	TX	xxxxxxxxxxx	Sub-account Depository
	1951	CHICO	CA	xxxxxxxxxxx	Sub-account Depository
	1958	HOUSTON	TX	xxxxxxxxxxx	Sub-account Depository
	1959	UNION GAP	WA	xxxxxxxxxxx	Sub-account Depository
	1960	SAN BERNARDINO	CA	xxxxxxxxxxx	Sub-account Depository
	1968	DENTON	TX	xxxxxxxxxxx	Sub-account Depository
	1969	VISALIA	CA	xxxxxxxxxxx	Sub-account Depository
	1986	TUCSON	AZ	xxxxxxxxxxx	Sub-account Depository
	3163	TORRANCE	CA	xxxxxxxxxxx	Sub-account Depository
	4013	WEST HOLLYWOOD	CA	xxxxxxxxxxx	Sub-account Depository
	4083	SEATTLE	WA	xxxxxxxxxxx	Sub-account Depository
	4134	LUFKIN	TX	xxxxxxxxxxx	Sub-account Depository
	4150	WICHITA FALLS	TX	xxxxxxxxxxx	Sub-account Depository
	4193	SAN JOSE	CA	xxxxxxxxxxx	Sub-account Depository
Bank of America (Nationsbank)				xxxxxxxxxxx	Consolidated Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	106	DES MOINES	IA	xxxxxxxxxxx	Sub-account Depository
	111	ST. ANN	MO	xxxxxxxxxxx	Sub-account Depository
	141	JACKSONVILLE	FL	xxxxxxxxxxx	Sub-account Depository
	142	CLEARWATER	FL	xxxxxxxxxxx	Sub-account Depository
	230	MACON	GA	xxxxxxxxxxx	Sub-account Depository
	243	TALLAHASSEE	FL	xxxxxxxxxxx	Sub-account Depository
	298	TOPEKA	KS	xxxxxxxxxxx	Sub-account Depository
	301	KENNESAW	GA	xxxxxxxxxxx	Sub-account Depository

Mothers Work, Inc.

CONSOLIDATED BANK ACCOUNTS - STORE DETAIL

AT MARCH 1, 2007

BANK NAME	STORE	CITY	STATE	BANK ACCOUNT #	DESCRIPTION	BANK ADDRESS					CONTACT PERSON
	302	LITTLE ROCK	AR	xxxxxxxxxxx	Sub-account Depository
	312	PENSACOLA	FL	xxxxxxxxxxx	Sub-account Depository
	323	OVERLAND PARK	KS	xxxxxxxxxxx	Sub-account Depository
	331	ORLANDO	FL	xxxxxxxxxxx	Sub-account Depository
	359	OKLAHOMA CITY	OK	xxxxxxxxxxx	Sub-account Depository
	367	PARKVILLE	MD	xxxxxxxxxxx	Sub-account Depository
	369	VIRGINIA BEACH	VA	xxxxxxxxxxx	Sub-account Depository
	378	CHARLESTON	SC	xxxxxxxxxxx	Sub-account Depository
	396	PEMBROKE PINES	FL	xxxxxxxxxxx	Sub-account Depository
	420	MIAMI	FL	xxxxxxxxxxx	Sub-account Depository
	431	COLUMBIA	MD	xxxxxxxxxxx	Sub-account Depository
	454	BOYNTON BEACH	FL	xxxxxxxxxxx	Sub-account Depository
	470	ST PETERS	MO	xxxxxxxxxxx	Sub-account Depository
	477	ALTAMONTE SPRINGS	FL	xxxxxxxxxxx	Sub-account Depository
	481	TAMPA	FL	xxxxxxxxxxx	Sub-account Depository
	490	COLUMBIA	SC	xxxxxxxxxxx	Sub-account Depository
	497	ATLANTA	GA	xxxxxxxxxxx	Sub-account Depository
	499	RALEIGH	NC	xxxxxxxxxxx	Sub-account Depository
	511	OWINGS MILLS	MD	xxxxxxxxxxx	Sub-account Depository
	513	GAITHERSBURG	MD	xxxxxxxxxxx	Sub-account Depository
	515	GLEN BURNIE	MD	xxxxxxxxxxx	Sub-account Depository
	542	ORANGE PARK	FL	xxxxxxxxxxx	Sub-account Depository
	551	ATLANTA	GA	xxxxxxxxxxx	Sub-account Depository
	554	TULSA	OK	xxxxxxxxxxx	Sub-account Depository
	561	DURHAM	NC	xxxxxxxxxxx	Sub-account Depository
	563	ALBUQUERQUE	NM	xxxxxxxxxxx	Sub-account Depository
	570	FAIRVIEW HEIGHTS	IL	xxxxxxxxxxx	Sub-account Depository
	574	PLANTATION	FL	xxxxxxxxxxx	Sub-account Depository
	578	SPARTAN BURG	SC	xxxxxxxxxxx	Sub-account Depository
	604	SUNRISE	FL	xxxxxxxxxxx	Sub-account Depository
	606	SAN MARCOS	TX	xxxxxxxxxxx	Sub-account Depository
	609	ELLENTON	FL	xxxxxxxxxxx	Sub-account Depository
	639	BRANSON	MO	xxxxxxxxxxx	Sub-account Depository
	734	WILMINGTON	NC	xxxxxxxxxxx	Sub-account Depository
	856	TAMPA	FL	xxxxxxxxxxx	Sub-account Depository
	857	ALPHARETTA	GA	xxxxxxxxxxx	Sub-account Depository
	875	BOCA RATON	FL	xxxxxxxxxxx	Sub-account Depository
	909	WASHINGTON	DC	xxxxxxxxxxx	Sub-account Depository
	914	TULSA	OK	xxxxxxxxxxx	Sub-account Depository
	948	MEMPHIS	TN	xxxxxxxxxxx	Sub-account Depository
	969	CARY	NC	xxxxxxxxxxx	Sub-account Depository
	971	RALEIGH	NC	xxxxxxxxxxx	Sub-account Depository
	978	SAVANNAH	GA	xxxxxxxxxxx	Sub-account Depository
	982	FAYETTEVILLE	AR	xxxxxxxxxxx	Sub-account Depository
	983	SPRINGFIELD	MO	xxxxxxxxxxx	Sub-account Depository
	989	CORPUS CHRISTI	TX	xxxxxxxxxxx	Sub-account Depository
	1100	COLUMBIA	MD	xxxxxxxxxxx	Sub-account Depository
	1112	FAIRFAX	VA	xxxxxxxxxxx	Sub-account Depository
	1136	BALTIMORE	MD	xxxxxxxxxxx	Sub-account Depository
	1145	ATLANTA	GA	xxxxxxxxxxx	Sub-account Depository
	1149	GREENVILLE	SC	xxxxxxxxxxx	Sub-account Depository
	1151	ST. LOUIS	MO	xxxxxxxxxxx	Sub-account Depository
	1163	ST. LOUIS	MO	xxxxxxxxxxx	Sub-account Depository
	1165	MIAMI	FL	xxxxxxxxxxx	Sub-account Depository
	1173	CHARLOTTE	NC	xxxxxxxxxxx	Sub-account Depository
	1231	FRISCO	TX	xxxxxxxxxxx	Sub-account Depository
	1235	PLANO	TX	xxxxxxxxxxx	Sub-account Depository
	1236	TAMPA	FL	xxxxxxxxxxx	Sub-account Depository
	1237	WELLINGTON	FL	xxxxxxxxxxx	Sub-account Depository
	1247	DURHAM	NC	xxxxxxxxxxx	Sub-account Depository
	1275	AVENTURA	FL	xxxxxxxxxxx	Sub-account Depository
	1278	CORAL GABLES	FL	xxxxxxxxxxx	Sub-account Depository
	1282	ORLANDO	FL	xxxxxxxxxxx	Sub-account Depository
	1316	AMARILLO	TX	xxxxxxxxxxx	Sub-account Depository
	1319	NORFOLK	VA	xxxxxxxxxxx	Sub-account Depository
	1329	OLATHE	KS	xxxxxxxxxxx	Sub-account Depository
	1347	SARASOTA	FL	xxxxxxxxxxx	Sub-account Depository
	1357	OKLAHOMA CITY	OK	xxxxxxxxxxx	Sub-account Depository
	1365	ORLANDO	FL	xxxxxxxxxxx	Sub-account Depository
	1390	SAN ANTONIO	TX	xxxxxxxxxxx	Sub-account Depository
	1606	KATY	TX	xxxxxxxxxxx	Sub-account Depository
	1609	MIAMI	FL	xxxxxxxxxxx	Sub-account Depository
	1613	NASHVILLE	TN	xxxxxxxxxxx	Sub-account Depository
	1616	ORLANDO	FL	xxxxxxxxxxx	Sub-account Depository
	1619	BALTIMORE	MD	xxxxxxxxxxx	Sub-account Depository
	1624	WILLIAMSBURG	VA	xxxxxxxxxxx	Sub-account Depository
	1637	MYRTLE BEACH	SC	xxxxxxxxxxx	Sub-account Depository
	1641	ESTERO	FL	xxxxxxxxxxx	Sub-account Depository
	1654	ST. LOUIS	MO	xxxxxxxxxxx	Sub-account Depository
	1710	FRISCO	TX	xxxxxxxxxxx	Sub-account Depository
	1712	GRAPEVINE	TX	xxxxxxxxxxx	Sub-account Depository
	1717	MT. PLEASANT	SC	xxxxxxxxxxx	Sub-account Depository
	1718	ASHVILLE	NC	xxxxxxxxxxx	Sub-account Depository
	1722	JENSEN BEACH	FL	xxxxxxxxxxx	Sub-account Depository
	1725	LIVE OAK	TX	xxxxxxxxxxx	Sub-account Depository
	1727	FLORENCE	SC	xxxxxxxxxxx	Sub-account Depository
	1734	BAYTOWN	TX	xxxxxxxxxxx	Sub-account Depository
	1735	FREDERICKSBURG	VA	xxxxxxxxxxx	Sub-account Depository
	1743	TAMPA	FL	xxxxxxxxxxx	Sub-account Depository
	1745	SAN ANTONIO	TX	xxxxxxxxxxx	Sub-account Depository
	1749	COLUMBIA	SC	xxxxxxxxxxx	Sub-account Depository
	1753	GAINSVILLE	FL	xxxxxxxxxxx	Sub-account Depository
	1755	PLANO	TX	xxxxxxxxxxx	Sub-account Depository
	1756	WELLINGTON	FL	xxxxxxxxxxx	Sub-account Depository
	1760	COLUMBIA	MO	xxxxxxxxxxx	Sub-account Depository
	1776	ABILENE	TX	xxxxxxxxxxx	Sub-account Depository
	1787	CORAL SPRINGS	FL	xxxxxxxxxxx	Sub-account Depository
	1793	HOUSTON	TX	xxxxxxxxxxx	Sub-account Depository
	1820	BRANDON	FL	xxxxxxxxxxx	Sub-account Depository
	1821	CITRUS PARK	FL	xxxxxxxxxxx	Sub-account Depository
	1833	ORLANDO	FL	xxxxxxxxxxx	Sub-account Depository
	1839	MCDONOUGH	GA	xxxxxxxxxxx	Sub-account Depository
	1851	LAKELAND	FL	xxxxxxxxxxx	Sub-account Depository
	1853	ROANOKE	VA	xxxxxxxxxxx	Sub-account Depository
	1861	JOPLIN	MO	xxxxxxxxxxx	Sub-account Depository
	1863	WITCHITKA	KS	xxxxxxxxxxx	Sub-account Depository
	1867	RICHMOND	VA	xxxxxxxxxxx	Sub-account Depository
	1868	CHARLOTTESVILLE	VA	xxxxxxxxxxx	Sub-account Depository
	1888	LITHONIA	GA	xxxxxxxxxxx	Sub-account Depository
	1895	LEE’S SUMMIT	MO	xxxxxxxxxxx	Sub-account Depository
	1905	DAYTONA BEACH	FL	xxxxxxxxxxx	Sub-account Depository
	1919	RICHMOND	VA	xxxxxxxxxxx	Sub-account Depository
	3040	OVERLAND PARK	KS	xxxxxxxxxxx	Sub-account Depository
	4133	BALTIMORE	MD	xxxxxxxxxxx	Sub-account Depository
	4245	GASTONIA	NC	xxxxxxxxxxx	Sub-account Depository
	4291	WEST DES MOINES	IA	xxxxxxxxxxx	Sub-account Depository
	4345	GOODLETTSVILLE	TN	xxxxxxxxxxx	Sub-account Depository
	4386	JACKSONVILLE	FL	xxxxxxxxxxx	Sub-account Depository
	4391	LUBBOCK	TX	xxxxxxxxxxx	Sub-account Depository
	4395	OKLAHOMA CITY	OK	xxxxxxxxxxx	Sub-account Depository
Fifth Third Bank				xxxxxxxxxxx	Consolidated Depository	38 Fountain Square Plaza	Mail Code: 10905E	Cincinnati	OH	45263	Sue Ann O’Malley
	125	COLUMBUS	OH	xxxxxxxxxxx	Sub-account Depository
	161	LOUISVILLE	KY	xxxxxxxxxxx	Sub-account Depository
	241	MENTOR	OH	xxxxxxxxxxx	Sub-account Depository
	386	LOUISVILLE	KY	xxxxxxxxxxx	Sub-account Depository
	575	GREENWOOD	IN	xxxxxxxxxxx	Sub-account Depository

Mothers Work, Inc.

CONSOLIDATED BANK ACCOUNTS - STORE DETAIL

AT MARCH 1, 2007

BANK NAME	STORE	CITY	STATE	BANK ACCOUNT #	DESCRIPTION	BANK ADDRESS					CONTACT PERSON
	614	JEFFERSONVILLE	OH	xxxxxxxxxxx	Sub-account Depository
	626	MICHIGAN CITY	IN	xxxxxxxxxxx	Sub-account Depository
	1105	LANSING	MI	xxxxxxxxxxx	Sub-account Depository
	1147	BEACHWOOD	OH	xxxxxxxxxxx	Sub-account Depository
	1267	COLUMBUS	OH	xxxxxxxxxxx	Sub-account Depository
	1348	FLORENCE	KY	xxxxxxxxxxx	Sub-account Depository
	1763	EVANSVILLE	IN	xxxxxxxxxxx	Sub-account Depository
	1769	AVON	OH	xxxxxxxxxxx	Sub-account Depository
	1771	CINCINNATI	OH	xxxxxxxxxxx	Sub-account Depository
	1808	MUSKEGON	MI	xxxxxxxxxxx	Sub-account Depository
	1810	COLUMBUS	OH	xxxxxxxxxxx	Sub-account Depository
	1856	NORTH RIVERSIDE	IL	xxxxxxxxxxx	Sub-account Depository
	1925	PORTAGE	MI	xxxxxxxxxxx	Sub-account Depository
	1977	LOUISVILLE	KY	xxxxxxxxxxx	Sub-account Depository
	1998	CHICAGO	IL	xxxxxxxxxxx	Sub-account Depository
	4351	ROSEVILLE	MI	xxxxxxxxxxx	Sub-account Depository
First Tennessee				xxxxxxxxxxx	Consolidated Depository	165 Madison Ave	9th Floor	Memphis	TN	38103	Nicole White
	338	CHATTANOOGA	TN	xxxxxxxxxxx	Sub-account Depository
	557	MEMPHIS	TN	xxxxxxxxxxx	Sub-account Depository
	573	KNOXVILLE	TN	xxxxxxxxxxx	Sub-account Depository
	977	FRANKLIN	TN	xxxxxxxxxxx	Sub-account Depository
	1128	MEMPHIS	TN	xxxxxxxxxxx	Sub-account Depository
	4161	JOHNSON CITY	TN	xxxxxxxxxxx	Sub-account Depository
JP Morgan Chase (Bank One)				xxxxxxxxxxx	Consolidated Depository	1411 Broadway	5th Floor	New York	NY	10018	Scott O’Kula
	63	CHICAGO	IL	xxxxxxxxxxx	Sub-account Depository
	67	METAIRE	LA	xxxxxxxxxxx	Sub-account Depository
	73	NOVI	MI	xxxxxxxxxxx	Sub-account Depository
	147	GREENDALE	WI	xxxxxxxxxxx	Sub-account Depository
	310	STERLING HEIGHTS	MI	xxxxxxxxxxx	Sub-account Depository
	311	TROY	MI	xxxxxxxxxxx	Sub-account Depository
	314	BATON ROUGE	LA	xxxxxxxxxxx	Sub-account Depository
	322	ORLAND PARK	IL	xxxxxxxxxxx	Sub-account Depository
	325	AURORA	IL	xxxxxxxxxxx	Sub-account Depository
	327	LOMBARD	IL	xxxxxxxxxxx	Sub-account Depository
	333	SCHAUMBURG	IL	xxxxxxxxxxx	Sub-account Depository
	502	DEARBORN	MI	xxxxxxxxxxx	Sub-account Depository
	508	NOVI	MI	xxxxxxxxxxx	Sub-account Depository
	549	ARLINGTON	TX	xxxxxxxxxxx	Sub-account Depository
	577	APPLETON	WI	xxxxxxxxxxx	Sub-account Depository
	611	GURNEE	IL	xxxxxxxxxxx	Sub-account Depository
	846	SCHAUMBURG	IL	xxxxxxxxxxx	Sub-account Depository
	854	OAKBROOK	IL	xxxxxxxxxxx	Sub-account Depository
	858	BEAVER CREEK	OH	xxxxxxxxxxx	Sub-account Depository
	894	OAKBROOK	IL	xxxxxxxxxxx	Sub-account Depository
	912	WHEATON	IL	xxxxxxxxxxx	Sub-account Depository
	932	HIGHLAND PARK	IL	xxxxxxxxxxx	Sub-account Depository
	973	OKLAHOMA CITY	OK	xxxxxxxxxxx	Sub-account Depository
	981	BATON ROUGE	LA	xxxxxxxxxxx	Sub-account Depository
	1036	HOUSTON	TX	xxxxxxxxxxx	Sub-account Depository
	1110	BATON ROUGE	LA	xxxxxxxxxxx	Sub-account Depository
	1135	INDIANAPOLIS	IN	xxxxxxxxxxx	Sub-account Depository
	1143	ANN ARBOR	MI	xxxxxxxxxxx	Sub-account Depository
	1164	DALLAS	TX	xxxxxxxxxxx	Sub-account Depository
	1184	LAFAYETTE	LA	xxxxxxxxxxx	Sub-account Depository
	1230	PALATINE	IL	xxxxxxxxxxx	Sub-account Depository
	1308	OKEMOS	MI	xxxxxxxxxxx	Sub-account Depository
	1320	KENNER	LA	xxxxxxxxxxx	Sub-account Depository
	1327	PARMA	OH	xxxxxxxxxxx	Sub-account Depository
	1356	BEAUMONT	TX	xxxxxxxxxxx	Sub-account Depository
	1358	MERRILLVILLE	IN	xxxxxxxxxxx	Sub-account Depository
	1636	HOWELL	MI	xxxxxxxxxxx	Sub-account Depository
	1648	AURORA	IL	xxxxxxxxxxx	Sub-account Depository
	1658	HUNTLEY	IL	xxxxxxxxxxx	Sub-account Depository
	1740	GRAND RAPIDS	MI	xxxxxxxxxxx	Sub-account Depository
	1741	FT. WORTH	TX	xxxxxxxxxxx	Sub-account Depository
	1744	MANDEVILLE	LA	xxxxxxxxxxx	Sub-account Depository
	1764	TAYLOR	MI	xxxxxxxxxxx	Sub-account Depository
	1782	LAKE CHARLES	LA	xxxxxxxxxxx	Sub-account Depository
	1813	PORT HURON	MI	xxxxxxxxxxx	Sub-account Depository
	1817	FLINT	MI	xxxxxxxxxxx	Sub-account Depository
	1840	LAFAYETTE	IN	xxxxxxxxxxx	Sub-account Depository
	1843	CARMEL	IN	xxxxxxxxxxx	Sub-account Depository
	1870	GREEN BAY	WI	xxxxxxxxxxx	Sub-account Depository
	1876	TYLER	TX	xxxxxxxxxxx	Sub-account Depository
	1885	HOUSTON	TX	xxxxxxxxxxx	Sub-account Depository
	1893	CLARKESBURG	WV	xxxxxxxxxxx	Sub-account Depository
	1914	HOUMA	LA	xxxxxxxxxxx	Sub-account Depository
	1938	NILES	OH	xxxxxxxxxxx	Sub-account Depository
	1948	MONROE	LA	xxxxxxxxxxx	Sub-account Depository
	1954	ALEXANDRIA	LA	xxxxxxxxxxx	Sub-account Depository
	1956	PASADENA	TX	xxxxxxxxxxx	Sub-account Depository
	1988	WESTLAND	MI	xxxxxxxxxxx	Sub-account Depository
	1990	SHERMAN	TX	xxxxxxxxxxx	Sub-account Depository
Key Bank				xxxxxxxxxxx	Consolidated Depository	127 Public Square, 7th Fl		Cleveland	OH	44114	Jeffrey Scott
	156	NORTH OLMSTED	OH	xxxxxxxxxxx	Sub-account Depository
	239	CANTON	OH	xxxxxxxxxxx	Sub-account Depository
	332	BUFFALO	NY	xxxxxxxxxxx	Sub-account Depository
	503	DENVER	CO	xxxxxxxxxxx	Sub-account Depository
	593	SYRACUS	NY	xxxxxxxxxxx	Sub-account Depository
	897	DENVER	CO	xxxxxxxxxxx	Sub-account Depository
	1183	TOLEDO	OH	xxxxxxxxxxx	Sub-account Depository
	1313	COLORADO SPRINGS	CO	xxxxxxxxxxx	Sub-account Depository
	1336	LAYTON	UT	xxxxxxxxxxx	Sub-account Depository
	1359	DAYTON	OH	xxxxxxxxxxx	Sub-account Depository
	1640	LAKEWOOD	CO	xxxxxxxxxxx	Sub-account Depository
	1766	BELLINGHAM	WA	xxxxxxxxxxx	Sub-account Depository
	1775	IDAHO FALLS	ID	xxxxxxxxxxx	Sub-account Depository
	1911	CINCINNATI	OH	xxxxxxxxxxx	Sub-account Depository
	1933	BLOOMINGTON	IN	xxxxxxxxxxx	Sub-account Depository
	3053	ALBANY	NY	xxxxxxxxxxx	Sub-account Depository
US Bank (Firstar)				xxxxxxxxxxx	Consolidated Depository	425 Walnut Street	Mail Location: CN-OH-W9TR	Cincinnati	OH	45202	Jill Warman
	548	CINCINNATI	OH	xxxxxxxxxxx	Sub-account Depository
	595	PLEASANTON	CA	xxxxxxxxxxx	Sub-account Depository
	628	WILLIAMSBURG	IA	xxxxxxxxxxx	Sub-account Depository
	913	NASHVILLE	TN	xxxxxxxxxxx	Sub-account Depository
	1108	HILLSBORO	OR	xxxxxxxxxxx	Sub-account Depository
	1111	GENEVA	IL	xxxxxxxxxxx	Sub-account Depository
	1119	LITTLE ROCK	AR	xxxxxxxxxxx	Sub-account Depository
	1152	CINCINNATI	OH	xxxxxxxxxxx	Sub-account Depository
	1182	BROOKFIELD	WI	xxxxxxxxxxx	Sub-account Depository
	1314	WESTMINSTER	CO	xxxxxxxxxxx	Sub-account Depository
	1361	ST. LOUIS	MO	xxxxxxxxxxx	Sub-account Depository
	1372	SHAWNEE	KS	xxxxxxxxxxx	Sub-account Depository
	1625	OSHKOSH	WI	xxxxxxxxxxx	Sub-account Depository
	1662	KANSAS CITY	KS	xxxxxxxxxxx	Sub-account Depository
	1733	PADUCAH	KY	xxxxxxxxxxx	Sub-account Depository
	1829	MADISON	WI	xxxxxxxxxxx	Sub-account Depository
	1860	INDEPENDENCE	MO	xxxxxxxxxxx	Sub-account Depository
	1915	ROCKFORD	IL	xxxxxxxxxxx	Sub-account Depository
	4149	WAUSAU	WI	xxxxxxxxxxx	Sub-account Depository
	4210	KENNEWICK	WA	xxxxxxxxxxx	Sub-account Depository
Wells Fargo				xxxxxxxxxxx	Consolidated Depository	Sixth & Marquette	MAC N9305-052	Minneapolis	MN	55479	Heather Totman

Mothers Work, Inc.

CONSOLIDATED BANK ACCOUNTS - STORE DETAIL

AT MARCH 1, 2007

BANK NAME	STORE	CITY	STATE	BANK ACCOUNT #	DESCRIPTION	BANK ADDRESS					CONTACT PERSON
	47	LOS ANGELES	CA	xxxxxxxxxxx	Sub-account Depository
	110	CORALVILLE	IA	xxxxxxxxxxx	Sub-account Depository
	180	SEATTLE	WA	xxxxxxxxxxx	Sub-account Depository
	200	OMAHA	NE	xxxxxxxxxxx	Sub-account Depository
	248	EL CAJON	CA	xxxxxxxxxxx	Sub-account Depository
	304	MESA	AZ	xxxxxxxxxxx	Sub-account Depository
	315	MISSOULA	MT	xxxxxxxxxxx	Sub-account Depository
	329	TACOMA	WA	xxxxxxxxxxx	Sub-account Depository
	340	NEWARK	CA	xxxxxxxxxxx	Sub-account Depository
	344	MIDLAND	TX	xxxxxxxxxxx	Sub-account Depository
	352	EUGENE	OR	xxxxxxxxxxx	Sub-account Depository
	364	ESCONDIDO	CA	xxxxxxxxxxx	Sub-account Depository
	370	HUMBLE	TX	xxxxxxxxxxx	Sub-account Depository
	373	NATIONAL CITY	CA	xxxxxxxxxxx	Sub-account Depository
	391	HOUSTON	TX	xxxxxxxxxxx	Sub-account Depository
	393	RIVERSIDE	CA	xxxxxxxxxxx	Sub-account Depository
	394	WESTMINISTER	CA	xxxxxxxxxxx	Sub-account Depository
	428	MADISON	WI	xxxxxxxxxxx	Sub-account Depository
	429	ORANGE	CA	xxxxxxxxxxx	Sub-account Depository
	443	RENO	NV	xxxxxxxxxxx	Sub-account Depository
	455	DALY CITY	CA	xxxxxxxxxxx	Sub-account Depository
	458	COLORADO SPRINGS	CO	xxxxxxxxxxx	Sub-account Depository
	462	MURRAY	UT	xxxxxxxxxxx	Sub-account Depository
	465	OREM	UT	xxxxxxxxxxx	Sub-account Depository
	482	MINNETONKA	MN	xxxxxxxxxxx	Sub-account Depository
	506	BOISE	ID	xxxxxxxxxxx	Sub-account Depository
	509	SAN DIEGO	CA	xxxxxxxxxxx	Sub-account Depository
	516	PHOENIX	AZ	xxxxxxxxxxx	Sub-account Depository
	526	OMAHA	NE	xxxxxxxxxxx	Sub-account Depository
	547	MONTCLAIR	CA	xxxxxxxxxxx	Sub-account Depository
	555	SUGARLAND	TX	xxxxxxxxxxx	Sub-account Depository
	560	PORTLAND	OR	xxxxxxxxxxx	Sub-account Depository
	610	CASTLE ROCK	CO	xxxxxxxxxxx	Sub-account Depository
	613	CONROE	TX	xxxxxxxxxxx	Sub-account Depository
	616	PETALUMA	CA	xxxxxxxxxxx	Sub-account Depository
	622	PHOENIX	AZ	xxxxxxxxxxx	Sub-account Depository
	636	CABAZON	CA	xxxxxxxxxxx	Sub-account Depository
	637	CAMARILLO	CA	xxxxxxxxxxx	Sub-account Depository
	645	AUBURN	WA	xxxxxxxxxxx	Sub-account Depository
	656	CARLSBAD	CA	xxxxxxxxxxx	Sub-account Depository
	658	MILPITAS	CA	xxxxxxxxxxx	Sub-account Depository
	733	RAPID CITY	SD	xxxxxxxxxxx	Sub-account Depository
	767	PROVO	UT	xxxxxxxxxxx	Sub-account Depository
	801	SAN DIEGO	CA	xxxxxxxxxxx	Sub-account Depository
	809	PORTLAND	OR	xxxxxxxxxxx	Sub-account Depository
	830	SACREMENTO	CA	xxxxxxxxxxx	Sub-account Depository
	845	SALT LAKE CITY	UT	xxxxxxxxxxx	Sub-account Depository
	859	EDINA	MN	xxxxxxxxxxx	Sub-account Depository
	860	SAN MATEO	CA	xxxxxxxxxxx	Sub-account Depository
	940	EDINA	MN	xxxxxxxxxxx	Sub-account Depository
	942	PHOENIX	AZ	xxxxxxxxxxx	Sub-account Depository
	943	SAN FRANCISCO	CA	xxxxxxxxxxx	Sub-account Depository
	946	HOUSTON	TX	xxxxxxxxxxx	Sub-account Depository
	980	PALMDALE	CA	xxxxxxxxxxx	Sub-account Depository
	984	VANCOUVER	WA	xxxxxxxxxxx	Sub-account Depository
	1107	BURLINGAME	CA	xxxxxxxxxxx	Sub-account Depository
	1161	BREA	CA	xxxxxxxxxxx	Sub-account Depository
	1190	MCALLEN	TX	xxxxxxxxxxx	Sub-account Depository
	1233	BROOMFIELD	CO	xxxxxxxxxxx	Sub-account Depository
	1297	EMERYVILLE	CA	xxxxxxxxxxx	Sub-account Depository
	1339	ANCHORAGE	AK	xxxxxxxxxxx	Sub-account Depository
	1345	CEDAR PARK	TX	xxxxxxxxxxx	Sub-account Depository
	1349	REDONDO BEACH	CA	xxxxxxxxxxx	Sub-account Depository
	1367	RANCHO CUCAMONGA	CA	xxxxxxxxxxx	Sub-account Depository
	1368	ANAHEIM	CA	xxxxxxxxxxx	Sub-account Depository
	1370	LA MESA	CA	xxxxxxxxxxx	Sub-account Depository
	1371	SALINAS	CA	xxxxxxxxxxx	Sub-account Depository
	1374	CHINO	CA	xxxxxxxxxxx	Sub-account Depository
	1384	LAREDO	TX	xxxxxxxxxxx	Sub-account Depository
	1389	VENTURA	CA	xxxxxxxxxxx	Sub-account Depository
	1392	NOVATO	CA	xxxxxxxxxxx	Sub-account Depository
	1399	LITTLETON	CO	xxxxxxxxxxx	Sub-account Depository
	1612	ONTARIO	CA	xxxxxxxxxxx	Sub-account Depository
	1634	PARK CITY	UT	xxxxxxxxxxx	Sub-account Depository
	1647	LAS VEGAS	NV	xxxxxxxxxxx	Sub-account Depository
	1651	TROUTDALE	OR	xxxxxxxxxxx	Sub-account Depository
	1652	FOLSOM	CA	xxxxxxxxxxx	Sub-account Depository
	1700	LAS VEGAS	NV	xxxxxxxxxxx	Sub-account Depository
	1723	ROCHESTER	MN	xxxxxxxxxxx	Sub-account Depository
	1736	BROWNSVILLE	TX	xxxxxxxxxxx	Sub-account Depository
	1765	ROSEVILLE	CA	xxxxxxxxxxx	Sub-account Depository
	1767	LINCOLN	NE	xxxxxxxxxxx	Sub-account Depository
	1768	MISHAWAKA	IN	xxxxxxxxxxx	Sub-account Depository
	1781	SIOUX FALLS	SD	xxxxxxxxxxx	Sub-account Depository
	1800	WOODBURY	MN	xxxxxxxxxxx	Sub-account Depository
	1823	ST. PAUL	MN	xxxxxxxxxxx	Sub-account Depository
	1838	SEATTLE	WA	xxxxxxxxxxx	Sub-account Depository
	1869	DULUTH	MN	xxxxxxxxxxx	Sub-account Depository
	1878	FT. COLLINS	CO	xxxxxxxxxxx	Sub-account Depository
	1899	OGDEN	UT	xxxxxxxxxxx	Sub-account Depository
	1902	BURLESON	TX	xxxxxxxxxxx	Sub-account Depository
	1903	HAYWARD	CA	xxxxxxxxxxx	Sub-account Depository
	1907	SAN LUIS OBISPO	CA	xxxxxxxxxxx	Sub-account Depository
	1924	PORT ARTHUR	TX	xxxxxxxxxxx	Sub-account Depository
	1928	MEDFORD	OR	xxxxxxxxxxx	Sub-account Depository
	1935	LAKEWOOD	WA	xxxxxxxxxxx	Sub-account Depository
	1937	GREENWOOD VILLAGE	CO	xxxxxxxxxxx	Sub-account Depository
	1942	COON RAPIDS	MN	xxxxxxxxxxx	Sub-account Depository
	1950	CEDAR HILL	TX	xxxxxxxxxxx	Sub-account Depository
	1957	CULVER CITY	CA	xxxxxxxxxxx	Sub-account Depository
	1982	FARMINGTON	NM	xxxxxxxxxxx	Sub-account Depository
	1983	LOGAN	UT	xxxxxxxxxxx	Sub-account Depository
	1984	CASPER	WY	xxxxxxxxxxx	Sub-account Depository
	1987	ST. GEORGE	UT	xxxxxxxxxxx	Sub-account Depository
	1995	GRAND JUNCTION	CO	xxxxxxxxxxx	Sub-account Depository
	4001	TWIN FALLS	ID	xxxxxxxxxxx	Sub-account Depository
	4027	WALNUT CREEK	CA	xxxxxxxxxxx	Sub-account Depository
	4093	OMAHA	NE	xxxxxxxxxxx	Sub-account Depository
	4099	LITTLETON	CO	xxxxxxxxxxx	Sub-account Depository
	4145	BILLINGS	MT	xxxxxxxxxxx	Sub-account Depository
	4146	YUMA	AZ	xxxxxxxxxxx	Sub-account Depository
	4156	RACINE	WI	xxxxxxxxxxx	Sub-account Depository
	4172	EL CENTRO	CA	xxxxxxxxxxx	Sub-account Depository
	4201	SIOUX CITY	IA	xxxxxxxxxxx	Sub-account Depository
	4205	ROSEDALE	MN	xxxxxxxxxxx	Sub-account Depository
	4209	MANKATO	MN	xxxxxxxxxxx	Sub-account Depository
	4367	BURNSVILLE	MN	xxxxxxxxxxx	Sub-account Depository
	4394	SANDY	UT	xxxxxxxxxxx	Sub-account Depository
AmSouth	158	MERIDIAN	MS	xxxxxxxxxxx	Depository	250 Riverchase Pkwy East	Floor RCS3 West	Birmingham	AL	35244	Rachel Tice
	213	BIRMINGHAM	AL	xxxxxxxxxxx	Depository	250 Riverchase Pkwy East	Floor RCS3 West	Birmingham	AL	35244	Rachel Tice
	316	RIDGELAND	MS	xxxxxxxxxxx	Depository	250 Riverchase Pkwy East	Floor RCS3 West	Birmingham	AL	35244	Rachel Tice
	358	KNOXVILLE	TN	xxxxxxxxxxx	Depository	250 Riverchase Pkwy East	Floor RCS3 West	Birmingham	AL	35244	Rachel Tice
	539	SANFORD	FL	xxxxxxxxxxx	Depository	250 Riverchase Pkwy East	Floor RCS3 West	Birmingham	AL	35244	Rachel Tice
	558	ANTIOCH	TN	xxxxxxxxxxx	Depository	250 Riverchase Pkwy East	Floor RCS3 West	Birmingham	AL	35244	Rachel Tice
	631	FOLEY	AL	xxxxxxxxxxx	Depository	250 Riverchase Pkwy East	Floor RCS3 West	Birmingham	AL	35244	Rachel Tice

Mothers Work, Inc.

CONSOLIDATED BANK ACCOUNTS - STORE DETAIL

AT MARCH 1, 2007

BANK NAME	STORE	CITY	STATE	BANK ACCOUNT #	DESCRIPTION	BANK ADDRESS					CONTACT PERSON
	634	DESTIN	FL	xxxxxxxxxxx	Depository	250 Riverchase Pkwy East	Floor RCS3 West	Birmingham	AL	35244	Rachel Tice
	985	BOSSIER CITY	LA	xxxxxxxxxxx	Depository	250 Riverchase Pkwy East	Floor RCS3 West	Birmingham	AL	35244	Rachel Tice
	1125	HUNTSVILLE	AL	xxxxxxxxxxx	Depository	250 Riverchase Pkwy East	Floor RCS3 West	Birmingham	AL	35244	Rachel Tice
	1302	PANAMA CITY	FL	xxxxxxxxxxx	Depository	250 Riverchase Pkwy East	Floor RCS3 West	Birmingham	AL	35244	Rachel Tice
	1306	HATTIESBURG	MS	xxxxxxxxxxx	Depository	250 Riverchase Pkwy East	Floor RCS3 West	Birmingham	AL	35244	Rachel Tice
	1340	BIRMINGHAM	AL	xxxxxxxxxxx	Depository	250 Riverchase Pkwy East	Floor RCS3 West	Birmingham	AL	35244	Rachel Tice
	1614	GULFPORT	MS	xxxxxxxxxxx	Depository	250 Riverchase Pkwy East	Floor RCS3 West	Birmingham	AL	35244	Rachel Tice
	1750	HUNTSVILLE	AL	xxxxxxxxxxx	Depository	250 Riverchase Pkwy East	Floor RCS3 West	Birmingham	AL	35244	Rachel Tice
	1848	MONTGOMERY	AL	xxxxxxxxxxx	Depository	250 Riverchase Pkwy East	Floor RCS3 West	Birmingham	AL	35244	Rachel Tice
	1881	TUSCALOOSA	AL	xxxxxxxxxxx	Depository	250 Riverchase Pkwy East	Floor RCS3 West	Birmingham	AL	35244	Rachel Tice
	1886	JACKSON	MS	xxxxxxxxxxx	Depository	250 Riverchase Pkwy East	Floor RCS3 West	Birmingham	AL	35244	Rachel Tice
	1891	BIRMINGHAM	AL	xxxxxxxxxxx	Depository	250 Riverchase Pkwy East	Floor RCS3 West	Birmingham	AL	35244	Rachel Tice
	1892	MOBILE	AL	xxxxxxxxxxx	Depository	250 Riverchase Pkwy East	Floor RCS3 West	Birmingham	AL	35244	Rachel Tice
	1943	DOTHAN	AL	xxxxxxxxxxx	Depository	250 Riverchase Pkwy East	Floor RCS3 West	Birmingham	AL	35244	Rachel Tice
	4194	SOUTHAVEN	MS	xxxxxxxxxxx	Depository	250 Riverchase Pkwy East	Floor RCS3 West	Birmingham	AL	35244	Rachel Tice
Bank of America (Fleet)	107	BAY SHORE	NY	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	109	AMHERST	NY	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	165	CRANSTON	RI	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	300	ELMHURST	NY	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	303	STAMFORD	CT	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	341	FARMINGTON	CT	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	348	FREEHOLD	NJ	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	430	LIVINGSTON	NJ	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	432	HANOVER	MA	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	463	NASHUA	NH	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	479	SALEM	NH	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	488	LAWRENCEVILLE	NJ	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	498	JERSEY CITY	NJ	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	530	WATERFORD	CT	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	531	N ATTELBORO	MA	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	532	SOUTH PORTLAND	ME	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	543	BROOKLYN	NY	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	607	NEW YORK	NY	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	620	RIVERHEAD	NY	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	652	SECAUCUS	NJ	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	664	WRENTHAM	MA	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	682	NIAGRA FALLS	NY	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	803	BURLINGTON	MA	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	835	BOSTON	MA	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	850	BURLINGTON	MA	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	853	CAMBRIDGE	MA	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	855	WESTPORT	CT	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	918	HARTFORD	CT	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	949	STAMFORD	CT	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	976	TAUNTON	MA	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	1137	BRIDGEWATER	NJ	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	1150	BRAINTREE	MA	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	1170	S WINDSOR	CT	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	1172	NATICK	MA	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	1195	NEW YORK	NY	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	1197	PARAMUS	NJ	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	1335	KITTERY	ME	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	1385	HICKSVILLE	NY	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	1391	ASTORIA	NY	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	1393	HOLYOKE	MA	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	1601	WESTBURY	NY	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	1603	ELIZABETH	NJ	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	1728	MANCHESTER	NH	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	1748	MILFORD	CT	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	1796	ROCKAWAY	NJ	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	1815	HYANNIS	MA	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	1822	BANGOR	ME	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	1831	PLYMOUTH	MA	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	1842	SMITHFIELD	RI	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	1862	BRONX	NY	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	1944	NEW YORK	NY	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	3037	LAKE GROVE	NY	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	3108	SHREWSBURY	NJ	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	4204	NEW HARTFORD	NY	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
	4358	ROCHESTER	NY	xxxxxxxxxxx	Depository	100 Federal Street	MA DE 10017F	Boston	MA	02110	Paul DeSalvo
HSBC	245	MASSAPEQUA	NY	xxxxxxxxxxx	Depository	452 Fifth Ave		New York	NY	10018	Patrick Welsh
	527	STATEN ISLAND	NY	xxxxxxxxxxx	Depository	452 Fifth Ave		New York	NY	10018	Patrick Welsh
	824	GARDEN CITY	NY	xxxxxxxxxxx	Depository	452 Fifth Ave		New York	NY	10018	Patrick Welsh
	925	MANHASSETT	NY	xxxxxxxxxxx	Depository	452 Fifth Ave		New York	NY	10018	Patrick Welsh
	1138	BROOKLYN	NY	xxxxxxxxxxx	Depository	452 Fifth Ave		New York	NY	10018	Patrick Welsh
	1160	HUNTINGTON	NY	xxxxxxxxxxx	Depository	452 Fifth Ave		New York	NY	10018	Patrick Welsh
	1761	JOHNSON CITY	NY	xxxxxxxxxxx	Depository	452 Fifth Ave		New York	NY	10018	Patrick Welsh
	1828	MIDDLETON	NY	xxxxxxxxxxx	Depository	452 Fifth Ave		New York	NY	10018	Patrick Welsh
	1972	NEW YORK	NY	xxxxxxxxxxx	Depository	452 Fifth Ave		New York	NY	10018	Patrick Welsh
	3317	STATEN ISLAND	NY	xxxxxxxxxxx	Depository	452 Fifth Ave		New York	NY	10018	Patrick Welsh
JP Morgan Chase	247	IRONDEQUOIT	NY	xxxxxxxxxxx	Depository	1411 Broadway	5th Floor	New York	NY	10018	Scott O’Kula
	1168	WHITE PLAINS	NY	xxxxxxxxxxx	Depository	1411 Broadway	5th Floor	New York	NY	10018	Scott O’Kula
La Salle Bank	353	DUNDEE	IL	xxxxxxxxxxx	Depository	135 South LaSalle Street		Chicago	IL	60603	Anthony Schiller
	1189	SKOKIE	IL	xxxxxxxxxxx	Depository	135 South LaSalle Street		Chicago	IL	60603	Anthony Schiller
	1398	CHICAGO	IL	xxxxxxxxxxx	Depository	135 South LaSalle Street		Chicago	IL	60603	Anthony Schiller
	1882	CHICAGO RIDGE	IL	xxxxxxxxxxx	Depository	135 South LaSalle Street		Chicago	IL	60603	Anthony Schiller
	3002	ORLAND PARK	IL	xxxxxxxxxxx	Depository	135 South LaSalle Street		Chicago	IL	60603	Anthony Schiller
National City (Master)				xxxxxxxxxxx	Consolidated Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer
National City (IL)	246	MOLINE	IL	xxxxxxxxxxx	Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer
	376	VERNON HILLS	IL	xxxxxxxxxxx	Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer
	512	JOLIET	IL	xxxxxxxxxxx	Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer
	765	SPRINGFIELD	IL	xxxxxxxxxxx	Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer
	1318	NILES	IL	xxxxxxxxxxx	Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer
	1732	BLOOMINGTON	IL	xxxxxxxxxxx	Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer
	1819	PEORIA	IL	xxxxxxxxxxx	Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer
National City (IN)	139	FORT WAYNE	IN	xxxxxxxxxxx	Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer
	1383	INDIANAPOLIS	IN	xxxxxxxxxxx	Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer
	1739	PLAINFIELD	IN	xxxxxxxxxxx	Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer
	1799	FORT WAYNE	IN	xxxxxxxxxxx	Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer
	1855	HIGHLAND	IN	xxxxxxxxxxx	Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer
National City (KY)	249	BOWLING GREEN	KY	xxxxxxxxxxx	Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer
	1887	LEXINGTON	KY	xxxxxxxxxxx	Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer
	4164	LEXINGTON	KY	xxxxxxxxxxx	Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer
National City (MI)	612	BIRCH RUN	MI	xxxxxxxxxxx	Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer
	771	AUBURN HILLS	MI	xxxxxxxxxxx	Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer
	904	TROY	MI	xxxxxxxxxxx	Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer
	1159	TROY	MI	xxxxxxxxxxx	Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer
	1354	GRANDVILLE	MI	xxxxxxxxxxx	Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer
National City (OH)	163	AKRON	OH	xxxxxxxxxxx	Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer
	1232	COLUMBUS	OH	xxxxxxxxxxx	Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer
	1362	YOUNGSTOWN	OH	xxxxxxxxxxx	Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer
	1794	AKRON	OH	xxxxxxxxxxx	Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer
National City (PA)	365	PITTSBURGH	PA	xxxxxxxxxxx	Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer
	653	GROVE CITY	PA	xxxxxxxxxxx	Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer
	841	MOUNT LEBANON	PA	xxxxxxxxxxx	Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer
	1158	MONROEVILLE	PA	xxxxxxxxxxx	Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer
	1346	WEST MIFFLIN	PA	xxxxxxxxxxx	Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer
	1777	PITTSBURGH	PA	xxxxxxxxxxx	Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer
	1811	GREENSBURG	PA	xxxxxxxxxxx	Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer
	1884	MONACA	PA	xxxxxxxxxxx	Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer
	4330	PITTSBURG	PA	xxxxxxxxxxx	Depository	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	Susan Pelzer

Mothers Work, Inc.

CONSOLIDATED BANK ACCOUNTS - STORE DETAIL

AT MARCH 1, 2007

BANK NAME	STORE	CITY	STATE	BANK ACCOUNT #	DESCRIPTION	BANK ADDRESS					CONTACT PERSON
Wachovia	37	BETHSEDA	MD	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	231	N. WALES	PA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	238	WINSTON-SALEM	NC	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	345	ANNAPOLIS	MD	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	360	FORT MYERS	FL	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	377	LANCASTER	PA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	398	EDISON	NJ	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	476	GREENSBORO	NC	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	491	BETHSEDA	MD	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	495	WHEATON	MD	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	522	KING OF PRUSSIA	PA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	523	PHILADELPHIA	PA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	529	AUGUSTA	GA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	556	EATONTOWN	NJ	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	564	RICHMOND	VA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	598	WILLOW GROVE	PA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	603	PRINCE WILLIAMS	VA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	618	VERO BEACH	FL	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	625	ST. AUGUSTINE	FL	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	642	LANCASTER	PA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	644	WESTBROOK	CT	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	646	JACKSON	NJ	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	764	CHESAPEAKE	VA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	766	HARRISBURG	PA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	865	SHORT HILLS	NJ	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	923	MCLEAN	VA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	926	SHORT HILLS	NJ	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	929	BAL HARBOUR	FL	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	938	ATLANTA	GA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	950	KING OF PRUSSIA	PA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	979	MERIDEN	CT	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1113	WEST NYACK	NY	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1130	WESTFIELD	NJ	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1131	MARIETTA	GA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1139	PALM BEACH	FL	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1141	DANBURY	CT	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1144	PHILADELPHIA	PA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1148	NEWARK	DE	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1169	MIAMI	FL	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1229	BUFORD	GA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1261	GLEN MILLS	PA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1298	GREENSBORO	NC	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1299	RICHMOND	VA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1312	WATERBURY	CT	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1337	BENSALEM	PA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1344	DOUGLASVILLE	GA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1352	PLYMOUTH MEETING	PA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1353	WOODBRIDGE	NJ	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1363	COLUMBUS	GA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1373	BUFORD	GA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1386	MOORESTOWN	NJ	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1388	BOCA RATON	FL	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1394	POUGHKEEPSIE	NY	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1610	REHOBOTH	DE	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1611	BOAZ	AL	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1630	LEESBURG	VA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1631	LAWRENCEVILLE	GA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1632	SMITHFIELD	NC	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1702	WHITEHALL	PA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1703	DOVER	DE	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1706	ROCKY MOUNT	NC	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1711	FT. LAUDERDALE	FL	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1713	CAMP HILL	PA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1729	YORK	PA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1746	EXTON	PA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1778	WILKES-BARRE	PA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1786	FAYETTEVILLE	NC	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1826	RALEIGH	NC	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1847	NAPLES	FL	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1849	YORKTOWN HEIGHTS	NY	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1857	N CHARLESTON	SC	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1879	HIALEAH	FL	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1883	HICKORY	NC	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1894	PHILLIPSBURG	NJ	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1910	CHESAPEAKE	VA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1921	DEPTFORD	NJ	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1940	EAST POINT	GA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1947	MANASSAS	VA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1952	MYRTLE BEACH	SC	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1974	ATHENS	GA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	1991	WINCHESTER	VA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	3111	WILLOW GROVE	PA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	3230	WOODBRIDGE	NJ	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	4135	MELBOURNE	FL	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	4198	ST. PETERSBURG	FL	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	4368	SAVANNAH	GA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
	4384	NEWPORT NEWS	VA	xxxxxxxxxxx	Depository	123 South Broad St	PA1218	Philadelphia	PA	19109	Richard O’Donnell
Bank of Montreal	3819	BRAMPTON	ON	xxxxxxxxxxx	Depository	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	Bob MacNeil
	3867	EDMONTON	AB	xxxxxxxxxxx	Depository	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	Bob MacNeil
	4802	THORNHILL	ON	xxxxxxxxxxx	Depository	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	Bob MacNeil
	4804	NEPEAN	ON	xxxxxxxxxxx	Depository	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	Bob MacNeil
	4805	EDMONTON	AB	xxxxxxxxxxx	Depository	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	Bob MacNeil
	4808	EDMONTON	AB	xxxxxxxxxxx	Depository	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	Bob MacNeil
	4811	SURREY	BC	xxxxxxxxxxx	Depository	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	Bob MacNeil
	4812	MISSISSAUGA	ON	xxxxxxxxxxx	Depository	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	Bob MacNeil
	4813	TORONTO	ON	xxxxxxxxxxx	Depository	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	Bob MacNeil
	4814	LAVAL	QU	xxxxxxxxxxx	Depository	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	Bob MacNeil
	4816	OTTAWA	ON	xxxxxxxxxxx	Depository	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	Bob MacNeil
	4817	NEWMARKET	ON	xxxxxxxxxxx	Depository	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	Bob MacNeil
	4820	ST. CATHARINES	ON	xxxxxxxxxxx	Depository	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	Bob MacNeil
	4821	HAMILTON	ON	xxxxxxxxxxx	Depository	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	Bob MacNeil
	4822	PICKERING	ON	xxxxxxxxxxx	Depository	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	Bob MacNeil
	4824	KELOWNA	BC	xxxxxxxxxxx	Depository	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	Bob MacNeil
	4825	EDMONTON	AB	xxxxxxxxxxx	Depository	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	Bob MacNeil
	4826	KITCHENER	ON	xxxxxxxxxxx	Depository	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	Bob MacNeil
	4827	HALIFAX	NS	xxxxxxxxxxx	Depository	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	Bob MacNeil
	4828	LONDON	ON	xxxxxxxxxxx	Depository	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	Bob MacNeil
	4829	WEST VANCOUVER	BC	xxxxxxxxxxx	Depository	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	Bob MacNeil
	4831	MONCTON	NB	xxxxxxxxxxx	Depository	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	Bob MacNeil
	4832	REGINA	SK	xxxxxxxxxxx	Depository	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	Bob MacNeil
	4833	COQUITLAM	BC	xxxxxxxxxxx	Depository	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	Bob MacNeil
	4835	VANCOUVER	BC	xxxxxxxxxxx	Depository	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	Bob MacNeil
	4837	SUDBURY	ON	xxxxxxxxxxx	Depository	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	Bob MacNeil
	4838	SASKATOON	SK	xxxxxxxxxxx	Depository	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	Bob MacNeil
	4839	WINNIPEG	MB	xxxxxxxxxxx	Depository	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	Bob MacNeil
	4840	CALGARY	AB	xxxxxxxxxxx	Depository	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	Bob MacNeil
	4841	CALGARY	AB	xxxxxxxxxxx	Depository	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	Bob MacNeil

*	actual bank account numbers not disclosed

EXHIBIT 7.2

CREDIT CARD RECEIPTS

The Lead Borrower sends daily reports of credit card transactions to the credit card providers listed below. Within three to seven days of the delivery of these reports, the credit card provider remits payment to the Lead Borrower. All providers, except the MasterCard and Visa providers, remit these payments net of the credit card provider’s fees. The MasterCard and Visa providers deduct their fees on a monthly basis.

Providers:

MasterCard and Visa

Nova Information Systems

One Concord Parkway

Suite 300

Atlanta, Georgia 30328

Attn: Lori Mills

410-529-2642

MasterCard and Visa

Solutions Moneris

3300 Bloor Street West

Toronto, Ontario M8X2X2

Attn: Guylaine Lamoureux

888-878-2084

Discover Card

Discover Business Services

2500 Lake Cook Road, Rw2-3AA

Riverwoods, Illinois 60015

Attn: Debra Kaplan

330-665-9440

American Express

1120 Avenue of the Americas

19th Floor

New York, New York 10036

Attn: Elizabeth Scullin

800-705-9167

American Express Canada

101 McNabb Street

Markham, Ontario L3R4H8

888-461-8639

EXHIBIT 8.3(d)

INVESTMENT PROPERTY

See attached list of investment accounts.

Mothers Work, Inc.

BANK ACCOUNTS

BANK NAME	BANK ADDRESS					BANK ACCOUNT #	DESCRIPTION	CONTACT PERSON
Bank of America (Fleet)	100 Federal Street	MA DE 10017F	Boston	MA	02110	xxxxxxxxxxxxx	Concentration	Paul DeSalvo
Bank of America (Fleet)	100 Federal Street	MA DE 10017F	Boston	MA	02110	xxxxxxxxxxxxx	Disbursement	Paul DeSalvo
						xxxxxxxxxxxxx
Bank of America (Fleet)	100 Federal Street	MA DE 10017F	Boston	MA	02110	xxxxxxxxxxxxx	Gross Future Trust	Paul DeSalvo
Bank of America (Fleet)	100 Federal Street	MA DE 10017F	Boston	MA	02110	xxxxxxxxxxxxx	Net Future Trust	Paul DeSalvo
Bank of America (Fleet)	100 Federal Street	MA DE 10017F	Boston	MA	02110	xxxxxxxxxxxxx	Future Trust 529 Escrow	Paul DeSalvo
						xxxxxxxxxxxxx
Wachovia	123 South Broad St	PA1218	Philadelphia	PA	19109	xxxxxxxxxxxxx	Corporate	Richard O’Donnell
Wachovia	123 South Broad St	PA1218	Philadelphia	PA	19109	xxxxxxxxxxxxx	International Duty	Richard O’Donnell
						xxxxxxxxxxxxx
Bank of Montreal	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	xxxxxxxxxxxxx	Corporate	Bob MacNeil
Bank of Montreal	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	xxxxxxxxxxxxx	Corporate	Bob MacNeil
Bank of Montreal	First Canadian Place	100 King Street W, Concourse Level	Toronto	ON	M5X1A3	xxxxxxxxxxxxx	Consolidated Depository	Bob MacNeil
						xxxxxxxxxxxxx
R-G Premier Bank	280 Jesus T Pinero Ave	PO Box 2510	Guaynabo	PR	00970	xxxxxxxxxxxxx	Payroll - Puerto Rico	Andre Potes
						xxxxxxxxxxxxx
AmSouth	250 Riverchase Pkwy East	Floor RCS3 West	Birmingham	AL	35244	xxxxxxxxxxxxx	Consolidated Depository	Rachel Tice
Bank of America	100 Federal Street	MA DE 10017F	Boston	MA	02110	xxxxxxxxxxxxx	Consolidated Depository	Paul DeSalvo
Bank of America (Fleet)	100 Federal Street	MA DE 10017F	Boston	MA	02110	xxxxxxxxxxxxx	Consolidated Depository	Paul DeSalvo
Bank of America (Nationsbank)	100 Federal Street	MA DE 10017F	Boston	MA	02110	xxxxxxxxxxxxx	Consolidated Depository	Paul DeSalvo
JP Morgan Chase (Bank One)	1411 Broadway	5th Floor	New York	NY	10018	xxxxxxxxxxxxx	Consolidated Depository	Scott O’Kula
Fifth Third Bank	38 Fountain Square Plaza	Mail Code: 10905E	Cincinnati	OH	45263	xxxxxxxxxxxxx	Consolidated Depository	Sue Ann O’Malley
First Tennessee	165 Madison Ave	9th Floor	Memphis	TN	38103	xxxxxxxxxxxxx	Consolidated Depository	Nicole White
HSBC	452 Fifth Ave		New York	NY	10018	xxxxxxxxxxxxx	Consolidated Depository	Patrick Welsh
JP Morgan Chase (Chase Manhattan)	1411 Broadway	5th Floor	New York	NY	10018	xxxxxxxxxxxxx	Consolidated Depository	Scott O’Kula
Key Bank	127 Public Square, 7th Fl		Cleveland	OH	44114	xxxxxxxxxxxxx	Consolidated Depository	Jeffrey Scott
La Salle	135 South LaSalle Street		Chicago	IL	60603	xxxxxxxxxxxxx	Consolidated Depository	Anthony Schiller
National City (Master)	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	xxxxxxxxxxxxx	Consolidated Depository	Susan Pelzer
National City (IL)	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	xxxxxxxxxxxxx	Consolidated Depository	Susan Pelzer
National City (IN)	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	xxxxxxxxxxxxx	Consolidated Depository	Susan Pelzer
National City (KY)	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	xxxxxxxxxxxxx	Consolidated Depository	Susan Pelzer
National City (MI)	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	xxxxxxxxxxxxx	Consolidated Depository	Susan Pelzer
National City (OH)	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	xxxxxxxxxxxxx	Consolidated Depository	Susan Pelzer
National City (PA)	155 East Broad Street	Loc: 16-0077	Columbus	OH	43251	xxxxxxxxxxxxx	Consolidated Depository	Susan Pelzer
US Bank (Firstar)	425 Walnut Street	Mail Location: CN-OH-W9TR	Cincinnati	OH	45202	xxxxxxxxxxxxx	Consolidated Depository	Jill Warman
Wachovia	123 South Broad St	PA1218	Philadelphia	PA	19109	xxxxxxxxxxxxx	Consolidated Depository	Richard O’Donnell
Wells Fargo	Sixth & Marquette	MAC N9305-052	Minneapolis	MN	55479	xxxxxxxxxxxxx	Consolidated Depository	Heather Totman
Various	Various					Various	Non-consolidated Depository	None

*	actual bank account numbers not disclosed

Mothers Work, Inc.

As of March 1, 2007

CONSOLIDATED DEPOSITORY BANK ACCOUNTS

STORE	CITY	STATE	BANK NAME	BANK ACCOUNT #
158	MERIDIAN	MS	AmSouth	xxxxxxxxxxxxx
213	BIRMINGHAM	AL	AmSouth	xxxxxxxxxxxxx
316	RIDGELAND	MS	AmSouth	xxxxxxxxxxxxx
358	KNOXVILLE	TN	AmSouth	xxxxxxxxxxxxx
539	SANFORD	FL	AmSouth	xxxxxxxxxxxxx
558	ANTIOCH	TN	AmSouth	xxxxxxxxxxxxx
631	FOLEY	AL	AmSouth	xxxxxxxxxxxxx
634	DESTIN	FL	AmSouth	xxxxxxxxxxxxx
985	BOSSIER CITY	LA	AmSouth	xxxxxxxxxxxxx
1125	HUNTSVILLE	AL	AmSouth	xxxxxxxxxxxxx
1302	PANAMA CITY	FL	AmSouth	xxxxxxxxxxxxx
1306	HATTIESBURG	MS	AmSouth	xxxxxxxxxxxxx
1340	BIRMINGHAM	AL	AmSouth	xxxxxxxxxxxxx
1614	GULFPORT	MS	AmSouth	xxxxxxxxxxxxx
1750	HUNTSVILLE	AL	AmSouth	xxxxxxxxxxxxx
1848	MONTGOMERY	AL	AmSouth	xxxxxxxxxxxxx
1881	TUSCALOOSA	AL	AmSouth	xxxxxxxxxxxxx
1886	JACKSON	MS	AmSouth	xxxxxxxxxxxxx
1891	BIRMINGHAM	AL	AmSouth	xxxxxxxxxxxxx
1892	MOBILE	AL	AmSouth	xxxxxxxxxxxxx
1943	DOTHAN	AL	AmSouth	xxxxxxxxxxxxx
4194	SOUTHAVEN	MS	AmSouth	xxxxxxxxxxxxx
108	LYNNWOOD	WA	Bank of America	xxxxxxxxxxxxx
240	DALLAS	TX	Bank of America	xxxxxxxxxxxxx
242	FORT WORTH	TX	Bank of America	xxxxxxxxxxxxx
305	SANTA CLARA	CA	Bank of America	xxxxxxxxxxxxx
306	SANTA MONICA	CA	Bank of America	xxxxxxxxxxxxx
309	CARLSBAD	CA	Bank of America	xxxxxxxxxxxxx
313	LAS VEGAS	NV	Bank of America	xxxxxxxxxxxxx
324	SALEM	OR	Bank of America	xxxxxxxxxxxxx
326	MODESTO	CA	Bank of America	xxxxxxxxxxxxx
339	ALBUQUERQUE	NM	Bank of America	xxxxxxxxxxxxx
347	CERRITOS	CA	Bank of America	xxxxxxxxxxxxx
361	SAN ANTONIO	TX	Bank of America	xxxxxxxxxxxxx
362	PORTLAND	OR	Bank of America	xxxxxxxxxxxxx
368	AUSTIN	TX	Bank of America	xxxxxxxxxxxxx
371	HOUSTON	TX	Bank of America	xxxxxxxxxxxxx
374	SPOKANE	WA	Bank of America	xxxxxxxxxxxxx
379	TUCSON	AZ	Bank of America	xxxxxxxxxxxxx
399	LEWISVILLE	TX	Bank of America	xxxxxxxxxxxxx
421	FRIENDSWOOD	TX	Bank of America	xxxxxxxxxxxxx
424	GLENDALE	AZ	Bank of America	xxxxxxxxxxxxx
426	AUSTIN	TX	Bank of America	xxxxxxxxxxxxx
451	NORTHRIDGE	CA	Bank of America	xxxxxxxxxxxxx
460	CONCORD	CA	Bank of America	xxxxxxxxxxxxx
461	MONTEBELLO	CA	Bank of America	xxxxxxxxxxxxx
469	WOODLANDS	TX	Bank of America	xxxxxxxxxxxxx
474	PHOENIX	AZ	Bank of America	xxxxxxxxxxxxx
475	TORRANCE	CA	Bank of America	xxxxxxxxxxxxx
480	ARCADIA	CA	Bank of America	xxxxxxxxxxxxx
483	EL PASO	TX	Bank of America	xxxxxxxxxxxxx
484	PORTLAND	OR	Bank of America	xxxxxxxxxxxxx
485	WEST COVINA	CA	Bank of America	xxxxxxxxxxxxx
486	SANTA ROSA	CA	Bank of America	xxxxxxxxxxxxx
487	RICHMOND	CA	Bank of America	xxxxxxxxxxxxx
501	SAN JOSE	CA	Bank of America	xxxxxxxxxxxxx
507	COSTA MESA	CA	Bank of America	xxxxxxxxxxxxx
510	THOUSAND OAKS	CA	Bank of America	xxxxxxxxxxxxx
514	SCOTTSDALE	AZ	Bank of America	xxxxxxxxxxxxx
517	CAPITOLA	CA	Bank of America	xxxxxxxxxxxxx
521	HENDERSON	NV	Bank of America	xxxxxxxxxxxxx
528	LOS ANGELES	CA	Bank of America	xxxxxxxxxxxxx
536	SACRAMENTO	CA	Bank of America	xxxxxxxxxxxxx
545	VALENCIA	CA	Bank of America	xxxxxxxxxxxxx
546	MESQUITE	TX	Bank of America	xxxxxxxxxxxxx
566	MESA	AZ	Bank of America	xxxxxxxxxxxxx
615	GILROY	CA	Bank of America	xxxxxxxxxxxxx
655	GRAPEVINE	TX	Bank of America	xxxxxxxxxxxxx
680	VACAVILLE	CA	Bank of America	xxxxxxxxxxxxx

Mothers Work, Inc.

As of March 1, 2007

684	ANDERSON	CA	Bank of America	xxxxxxxxxxxxx
826	WALNUT CREEK	CA	Bank of America	xxxxxxxxxxxxx
902	SHERMAN OAKS	CA	Bank of America	xxxxxxxxxxxxx
906	CORTE MADERA	CA	Bank of America	xxxxxxxxxxxxx
921	LAS VEGAS	NV	Bank of America	xxxxxxxxxxxxx
935	BEVERLY HILLS	CA	Bank of America	xxxxxxxxxxxxx
936	COSTA MESA	CA	Bank of America	xxxxxxxxxxxxx
972	AUSTIN	TX	Bank of America	xxxxxxxxxxxxx
1049	WESTLAKE VILLAGE	CA	Bank of America	xxxxxxxxxxxxx
1120	AUSTIN	TX	Bank of America	xxxxxxxxxxxxx
1124	TUCSON	AZ	Bank of America	xxxxxxxxxxxxx
1132	RANCHO CUCAMONGA	CA	Bank of America	xxxxxxxxxxxxx
1140	GELENDALE	CA	Bank of America	xxxxxxxxxxxxx
1142	HURST	TX	Bank of America	xxxxxxxxxxxxx
1162	BELLEVUE	WA	Bank of America	xxxxxxxxxxxxx
1166	DALLAS	TX	Bank of America	xxxxxxxxxxxxx
1171	SAN ANTONIO	TX	Bank of America	xxxxxxxxxxxxx
1192	MISSION VIEJO	CA	Bank of America	xxxxxxxxxxxxx
1198	FRESNO	CA	Bank of America	xxxxxxxxxxxxx
1280	PASADENA	CA	Bank of America	xxxxxxxxxxxxx
1286	SANTA CLARA	CA	Bank of America	xxxxxxxxxxxxx
1288	HOUSTON	TX	Bank of America	xxxxxxxxxxxxx
1300	TEMECULA	CA	Bank of America	xxxxxxxxxxxxx
1324	STOCKTON	CA	Bank of America	xxxxxxxxxxxxx
1331	TULSA	OK	Bank of America	xxxxxxxxxxxxx
1341	SANTA ANA	CA	Bank of America	xxxxxxxxxxxxx
1350	BAKERSFIELD	CA	Bank of America	xxxxxxxxxxxxx
1397	SPOKANE	WA	Bank of America	xxxxxxxxxxxxx
1608	TEMPE	AZ	Bank of America	xxxxxxxxxxxxx
1615	WOODBURN	OR	Bank of America	xxxxxxxxxxxxx
1621	LAS VEGAS	NV	Bank of America	xxxxxxxxxxxxx
1629	SAN DIEGO	CA	Bank of America	xxxxxxxxxxxxx
1644	LINCOLN CITY	OR	Bank of America	xxxxxxxxxxxxx
1649	NORTH BEND	WA	Bank of America	xxxxxxxxxxxxx
1701	IRVING	TX	Bank of America	xxxxxxxxxxxxx
1751	HANFORD	CA	Bank of America	xxxxxxxxxxxxx
1754	VICTORVILLE	CA	Bank of America	xxxxxxxxxxxxx
1772	CITY OF INDUSTRY	CA	Bank of America	xxxxxxxxxxxxx
1804	CHANDLER	AZ	Bank of America	xxxxxxxxxxxxx
1809	LAKEWOOD	CA	Bank of America	xxxxxxxxxxxxx
1814	LAS VEGAS	NV	Bank of America	xxxxxxxxxxxxx
1852	PALM DESERT	CA	Bank of America	xxxxxxxxxxxxx
1889	MORENO VALLEY	CA	Bank of America	xxxxxxxxxxxxx
1896	TRACY	CA	Bank of America	xxxxxxxxxxxxx
1901	EL PASO	TX	Bank of America	xxxxxxxxxxxxx
1912	SILVERDALE	WA	Bank of America	xxxxxxxxxxxxx
1913	PHOENIX	AZ	Bank of America	xxxxxxxxxxxxx
1917	PEARLAND	TX	Bank of America	xxxxxxxxxxxxx
1918	PITTSBURG	CA	Bank of America	xxxxxxxxxxxxx
1926	ISSAQUAH	WA	Bank of America	xxxxxxxxxxxxx
1927	SANTA BARBARA	CA	Bank of America	xxxxxxxxxxxxx
1932	BUENA PARK	CA	Bank of America	xxxxxxxxxxxxx
1934	SAN DIMAS	CA	Bank of America	xxxxxxxxxxxxx
1936	DOWNEY	CA	Bank of America	xxxxxxxxxxxxx
1945	SEATTLE	WA	Bank of America	xxxxxxxxxxxxx
1949	HARLINGEN	TX	Bank of America	xxxxxxxxxxxxx
1951	CHICO	CA	Bank of America	xxxxxxxxxxxxx
1958	HOUSTON	TX	Bank of America	xxxxxxxxxxxxx
1959	UNION GAP	WA	Bank of America	xxxxxxxxxxxxx
1960	SAN BERNARDINO	CA	Bank of America	xxxxxxxxxxxxx
1968	DENTON	TX	Bank of America	xxxxxxxxxxxxx
1969	VISALIA	CA	Bank of America	xxxxxxxxxxxxx
1986	TUCSON	AZ	Bank of America	xxxxxxxxxxxxx
3163	TORRANCE	CA	Bank of America	xxxxxxxxxxxxx
4013	WEST HOLLYWOOD	CA	Bank of America	xxxxxxxxxxxxx
4083	SEATTLE	WA	Bank of America	xxxxxxxxxxxxx
4134	LUFKIN	TX	Bank of America	xxxxxxxxxxxxx
4150	WICHITA FALLS	TX	Bank of America	xxxxxxxxxxxxx
4193	SAN JOSE	CA	Bank of America	xxxxxxxxxxxxx
107	BAY SHORE	NY	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
109	AMHERST	NY	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
165	CRANSTON	RI	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
300	ELMHURST	NY	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
303	STAMFORD	CT	Bank of America (Fleet Bank)	xxxxxxxxxxxxx

Mothers Work, Inc.

As of March 1, 2007

341	FARMINGTON	CT	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
348	FREEHOLD	NJ	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
430	LIVINGSTON	NJ	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
432	HANOVER	MA	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
463	NASHUA	NH	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
479	SALEM	NH	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
488	LAWRENCEVILLE	NJ	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
498	JERSEY CITY	NJ	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
530	WATERFORD	CT	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
531	N ATTELBORO	MA	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
532	SOUTH PORTLAND	ME	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
543	BROOKLYN	NY	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
607	NEW YORK	NY	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
620	RIVERHEAD	NY	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
652	SECAUCUS	NJ	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
664	WRENTHAM	MA	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
682	NIAGRA FALLS	NY	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
803	BURLINGTON	MA	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
835	BOSTON	MA	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
850	BURLINGTON	MA	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
853	CAMBRIDGE	MA	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
855	WESTPORT	CT	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
918	HARTFORD	CT	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
949	STAMFORD	CT	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
976	TAUNTON	MA	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
1137	BRIDGEWATER	NJ	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
1150	BRAINTREE	MA	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
1170	S WINDSOR	CT	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
1172	NATICK	MA	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
1195	NEW YORK	NY	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
1197	PARAMUS	NJ	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
1335	KITTERY	ME	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
1385	HICKSVILLE	NY	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
1391	ASTORIA	NY	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
1393	HOLYOKE	MA	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
1601	WESTBURY	NY	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
1603	ELIZABETH	NJ	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
1728	MANCHESTER	NH	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
1748	MILFORD	CT	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
1796	ROCKAWAY	NJ	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
1815	HYANNIS	MA	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
1822	BANGOR	ME	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
1831	PLYMOUTH	MA	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
1842	SMITHFIELD	RI	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
1862	BRONX	NY	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
1944	NEW YORK	NY	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
3037	LAKE GROVE	NY	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
3108	SHREWSBURY	NJ	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
4204	NEW HARTFORD	NY	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
4358	ROCHESTER	NY	Bank of America (Fleet Bank)	xxxxxxxxxxxxx
106	DES MOINES	IA	Bank of America (Nationsbank)	xxxxxxxxxxxxx
111	ST. ANN	MO	Bank of America (Nationsbank)	xxxxxxxxxxxxx
141	JACKSONVILLE	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
142	CLEARWATER	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
230	MACON	GA	Bank of America (Nationsbank)	xxxxxxxxxxxxx
243	TALLAHASSEE	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
298	TOPEKA	KS	Bank of America (Nationsbank)	xxxxxxxxxxxxx
301	KENNESAW	GA	Bank of America (Nationsbank)	xxxxxxxxxxxxx
302	LITTLE ROCK	AR	Bank of America (Nationsbank)	xxxxxxxxxxxxx
312	PENSACOLA	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
323	OVERLAND PARK	KS	Bank of America (Nationsbank)	xxxxxxxxxxxxx
331	ORLANDO	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
359	OKLAHOMA CITY	OK	Bank of America (Nationsbank)	xxxxxxxxxxxxx
367	PARKVILLE	MD	Bank of America (Nationsbank)	xxxxxxxxxxxxx
369	VIRGINIA BEACH	VA	Bank of America (Nationsbank)	xxxxxxxxxxxxx
378	CHARLESTON	SC	Bank of America (Nationsbank)	xxxxxxxxxxxxx
396	PEMBROKE PINES	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
420	MIAMI	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
431	COLUMBIA	MD	Bank of America (Nationsbank)	xxxxxxxxxxxxx
454	BOYNTON BEACH	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
470	ST PETERS	MO	Bank of America (Nationsbank)	xxxxxxxxxxxxx
477	ALTAMONTE SPRINGS	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
481	TAMPA	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
490	COLUMBIA	SC	Bank of America (Nationsbank)	xxxxxxxxxxxxx

Mothers Work, Inc.

As of March 1, 2007

497	ATLANTA	GA	Bank of America (Nationsbank)	xxxxxxxxxxxxx
499	RALEIGH	NC	Bank of America (Nationsbank)	xxxxxxxxxxxxx
511	OWINGS MILLS	MD	Bank of America (Nationsbank)	xxxxxxxxxxxxx
513	GAITHERSBURG	MD	Bank of America (Nationsbank)	xxxxxxxxxxxxx
515	GLEN BURNIE	MD	Bank of America (Nationsbank)	xxxxxxxxxxxxx
542	ORANGE PARK	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
551	ATLANTA	GA	Bank of America (Nationsbank)	xxxxxxxxxxxxx
554	TULSA	OK	Bank of America (Nationsbank)	xxxxxxxxxxxxx
561	DURHAM	NC	Bank of America (Nationsbank)	xxxxxxxxxxxxx
563	ALBUQUERQUE	NM	Bank of America (Nationsbank)	xxxxxxxxxxxxx
570	FAIRVIEW HEIGHTS	IL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
574	PLANTATION	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
578	SPARTAN BURG	SC	Bank of America (Nationsbank)	xxxxxxxxxxxxx
604	SUNRISE	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
606	SAN MARCOS	TX	Bank of America (Nationsbank)	xxxxxxxxxxxxx
609	ELLENTON	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
639	BRANSON	MO	Bank of America (Nationsbank)	xxxxxxxxxxxxx
734	WILMINGTON	NC	Bank of America (Nationsbank)	xxxxxxxxxxxxx
856	TAMPA	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
857	ALPHARETTA	GA	Bank of America (Nationsbank)	xxxxxxxxxxxxx
875	BOCA RATON	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
909	WASHINGTON	DC	Bank of America (Nationsbank)	xxxxxxxxxxxxx
914	TULSA	OK	Bank of America (Nationsbank)	xxxxxxxxxxxxx
948	MEMPHIS	TN	Bank of America (Nationsbank)	xxxxxxxxxxxxx
969	CARY	NC	Bank of America (Nationsbank)	xxxxxxxxxxxxx
971	RALEIGH	NC	Bank of America (Nationsbank)	xxxxxxxxxxxxx
978	SAVANNAH	GA	Bank of America (Nationsbank)	xxxxxxxxxxxxx
982	FAYETTEVILLE	AR	Bank of America (Nationsbank)	xxxxxxxxxxxxx
983	SPRINGFIELD	MO	Bank of America (Nationsbank)	xxxxxxxxxxxxx
989	CORPUS CHRISTI	TX	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1100	COLUMBIA	MD	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1112	FAIRFAX	VA	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1136	BALTIMORE	MD	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1145	ATLANTA	GA	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1149	GREENVILLE	SC	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1151	ST. LOUIS	MO	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1163	ST. LOUIS	MO	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1165	MIAMI	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1173	CHARLOTTE	NC	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1231	FRISCO	TX	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1235	PLANO	TX	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1236	TAMPA	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1237	WELLINGTON	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1247	DURHAM	NC	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1275	AVENTURA	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1278	CORAL GABLES	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1282	ORLANDO	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1316	AMARILLO	TX	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1319	NORFOLK	VA	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1329	OLATHE	KS	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1347	SARASOTA	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1357	OKLAHOMA CITY	OK	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1365	ORLANDO	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1390	SAN ANTONIO	TX	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1606	KATY	TX	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1609	MIAMI	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1613	NASHVILLE	TN	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1616	ORLANDO	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1619	BALTIMORE	MD	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1624	WILLIAMSBURG	VA	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1637	MYRTLE BEACH	SC	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1641	ESTERO	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1654	ST. LOUIS	MO	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1710	FRISCO	TX	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1712	GRAPEVINE	TX	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1717	MT. PLEASANT	SC	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1718	ASHVILLE	NC	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1722	JENSEN BEACH	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1725	LIVE OAK	TX	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1727	FLORENCE	SC	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1734	BAYTOWN	TX	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1735	FREDERICKSBURG	VA	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1743	TAMPA	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1745	SAN ANTONIO	TX	Bank of America (Nationsbank)	xxxxxxxxxxxxx

Mothers Work, Inc.

As of March 1, 2007

1749	COLUMBIA	SC	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1753	GAINSVILLE	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1755	PLANO	TX	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1756	WELLINGTON	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1760	COLUMBIA	MO	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1776	ABILENE	TX	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1787	CORAL SPRINGS	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1793	HOUSTON	TX	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1820	BRANDON	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1821	CITRUS PARK	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1833	ORLANDO	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1839	MCDONOUGH	GA	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1851	LAKELAND	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1853	ROANOKE	VA	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1861	JOPLIN	MO	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1863	WITCHITKA	KS	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1867	RICHMOND	VA	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1868	CHARLOTTESVILLE	VA	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1888	LITHONIA	GA	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1895	LEE’S SUMMIT	MO	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1905	DAYTONA BEACH	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
1919	RICHMOND	VA	Bank of America (Nationsbank)	xxxxxxxxxxxxx
3040	OVERLAND PARK	KS	Bank of America (Nationsbank)	xxxxxxxxxxxxx
4133	BALTIMORE	MD	Bank of America (Nationsbank)	xxxxxxxxxxxxx
4245	GASTONIA	NC	Bank of America (Nationsbank)	xxxxxxxxxxxxx
4291	WEST DES MOINES	IA	Bank of America (Nationsbank)	xxxxxxxxxxxxx
4345	GOODLETTSVILLE	TN	Bank of America (Nationsbank)	xxxxxxxxxxxxx
4386	JACKSONVILLE	FL	Bank of America (Nationsbank)	xxxxxxxxxxxxx
4391	LUBBOCK	TX	Bank of America (Nationsbank)	xxxxxxxxxxxxx
4395	OKLAHOMA CITY	OK	Bank of America (Nationsbank)	xxxxxxxxxxxxx
125	COLUMBUS	OH	Fifth Third Bank	xxxxxxxxxxxxx
161	LOUISVILLE	KY	Fifth Third Bank	xxxxxxxxxxxxx
241	MENTOR	OH	Fifth Third Bank	xxxxxxxxxxxxx
386	LOUISVILLE	KY	Fifth Third Bank	xxxxxxxxxxxxx
575	GREENWOOD	IN	Fifth Third Bank	xxxxxxxxxxxxx
614	JEFFERSONVILLE	OH	Fifth Third Bank	xxxxxxxxxxxxx
626	MICHIGAN CITY	IN	Fifth Third Bank	xxxxxxxxxxxxx
1105	LANSING	MI	Fifth Third Bank	xxxxxxxxxxxxx
1147	BEACHWOOD	OH	Fifth Third Bank	xxxxxxxxxxxxx
1267	COLUMBUS	OH	Fifth Third Bank	xxxxxxxxxxxxx
1348	FLORENCE	KY	Fifth Third Bank	xxxxxxxxxxxxx
1763	EVANSVILLE	IN	Fifth Third Bank	xxxxxxxxxxxxx
1769	AVON	OH	Fifth Third Bank	xxxxxxxxxxxxx
1771	CINCINNATI	OH	Fifth Third Bank	xxxxxxxxxxxxx
1808	MUSKEGON	MI	Fifth Third Bank	xxxxxxxxxxxxx
1810	COLUMBUS	OH	Fifth Third Bank	xxxxxxxxxxxxx
1856	NORTH RIVERSIDE	IL	Fifth Third Bank	xxxxxxxxxxxxx
1925	PORTAGE	MI	Fifth Third Bank	xxxxxxxxxxxxx
1977	LOUISVILLE	KY	Fifth Third Bank	xxxxxxxxxxxxx
1998	CHICAGO	IL	Fifth Third Bank	xxxxxxxxxxxxx
4351	ROSEVILLE	MI	Fifth Third Bank	xxxxxxxxxxxxx
338	CHATTANOOGA	TN	First Tennessee	xxxxxxxxxxxxx
557	MEMPHIS	TN	First Tennessee	xxxxxxxxxxxxx
573	KNOXVILLE	TN	First Tennessee	xxxxxxxxxxxxx
977	FRANKLIN	TN	First Tennessee	xxxxxxxxxxxxx
1128	MEMPHIS	TN	First Tennessee	xxxxxxxxxxxxx
4161	JOHNSON CITY	TN	First Tennessee	xxxxxxxxxxxxx
245	MASSAPEQUA	NY	HSBC	xxxxxxxxxxxxx
527	STATEN ISLAND	NY	HSBC	xxxxxxxxxxxxx
824	GARDEN CITY	NY	HSBC	xxxxxxxxxxxxx
925	MANHASSETT	NY	HSBC	xxxxxxxxxxxxx
1138	BROOKLYN	NY	HSBC	xxxxxxxxxxxxx
1160	HUNTINGTON	NY	HSBC	xxxxxxxxxxxxx
1761	JOHNSON CITY	NY	HSBC	xxxxxxxxxxxxx
1828	MIDDLETON	NY	HSBC	xxxxxxxxxxxxx
1972	NEW YORK	NY	HSBC	xxxxxxxxxxxxx
3317	STATEN ISLAND	NY	HSBC	xxxxxxxxxxxxx
63	CHICAGO	IL	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
67	METAIRE	LA	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
73	NOVI	MI	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
147	GREENDALE	WI	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
310	STERLING HEIGHTS	MI	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
311	TROY	MI	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
314	BATON ROUGE	LA	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx

Mothers Work, Inc.

As of March 1, 2007

322	ORLAND PARK	IL	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
325	AURORA	IL	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
327	LOMBARD	IL	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
333	SCHAUMBURG	IL	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
502	DEARBORN	MI	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
508	NOVI	MI	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
549	ARLINGTON	TX	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
577	APPLETON	WI	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
611	GURNEE	IL	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
846	SCHAUMBURG	IL	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
854	OAKBROOK	IL	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
858	BEAVER CREEK	OH	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
894	OAKBROOK	IL	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
912	WHEATON	IL	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
932	HIGHLAND PARK	IL	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
973	OKLAHOMA CITY	OK	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
981	BATON ROUGE	LA	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1036	HOUSTON	TX	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1110	BATON ROUGE	LA	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1135	INDIANAPOLIS	IN	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1143	ANN ARBOR	MI	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1164	DALLAS	TX	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1184	LAFAYETTE	LA	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1230	PALATINE	IL	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1308	OKEMOS	MI	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1320	KENNER	LA	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1327	PARMA	OH	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1356	BEAUMONT	TX	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1358	MERRILLVILLE	IN	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1636	HOWELL	MI	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1648	AURORA	IL	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1658	HUNTLEY	IL	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1740	GRAND RAPIDS	MI	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1741	FT. WORTH	TX	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1744	MANDEVILLE	LA	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1764	TAYLOR	MI	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1782	LAKE CHARLES	LA	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1813	PORT HURON	MI	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1817	FLINT	MI	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1840	LAFAYETTE	IN	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1843	CARMEL	IN	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1870	GREEN BAY	WI	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1876	TYLER	TX	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1885	HOUSTON	TX	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1893	CLARKESBURG	WV	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1914	HOUMA	LA	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1938	NILES	OH	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1948	MONROE	LA	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1954	ALEXANDRIA	LA	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1956	PASADENA	TX	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1988	WESTLAND	MI	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
1990	SHERMAN	TX	JP Morgan Chase (Bank One)	xxxxxxxxxxxxx
247	IRONDEQUOIT	NY	JP Morgan Chase (Chase Manhattan)	xxxxxxxxxxxxx
1168	WHITE PLAINS	NY	JP Morgan Chase (Chase Manhattan)	xxxxxxxxxxxxx
156	NORTH OLMSTED	OH	Key Bank	xxxxxxxxxxxxx
239	CANTON	OH	Key Bank	xxxxxxxxxxxxx
332	BUFFALO	NY	Key Bank	xxxxxxxxxxxxx
503	DENVER	CO	Key Bank	xxxxxxxxxxxxx
593	SYRACUS	NY	Key Bank	xxxxxxxxxxxxx
897	DENVER	CO	Key Bank	xxxxxxxxxxxxx
1183	TOLEDO	OH	Key Bank	xxxxxxxxxxxxx
1313	COLORADO SPRINGS	CO	Key Bank	xxxxxxxxxxxxx
1336	LAYTON	UT	Key Bank	xxxxxxxxxxxxx
1359	DAYTON	OH	Key Bank	xxxxxxxxxxxxx
1640	LAKEWOOD	CO	Key Bank	xxxxxxxxxxxxx
1766	BELLINGHAM	WA	Key Bank	xxxxxxxxxxxxx
1775	IDAHO FALLS	ID	Key Bank	xxxxxxxxxxxxx
1911	CINCINNATI	OH	Key Bank	xxxxxxxxxxxxx
1933	BLOOMINGTON	IN	Key Bank	xxxxxxxxxxxxx
3053	ALBANY	NY	Key Bank	xxxxxxxxxxxxx
353	DUNDEE	IL	La Salle Bank	xxxxxxxxxxxxx
1189	SKOKIE	IL	La Salle Bank	xxxxxxxxxxxxx
1398	CHICAGO	IL	La Salle Bank	xxxxxxxxxxxxx
1882	CHICAGO RIDGE	IL	La Salle Bank	xxxxxxxxxxxxx

Mothers Work, Inc.

As of March 1, 2007

3002	ORLAND PARK	IL	La Salle Bank	xxxxxxxxxxxxx
246	MOLINE	IL	National City (IL)	xxxxxxxxxxxxx
376	VERNON HILLS	IL	National City (IL)	xxxxxxxxxxxxx
512	JOLIET	IL	National City (IL)	xxxxxxxxxxxxx
765	SPRINGFIELD	IL	National City (IL)	xxxxxxxxxxxxx
1318	NILES	IL	National City (IL)	xxxxxxxxxxxxx
1732	BLOOMINGTON	IL	National City (IL)	xxxxxxxxxxxxx
1819	PEORIA	IL	National City (IL)	xxxxxxxxxxxxx
139	FORT WAYNE	IN	National City (IN)	xxxxxxxxxxxxx
1383	INDIANAPOLIS	IN	National City (IN)	xxxxxxxxxxxxx
1739	PLAINFIELD	IN	National City (IN)	xxxxxxxxxxxxx
1799	FORT WAYNE	IN	National City (IN)	xxxxxxxxxxxxx
1855	HIGHLAND	IN	National City (IN)	xxxxxxxxxxxxx
249	BOWLING GREEN	KY	National City (KY)	xxxxxxxxxxxxx
1887	LEXINGTON	KY	National City (KY)	xxxxxxxxxxxxx
4164	LEXINGTON	KY	National City (KY)	xxxxxxxxxxxxx
612	BIRCH RUN	MI	National City (MI)	xxxxxxxxxxxxx
771	AUBURN HILLS	MI	National City (MI)	xxxxxxxxxxxxx
904	TROY	MI	National City (MI)	xxxxxxxxxxxxx
1159	TROY	MI	National City (MI)	xxxxxxxxxxxxx
1354	GRANDVILLE	MI	National City (MI)	xxxxxxxxxxxxx
163	AKRON	OH	National City (OH)	xxxxxxxxxxxxx
1232	COLUMBUS	OH	National City (OH)	xxxxxxxxxxxxx
1362	YOUNGSTOWN	OH	National City (OH)	xxxxxxxxxxxxx
1794	AKRON	OH	National City (OH)	xxxxxxxxxxxxx
365	PITTSBURGH	PA	National City (PA)	xxxxxxxxxxxxx
653	GROVE CITY	PA	National City (PA)	xxxxxxxxxxxxx
841	MOUNT LEBANON	PA	National City (PA)	xxxxxxxxxxxxx
1158	MONROEVILLE	PA	National City (PA)	xxxxxxxxxxxxx
1346	WEST MIFFLIN	PA	National City (PA)	xxxxxxxxxxxxx
1777	PITTSBURGH	PA	National City (PA)	xxxxxxxxxxxxx
1811	GREENSBURG	PA	National City (PA)	xxxxxxxxxxxxx
1884	MONACA	PA	National City (PA)	xxxxxxxxxxxxx
4330	PITTSBURG	PA	National City (PA)	xxxxxxxxxxxxx
548	CINCINNATI	OH	US Bank (Firstar)	xxxxxxxxxxxxx
595	PLEASANTON	CA	US Bank (Firstar)	xxxxxxxxxxxxx
628	WILLIAMSBURG	IA	US Bank (Firstar)	xxxxxxxxxxxxx
913	NASHVILLE	TN	US Bank (Firstar)	xxxxxxxxxxxxx
1108	HILLSBORO	OR	US Bank (Firstar)	xxxxxxxxxxxxx
1111	GENEVA	IL	US Bank (Firstar)	xxxxxxxxxxxxx
1119	LITTLE ROCK	AR	US Bank (Firstar)	xxxxxxxxxxxxx
1152	CINCINNATI	OH	US Bank (Firstar)	xxxxxxxxxxxxx
1182	BROOKFIELD	WI	US Bank (Firstar)	xxxxxxxxxxxxx
1314	WESTMINSTER	CO	US Bank (Firstar)	xxxxxxxxxxxxx
1361	ST. LOUIS	MO	US Bank (Firstar)	xxxxxxxxxxxxx
1372	SHAWNEE	KS	US Bank (Firstar)	xxxxxxxxxxxxx
1625	OSHKOSH	WI	US Bank (Firstar)	xxxxxxxxxxxxx
1662	KANSAS CITY	KS	US Bank (Firstar)	xxxxxxxxxxxxx
1733	PADUCAH	KY	US Bank (Firstar)	xxxxxxxxxxxxx
1829	MADISON	WI	US Bank (Firstar)	xxxxxxxxxxxxx
1860	INDEPENDENCE	MO	US Bank (Firstar)	xxxxxxxxxxxxx
1915	ROCKFORD	IL	US Bank (Firstar)	xxxxxxxxxxxxx
4149	WAUSAU	WI	US Bank (Firstar)	xxxxxxxxxxxxx
4210	KENNEWICK	WA	US Bank (Firstar)	xxxxxxxxxxxxx
37	BETHSEDA	MD	Wachovia	xxxxxxxxxxxxx
231	N. WALES	PA	Wachovia	xxxxxxxxxxxxx
238	WINSTON-SALEM	NC	Wachovia	xxxxxxxxxxxxx
345	ANNAPOLIS	MD	Wachovia	xxxxxxxxxxxxx
360	FORT MYERS	FL	Wachovia	xxxxxxxxxxxxx
377	LANCASTER	PA	Wachovia	xxxxxxxxxxxxx
398	EDISON	NJ	Wachovia	xxxxxxxxxxxxx
476	GREENSBORO	NC	Wachovia	xxxxxxxxxxxxx
491	BETHSEDA	MD	Wachovia	xxxxxxxxxxxxx
495	WHEATON	MD	Wachovia	xxxxxxxxxxxxx
522	KING OF PRUSSIA	PA	Wachovia	xxxxxxxxxxxxx
523	PHILADELPHIA	PA	Wachovia	xxxxxxxxxxxxx
529	AUGUSTA	GA	Wachovia	xxxxxxxxxxxxx
556	EATONTOWN	NJ	Wachovia	xxxxxxxxxxxxx
564	RICHMOND	VA	Wachovia	xxxxxxxxxxxxx
598	WILLOW GROVE	PA	Wachovia	xxxxxxxxxxxxx
603	PRINCE WILLIAMS	VA	Wachovia	xxxxxxxxxxxxx
618	VERO BEACH	FL	Wachovia	xxxxxxxxxxxxx
625	ST. AUGUSTINE	FL	Wachovia	xxxxxxxxxxxxx
642	LANCASTER	PA	Wachovia	xxxxxxxxxxxxx

Mothers Work, Inc.

As of March 1, 2007

644	WESTBROOK	CT	Wachovia	xxxxxxxxxxxxx
646	JACKSON	NJ	Wachovia	xxxxxxxxxxxxx
764	CHESAPEAKE	VA	Wachovia	xxxxxxxxxxxxx
766	HARRISBURG	PA	Wachovia	xxxxxxxxxxxxx
865	SHORT HILLS	NJ	Wachovia	xxxxxxxxxxxxx
923	MCLEAN	VA	Wachovia	xxxxxxxxxxxxx
926	SHORT HILLS	NJ	Wachovia	xxxxxxxxxxxxx
929	BAL HARBOUR	FL	Wachovia	xxxxxxxxxxxxx
938	ATLANTA	GA	Wachovia	xxxxxxxxxxxxx
950	KING OF PRUSSIA	PA	Wachovia	xxxxxxxxxxxxx
979	MERIDEN	CT	Wachovia	xxxxxxxxxxxxx
1113	WEST NYACK	NY	Wachovia	xxxxxxxxxxxxx
1130	WESTFIELD	NJ	Wachovia	xxxxxxxxxxxxx
1131	MARIETTA	GA	Wachovia	xxxxxxxxxxxxx
1139	PALM BEACH	FL	Wachovia	xxxxxxxxxxxxx
1141	DANBURY	CT	Wachovia	xxxxxxxxxxxxx
1144	PHILADELPHIA	PA	Wachovia	xxxxxxxxxxxxx
1148	NEWARK	DE	Wachovia	xxxxxxxxxxxxx
1169	MIAMI	FL	Wachovia	xxxxxxxxxxxxx
1229	BUFORD	GA	Wachovia	xxxxxxxxxxxxx
1261	GLEN MILLS	PA	Wachovia	xxxxxxxxxxxxx
1298	GREENSBORO	NC	Wachovia	xxxxxxxxxxxxx
1299	RICHMOND	VA	Wachovia	xxxxxxxxxxxxx
1312	WATERBURY	CT	Wachovia	xxxxxxxxxxxxx
1337	BENSALEM	PA	Wachovia	xxxxxxxxxxxxx
1344	DOUGLASVILLE	GA	Wachovia	xxxxxxxxxxxxx
1352	PLYMOUTH MEETING	PA	Wachovia	xxxxxxxxxxxxx
1353	WOODBRIDGE	NJ	Wachovia	xxxxxxxxxxxxx
1363	COLUMBUS	GA	Wachovia	xxxxxxxxxxxxx
1373	BUFORD	GA	Wachovia	xxxxxxxxxxxxx
1386	MOORESTOWN	NJ	Wachovia	xxxxxxxxxxxxx
1388	BOCA RATON	FL	Wachovia	xxxxxxxxxxxxx
1394	POUGHKEEPSIE	NY	Wachovia	xxxxxxxxxxxxx
1610	REHOBOTH	DE	Wachovia	xxxxxxxxxxxxx
1611	BOAZ	AL	Wachovia	xxxxxxxxxxxxx
1630	LEESBURG	VA	Wachovia	xxxxxxxxxxxxx
1631	LAWRENCEVILLE	GA	Wachovia	xxxxxxxxxxxxx
1632	SMITHFIELD	NC	Wachovia	xxxxxxxxxxxxx
1702	WHITEHALL	PA	Wachovia	xxxxxxxxxxxxx
1703	DOVER	DE	Wachovia	xxxxxxxxxxxxx
1706	ROCKY MOUNT	NC	Wachovia	xxxxxxxxxxxxx
1711	FT. LAUDERDALE	FL	Wachovia	xxxxxxxxxxxxx
1713	CAMP HILL	PA	Wachovia	xxxxxxxxxxxxx
1729	YORK	PA	Wachovia	xxxxxxxxxxxxx
1746	EXTON	PA	Wachovia	xxxxxxxxxxxxx
1778	WILKES-BARRE	PA	Wachovia	xxxxxxxxxxxxx
1786	FAYETTEVILLE	NC	Wachovia	xxxxxxxxxxxxx
1826	RALEIGH	NC	Wachovia	xxxxxxxxxxxxx
1847	NAPLES	FL	Wachovia	xxxxxxxxxxxxx
1849	YORKTOWN HEIGHTS	NY	Wachovia	xxxxxxxxxxxxx
1857	N CHARLESTON	SC	Wachovia	xxxxxxxxxxxxx
1879	HIALEAH	FL	Wachovia	xxxxxxxxxxxxx
1883	HICKORY	NC	Wachovia	xxxxxxxxxxxxx
1894	PHILLIPSBURG	NJ	Wachovia	xxxxxxxxxxxxx
1910	CHESAPEAKE	VA	Wachovia	xxxxxxxxxxxxx
1921	DEPTFORD	NJ	Wachovia	xxxxxxxxxxxxx
1940	EAST POINT	GA	Wachovia	xxxxxxxxxxxxx
1947	MANASSAS	VA	Wachovia	xxxxxxxxxxxxx
1952	MYRTLE BEACH	SC	Wachovia	xxxxxxxxxxxxx
1974	ATHENS	GA	Wachovia	xxxxxxxxxxxxx
1991	WINCHESTER	VA	Wachovia	xxxxxxxxxxxxx
3111	WILLOW GROVE	PA	Wachovia	xxxxxxxxxxxxx
3230	WOODBRIDGE	NJ	Wachovia	xxxxxxxxxxxxx
4135	MELBOURNE	FL	Wachovia	xxxxxxxxxxxxx
4198	ST. PETERSBURG	FL	Wachovia	xxxxxxxxxxxxx
4368	SAVANNAH	GA	Wachovia	xxxxxxxxxxxxx
4384	NEWPORT NEWS	VA	Wachovia	xxxxxxxxxxxxx
47	LOS ANGELES	CA	Wells Fargo	xxxxxxxxxxxxx
110	CORALVILLE	IA	Wells Fargo	xxxxxxxxxxxxx
180	SEATTLE	WA	Wells Fargo	xxxxxxxxxxxxx
200	OMAHA	NE	Wells Fargo	xxxxxxxxxxxxx
248	EL CAJON	CA	Wells Fargo	xxxxxxxxxxxxx
304	MESA	AZ	Wells Fargo	xxxxxxxxxxxxx
315	MISSOULA	MT	Wells Fargo	xxxxxxxxxxxxx

Mothers Work, Inc.

As of March 1, 2007

329	TACOMA	WA	Wells Fargo	xxxxxxxxxxxxx
340	NEWARK	CA	Wells Fargo	xxxxxxxxxxxxx
344	MIDLAND	TX	Wells Fargo	xxxxxxxxxxxxx
352	EUGENE	OR	Wells Fargo	xxxxxxxxxxxxx
364	ESCONDIDO	CA	Wells Fargo	xxxxxxxxxxxxx
370	HUMBLE	TX	Wells Fargo	xxxxxxxxxxxxx
373	NATIONAL CITY	CA	Wells Fargo	xxxxxxxxxxxxx
391	HOUSTON	TX	Wells Fargo	xxxxxxxxxxxxx
393	RIVERSIDE	CA	Wells Fargo	xxxxxxxxxxxxx
394	WESTMINISTER	CA	Wells Fargo	xxxxxxxxxxxxx
428	MADISON	WI	Wells Fargo	xxxxxxxxxxxxx
429	ORANGE	CA	Wells Fargo	xxxxxxxxxxxxx
443	RENO	NV	Wells Fargo	xxxxxxxxxxxxx
455	DALY CITY	CA	Wells Fargo	xxxxxxxxxxxxx
458	COLORADO SPRINGS	CO	Wells Fargo	xxxxxxxxxxxxx
462	MURRAY	UT	Wells Fargo	xxxxxxxxxxxxx
465	OREM	UT	Wells Fargo	xxxxxxxxxxxxx
482	MINNETONKA	MN	Wells Fargo	xxxxxxxxxxxxx
506	BOISE	ID	Wells Fargo	xxxxxxxxxxxxx
509	SAN DIEGO	CA	Wells Fargo	xxxxxxxxxxxxx
516	PHOENIX	AZ	Wells Fargo	xxxxxxxxxxxxx
526	OMAHA	NE	Wells Fargo	xxxxxxxxxxxxx
547	MONTCLAIR	CA	Wells Fargo	xxxxxxxxxxxxx
555	SUGARLAND	TX	Wells Fargo	xxxxxxxxxxxxx
560	PORTLAND	OR	Wells Fargo	xxxxxxxxxxxxx
610	CASTLE ROCK	CO	Wells Fargo	xxxxxxxxxxxxx
613	CONROE	TX	Wells Fargo	xxxxxxxxxxxxx
616	PETALUMA	CA	Wells Fargo	xxxxxxxxxxxxx
622	PHOENIX	AZ	Wells Fargo	xxxxxxxxxxxxx
636	CABAZON	CA	Wells Fargo	xxxxxxxxxxxxx
637	CAMARILLO	CA	Wells Fargo	xxxxxxxxxxxxx
645	AUBURN	WA	Wells Fargo	xxxxxxxxxxxxx
656	CARLSBAD	CA	Wells Fargo	xxxxxxxxxxxxx
658	MILPITAS	CA	Wells Fargo	xxxxxxxxxxxxx
733	RAPID CITY	SD	Wells Fargo	xxxxxxxxxxxxx
767	PROVO	UT	Wells Fargo	xxxxxxxxxxxxx
801	SAN DIEGO	CA	Wells Fargo	xxxxxxxxxxxxx
809	PORTLAND	OR	Wells Fargo	xxxxxxxxxxxxx
830	SACREMENTO	CA	Wells Fargo	xxxxxxxxxxxxx
845	SALT LAKE CITY	UT	Wells Fargo	xxxxxxxxxxxxx
859	EDINA	MN	Wells Fargo	xxxxxxxxxxxxx
860	SAN MATEO	CA	Wells Fargo	xxxxxxxxxxxxx
940	EDINA	MN	Wells Fargo	xxxxxxxxxxxxx
942	PHOENIX	AZ	Wells Fargo	xxxxxxxxxxxxx
943	SAN FRANCISCO	CA	Wells Fargo	xxxxxxxxxxxxx
946	HOUSTON	TX	Wells Fargo	xxxxxxxxxxxxx
980	PALMDALE	CA	Wells Fargo	xxxxxxxxxxxxx
984	VANCOUVER	WA	Wells Fargo	xxxxxxxxxxxxx
1107	BURLINGAME	CA	Wells Fargo	xxxxxxxxxxxxx
1161	BREA	CA	Wells Fargo	xxxxxxxxxxxxx
1190	MCALLEN	TX	Wells Fargo	xxxxxxxxxxxxx
1233	BROOMFIELD	CO	Wells Fargo	xxxxxxxxxxxxx
1297	EMERYVILLE	CA	Wells Fargo	xxxxxxxxxxxxx
1339	ANCHORAGE	AK	Wells Fargo	xxxxxxxxxxxxx
1345	CEDAR PARK	TX	Wells Fargo	xxxxxxxxxxxxx
1349	REDONDO BEACH	CA	Wells Fargo	xxxxxxxxxxxxx
1367	RANCHO CUCAMONGA	CA	Wells Fargo	xxxxxxxxxxxxx
1368	ANAHEIM	CA	Wells Fargo	xxxxxxxxxxxxx
1370	LA MESA	CA	Wells Fargo	xxxxxxxxxxxxx
1371	SALINAS	CA	Wells Fargo	xxxxxxxxxxxxx
1374	CHINO	CA	Wells Fargo	xxxxxxxxxxxxx
1384	LAREDO	TX	Wells Fargo	xxxxxxxxxxxxx
1389	VENTURA	CA	Wells Fargo	xxxxxxxxxxxxx
1392	NOVATO	CA	Wells Fargo	xxxxxxxxxxxxx
1399	LITTLETON	CO	Wells Fargo	xxxxxxxxxxxxx
1612	ONTARIO	CA	Wells Fargo	xxxxxxxxxxxxx
1634	PARK CITY	UT	Wells Fargo	xxxxxxxxxxxxx
1647	LAS VEGAS	NV	Wells Fargo	xxxxxxxxxxxxx
1651	TROUTDALE	OR	Wells Fargo	xxxxxxxxxxxxx
1652	FOLSOM	CA	Wells Fargo	xxxxxxxxxxxxx
1700	LAS VEGAS	NV	Wells Fargo	xxxxxxxxxxxxx
1723	ROCHESTER	MN	Wells Fargo	xxxxxxxxxxxxx
1736	BROWNSVILLE	TX	Wells Fargo	xxxxxxxxxxxxx
1765	ROSEVILLE	CA	Wells Fargo	xxxxxxxxxxxxx

Mothers Work, Inc.

As of March 1, 2007

1767	LINCOLN	NE	Wells Fargo	xxxxxxxxxxxxx
1768	MISHAWAKA	IN	Wells Fargo	xxxxxxxxxxxxx
1781	SIOUX FALLS	SD	Wells Fargo	xxxxxxxxxxxxx
1800	WOODBURY	MN	Wells Fargo	xxxxxxxxxxxxx
1823	ST. PAUL	MN	Wells Fargo	xxxxxxxxxxxxx
1838	SEATTLE	WA	Wells Fargo	xxxxxxxxxxxxx
1869	DULUTH	MN	Wells Fargo	xxxxxxxxxxxxx
1878	FT. COLLINS	CO	Wells Fargo	xxxxxxxxxxxxx
1899	OGDEN	UT	Wells Fargo	xxxxxxxxxxxxx
1902	BURLESON	TX	Wells Fargo	xxxxxxxxxxxxx
1903	HAYWARD	CA	Wells Fargo	xxxxxxxxxxxxx
1907	SAN LUIS OBISPO	CA	Wells Fargo	xxxxxxxxxxxxx
1924	PORT ARTHUR	TX	Wells Fargo	xxxxxxxxxxxxx
1928	MEDFORD	OR	Wells Fargo	xxxxxxxxxxxxx
1935	LAKEWOOD	WA	Wells Fargo	xxxxxxxxxxxxx
1937	GREENWOOD VILLAGE	CO	Wells Fargo	xxxxxxxxxxxxx
1942	COON RAPIDS	MN	Wells Fargo	xxxxxxxxxxxxx
1950	CEDAR HILL	TX	Wells Fargo	xxxxxxxxxxxxx
1957	CULVER CITY	CA	Wells Fargo	xxxxxxxxxxxxx
1982	FARMINGTON	NM	Wells Fargo	xxxxxxxxxxxxx
1983	LOGAN	UT	Wells Fargo	xxxxxxxxxxxxx
1984	CASPER	WY	Wells Fargo	xxxxxxxxxxxxx
1987	ST. GEORGE	UT	Wells Fargo	xxxxxxxxxxxxx
1995	GRAND JUNCTION	CO	Wells Fargo	xxxxxxxxxxxxx
4001	TWIN FALLS	ID	Wells Fargo	xxxxxxxxxxxxx
4027	WALNUT CREEK	CA	Wells Fargo	xxxxxxxxxxxxx
4093	OMAHA	NE	Wells Fargo	xxxxxxxxxxxxx
4099	LITTLETON	CO	Wells Fargo	xxxxxxxxxxxxx
4145	BILLINGS	MT	Wells Fargo	xxxxxxxxxxxxx
4146	YUMA	AZ	Wells Fargo	xxxxxxxxxxxxx
4156	RACINE	WI	Wells Fargo	xxxxxxxxxxxxx
4172	EL CENTRO	CA	Wells Fargo	xxxxxxxxxxxxx
4201	SIOUX CITY	IA	Wells Fargo	xxxxxxxxxxxxx
4205	ROSEDALE	MN	Wells Fargo	xxxxxxxxxxxxx
4209	MANKATO	MN	Wells Fargo	xxxxxxxxxxxxx
4367	BURNSVILLE	MN	Wells Fargo	xxxxxxxxxxxxx
4394	SANDY	UT	Wells Fargo	xxxxxxxxxxxxx
3819	BRAMPTON	ON	Bank of Montreal	xxxxxxxxxxxxx
3867	EDMONTON	AB	Bank of Montreal	xxxxxxxxxxxxx
4802	THORNHILL	ON	Bank of Montreal	xxxxxxxxxxxxx
4804	NEPEAN	ON	Bank of Montreal	xxxxxxxxxxxxx
4805	EDMONTON	AB	Bank of Montreal	xxxxxxxxxxxxx
4808	EDMONTON	AB	Bank of Montreal	xxxxxxxxxxxxx
4811	SURREY	BC	Bank of Montreal	xxxxxxxxxxxxx
4812	MISSISSAUGA	ON	Bank of Montreal	xxxxxxxxxxxxx
4813	TORONTO	ON	Bank of Montreal	xxxxxxxxxxxxx
4814	LAVAL	QU	Bank of Montreal	xxxxxxxxxxxxx
4816	OTTAWA	ON	Bank of Montreal	xxxxxxxxxxxxx
4817	NEWMARKET	ON	Bank of Montreal	xxxxxxxxxxxxx
4820	ST. CATHARINES	ON	Bank of Montreal	xxxxxxxxxxxxx
4821	HAMILTON	ON	Bank of Montreal	xxxxxxxxxxxxx
4822	PICKERING	ON	Bank of Montreal	xxxxxxxxxxxxx
4824	KELOWNA	BC	Bank of Montreal	xxxxxxxxxxxxx
4825	EDMONTON	AB	Bank of Montreal	xxxxxxxxxxxxx
4826	KITCHENER	ON	Bank of Montreal	xxxxxxxxxxxxx
4827	HALIFAX	NS	Bank of Montreal	xxxxxxxxxxxxx
4828	LONDON	ON	Bank of Montreal	xxxxxxxxxxxxx
4829	WEST VANCOUVER	BC	Bank of Montreal	xxxxxxxxxxxxx
4831	MONCTON	NB	Bank of Montreal	xxxxxxxxxxxxx
4832	REGINA	SK	Bank of Montreal	xxxxxxxxxxxxx
4833	COQUITLAM	BC	Bank of Montreal	xxxxxxxxxxxxx
4835	VANCOUVER	BC	Bank of Montreal	xxxxxxxxxxxxx
4837	SUDBURY	ON	Bank of Montreal	xxxxxxxxxxxxx
4838	SASKATOON	SK	Bank of Montreal	xxxxxxxxxxxxx
4839	WINNIPEG	MB	Bank of Montreal	xxxxxxxxxxxxx
4840	CALGARY	AB	Bank of Montreal	xxxxxxxxxxxxx
4841	CALGARY	AB	Bank of Montreal	xxxxxxxxxxxxx

728	TOTAL - Consolidated stores

*	actual bank account numbers not disclosed

Mothers Work, Inc.

As of March 1, 2007

NON-CONSOLIDATED DEPOSITORY BANK ACCOUNTS

STORE	CITY	STATE	BANK NAME	BANK ADDRESS				ACCOUNT #
126	LEAWOOD	KS	Valley View Bank	7500 West 95th St	Overland Park	KS	66212	xxxxxxxxxxxxx
176	MAYS LANDING	NJ	PNC Bank	4448 Black Horse Pike	Mays Landing	NJ	08330	xxxxxxxxxxxxx
356	FAIRFAX	VA	Suntrust Bank	13033 Lee Jackson Memorial Highway	Fairfax	VA	22033	xxxxxxxxxxxxx
372	WICHITA	KS	Southwest National Bank	454 S Tracy	Wichita	KS	67202	xxxxxxxxxxxxx
390	AIEA	HI	American Savings	98-200 Kamehameha Why	Aiea	HI	96701	xxxxxxxxxxxxx
492	MCLEAN	VA	Chevy Chase	P.O. Box 1296	Laurel	MD	20707	xxxxxxxxxxxxx
500	SPRINGFILED	VA	Chevy Chase	6609 Springfield Mall	Springfield	Va	22150	xxxxxxxxxxxxx
537	BLOOMINGTON	MN	Highland Bank	322 West Market	Bloomington	MN	55425	xxxxxxxxxxxxx
550	CHERRY HILL	NJ	Commerce Bank	1701 Rt 70 East	Cherry Hill	NJ	08034	xxxxxxxxxxxxx
568	SPRINGFIELD	PA	Citizens Bank	1250 Baltimore Pike	Springfield	PA	19064	xxxxxxxxxxxxx
579	WALDORF	MD	M&T	25 S Charles St	Baltimore	MD	21201	xxxxxxxxxxxxx
597	VICTOR	NY	Canadaigua National Bank & Trust	72 S Main St	Canadaigua	NY	14424	xxxxxxxxxxxxx
600	PHILADELPHIA	PA	Citizens Bank	1881 Street Rd	Bensalem	PA	19020	xxxxxxxxxxxxx
621	DARIEN	GA	Southeastern Bank	1010 Northway St.	Darien	GA	31305	xxxxxxxxxxxxx
624	OSAGE BEACH	MO	First Bank of the Lake	4558 Hwy 54, Ste 100	Osage Beach	MO	65065	xxxxxxxxxxxxx
627	COMMERCE	GA	Regions Bank	2123 Elm St.	Commerce	GA	30529	xxxxxxxxxxxxx
630	EDINBURGH	IN	First Community Bank & Trust	P.O. Box 38	Edinburgh	IN	46124	xxxxxxxxxxxxx
643	WAYNE	NJ	Valley National Bank	1345 Willowbrook Mall	Wayne	NJ	07470	xxxxxxxxxxxxx
647	CHICAGO	IL	Mid America Bank	55th & Holmes	Clarendon Hill	IL	60514	xxxxxxxxxxxxx
649	DAWSONVILLE	GA	United Community Bank	P.O. Box 159	Dawsonville	GA	30534	xxxxxxxxxxxxx
732	AUBURN	MA	Sovereign Bank	376 Southridge Rd	Auburn	MA	01501	xxxxxxxxxxxxx
748	CHARLESTOWN	WV	BB&T Bank	Town Center Mall, Ste 1117	Charleston	WV	25389	xxxxxxxxxxxxx
770	HAGERSTOWN	MD	The Fidelity Bank	1700 Dual Highway	Hagerstown	MD	21740	xxxxxxxxxxxxx
787	NEWINGTON	NH	Bank of New Hampshire	2033 Woodbury Ave	Newington	NH	3801	xxxxxxxxxxxxx
811	HOUSTON	TX	Laredo National Bank	5085 Westheimer, Ste 400	Houston	TX	77056	xxxxxxxxxxxxx
821	BETHSEDA	MD	Chevy Chase Bank	11301 Rockville Pike	Kensington	MD	20895	xxxxxxxxxxxxx
876	ATLANTA	GA	Suntrust Bank	3393 Peachtree Rd	Atlanta	Ga	30326	xxxxxxxxxxxxx
922	ARLINGTON	VA	Chevy Chase Bank	P.O. Box 1296	Laurel	MD	20707	xxxxxxxxxxxxx
933	CHICAGO	IL	Northern Trust Bank	120 East Oak St	Chicago	IL	60611	xxxxxxxxxxxxx
988	MEDIA	PA	Citizens Bank	1055 W Baltimore Pike	Media.	PA	19063	xxxxxxxxxxxxx
1035	WAYNE	NJ	Valley National Bank	1445 Valley Road	Wayne	NJ	07470	xxxxxxxxxxxxx
1126	EDGEWATER	NJ	Valley National Bank	1445 Valley Road	Wayne	NJ	07470	xxxxxxxxxxxxx
1146	PEABODY	MA	BankNorth	PO Box 1377	Lewiston	ME	04243	xxxxxxxxxxxxx
1303	ALTOONA	PA	First Commonwealth	Goods Lane & Plank Road	Altoona	PA	16602	xxxxxxxxxxxxx
1317	DULLES	VA	Chevy Chase Bank	21100 Dulles Town Circle, Ste 154	Dulles	VA	20166	xxxxxxxxxxxxx
1321	BAYAMON	PR	R-G Premier Bank	280 Jesus T Pinero Ave, PO Box 2510	Guaynabo	PR	00970	xxxxxxxxxxxxx
1325	CHEYENNE	WY	Community First	1515 Del Range Blvd	Cheyenne	WY	82009	xxxxxxxxxxxxx
1326	BISMARCK	ND	Kirkwood Bank & Trust	P.O. Box 6089	919 South 7th St. Bismark	ND	58506	xxxxxxxxxxxxx
1342	CAROLINA	PR	R-G Premier Bank	280 Jesus T Pinero Ave, PO Box 2510	Guaynabo	PR	00970	xxxxxxxxxxxxx
1343	HYATTSVILLE	MD	Suntrust Bank	3500 East-West Hwy	Hyattsville	MD	20782	xxxxxxxxxxxxx
1605	CONCORD	NC	First Citizens Bank	P.O. Box 3366	Concord	NC	28025	xxxxxxxxxxxxx
1618	SEVIERVILLE	TN	BB&T	186 Collier Dr	Sieverville	TN	37862	xxxxxxxxxxxxx
1622	CANOVANAS	PR	Flexicuent	Carr. 3 Esq. Carr 185	Canovanas	PR	00729	xxxxxxxxxxxxx
1626	ALBERTVILLE	MN	Premier Bank Minnesota	11055 61st St. N.E.	Albertville	MN	55301	xxxxxxxxxxxxx
1627	WATERLOO	NY	National Bank of Geneva	2 Seneca St, P.O. Box 193	Geneva	NY	14456	xxxxxxxxxxxxx
1633	WAIPAHU	HI	Bank of Hawaii	94-817 Lumiania St	Waipahu	HI	96797	xxxxxxxxxxxxx

Mothers Work, Inc.

As of March 1, 2007

NON-CONSOLIDATED DEPOSITORY BANK ACCOUNTS

STORE	CITY	STATE	BANK NAME	BANK ADDRESS				ACCOUNT #
1635	TANNERSVILLE	PA	Citizens Bank	Rts 611 & 715	Tannersville	PA	18372	xxxxxxxxxxxxx
1642	JOHNSON CREEK	WI	Premier Bank	100 Grell Lane	Johnson Creek	WI	53038	xxxxxxxxxxxxx
1655	BURBANK	OH	First Merit Bank	295 FirstMerit Circle	Akron	OH	44307	xxxxxxxxxxxxx
1656	HILTON HEAD	SC	South Carolina Bank & Trust	PO Box 1287	Orangeburg	SC	29116	xxxxxxxxxxxxx
1657	OCEAN CITY	MD	Bank of Ocean City	PO Box 150	Ocean City	MD	21843	xxxxxxxxxxxxx
1708	WACO	TX	American Bank	P.O. Box 154068	Waco	TX	76715	xxxxxxxxxxxxx
1747	KILLEEN	TX	First National Bank (TX)	PO Box 937	Killeen	TX	76540	xxxxxxxxxxxxx
1752	KAULUI	HI	American Savings Bank	275 Kaahumanu Ave	Kahului	HI	96732	xxxxxxxxxxxxx
1758	LONGVIEW	TX	Guaranty Bank	3480 McCann Rd	Longview	TX	75606	xxxxxxxxxxxxx
1803	HATILLO	PR	Flexicuent	128 Ave. Roosevelt	Hatillo	PR	00659	xxxxxxxxxxxxx
1825	SOUTH BURLINGTON	VT	Chittenden Bank	99 Dorset St	S Burlington	VT	05403	xxxxxxxxxxxxx
1830	MAYAGUEZ	PR	Flexicuent	Cento Comercial Mayaguez Mall	Mayaguez	PR	00680	xxxxxxxxxxxxx
1859	ERIE	PA	First National Bank	4140 E State St	Hermitage	PA	16148	xxxxxxxxxxxxx
1908	SAN JUAN	PR	R-G Premier Bank	280 Jesus T Pinero Ave, PO Box 2510	Guaynabo	PR	00970	xxxxxxxxxxxxx
1920	FORT SMITH	AR	Bancorp South	2910 West Jackson Street	Tupelo	MS	38801	xxxxxxxxxxxxx
1922	TEXARKANA	TX	Regions Bank	2000 Richmond Road	Texarkana	TX	75503	xxxxxxxxxxxxx
1941	PENNSDALE	PA	Sovereign Bank	RII EVP 0217A Sovereign Way	East Providence	RI	02915	xxxxxxxxxxxxx
1946	LAWTON	OK	Local Oklahoma Bank	PO Box 26020	Oklahoma City	OK	73126	xxxxxxxxxxxxx
3211	CHERRY HILL	NJ	Commerce Bank	1701 Route 70 East	Cherry Hill	NJ	08034	xxxxxxxxxxxxx
4114	ARLINGTON	VA	Chevy Chase	P.O. Box 1296	Laurel	MD	20707	xxxxxxxxxxxxx
4141	FLORENCE	AL	SunTrust	P.O. Box 622227	Orlando	FL	32862	xxxxxxxxxxxxx
3860	MISSISSAUGA	ON	Pace Bank	5935 Mavis Road, Unit 2	Mississauga	ON	L5R3T7	xxxxxxxxxxxxx
4815	ST. BRUNO DE MONTARVILLE	QU	Bank Laurentienne	335 Boulevard Des Promenades	St. Bruno	QU	J3V6A7	xxxxxxxxxxxxx
4823	ST. JOHN’S	NL	Scotiabank	P.O. Box 8801, Postal Station A	St. John’s	NL	A1B3T2	xxxxxxxxxxxxx
4836	TORONTO	ON	Scotiabank	Dufferin at 401	North York	ON	M6A2T9	xxxxxxxxxxxxx

71	TOTAL - Non-Consolidated stores

*	actual bank account numbers not disclosed

Mothers Work, Inc.

SHORT TERM INVESTMENT ACCOUNTS

FINANCIAL INSTITUTION NAME	FINANCIAL INSTITUTION ADDRESS					ACCOUNT #	DESCRIPTION	CONTACT PERSON

Bank of America (Fleet)	100 Federal Street	MA DE 10017F	Boston	MA	02110	xxxxxxxxxxxxx	Overnight Investments	Paul DeSalvo
Lehman Brothers	399 Park Avenue	6th Floor	New York	NY	10022	xxxxxxxxxxxxx	ST Investments, Money Mkt	Bobby Kolev
UBS	One North Wacker Drive	Suite 2500	Chicago	IL	60606	xxxxxxxxxxxxx	ST Investments, Money Mkt	Steven Stack

*	actual bank account numbers not disclosed